[AMERICAN EXPRESS(R) FUNDS LOGO]



AMERICAN EXPRESS(R)



VARIABLE PORTFOLIO FUNDS



2002 SEMIANNUAL REPORT


REFERENCES TO "FUND" THROUGHOUT THIS SEMIANNUAL REPORT REFER TO THE FOLLOWING

INDIVIDUAL FUNDS, SINGULARLY OR COLLECTIVELY AS THE CONTEXT REQUIRES:


AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND

AXP(R) VARIABLE PORTFOLIO - BOND FUND

AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND

AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND

AXP(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND

AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND

AXP(R) VARIABLE PORTFOLIO - EXTRA INCOME FUND

AXP(R) VARIABLE PORTFOLIO - FEDERAL INCOME FUND

AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND

AXP(R) VARIABLE PORTFOLIO - GROWTH FUND

AXP(R) VARIABLE PORTFOLIO - INTERNATIONAL FUND

AXP(R) VARIABLE PORTFOLIO - MANAGED FUND

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)

AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND

AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND

AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND

AXP(R) VARIABLE PORTFOLIO - STOCK FUND

AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND



THIS SEMIANNUAL REPORT MAY CONTAIN INFORMATION ON FUNDS NOT AVAILABLE UNDER YOUR

VARIABLE ANNUITY CONTRACT OR LIFE INSURANCE POLICY. PLEASE REFER TO YOUR

VARIABLE ANNUITY CONTRACT OR LIFE INSURANCE POLICY PROSPECTUS FOR INFORMATION

REGARDING THE INVESTMENT OPTIONS AVAILABLE TO YOU.


MANAGED BY: IDS LIFE INSURANCE COMPANY



[AMERICAN EXPRESS(R) LOGO]

TABLE OF CONTENTS


From the Chairman                                             3

AXP VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND

Portfolio Manager Q & A                                       4

The 10 Largest Holdings                                       5

AXP VARIABLE PORTFOLIO - BOND FUND

Portfolio Manager Q & A                                       6

The 10 Largest Holdings                                       7

AXP VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND

Portfolio Manager Q & A                                       8

The 10 Largest Holdings                                       9

AXP VARIABLE PORTFOLIO - CASH MANAGEMENT FUND

Portfolio Manager Q & A                                      10

AXP VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND

Portfolio Manager Q & A                                      11

The 10 Largest Holdings                                      11

AXP VARIABLE PORTFOLIO - EMERGING MARKETS FUND

Portfolio Manager Q & A                                      12

The 10 Largest Holdings                                      13

AXP VARIABLE PORTFOLIO - EQUITY SELECT FUND

Portfolio Managers' Q & A                                    14

The 10 Largest Holdings                                      15

AXP VARIABLE PORTFOLIO - EXTRA INCOME FUND

Portfolio Managers' Q & A                                    16

The 10 Largest Holdings                                      17

AXP VARIABLE PORTFOLIO - FEDERAL INCOME FUND

Portfolio Manager Q & A                                      18

AXP VARIABLE PORTFOLIO - GLOBAL BOND FUND

Portfolio Manager Q & A                                      19

The 10 Largest Holdings                                      19

AXP VARIABLE PORTFOLIO - GROWTH FUND

Portfolio Managers' Q & A                                    20

Outlook for the Fund                                         20

The 10 Largest Holdings                                      21

AXP VARIABLE PORTFOLIO - INTERNATIONAL FUND

Portfolio Managers' Q & A                                    22

The 10 Largest Holdings                                      23

AXP VARIABLE PORTFOLIO - MANAGED FUND

Portfolio Managers' Q & A                                    24

The 10 Largest Holdings                                      25

AXP VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)

Portfolio Managers' Q & A                                    26

The 10 Largest Holdings                                      27

AXP VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND

Portfolio Managers' Q & A                                    28

The 10 Largest Holdings                                      29

AXP VARIABLE PORTFOLIO - S&P 500 Index Fund

Portfolio Managers' Q & A                                    30

The 10 Largest Holdings                                      31

AXP VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND

Portfolio Managers' Q & A                                    32

The 10 Largest Holdings                                      33

AXP VARIABLE PORTFOLIO - STOCK FUND

Portfolio Manager Q & A                                      34

The 10 Largest Holdings                                      35

AXP VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND

Portfolio Manager Q & A                                      36

The 10 Largest Holdings                                      37

ALL FUNDS

Financial Statements                                         38

Notes to Financial Statements                                57

Investments in Securities                                    78

[PHOTO OF ARNE H. CARLSON]

ARNE H. CARLSON

CHAIRMAN OF THE BOARD


FROM THE CHAIRMAN

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.


While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions.

Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.


As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American

Express has made significant changes in its investment management capability,

and will continue to make changes as it strives to provide a consistent standard of excellence.


On behalf of the Board,


/s/ Arne H. Carlson


Arne H. Carlson

[PHOTO OF JAMES M. JOHNSON, JR.]

JAMES M. JOHNSON, JR., CFA

PORTFOLIO MANAGER


PORTFOLIO MANAGER Q & A

AXP VP - BLUE CHIP ADVANTAGE FUND


Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: After struggling through an extended bear market, the stock market appeared to begin turning a corner over the past six months. The Fund registered a return of -2.43% for the period. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the unmanaged Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap

Core Funds Index returned -1.69% and -1.36%, respectively, for the same period.


Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?


A: The period began on a momentous note, as the terrorist attacks of September

11th sent shockwaves around the world. Initially, equity markets reacted very negatively to the event, but the situation quickly changed. By late September,

stock markets began moving up, although the environment remained quite volatile.

That positive movement continued through the end of 2001, but in January and

February of 2002, there was more uncertainty in the market. Some of the gains were given back as the period came to a close. The portfolio owns a representative group of holdings from the S&P 500 Index that are considered to be stocks with the best return potential. The portfolio benefited most from its stock selection in the financial, telecommunications services, health care services and semiconductor sectors. Among the best-performing stocks were a number of firms that benefited from an expected economic recovery, including

Harley-Davidson, Circuit City Stores and Best Buy. However, the portfolio's performance relative to the S&P 500 Index was negatively affected by weak returns among computer hardware, computer services, telecommunications equipment, utilities and energy stocks.


Q: HAVE YOU IMPLEMENTED ANY CHANGES TO THE PORTFOLIO IN AN EFFORT TO IMPROVE

PERFORMANCE?


A: Yes, we re-structured the portfolio's approach during the period. While our basic goal of tracking closely to the performance of the S&P 500 Index but outperforming it by 1% to 2% per year is unchanged, the way we seek to accomplish that goal is different. Beginning in November, we changed the management style from one driven by fundamental analysis of individual stocks to a more quantitative approach. Our new style, which we believe will work to the benefit of shareholders, focuses on a number of quantitative factors to determine stock selection. They include various assessments of a stock's valuation, earnings growth characteristics for each company and factors such as a healthy balance sheet. We also assess how external factors, such as the economic environment, will affect prospects for stocks, and make our judgments accordingly.


Q: DOES THIS APPROACH FAVOR GROWTH OR VALUE STOCKS, AND HOW ELSE DOES IT AFFECT

THE FUND?


A: From a style perspective, our approach is neutral. In other words, the portfolio includes both growth and value stocks. However, the portfolio is more broadly diversified than it was prior to the change. The Fund now owns close to

200 stocks, whereas before it included about 120 stocks. We haven't changed our objective of tracking closely with the performance of the market as a whole,

while outperforming it through superior stock selection. In fact, since our new approach was fully implemented in November, we've seen the Fund perform better than the S&P 500 Index in that brief time.


Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?


A: For starters, I expect volatility to remain an issue in the market. On the positive side, we continue to look for signs of an economic turnaround. The market clearly priced in some expectation of that with its rally at the end of

2001. What isn't clear is how fast, how strong and how sustainable a recovery will be. While the economy is likely to be the biggest issue affecting stocks in the near term, other variables will come into play as well. Fallout surrounding the Enron situation and further concerns about terrorist attacks may continue to play a role in how the market performs. The portfolio is positioned somewhat conservatively, which should be beneficial in an environment of continued

uncertainty. Since our management approach is not highly dependent on the current economic scenario to drive performance, but on individual stock selection, we anticipate that the portfolio can perform well in the months ahead, and are confident that our new management approach will help us achieve our investment objectives.


/s/ James M. Johnson, Jr.


James M. Johnson, Jr., CFA

THE 10 LARGEST HOLDINGS

AXP VP - BLUE CHIP ADVANTAGE FUND




                                   PERCENT                VALUE


                                (OF NET ASSETS)     (AS OF FEB. 28, 2002)



General Electric                     3.8%               $3,090,395

Microsoft                            3.0                 2,467,782

Wal-Mart Stores                      2.7                 2,219,958

Exxon Mobil                          2.7                 2,217,727

Pfizer                               2.5                 2,019,942

Citigroup                            2.2                 1,828,688

Johnson & Johnson                    1.8                 1,479,870

Intel                                1.8                 1,467,869

Intl Business Machines               1.7                 1,403,116

American Intl Group                  1.7                 1,397,071



For further detail about these holdings, please refer to the section entitled

"Investments in Securities."


[CHART]


THE 10 HOLDINGS LISTED HERE MAKE UP 23.9% OF NET ASSETS

[PHOTO OF RAY GOODNER]

RAY GOODNER, CFA

PORTFOLIO MANAGER


PORTFOLIO MANAGER Q & A

AXP VP - BOND FUND


Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: In an environment where significant events and a changing economy affected interest rate trends, the portfolio managed a positive gain. For the six months,

the portfolio returned 2.05%. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison,

the unmanaged Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt

- BBB rated Funds Index, returned 3.02% and 1.01%, respectively, for the same period.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: Early in the period, the shocking events of September 11th threw financial markets into turmoil. The immediate effect was that the U.S. economy, which appeared to be poised for a recovery, suffered a significant blow. This had a negative impact on the portfolio in the immediate aftermath. Prior to the terrorist attacks, I had positioned the portfolio to benefit from an upturn in the U.S. economy. That meant a greater emphasis on corporate bonds, including high-yield securities issued by companies with credit concerns. Typically, these bonds respond well to positive economic trends. When the economy was dealt this setback, corporate issues suffered as well. Fortunately, the Federal Reserve continued to reduce short-term interest rates, as it had been all year, and that helped restore confidence in the economy. High-yield bonds began to perform particularly well at the end of 2001, boosting the Fund's return. Those holdings struggled again in the closing months of the semiannual period, due in part to fallout from the problems surrounding Enron. However, the market stabilized again toward the end of February.


Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?


A: Throughout the six-month span, I maintained a rather conservative stance in the portfolio's duration (a measure of the Fund's sensitivity to interest rate changes). In the weeks following the September 11th attacks, I reduced our positions in issues sensitive to those events such as bonds from companies in the travel and leisure industry. A greater emphasis was placed on bonds of consumer staple companies, and that provided some stability to the portfolio. As the economic environment began to improve, I put more money to work in bonds issued by companies with a weaker credit standing. These bonds were attractively priced and offered very competitive yields. I expect them to generate solid returns for the portfolio. Late in the period, portfolio additions included bonds from companies in consumer cyclical industries like autos and retail stores, which should benefit as the economy improves.


Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?


A: From all appearances, the U.S. economy seems to be getting back on track after a very sluggish 2001. If that proves to be the case, it presents both positives and negatives for the portfolio. On the positive side, better economic conditions should improve the fortunes of corporate bond issuers, who rely on solid cash flows to make timely interest and principal payments. I expect these bonds, a significant part of the portfolio, to perform well in the months ahead.

The downside of an improved economy is that interest rates are likely to trend a bit higher in the months to come. I am maintaining a cautious position in the portfolio in light of that concern. However, it is important to point out that up to now, inflation has not proven to be a major concern for the economy. If that continues to be the case, it is likely that any increase in interest rates

(which results in lower bond values) will be only modest. Therefore, I anticipate that the portfolio will be in a position to continue to offer solid returns throughout the rest of its fiscal year.


/s/ Ray Goodner


Ray Goodner, CFA

THE 10 LARGEST HOLDINGS

AXP VP - BOND FUND




                                                  PERCENT            VALUE


                                              (OF NET ASSETS) (AS OF FEB. 28, 2002)



AT&T Wireless Services

 7.88% 2011                                         1.0%          $17,257,460

Union Pacific

 6.65% 2011                                         1.0            16,952,762

GMAC

 6.88% 2011                                         1.0            16,894,259

WorldCom

 7.50% 2011                                         0.9            16,379,602

Dominion Virginia Power

 5.75% 2006                                         0.9            15,304,185

BellSouth Capital Funding

 7.88% 2030                                         0.8            14,003,412

Citizens Communications

 9.25% 2011                                         0.8            13,613,875

Bowater Canada Finance

 7.95% 2011                                         0.8            13,357,499

Enterprise Rent-A-Car USA Enterprise

 8.00% 2011                                         0.7            12,789,240

Goldman Sachs Group

 6.88% 2011                                         0.7            12,463,872



Excludes U.S. Treasury and government agency holdings.


For further detail about these holdings, please refer to the section entitled

"Investments in Securities."


[CHART]


THE 10 HOLDINGS LISTED HERE MAKE UP 8.6% OF NET ASSETS

[PHOTO OF JOE BARSKY]

JOE BARSKY

PORTFOLIO MANAGER


PORTFOLIO MANAGER Q & A

AXP VP - CAPITAL RESOURCE FUND


Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: The period proved to be a mixed bag for equity markets. During this time, the portfolio generated a return of -1.14%. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the unmanaged Standard & Poor's 500 Index returned -1.69% for the same period.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: Markets were already coming off more than a year of difficult times, and the

U.S. economy was in the midst of a mild recession when the terrorist attacks of

September 11th occurred. That took a toll on the markets in the immediate aftermath. Prior to the tragedy, the portfolio was starting to add more stocks of companies that would benefit from an economic rebound. Prospects for a recovery suffered a setback after the attacks. Some holdings in sectors directly affected, notably in the travel and leisure industry, were particularly hard hit. However, the significant selloff that took place in the week following

September 11th created a solid buying opportunity, and efforts were made to take advantage of notable values in quality stocks that were very attractively priced. In the closing months of 2001, the equity markets performed particularly well, but some of those gains were given back in January and February as the six-month period came to an end. An encouraging note was that many of the portfolio's economically-sensitive stocks (those that should perform better as the economy improves) gained ground. Investors clearly became more optimistic that the economic recovery was firmly in place.


Q: WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?


A: Among stocks added in the immediate aftermath of September 11th were FedEx and Starwood Hotels & Resorts Worldwide, which enjoyed strong comebacks over the remaining months of the period. Greater emphasis was also put on a number of industrial stocks such as Caterpillar, Illinois Tool Works and Dow Chemical.

Many stocks in this sector saw their fortunes improve in line with economic expectations. Another area of increased interest was the insurance sector. While financial stocks as a whole struggled through much of the period, many insurance firms saw better results. These companies are well positioned to boost their premiums in light of an increasingly risky environment, and that should improve the earnings outlook for many of these firms. Technology stocks were a mixed bag and we held a neutral position in the portfolio, again with more focus on companies that can benefit from a cyclical upturn in the economy.


Q: WHAT IS THE OUTLOOK FOR THE COMING MONTHS?


A: There are mostly positive signs that the U.S. economy is moving beyond the slowdown that created such problems for the markets in 2000 and 2001. A stronger economy should eventually translate into better earnings for a number of companies. That creates a constructive environment for stocks, though volatility is likely to continue to be an issue in the market. Among other reasons, this can be traced to what continue to be rather high valuations among many stocks.

As always, the portfolio will be focused on stocks of companies that offer solid, long-term growth potential.


/s/ Joe Barsky


Joe Barsky


NOTE TO SHAREHOLDERS: IN APRIL 2002, DOUG CHASE SUCCEEDED JOE BARSKY AS THE

PORTFOLIO MANAGER OF AXP VP - CAPITAL RESOURCE FUND.

THE 10 LARGEST HOLDINGS

AXP VP - CAPITAL RESOURCE FUND




                                        PERCENT                   VALUE


                                    (OF NET ASSETS)        (AS OF FEB. 28, 2002)



General Electric                          3.4%                 $92,400,000

Exxon Mobil                               3.3                   90,860,000

Microsoft                                 3.2                   87,510,000

Johnson & Johnson                         2.9                   79,170,000

Citigroup                                 2.8                   76,925,000

American Intl Group                       2.7                   73,970,000

Pfizer                                    2.7                   73,728,000

Wal-Mart Stores                           2.5                   68,211,000

Minnesota Mining & Mfg                    2.1                   58,965,000

American Home Products                    2.1                   57,195,000



For further detail about these holdings, please refer to the section entitled

"Investments in Securities."


[CHART]


THE 10 HOLDINGS LISTED HERE MAKE UP 27.7% OF NET ASSETS

[PHOTO OF MARY MCQUILLEN]

MARY MCQUILLEN

PORTFOLIO MANAGER


PORTFOLIO MANAGER Q & A

AXP VP - CASH MANAGEMENT FUND


Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: The portfolio's yield fell during the six-month period, reflecting a substantial decline in short-term interest rates. For the period, the Fund returned 1.01% and its seven-day yield was 1.37%. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies. The yield more closely reflects the current earnings of the money market portfolio than does total return.)


Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE SIX MONTHS?


A: The biggest impact on the Fund comes directly from the Federal Reserve (the

Fed), which controls the market for short-term interest rates. During the period, the Fed continually reduced interest rates in an effort to jump-start the U.S. economy, which found itself in the throes of a mild recession. (Lower interest rates are designed to stimulate economic growth.) For example, the yield on three-month U.S. Treasury Bills declined from a level of 3.35% at the beginning of September to 1.85% at the end of the six-month period on February

28, 2002. Rates actually bottomed out a bit lower than that early in 2002, but moved slightly higher in February as the Fed gave indications that it no longer needed to reduce short-term interest rates.


Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?


A: Given the expectation that interest rates were heading lower, we lengthened the portfolio's average maturity during the period. Longer-term securities offered a higher interest rate and an ability to lock in those rates. That was more attractive than having to continually reinvest in shorter-term securities in a market where yields were declining. With the Fed cutting interest rates through December, this strategy remained in place throughout the period. After the Fed seemed to signal it was done cutting short-term rates in January 2002,

we stopped lengthening the portfolio's average maturity by the end of the period. It is also important to point out that we strived to maintain a very high level of quality in the portfolio. In fact, as the economy weakened, we eliminated some holdings issued by corporate borrowers who had seen their credit rating lowered due to difficult financial circumstances.


Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?


A: While there are signs that an economic recovery may be underway, I expect it to be a rather slow-moving rebound. Therefore, I don't look for a significant change in the interest rate environment in the near term. Farther out, if the

Federal Reserve reverses its course of 2001 and begins raising short-term rates,

I anticipate reducing the portfolio's average maturity. The degree of that reduction depends on market conditions, but if the trend of interest rates is up, owning holdings for a shorter-term and reinvesting in securities more often at higher rates of interest will benefit shareholders. As always, I will focus on following a prudent investment approach in order to maintain the portfolio's stable value while continuing to provide a competitive yield.


/s/ Mary McQuillen


Mary McQuillen


NOTE TO SHAREHOLDERS: IN JANUARY 2002, MARY MCQUILLEN SUCCEEDED TERRY SEIERSTAD

AS PORTFOLIO MANAGER OF AXP VP - CASH MANAGEMENT FUND.

PORTFOLIO MANAGER Q & A

AXP VP - DIVERSIFIED EQUITY INCOME FUND


Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: Equity markets sustained significant volatility over the past six-month period. The Fund registered a return of -1.54%, although value stocks, the focus of the portfolio, rallied in the closing months of the period. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the unmanaged Russell 1000(R) Value Index and the

Lipper Equity Income Funds Index returned -0.79% and -0.69%, respectively, for the same period. The unmanaged Standard & Poor's 500 Index posted a return of

-1.69% for the six months.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: This was a period of dramatic events that had a significant impact on the investment markets. The first and most notable were, of course, the terrorist attacks of September 11th. In the immediate aftermath of the attacks, stock markets declined dramatically. However, they quickly recovered and, in the final months of 2001, stocks performed well. Value stocks, the focus of this portfolio, slightly underperformed more growth-oriented segments of the market.

However, in January and February the environment changed again, as increasing concerns tied to the Enron scandal took a toll on stocks. In this environment,

our value-oriented portfolio held up better, including achieving a positive return in February when most of the rest of the stock market was in decline.

Throughout the period, small-cap stocks tended to perform better than larger-cap issues. Within the Fund, consumer staple stocks such as Knight-Ridder,

Albertson's and Supervalu were among the best performers. By contrast, stocks of basic materials and utilities companies struggled over the six-month span. In general, this environment was one where individual stocks that performed well tended to do so without regard to industry or market trends, driven instead by individual company factors.


Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?


A: The major selloff in stocks in the week following the terrorist attacks created attractive buying opportunities, particularly among strong competitors in some of the hardest-hit industries. I put money to work in AMR (airlines) and

Royal Caribbean Cruises (cruise lines), and added to our position in General

Motors (autos). These consumer-sensitive stocks responded positively when it became apparent that consumer spending would accelerate after a pause in

September. The increased focus on consumer stocks was also tied to expectations that the U.S. economy was on the verge of moving out of the recession that had started earlier in 2001. I maintained a solid position in industrial stocks that continued to offer attractive value and solid return potential.


Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?


A: It is clear that the U.S. economy is now enjoying positive growth once again after a mild recession in the middle of last year. However, it isn't obvious just how strong the recovery will be, and how quickly that will improve the outlook for corporate profits. The market's strong rally in late 2001 certainly priced in an expectation that corporate earnings would quickly get back on track, but it seems that we may have to wait longer to see a significant improvement. I continue to believe that many "old-line" companies that are included in the portfolio, such as Caterpillar and Ingersoll-Rand, will be better positioned to benefit from the environment than so-called new economy stocks, primarily in the technology sector. While the short-term environment is likely to remain quite volatile, I believe the portfolio's positioning in quality value stocks will prove beneficial over time.


/s/ Warren E. Spitz


Warren E. Spitz


THE 10 LARGEST HOLDINGS

AXP VP - DIVERSIFIED EQUITY INCOME FUND





                                             PERCENT                  VALUE

                                         ---------------       ---------------------

                                         (OF NET ASSETS)       (AS OF FEB. 28, 2002)

                                         ---------------       ---------------------


Lehman Brothers Holdings                        2.9%                 $5,888,600

Ingersoll-Rand Cl A                             2.7                   5,569,499

SUPERVALU                                       2.3                   4,570,702

Conoco                                          2.1                   4,320,464

ChevronTexaco                                   2.0                   4,057,680

XL Capital Cl A                                 1.9%                 $3,894,801

Burlington Northern Santa Fe                    1.9                   3,866,044

Morgan Stanley,

  Dean Witter & Co                              1.8                   3,594,012

CIGNA                                           1.7                   3,511,846

Loews                                           1.7                   3,473,901



[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 21.0% OF NET ASSETS


For further detail about these holdings, please refer to the section entitled

"Investments in Securities."

[PHOTO OF JULIAN THOMPSON]

JULIAN THOMPSON

PORTFOLIO MANAGER


PORTFOLIO MANAGER Q & A

AXP VP - EMERGING MARKETS FUND


Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: In a period where most equity markets struggled, emerging markets enjoyed solid performance. For the six months, the portfolio generated a return of

17.67%. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the unmanaged Morgan Stanley

Capital International (MSCI) Emerging Markets Free Index and the Lipper Emerging

Markets Funds Index returned 12.45% and 12.11%, respectively, for the same period.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: The period began with a sharp selloff of stocks in the wake of the terrorist attacks in the United States on September 11. But the situation changed abruptly beginning in the last week of September. Investors began to anticipate that the

U.S. and other economies would not be as hard hit as first thought. We saw Asian markets rally strongly as a result. Taiwan and Korea were among the strongest performing markets over the period. Korea experienced both a pickup in export activity and an improvement in its domestic economy. Smaller Asian markets also rallied significantly in anticipation of a recovery in global economic growth.

Another geographic area of strength was Eastern Europe, notably Hungary, Poland and the Czech Republic. In Latin America, Mexico was a solid performer, though not able to keep pace with some of the market's leaders. Markets in nations that have faced financial challenges, including South Africa and Argentina, struggled during the six-month period. Argentina's financial crisis has been well publicized, and the portfolio avoided investments in that market during the period.


Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?


A: The Fund's strong performance began early in the period when we had taken a defensive posture, including holding a large percentage of the portfolio in cash. Once the market overcame the strong selloff of mid-September, we were able to put significant assets to work. I boosted our position in Asian markets.

These export-driven markets are particularly sensitive to global economic trends, and should benefit from an economic recovery that is anticipated to strengthen in 2002. At the same time, I reduced our exposure to those economies where long-term growth rates were threatened by poor capital flows and a deteriorating political environment. That included trimming our exposure to

South Africa in half.


Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?


A: The outlook for emerging markets remains very positive. This asset class has been overshadowed in the last six years by a strong U.S. corporate environment.

Fears over the reliability of accounting and credit quality in the developed world has brought a reappraisal of equity risk in the United States and other developed nations, with favorable results. The discount in prices of emerging market stocks in comparison to developed markets is beginning to narrow and we expect it to narrow further as capital begins to seek the higher returns which we believe only up-and-coming economies can provide at this point. With more money flowing into the market, emerging economies should experience positive growth, providing further support for our optimistic view.


/s/ Julian Thompson


Julian Thompson

THE 10 LARGEST HOLDINGS

AXP VP - EMERGING MARKETS FUND




                                                         PERCENT                  VALUE

                                                     ---------------      ---------------------

                                                     (OF NET ASSETS)      (AS OF FEB. 28, 2002)

                                                     ---------------      ---------------------


Kookmin Bank New (Korea)                                    4.0%                 $300,718

Telefonos de Mexico ADR Cl L (Mexico)                       3.7                   275,918

Samsung Electronics (Korea)                                 3.4                   253,902

Petroleo Brasileiro (Brazil)                                3.0                   222,487

Anglo American Place (United Kingdom)                       2.8                   209,448

YUKOS ADR (Russia)                                          2.7                   204,900

Taiwan Semiconductor Mfg ADR (Taiwan)                       2.7                   202,053

Grupo Financiero BBVA Bancomer Cl O (Mexico)                2.4                   175,594

SK Telecom (Korea)                                          2.1                   153,184

America Movil ADR Cl L (Mexico)                             2.0                   152,891


Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.


For further detail about these holdings, please refer to the section entitled

"Investments in Securities."


[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 28.8% OF NET ASSETS

[PHOTO OF DUNCAN J. EVERED]

DUNCAN J. EVERED

PORTFOLIO MANAGER

[PHOTO OF PAUL A. ROKOSZ]

PAUL A. ROKOSZ

PORTFOLIO MANAGER


PORTFOLIO MANAGERS' Q & A

AXP VP - EQUITY SELECT FUND


Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: In a volatile period for equity markets, the portfolio generated a positive return of 2.51%. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the unmanaged Russell

Mid-Cap(R) Growth Index, the Lipper Mid-Cap Growth Funds Index and the Lipper

Multi-Cap Growth Funds Index returned -3.20%, -6.78% and -7.42%, respectively,

for the same period. The unmanaged Standard & Poor's MidCap 400 Index posted a return of 2.89% for the six months.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: The period started with weak economic activity and struggling equity markets.

Of course, the events of September 11th had a dramatic impact on financial markets. In the immediate aftermath, stocks declined dramatically, but they ended 2001 on a strong note. This was due in part to gradual signs that the economy was finding its bearings and that the recession would be short-lived.

Stocks rebounded sharply through December, but in January and February, they pulled back again. This appeared due in part to concerns stemming from the Enron scandal that left investors questioning accounting practices and earnings calculations. At the same time, some positive signs occurred among bellwether technology stocks, including Novellus Systems (one of our portfolio's holdings),

that indicated better days could be ahead for stocks listed on the Nasdaq Index,

which has struggled recently. Within the portfolio, a number of our largest consumer holdings, including Whole Foods Market, Williams-Sonoma and 99 Cents

Only Stores performed particularly well.


Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?


A: Since the bulk of our focus is on finding companies with good long-term return prospects, we made few significant changes to the Fund over the past six months. It is important to note that through various short-term swings, the portfolio maintains a disciplined approach to identifying and investing in attractive stocks of mid-sized, growth-oriented companies. In particular, our focus is on companies with a strong franchise within their industry, run by solid management teams with the ability to generate consistent performance. Most of these firms boast strong financial characteristics, including reliable cash flow and low debt. In the current market environment, it appears these factors may be more important than ever before. We believe in owning a broad array of mid-cap growth stocks. The portfolio is split about evenly between stocks that fall into one of four categories, namely technology, health care, consumer and miscellaneous. Throughout the period, we maintained a virtually fully-invested portfolio (that means we held very little cash). The nature of our management style is to have limited portfolio turnover and take a longer-term view of the investments that we make.


Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?


A: We anticipate that the market will continue to show significant volatility in the coming months, similar to what we've experienced for some time. While equity markets have struggled since early 2000, signs of an improved economy should create a more positive environment in the months ahead. That should eventually result in improved corporate profits, which bodes well for stocks. What's more,

small- and mid-cap stocks typically perform quite well in comparison to larger-cap issues in the early stages of an economic recovery. If that happens again, the portfolio could be well-positioned to benefit from economic and market trends. Most important, we will maintain our disciplined investment approach, closely monitoring the stocks that are already part of the Fund while seeking new investment opportunities in the universe of domestic mid-cap growth stocks.


/s/ Duncan J. Evered


Duncan J. Evered


/s/ Paul A. Rokosz


Paul A. Rokosz

THE 10 LARGEST HOLDINGS

AXP VP - EQUITY SELECT FUND




                                                         PERCENT              VALUE

                                                    ---------------  ---------------------

                                                    (OF NET ASSETS)  (AS OF FEB. 28, 2002)

                                                    ---------------  ---------------------


Whole Foods Market                                         5.0%           $1,806,892

Fiserv                                                     3.8             1,371,228

Williams-Sonoma                                            3.6             1,311,204

SunGard Data Systems                                       3.2             1,157,626

Sigma-Aldrich                                              3.1             1,120,876

Biomet                                                     2.9             1,047,445

Cheesecake Factory (The)                                   2.7               987,416

Maxim Integrated Products                                  2.7               978,806

Fastenal                                                   2.7               960,035

Brinker Intl                                               2.7               956,369


For further detail about these holdings, please refer to the section entitled

"Investments in Securities."


[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 32.4% OF NET ASSETS

[PHOTO OF SCOTT SCHROEPFER]

SCOTT SCHROEPFER

PORTFOLIO MANAGER


PORTFOLIO MANAGERS' Q & A

AXP VP - EXTRA INCOME FUND


Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: Challenging events during the six months had a major impact on the market for high-yield bonds. Over the semiannual reporting period, the portfolio registered a -2.17% return. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the unmanaged Merrill

Lynch High Yield Bond Index and the Lipper High Yield Funds Index returned 1.63%

and -3.68%, respectively, for the same period.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: The period proved to be a difficult one for the corporate bond market,

particularly among low-grade bonds, the focus of this portfolio. It started with the tragic attacks of September 11th, which sent shockwaves through the world,

including the financial markets. Investors quickly lost their appetite for risk,

and high-yield bonds suffered as a result. The environment slowly improved toward the end of 2001, but the difficulties surrounding Enron proved to be another setback for the market. Investors became increasingly concerned that leveraged companies would have a difficult time meeting their financial obligations. This took a particular toll on our holdings among utilities,

wireless and telecommunications companies. As the six-month period came to a close, the high-yield market again moved in a negative direction. It appeared during the period as if default rates, a common concern when investing in issues from companies with lower credit quality, reached their peak for the current cycle. On the positive side, high-yield bonds appeared quite attractively valued by the end of February, and more investors started showing an interest in putting money back into this part of the market.


Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?


A: We have maintained a strong, ongoing position in sectors that held up well throughout the period, including cable television, health care and gaming issues. At the same time, we tried to put more money to work in bonds from issuers in more cyclical industries (sectors that should benefit from an improved economy) including steel, wood and paper products and energy companies.

Some of these offered very attractive values, which should create solid upside potential if the economy continues to move in a more positive direction. By the end of the six-month period, we had positioned the portfolio in what we would consider to be a cautiously aggressive manner in an effort to take advantage of what may be ahead for the high-yield market.


Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?


A: Most signs appear to point toward an improving economy in 2002. That should be good news for issuers of low-grade bonds. Typically, a strong economy creates better cash flow so these companies are able to meet their debt obligations in a timely manner. If that proves to be the case, the rate of defaults among high-yield issuers should decline from last year's peaks. Along with a positive economic backdrop, there seems to be a healthy balance between the supply of bond issues and the demand (cash flow into the market). That should help give bond prices a lift. In addition, we feel that a more positive environment allows us to own a higher percentage of lower-rated bonds than we did last year. With the risk of default appearing to be lower, these bonds should help provide a yield advantage without significantly adding to the portfolio's risk. As always,

our security selection process benefits from our experienced internal research staff that carefully reviews all bonds before they are added to the Fund. Given the current direction of the market, we anticipate that the coming months can provide positive opportunities for the portfolio.


/s/ Scott Schroepher


Scott Schroepfer


/s/ Brian J. Lavin


Brian J. Lavin

THE 10 LARGEST HOLDINGS

AXP VP - EXTRA INCOME FUND




                                                         PERCENT               VALUE

                                                     ---------------   ---------------------

                                                     (OF NET ASSETS)   (AS OF FEB. 28, 2002)

                                                     ---------------   ---------------------


Intermedia Communications

 13.50% Pay-in-kind Series B Preferred                    2.6%              $15,773,206

CSC Holdings

 11.13% Cm Series M Preferred                             2.5                15,335,804

Mirant Americas Generation LLC

 7.63% 2006                                               1.9                11,832,000

Allied Waste North America

 10.00% 2009                                              1.5                 9,274,512

Revlon Consumer Products

 12.00% 2005                                              1.3                 7,867,200

Nextel Communications

 9.75% 2007                                               1.2                 7,039,500

Adelphia Communications

 13.00% Cm Series B Preferred                             1.1                 6,874,100

Quebecor Media

 11.13% 2011                                              1.1                 6,718,749

Adelphia Communications

 10.25% 2006                                              1.1                 6,489,000

Calpine Canada Energy Finance

 8.50% 2008                                               1.0                 6,177,728


For further detail about these holdings, please refer to the section entitled

"Investments in Securities."


[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 15.3% OF NET ASSETS

[PHOTO OF SCOTT R. KIRBY]

SCOTT R. KIRBY

PORTFOLIO MANAGER


PORTFOLIO MANAGER Q & A

AXP VP - FEDERAL INCOME FUND


Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: After a slow start in which the bond market grappled with a very volatile environment, the portfolio made a solid recovery in the closing months of the period. As a result, the portfolio generated a return of 2.19% for the semiannual period. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the unmanaged

Lehman Brothers Aggregate Bond Index, the unmanaged Merrill Lynch 1-3 Year U.S.

Government Index, the unmanaged Merrill Lynch 1-5 Year U.S. Government Index and the Lipper Short U.S. Government Funds Index returned 3.02%, 3.12%, 3.09% and

2.72%, respectively, for the same period.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: The period started off in very challenging fashion for the investment markets. After coping with a sluggish economy throughout the summer, the tragic events of September 11th left an indelible mark. In the months that followed,

the bond market continued to be rather volatile. Initially, investors sought higher-quality debt securities. That proved beneficial for our holdings of U.S.

government-issued securities, but less so for the most prominent position in the portfolio, mortgage-backed securities. Mortgage bonds typically suffer in a volatile investment environment, and those circumstances existed for much of the rest of 2001. Late in the year as signs of an improving economy appeared,

investors became nervous that interest rates might shoot higher. That also proved detrimental to the fortunes of our mortgage-backed holdings. However, the situation changed dramatically in January and February. The interest rate market began to stabilize, a more beneficial environment for mortgage bonds. In addition, concerns stemming from the accounting irregularities involving Enron and the fallout from that situation sent investors fleeing from corporate bonds.

Mortgage-backed securities became even more attractive, once again giving our portfolio a boost.


It should be noted that I employ a strategy of using short sales and investments in derivatives such as futures, options and forward contracts in an effort to reduce volatility in the portfolio. If underlying securities perform well, these investments will suffer losses. However, they provide an important hedge against the effects of a possible downturn in the market and help to provide overall stability to the portfolio.


Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?


A: One of the challenges of the past six months has been trying to determine what direction interest rates are headed. That affects how we position the portfolio in terms of the maturity of our holdings. Typically, when rates move higher, it is advantageous to keep the portfolio's average duration lower. While there were reasons to expect higher rates, especially once the economy began to recover, no significant upward moves took place over this period. In fact, we more commonly witnessed rate declines (depending on the type of debt security involved). Therefore, I maintained a rather neutral stance in regard to the portfolio's interest rate sensitivity. In terms of the portfolio's asset mix, I made few changes. Mortgage-backed securities continue to represent the largest position (just less than half of the portfolio's value), with Treasury securities close behind.


Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?


A: It seems more apparent now that the economy is bouncing back from the difficulties it faced in 2001. That means the Federal Reserve, which aggressively lowered short-term interest rates throughout 2001, will be able to hold the line on rates, and most likely will begin raising them again at some point. With a better economic outlook, we should see interest rates begin to move higher this year, though not dramatically so. The risk of higher rates is tempered by the fact that inflation, which significantly affects the interest rate environment, remains under control. My focus now is to preserve the portfolio's share value while seeking to generate the most competitive yield possible. I believe our current emphasis on mortgage-backed securities will help us achieve that goal.


/s/ Scott R. Kirby


Scott R. Kirby

[PHOTO OF NIC PIFER]

NIC PIFER

PORTFOLIO MANAGER


PORTFOLIO MANAGER Q & A

AXP VP - GLOBAL BOND FUND


Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: A combination of declining interest rates and a strong dollar proved to be a mixed bag, resulting in a return of -1.07% for the portfolio during the six-month period. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the unmanaged Salomon

Smith Barney World Government Bond Index and the Lipper Global Income Funds

Index returned -3.78% and -0.35%, respectively, for the same period.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: There were three distinct periods of market activity during the six months.

Early in the period, the tragic events of September 11th had a dramatic effect on the market. The impact of the attacks, combined with what was already a weakened global economic environment, led to a decline in interest rates.

Government bonds performed particularly well, and the portfolio's heavy weighting in this part of the market proved to be beneficial. In mid-November,

the environment changed, as investors became more encouraged about the direction of world economies. Bond yields moved higher, with corporate bonds performing better than government issues. Toward the end of 2001, another change occurred,

and predominant sentiment shifted to the expectation that any economic recovery would be muted. Government bond yields declined again and there was significant volatility among corporate bonds of slightly lower quality within the investment-grade spectrum. At the same time, foreign currencies, most notably

Japan's yen, but also the euro (Europe's common currency) lost ground in comparison to the dollar. By the end of the six months, we saw global bond markets enjoy mildly positive performance in local currency terms. However, a strong dollar reduced the net return to the portfolio.


Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?


A: We began the period with about half of the Fund invested in domestic bonds. A significant weight was also placed in Europe, with only a very small position in

Japan. During the period, I took advantage of attractive prices in emerging market bonds and was able to capitalize on some short-term gains. After a major selloff in Japanese bonds, I put more money to work in that market in January,

significantly raising the portfolio's weighting in the yen. The portfolio's

European position was boosted slightly, while I reduced our U.S. holdings. With the expectation that interest rates, in general, will probably drift higher in the months ahead, I have positioned the portfolio a bit more cautiously in terms of its interest-rate sensitivity. I am also putting more money to work in corporate bonds, which are likely to be among the best-performing sectors of the bond market in an improving economy.


Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?


A: The environment seems to be shifting quickly. Early in 2002, there was somewhat of a consensus that the U.S. economy, while improving this year, would not grow dramatically. In that environment, we would expect a fair amount of stability for interest rates, which would bode well for bonds. However, in recent weeks, much of the economic news has been better than expected, leading to some concern that bonds may be more vulnerable to a rising interest rate trend in the months ahead. With this as a backdrop, we expect our best opportunities to be found in overseas markets and among non-government bonds in the United States. My focus will be on preserving capital and generating a competitive level of distribution yield in order to help achieve a solid return for the remainder of the fiscal year.


/s/ Nic Pifer


Nic Pifer


THE 10 LARGEST HOLDINGS AXP VP - GLOBAL BOND FUND





                                                    PERCENT                 VALUE

                                                ---------------     ---------------------

                                                (OF NET ASSETS)     (AS OF FEB. 28, 2002)

                                                ---------------     ---------------------


U.S. Treasury

 7.50% 2016                                           6.7%               $12,858,403

Federal Republic of Germany

 7.50% 2004                                           5.7                 10,927,187

U.S. Treasury

 3.00% 2004                                           3.4                  6,500,761

Buoni Poliennali Del Tes (Italy)

 8.50% 2004                                           3.3                  6,303,517

Federal Republic of Germany

 5.25% 2008                                           3.2                  6,099,241

Govt of France

 6.50% 2006                                           2.9%                $5,595,340

Allgemeine Hypo Bank (Germany)

 5.00% 2009                                           2.9                  5,563,105

Belgium Kingdom

 7.25% 2004                                           2.5                  4,881,119

Federal Republic of Germany

 8.00% 2002                                           2.4                  4,555,207

Oesterreich Kontrollbank (Austria)

 1.80% 2010                                           2.2                  4,202,962


Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.


For further detail about these holdings, please refer to the section entitled

"Investments in Securities."


[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 35.2% OF NET ASSETS

[PHOTO OF LISA A. COSTA]

LISA A. COSTA

SENIOR PORTFOLIO MANAGER


PORTFOLIO MANAGERS' Q & A

AXP VP - GROWTH FUND


Q: HOW DID THE FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: Stocks continued to experience significant volatility during the period. The portfolio returned -7.38% over the six months. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the unmanaged Russell 1000(R) Growth Index and the Lipper Large-Cap

Growth Funds Index returned -2.41% and -3.75%, respectively, for the same period. The unmanaged Standard & Poor's 500 Index posted a return of -1.69% for the six months.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: The period started with the stock market still struggling with the bear market environment that had begun in March 2000. The difficulties were particularly pronounced for growth stocks. Many of these issues were not living up to expectations for earnings improvement due in large part to the weakened state of the U.S. economy. The situation turned even worse in the immediate wake of the terrorist attacks of September 11th. The initial reaction by investors was a dramatic selloff of stocks. However, beginning in late September and continuing through December, stocks rallied. Growth stocks enjoyed particular strength during that period, especially those in the technology and consumer cyclical sectors. These areas benefited from expectations that the U.S. economy was on the verge of a recovery. That helped the portfolio regain some lost ground. We also benefited at that time from holding a reduced position in more defensive growth issues such as health care and consumer staple stocks. The situation took a turn for the worse in the opening months of 2002, as concerns related to the collapse of Enron shook investor confidence. Once again, growth stocks suffered the brunt of the damage as the six-month period came to an end.


Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO OVER THE PAST SIX MONTHS?


A: In the early part of the period, we were in the process of adjusting the portfolio's mix. What was once a portfolio heavily focused on technology stocks became one with broader diversification among growth stocks. That meant a reduced position in technology stocks (though that continues to be a prominent theme in the portfolio) and more significant holdings in other growth industries, such as health care, financial services and consumer stocks. Among the names added to the portfolio were UnitedHealth Group and Baxter

International (in the health care area) and Wal-Mart Stores, Costco Wholesale and Target (in the retail area). After the market's significant selloff following the September 11th attacks, the portfolio beefed up its position in attractively-priced technology stocks, which proved beneficial in the closing months of 2001.


/s/ Lisa A. Costa                              /s/ Scott Mullinix


Lisa A. Costa, Senior portfolio manager        Scott Mullinix, Portfolio manager


NOTE TO SHAREHOLDERS: IN APRIL 2002, NICK THAKORE SUCCEEDED LISA COSTA AND SCOTT

MULLINIX AS THE PORTFOLIO MANAGER OF AXP VP - GROWTH FUND. THE FOLLOWING OUTLOOK

FOR THE FUND IS PROVIDED BY WILLIAM F. TRUSCOTT, CHIEF INVESTMENT OFFICER.


OUTLOOK FOR THE FUND


Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?


A: There is reason for optimism as we go forward. The U.S. economy appears to be on the mend after slipping into a recession in 2001. A better economy is likely to improve the earnings outlook for many companies, and as a result stocks should be positioned to enjoy better performance in 2002 after two consecutive years of negative performance. However, it is important to maintain modest expectations. The economic backdrop does not yet appear to be in place that would indicate reason to expect stock market returns comparable to the 20% level we became accustomed to in the 1990s. If an economic recovery takes place in the months ahead, growth stocks in specific industries such as the technology, media and consumer sectors should stand to benefit. The Fund will continue to take advantage of what are considered to be the most attractive opportunities among large-cap growth stocks.


/s/ William F. Truscott


William F. Truscott

Chief Investment Officer

THE 10 LARGEST HOLDINGS

AXP VP - GROWTH FUND





                                                         PERCENT             VALUE

                                                     ---------------  ---------------------

                                                     (OF NET ASSETS)  (AS OF FEB. 28, 2002)

                                                     ---------------  ---------------------


 Pfizer                                                    6.6%          $11,601,755

 Microsoft                                                 4.3             7,550,537

 General Electric                                          3.2             5,691,994

 Intl Business Machines                                    3.0             5,258,349

 Intel                                                     2.7             4,753,998

 Home Depot                                                2.4             4,195,450

 Medtronic                                                 2.2             3,929,141

 Citigroup                                                 2.2             3,819,372

 American Home Products                                    2.0             3,520,670

 Dell Computer                                             2.0             3,434,379


For further detail about these holdings, please refer to the section entitled

"Investments in Securities."


[CHART]


THE 10 HOLDINGS LISTED HERE MAKE UP 30.6% OF NET ASSETS

[PHOTO OF MARK FAWCETT]

MARK FAWCETT

PORTFOLIO MANAGER


PORTFOLIO MANAGERS' Q & A

AXP VP - INTERNATIONAL FUND


Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: In a period of significant events and continued volatility in the equity markets, the portfolio returned -7.59%. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the unmanaged Morgan Stanley Capital International Europe, Australia

and the Far East (MSCI EAFE) Index and the Lipper International Funds Index

returned -8.33% and -5.97%, respectively, for the same period.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: The period started off in a very rocky way, as the tragic events of September

11th had worldwide ramifications. In the initial days following the attacks,

world markets declined significantly. However, the situation changed quickly as

September came to an end. In the fourth quarter of 2001, investors appeared to be encouraged that a global economic slowdown was nearing an end. Stock prices in most nations rose on those expectations, giving the portfolio a boost for the fourth quarter. The situation turned dramatically again in January, as investors, concerned in part about the accounting irregularities involving Enron and potentially affecting other companies, began to move money out of stocks.

This continued until early February, when many non-U.S. markets again rallied,

helping us close the six-month period on a positive note. Throughout the period,

the portfolio generally benefited from its heavy exposure to European stocks.

Japan struggled for much of the period, but began to show signs of improvement in the early months of 2002.


Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?


A: Given signs that world markets were on the cusp of an economic recovery, we began to put increased emphasis on stocks of companies that should benefit from a cyclical upturn in economic growth. However, the recovery in terms of stocks seems to be very selective. Our greatest effort is to identify stocks of companies that are in solid financial shape (with few or no debt issues) and a proven capability of generating earnings. In recent months, we have looked increasingly to so-called "old economy" companies to generate positive return potential. Geographically, Europe remains attractive to us, though its economic recovery is likely to take longer than that of the United States. We are slowly moving more money into the Japanese market. Despite its lengthy economic troubles, that nation is starting to witness an improved environment. Emerging market countries also have been quite attractive, and a definite star performer over the six-month period.


Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?


A: The portfolio is generally positioned to take advantage of a better economic environment for the rest of 2002. Still, we anticipate that the markets will go through some ups and downs, as issues remain about stock valuations and whether additional fallout from the Enron situation will spread to other parts of the equity markets. While a strong dollar hurt us for much of the six-month period

(a rising dollar versus foreign currencies detracts from the net returns realized in foreign investments), we see a fairly stable currency environment going forward, with little significant movement either benefiting or subtracting from our results. Our primary focus will be to identify strong companies in a position of market leadership. These firms are expected to offer the best potential in an environment of continued uncertainty.


/s/ Mark Fawcett


Mark Fawcett


/s/ Mark Burgess


Mark Burgess


NOTE TO SHAREHOLDERS: IN FEBRUARY 2002, MARK BURGESS SUCCEEDED RICHARD LEADEM

AND GAVIN CORR AS A CO-PORTFOLIO MANAGER OF AXP VP - INTERNATIONAL FUND, ALONG

WITH MARK FAWCETT.

THE 10 LARGEST HOLDINGS

AXP VP - INTERNATIONAL FUND




                                                         PERCENT              VALUE

                                                     ---------------   ---------------------

                                                     (OF NET ASSETS)   (AS OF FEB. 28, 2002)

                                                     ---------------   ---------------------


 Nokia (Finland)                                           3.4%             $37,102,693

 Vodafone Group (United Kingdom)                           3.3               36,230,581

 BP (United Kingdom)                                       3.2               35,019,578

 TotalFinaElf (France)                                     3.2               34,496,900

 BNP Paribas (France)                                      2.4               26,641,942

 GlaxoSmithKline (United Kingdom)                          2.2               24,534,107

 Royal Bank of Scotland Group (United Kingdom)             2.2               24,099,310

 Marks & Spencer (United Kingdom)                          2.1               22,857,981

 BHP Billiton (Australia)                                  2.0               21,860,261

 ENI (Italy)                                               2.0               21,705,040


Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order and lack of similar regulatory requirements followed by U.S. companies.


For further detail about these holdings, please refer to the section entitled

"Investments in Securities."


[CHART]


THE 10 HOLDINGS LISTED HERE MAKE UP 26.0% OF NET ASSETS

[PHOTO OF ALFRED HENDERSON]

ALFRED HENDERSON

PORTFOLIO MANAGER


[PHOTO OF DAVID KUPLIC]

DAVID KUPLIC

PORTFOLIO MANAGER


PORTFOLIO MANAGERS' Q & A

AXP VP - MANAGED FUND


Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: In a period of momentous events that had a dramatic impact on the investment markets, the portfolio registered a -2.61% return. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.)

By comparison, the unmanaged Standard & Poor's 500 Index and the Lipper Flexible

Portfolio Funds Index returned -1.69% and -1.52%, respectively, for the same period.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: With the U.S. economy already in a slowdown mode, the environment turned even more difficult following the tragic events of September 11th. The terrorist attacks sent shockwaves through the investment markets. The immediate impact was a significant decline in stocks, but that situation quickly reversed itself in the fourth quarter of 2001. In that period, stock markets performed better than they had all year. It was a welcome respite from what had been an extended bear market. Growth-oriented stocks performed particularly well in the fourth quarter, and we tried to take advantage of that. In the first two months of

2002, the market reversed course again as fallout from the Enron scandal shook investor confidence. A broad range of stocks suffered in this environment,

including some prominent names in the portfolio, such as Tyco International

(which we sold) and Calpine (to which we reduced the portfolio's exposure).

Still, select stocks in the insurance and retail sectors performed well.


The fixed income portfolio dealt with a volatile interest rate environment.

Rates reached a low point in early November, then abruptly moved higher through the end of 2001. In January and early February, rates again drifted lower,

boosting bond values. The portfolio's heavy exposure through this period was in investment-grade corporate bonds, which typically enjoy a performance advantage over other fixed-income investments. As signs of an economic recovery became more apparent, this segment of the bond market began to perform better.


Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?


A: In the equity portion of the portfolio, we shifted our focus within the financial services sector to insurance companies, which have enjoyed strong performance since the September attacks. We also boosted the portfolio's technology exposure in an effort to take advantage of depressed prices among some high-quality companies. With the U.S. economy showing signs of improvement,

we feel stocks such as those in the financial and semiconductor industries should perform relatively well. In the bond portfolio, we continued to place an emphasis on investment-grade corporate bonds and mortgage-backed securities.

These segments of the market typically perform best when the economy is on the mend. While improvement in the economy was slow to develop, more positive signs appeared by the end of the period.


Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?


A: It now appears as if the U.S. economy has found its way out of the mild recession that afflicted it in 2001. In the equity market, a better economy should help improve the potential for increasing corporate profits. In addition,

there appears to be a fair amount of cash still sitting on the sidelines which could add significant liquidity to the market. Still, there are reasons to be concerned, including the fact that stocks have maintained fairly high valuations and ongoing issues related to the Enron situation. Therefore, we can expect continued volatility for equities. In the bond market, we are likely to see interest rates move a bit higher, but given that there seems little reason to be concerned about the risk of inflation, we don't anticipate that rates will move dramatically higher. With our focus on corporate bonds, we feel the fixed income portfolio is well positioned to benefit from the environment that is most likely to exist over the next six months.


/s/ Alfred Henderson


Alfred Henderson


/s/ David Kuplic


David Kuplic


NOTE TO SHAREHOLDERS: IN APRIL 2002, ROBERT EWING SUCCEEDED ALFRED HENDERSON AS

THE PORTFOLIO MANAGER OF THE EQUITY PORTION OF AXP VP - MANAGED FUND.

THE 10 LARGEST HOLDINGS

AXP VP - MANAGED FUND




                                                         PERCENT             VALUE

                                                     ---------------  ---------------------

                                                     (OF NET ASSETS)  (AS OF FEB. 28, 2002)

                                                     ---------------  ---------------------


 Pfizer                                                    3.3%          $103,835,647

 Citigroup                                                 2.9             90,506,017

 Microsoft                                                 2.8             87,510,000

 Home Depot                                                2.3             73,750,000

 Wal-Mart Stores                                           2.2             68,211,000

 Nokia ADR Cl A                                            1.9             59,888,218

 General Electric                                          1.8             56,787,500

 Morgan Stanley, Dean Witter & Co                          1.8             56,488,000

 MBNA                                                      1.7             53,816,424

 Johnson & Johnson                                         1.5             45,675,000


For further detail about these holdings, please refer to the section entitled

"Investments in Securities."


[CHART]


THE 10 HOLDINGS LISTED HERE MAKE UP 22.2% OF NET ASSETS

[PHOTO OF GORDON M. FINES]

GORDON M. FINES

SENIOR PORTFOLIO MANAGER


[PHOTO OF DOUG GUFFY]

DOUG GUFFY

PORTFOLIO MANAGER


[PHOTO OF ANNE OBERMEYER]

ANNE OBERMEYER

PORTFOLIO MANAGER


PORTFOLIO MANAGERS' Q & A

AXP VP - NEW DIMENSIONS FUND


Q: HOW DID THE FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: In another volatile period for the market, the portfolio returned -0.74%.

(The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the unmanaged Standard &

Poor's 500 Index and the Lipper Large-Cap Growth Funds Index returned -1.69% and

-3.75%, respectively, for the same period.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: The stock market found itself in the midst of another difficult year when we began the period in September 2001. Most notable was that the U.S. economy was in a mild recession. That environment made it difficult for companies to reach profit expectations, and stocks suffered as a result. The situation was made worse in the wake of the September 11th terrorist attacks, as investors initially reacted negatively and began a significant selloff. But the pessimism proved to be short-lived, and stocks began to respond much more favorably beginning in late September. We saw growth stocks, the focus of this portfolio,

respond particularly well. With investors becoming encouraged that the economy was about to rise out of its recessionary state, stocks moved higher through the end of 2001. Growing concern about possible fallout related to the collapse of

Enron and continued economic concerns cast a pall over the entire market during the opening months of 2002, as stocks gave back some of the gains of the previous months.


Q: WHAT AREAS OF THE MARKET WORKED WELL FOR THE PORTFOLIO AND WHAT DETRACTED

FROM PERFORMANCE?


A: Technology stocks led the market's year-end rally, and we benefited in particular from our holdings in stocks such as Microsoft and IBM. Going into that period, we had de-emphasized technology stocks a bit, so the reduced weighting we maintained was somewhat detrimental to performance. Other names that performed well included Wal-Mart Stores in the retail sector, and Pfizer among our health care holdings. By contrast, energy stocks were among the weakest performers during the period.


Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO OVER THE PAST SIX MONTHS?


A: We had shifted the portfolio to a more conservative stance during 2001. Given our concerns that many previously high-flying companies, particularly in the technology sector, still had to come back to earth in terms of their stock prices, it made sense to broaden the Fund's focus. We have been putting greater emphasis on companies that have solid earnings and, in some cases, pay a reasonable dividend to augment their price appreciation potential. We believe stocks such as these should be well-positioned with the market, as investors seem increasingly concerned about finding stocks of companies producing tangible results. As signs of a better economy appeared, we did take a slightly more aggressive posture, adding to our technology, health care and retail holdings.

Many of these should benefit from a cyclical upturn in the economy. At the same time, we reduced the portfolio's energy position, as this industry was struggling with an environment of reduced demand and lower prices.


Q: WHAT IS YOUR OUTLOOK GOING FORWARD?


A: While we agree with expectations that the U.S. economy will improve during

2002, it may be a long, slow process. The market rebounded strongly between late

September and the end of 2001, but it may have grown too far too fast. It is possible that in the coming months we'll see little improvement in the market's fortunes until corporate profits begin to turn around more dramatically. In the current environment, we are cautious that a number of stocks are still priced quite high, and that profits have not yet caught up to expectations. It is reasonable to expect better results as 2002 progresses, but there is also reason for caution about setting expectations too high. If this is a "slow-motion"

economic recovery as anticipated, the market's recovery is likely to follow a similar path.


/s/ Gordon M. Fines         /s/ Doug Guffy           /s/ Anne Obermeyer


Gordon M. Fines             Doug Guffy               Anne Obermeyer


DOUG GUFFY AND ANNE OBERMEYER ASSIST WITH THE MANAGEMENT OF THE FUND.

THE 10 LARGEST HOLDINGS

AXP VP - NEW DIMENSIONS FUND




                                                         PERCENT             VALUE

                                                     ---------------  ---------------------

                                                     (OF NET ASSETS)  (AS OF FEB. 28, 2002)

                                                     ---------------  ---------------------


 Citigroup                                                 4.1%           $156,584,593

 General Electric                                          3.7             140,089,950

 Wal-Mart Stores                                           3.5             135,386,433

 Microsoft                                                 3.3             127,344,553

 Pfizer                                                    2.9             111,769,600

 Intl Business Machines                                    2.8             107,097,980

 American Intl Group                                       2.7             102,260,566

 Viacom Cl B                                               2.7             101,605,476

 Exxon Mobil                                               2.3              89,757,125

 Philip Morris                                             2.3              87,715,762


For further detail about these holdings, please refer to the section entitled

"Investments in Securities."


[CHART]


THE 10 HOLDINGS LISTED HERE MAKE UP 30.3% OF NET ASSETS

PORTFOLIO MANAGERS' Q & A

AXP VP - PARTNERS SMALL CAP VALUE FUND


Q: HOW DID THE PORTFOLIO PERFORM FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28,

2002?


A: The portfolio, which is managed by two partner firms of American Express

Financial Corporation, returned 9.06% during the six months. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the unmanaged Russell 2000(R) Value Index and the

Lipper Small-Cap Value Funds Index returned 5.85% and 4.61%, respectively, for the same period.


COMMENTS FROM THIRD AVENUE FUNDS MANAGEMENT TEAM

Q: WHAT FACTORS IN THE MARKET AFFECTED YOUR PORTION OF THE PORTFOLIO DURING THE

SIX-MONTH PERIOD?


A: This was a period of significant volatility. It began with the terrorist attacks of September 11th, a tragic event that initially caused the market to decline dramatically. However, performance was strong through the rest of 2001.

Markets were on shakier ground again in the opening months of 2002, as concerns centered on the Enron scandal took hold of the market. Our portfolio focused on acquiring common stocks of well-capitalized companies. These firms typically have solid, ongoing earnings or are positioning themselves to generate wealth creation. Our approach through this period has been to own companies from a broad range of businesses and industries, including real estate, semiconductor equipment and financial services.


Q: WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO YOU MANAGED DURING

THIS PERIOD?


A: We found solid values among semiconductor and semiconductor equipment firms.

Purchases included Coherent, Inc., a manufacturer of laser-based systems and precision optics; and TriQuint Semiconductor, a leading designer and manufacturer of integrated circuits. In the financial marketplace, we identified a number of opportunities. One was the Canadian conglomerate Brascan. Insurance companies, such as MONY Group and Phoenix Companies were also attractive, as was the insurance holding company Leucadia National. All of these additions to the portfolio offered solid value from a pricing perspective.


Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?


A: We remain confident as ever in our "safe and cheap" investment philosophy,

whose cornerstone is marked by companies with unquestionable financial strength and long-term staying power. These characteristics should offer a competitive advantage even if an economic downturn persists in the coming months.


COMMENTS FROM ROYCE & ASSOCIATES MANAGEMENT TEAM

Q: WHAT FACTORS IN THE MARKET AFFECTED YOUR PORTION OF THE PORTFOLIO DURING THE

SIX-MONTH PERIOD?


A: The portfolio benefited from solid performance among small stocks with a value orientation. Technology, the largest holding in the portion of the portfolio we manage, was the best performer, with particularly strong returns generated by semiconductor and equipment companies, component and systems firms and stocks in the telecommunications industry. Another large sector, consumer services, posted impressive gains. Retail stocks including Big Lots and Stein

Mart were two of the major contributors. In addition, natural resources stocks such as companies in the oil and gas and energy services industries began to enjoy a solid rebound. Two sectors that are perennial favorites of value investors, financial intermediaries and industrial products companies, also turned in strong performance as a group.


Q: WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO YOU MANAGED DURING

THIS PERIOD?


A: Our portfolio has remained fairly consistent. We maintain a focus on companies that are in a strong financial position, which should prove beneficial to the portfolio in the current market environment.


Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?


A: We think that small-cap value stocks remain well positioned to be a leader in the equity market. This is especially true given our expectation that the stock market as a whole will continue to experience high volatility and generally modest returns.

THE 10 LARGEST HOLDINGS

AXP VP - PARTNERS SMALL CAP VALUE FUND




                                                          PERCENT             VALUE

                                                      ---------------  ---------------------

                                                      (OF NET ASSETS)  (AS OF FEB. 28, 2002)

                                                      ---------------  ---------------------


 Brascan Cl A                                               2.4%             $703,470

 American Power Conversion                                  2.3               676,753

 KEMET                                                      2.3               664,632

 Credence Systems                                           2.0               595,840

 Precision Drilling                                         1.8               523,320

 Brookfield Properties                                      1.7               506,356

 Brown (Tom)                                                1.7               483,840

 Nautica Enterprises                                        1.6               454,608

 Phoenix Companies                                          1.5               447,500

 MONY Group                                                 1.5               442,176


For further detail about these holdings, please refer to the section entitled

"Investments in Securities."


[CHART]


THE 10 HOLDINGS LISTED HERE MAKE UP 18.8% OF NET ASSETS

[PHOTO OF JAMES M. JOHNSON, JR.]

JAMES M. JOHNSON, JR., CFA

PORTFOLIO MANAGER


PORTFOLIO MANAGERS' Q & A

AXP VP - S&P 500 INDEX FUND


Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: Stocks went through another volatile period over the past six months.

However, the environment showed some signs of improvement throughout the period.

With that as a backdrop, the portfolio returned -1.87%. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the Index upon which the portfolio's holdings are based, the unmanaged Standard & Poor's 500 Index, returned -1.69% for the same period.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: While the portfolio seeks to track very closely to the S&P 500 Index, it is not able to fully duplicate performance. Due to expenses and management of cash flows in and out of the Fund, its performance slightly lags that of the Index.

The most significant event of the period occurred on September 11th with the unprecedented terrorist attacks in the U.S. This occurred in the midst of what already was a significant bear market. Investors initially reacted quite negatively to the news, but by the end of September, the fortunes of the market began to turn around. Stocks performed well through the rest of 2001, and enjoyed mixed returns in the opening months of 2002.


Q: DID SIGNIFICANT CHANGES TAKE PLACE IN THE INDEX DURING THE YEAR?


A: Inclusion in the S&P 500 Index can be affected by changes in the market environment, most notably mergers of two companies or the acquisition of one company by another. However, the pace of change was slower in recent months, due in part to reduced merger and acquisition activity in the market as a whole. A number of value stocks and troubled companies, most notably Enron, were removed from the list, while a mix of growth and value stocks were added to the Index.

Our portfolio changed in accordance with these additions and deletions to the

Index.


Q: WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?


A: Since March 2000, the equity markets have been battling with a bear market mentality. Although we enjoyed a rally in the closing months of 2001, the market struggled again in 2002, before bouncing back in late February. The expectation exists that the U.S. economy will come out of a recession in 2002, which should create a better environment for equity investors. As always, the portfolio will be virtually fully invested in the stocks represented in the S&P 500 Index in order to generate returns for contract owners that generally track the performance of the Index.


/s/ James M. Johnson, Jr.


James M. Johnson, Jr., CFA


/s/ David B. Factor


David B. Factor, CFA

THE 10 LARGEST HOLDINGS

AXP VP - S&P 500 INDEX FUND




                                                           PERCENT              VALUE

                                                       ---------------   ---------------------

                                                       (OF NET ASSETS)   (AS OF FEB. 28, 2002)

                                                       ---------------   ---------------------


 General Electric                                           3.7%              $3,217,829

 Microsoft                                                  3.0                2,645,368

 Exxon Mobil                                                2.7                2,378,507

 Wal-Mart Stores                                            2.7                2,326,926

 S&P Depositary Receipts                                    2.6                2,280,267

 Pfizer                                                     2.5                2,167,972

 Citigroup                                                  2.2                1,960,004

 American Intl Group                                        1.9                1,626,970

 Intel                                                      1.8                1,615,028

 Johnson & Johnson                                          1.8                1,572,803


For further detail about these holdings, please refer to the section entitled

"Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 24.9% OF NET ASSETS

[PHOTO OF JAKE HURWITZ]

JAKE HURWITZ

PORTFOLIO MANAGER


[PHOTO OF KENT A. KELLEY]

KENT A. KELLEY

PORTFOLIO MANAGER


PORTFOLIO MANAGERS' Q & A

AXP VP - SMALL CAP ADVANTAGE FUND


Q: HOW DID THE FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: During another volatile period for the markets, the portfolio returned -0.42%

over the six months. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the unmanaged

Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index returned 0.85%

and 1.80%, respectively, for the same period.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: The recession and the tragic events of September 11th made this a particularly tumultuous period for the stock market. There was a broad sell-off when trading resumed following the terrorist attacks, but the market changed course after September 21st. Fueled by additional short-term interest rate cuts by the Federal Reserve and growing optimism that the economy would recover in

2002, the stock market rallied sharply through the end of the year. Growth stocks and economically-sensitive sectors such as consumer and technology were the strongest performers during the fourth quarter rally. Our holdings among specialty retail, auto parts, and homebuilder stocks posted strong gains due to expectations of continued consumer spending in a recovering economy. In addition, micro-cap stocks (companies with market capitalizations under $300 million) performed extraordinarily well. Simultaneously, we saw a rotation out of defensive sectors such as health care, consumer staples, and utilities.


The market again changed direction in January 2002 as concerns over the pace of economic recovery and the eventual magnitude of corporate earnings growth drove stocks lower. Within the small-cap segment of the market, value stocks performed better than growth stocks in January and February. Technology stocks, in particular, declined sharply in the first two months of 2002, and a slight overweight in this sector hurt the Fund's performance. Overall, our structure of investing in both growth and value stocks and diversifying the portfolio across economic sectors mitigated the high volatility and frequent changes in sector leadership that characterized the market during this period.


Q: WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THIS PERIOD?


A: In response to the weakness of the economy, the portfolio was positioned somewhat defensively at the beginning of this period through modest additions to our holdings in less economically-sensitive sectors such as health care services and energy. We shifted the portfolio toward a more aggressive position as positive economic data emerged and we became more confident that the economy would rebound in 2002. We added to our holdings in the technology and consumer cyclical sectors and increased our investments in micro-cap stocks. Throughout this six-month period, we adhered to our strategy of balanced investing and avoided heavily-weighted positions in any single industry or sector.


Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?


A: We believe that the outlook for small-cap stocks remains favorable. We expect a moderate economic recovery with gradual improvement in corporate profits during 2002. Historically, small-cap stocks have outperformed large-cap stocks in the early stages of economic recoveries because they tend to be more economically sensitive and, therefore, benefit from expectations for an improving domestic economy. In addition, smaller stocks remain favorably priced relative to large-cap stocks, which reinforces our confidence in a positive outlook for the portfolio. We believe the Fund is well positioned to take advantage of these opportunities.


/s/ Jake Hurwitz


Jake Hurwitz


/s/ Kent A. Kelley


Kent A. Kelley

THE 10 LARGEST HOLDINGS

AXP VP - SMALL CAP ADVANTAGE FUND




                                                         PERCENT                VALUE

                                                     ---------------      ---------------------

                                                     (OF NET ASSETS)      (AS OF FEB. 28, 2002)

                                                     ---------------      ---------------------


 IKON Office Solutions                                      0.7%               $422,099

 NVR                                                        0.6                 379,924

 StanCorp Financial Group                                   0.6                 360,795

 M.D.C. Holdings                                            0.6                 343,659

 Pier 1 Imports                                             0.6                 337,492

 Independent Bank                                           0.6                 336,237

 GTECH Holdings                                             0.5                 314,705

 Emmis Communications Cl A                                  0.5                 313,793

 AmerUs Group                                               0.5                 307,620

 Mid Atlantic Medical Services                              0.5                 295,371


For further detail about these holdings, please refer to the section entitled

"Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 5.7% OF NET ASSETS

[PHOTO OF G. MICHAEL KENNEDY]

G. MICHAEL KENNEDY

PORTFOLIO MANAGER


PORTFOLIO MANAGER Q & A

AXP VP - STOCK FUND


Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: In a period marked by significant up-and-down moves in the equity markets,

the portfolio returned -1.50% for the six-month period. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the unmanaged Standard & Poor's 500 Index and the

Lipper Large-Cap Core Funds Index returned -1.69% and -1.36%, respectively, for the same period.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: The period began with the U.S. economy in the midst of a slowdown that had taken its toll on the stock market. By October, this slowdown officially achieved "recession" status. We entered the period with the portfolio positioned somewhat conservatively, a strategy that proved beneficial during the market's most difficult months. The terrorist attacks of September 11th initially sent the stock market reeling, but stocks quickly recovered in October, and closed out the year with a strong rally. Because of the portfolio's more conservative stance, specifically maintaining a lower-than-average exposure to technology, we were not able to fully capitalize on the year-end rally. However, owning a low-risk, broad-based portfolio proved to be beneficial in the first two months of 2002, when the stock market once again moved lower. Although many signs pointed to an improving economy in 2002, the accounting questions raised by the collapse of Enron took a toll on the financial markets in January and February.

In the very last days of the period, stocks managed to stage another rally on the strength of improving economic fundamentals.


Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?


A: In the closing months of 2001, I slowly shifted the portfolio into a more aggressive position. That included a significant reduction in our cash position,

and adding stocks that could benefit from an upturn in the economy, particularly in manufacturing of capital goods and in basic materials. As this economic recovery is not expected to be as robust as in a typical rebound, I balanced the cyclical recovery stocks with selected consumer companies and health care firms that may provide solid earnings growth in the low double-digit range. I have taken more cautious positions in financial, technology and communication services stocks due to the uncertainty of the strength of the recovery.


Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?


A: It now appears that economic recovery is underway and there is little reason to think another recession will occur anytime soon. Still, it seems likely that improvement in the economy will be slow and less dramatic than in a typical recovery. This slow-motion recovery, tied to accounting concerns (such as with

Enron) and what continue to be high valuations for technology stocks is likely to continue to cause significant volatility in financial markets. Since the recession was driven in large part by a decline in business spending, I would expect industrial and basic materials sectors to have the best earnings prospects going forward. Most important, due to the high financial leverage of both corporations and consumers, I anticipate the market will focus on companies with strong balance sheets and positive cash flows. While this recovery may be weaker and slower than those in the past, it is possible that it could provide for positive returns for a number of years.


/s/ G. Michael Kennedy


G. Michael Kennedy

THE 10 LARGEST HOLDINGS

AXP VP - STOCK FUND




                                                          PERCENT                VALUE

                                                      ---------------     ---------------------

                                                      (OF NET ASSETS)     (AS OF FEB. 28, 2002)

                                                      ---------------     ---------------------


 General Electric                                           3.5%               $121,274

 Wal-Mart Stores                                            2.6                  89,357

 McGraw-Hill Companies                                      2.5                  87,579

 Microsoft                                                  2.4                  84,592

 USA Networks                                               2.3                  81,290

 Caterpillar                                                2.3                  78,769

 Baxter Intl                                                2.3                  78,670

 Pfizer                                                     2.2                  74,670

 Minnesota Mining & Mfg                                     2.1                  72,291

 Alcoa                                                      2.0                  69,505


For further detail about these holdings, please refer to the section entitled

"Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 24.2% OF NET ASSETS

[PHOTO OF LOUIS GIGLIO]

LOUIS GIGLIO

PORTFOLIO MANAGER


PORTFOLIO MANAGER Q & A

AXP VP - STRATEGY AGGRESSIVE FUND


Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002?


A: In another volatile period for the stock market, particularly among aggressive growth stocks, the portfolio registered a -11.36% return. (The Fund's return figure does not reflect expenses that apply to the subaccounts, contracts or policies.) By comparison, the unmanaged Russell Mid-Cap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index returned -3.20% and -6.78%, respectively,

for the same period. The unmanaged Standard & Poor's MidCap 400 Index posted a return of 2.89% for the six months.


Q: WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE SIX MONTHS?


A: The market continued to be very challenging for aggressive growth stocks,

which are the emphasis of this portfolio. Of course, the most significant event occurred early in the six-month period, with the September 11th attacks on the

World Trade Center and Pentagon. Initially, these tragedies sent the stock markets reeling, but they quickly recovered. In the closing months of 2001, the portfolio's more aggressive posture, including its exposure to technology stocks, proved to be beneficial. However, as concerns grew over issues related to the Enron scandal, confidence seemed to fall out of the market once again.

Growth stocks were particularly hard hit from mid-January through most of

February, and that took a toll on the portfolio once again. This level of volatility has become somewhat of a fact of life over the past couple of years.

With the stock market unable to shake its "bear market" mentality, the segment of the market that our portfolio emphasizes continued to struggle.


Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?


A: We began the period with a more broadly-diversified portfolio than was typically the case in the past. Given the volatile state of the market, this seemed to be a logical approach in order to offset some of the impact of the market's fluctuations. While this approach diluted some of the impact of the market's temporary upturn in the fourth quarter of 2001, it has helped to provide some stability in these difficult times. Much of our emphasis continues to be on technology stocks. This sector has been battered in the past two years,

but I am encouraged that attractive opportunities exist among selected stocks.

Among the issues added during the period were PeopleSoft (software) and Xilinx

(semiconductors). I also like opportunities in other segments of the market,

including biotechnology issues (IDEC Pharmaceuticals is a prominent name in the portfolio) and consumer issues (Starbucks plays a big part for us).


Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?


A: I've positioned the portfolio in anticipation of an upturn in the U.S.

economy. Many positive signs that we had moved out of a mild recession came to light in recent months. That certainly should provide a better environment for companies to again boost their profits after many struggled significantly during the downturn. At the same time other factors, such as the Enron situation and the concern that many stocks still look historically expensive, increase the likelihood that we'll continue to experience a fair amount of volatility in the market. My efforts have been to identify mid-cap growth companies that are on very solid ground and well positioned to benefit from improved economic growth in the months ahead. While it is impossible to say just when the economy will fully bounce back and how far it will come, I feel the best approach in this aggressive portfolio is to be ready to capitalize on the opportunity. I expect that over time, this approach will best serve our shareholders.


/s/ Louis Giglio


Louis Giglio

THE 10 LARGEST HOLDINGS

AXP VP - STRATEGY AGGRESSIVE FUND





                                                            PERCENT              VALUE

                                                        ---------------   ---------------------

                                                        (OF NET ASSETS)   (AS OF FEB. 28, 2002)

                                                        ---------------   ---------------------


MedImmune                                                   2.1%             $32,064,571

Xilinx                                                      1.9               27,888,288

IDEC Pharmaceuticals                                        1.8               27,508,878

Stryker                                                     1.8               26,629,500

Adobe Systems                                               1.7               26,088,097

Starbucks                                                   1.7               25,600,926

Fiserv                                                      1.6               23,810,454

Quest Diagnostics                                           1.6               23,719,395

PeopleSoft                                                  1.6               23,346,117

Invitrogen                                                  1.5               22,879,332


For further detail about these holdings, please refer to the section entitled

"Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 17.3% OF NET ASSETS

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS




                                                                                       AXP VP -        AXP VP -        AXP VP -

                                                                                      BLUE CHIP         BOND           CAPITAL

                                                                                      ADVANTAGE         FUND           RESOURCE

FEB. 28, 2002 (UNAUDITED)                                                                FUND                           FUND


ASSETS

Investments in securities, at value (Note 1)*

    (identified cost $84,495,760, $1,888,957,410 and $3,038,953,906)            $ 81,825,391  $ 1,875,823,088   $ 2,988,037,799

Cash in bank on demand deposit                                                           391,882           28,730                --

Receivable for investment securities sold                                                125,450       58,349,962         8,083,433

Dividends and accrued interest receivable                                                     --       27,567,518         4,448,100

Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)          --          162,906                --

-----------------------------------------------------------------------------------------------------------------------------------

Total assets                                                                          82,342,723    1,961,932,204     3,000,569,332

-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Disbursements in excess of cash on demand deposit                                             --               --       226,517,529

Dividends payable to shareholders (Note 1)                                               156,844        6,944,318         4,760,433

Payable for investment securities purchased                                              127,693       74,352,946        15,456,199

Payable for securities puchased on a when-issued basis (Note 1)                               --      147,305,148                --

Accrued investment management services fee                                                35,122          798,407         1,412,400

Accrued distribution fee                                                                   7,840          165,315           287,105

Accrued administrative services fee                                                        2,509           63,349           103,306

Payable upon return of securities loaned (Note 6)                                             --        1,088,500         9,350,000

Other accrued expenses                                                                    12,452           76,772           124,096

-----------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                        342,460      230,794,755       258,011,068

-----------------------------------------------------------------------------------------------------------------------------------

Net assets applicable to outstanding capital stock                                  $ 82,000,263  $ 1,731,137,449   $ 2,742,558,264

===================================================================================================================================

REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                            $    103,615  $     1,646,009   $     1,443,116

Additional paid-in capital                                                           107,011,157    1,883,837,623     3,000,566,260

Undistributed (excess of distributions over) net investment income                            (1)       2,192,114                --

Accumulated net realized gain (loss) (Note 9)                                        (22,435,523)    (143,564,542)     (208,535,005)

Unrealized appreciation (depreciation) on investments and on translation of

    assets and liabilities in foreign currencies (Notes 5 and 7)                      (2,678,985)     (12,973,755)      (50,916,107)

-----------------------------------------------------------------------------------------------------------------------------------

Total -- representing net assets applicable to outstanding capital stock            $ 82,000,263  $ 1,731,137,449   $ 2,742,558,264

===================================================================================================================================

Shares outstanding                                                                    10,361,477      164,600,926       144,311,626

-----------------------------------------------------------------------------------------------------------------------------------

Net asset value per share of outstanding capital stock                              $       7.91  $         10.52   $         19.00

-----------------------------------------------------------------------------------------------------------------------------------

*Including securities on loan, at value (Note 6)                                    $         --  $     1,047,410   $     8,937,500

-----------------------------------------------------------------------------------------------------------------------------------


                See accompanying notes to financial statements



                                                                               AXP VP -          AXP VP -           AXP VP -

                                                                                CASH           DIVERSIFIED          EMERGING

                                                                             MANAGEMENT       EQUITY INCOME         MARKETS

FEB. 28, 2002 (UNAUDITED)                                                       FUND              FUND                FUND


ASSETS

Investments in securities, at value (Note 1)*

    (identified cost $1,099,034,175, $206,961,408 and $6,425,767)          $ 1,099,034,175    $   209,029,626    $     7,167,195

Cash in bank on demand deposit                                                     928,552                 --            422,272

Receivable for investment securities sold                                               --            189,286            165,274

Dividends and accrued interest receivable                                          380,035            465,387             11,721

--------------------------------------------------------------------------------------------------------------------------------

Total assets                                                                 1,100,342,762        209,684,299          7,766,462

--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Disbursements in excess of cash on demand deposit                                       --            629,787                 --

Dividends payable to shareholders (Note 1)                                       1,117,952            621,319                 --

Payable for investment securities purchased                                             --          3,271,421            249,375

Accrued investment management services fee                                         426,762             82,171              6,435

Accrued distribution fee                                                           104,954             18,342                688

Accrued administrative services fee                                                 24,971              5,869                550

Payable upon return of securities loaned (Note 6)                                       --          1,900,000                 --

Other accrued expenses                                                              42,707             26,572             42,282

--------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                1,717,346          6,555,481            299,330

--------------------------------------------------------------------------------------------------------------------------------

Net assets applicable to outstanding capital stock                         $ 1,098,625,416    $   203,128,818    $     7,467,132

================================================================================================================================

REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                   $    10,990,413    $       204,229    $         9,505

Additional paid-in capital                                                   1,087,659,397        202,674,967          8,551,322

Undistributed (excess of distributions over) net investment income                 (21,273)            15,075             (1,374)

Accumulated net realized gain (loss) (Note 9)                                       (3,121)        (1,833,671)        (1,833,717)

Unrealized appreciation (depreciation) on investments and on translation

     of assets and liabilities in foreign currencies                                    --          2,068,218            741,396

--------------------------------------------------------------------------------------------------------------------------------

Total -- representing net assets applicable to outstanding capital stock   $ 1,098,625,416    $   203,128,818    $     7,467,132

================================================================================================================================

Shares outstanding                                                           1,099,041,279         20,422,889            950,502

--------------------------------------------------------------------------------------------------------------------------------

Net asset value per share of outstanding capital stock                     $          1.00    $          9.95    $          7.86

--------------------------------------------------------------------------------------------------------------------------------

*Including securities on loan, at value (Note 6)                           $            --    $     1,848,000    $            --

--------------------------------------------------------------------------------------------------------------------------------


                See accompanying notes to financial statements.



                                                                                         AXP VP -        AXP VP -       AXP VP -

                                                                                         EQUITY           EXTRA         FEDERAL

                                                                                         SELECT          INCOME         INCOME

FEB. 28, 2002 (UNAUDITED)                                                                 FUND            FUND           FUND


ASSETS

Investments in securities, at value (Note 1)

    (identified cost $34,925,922, $672,916,354 and $179,409,280)                      $ 36,435,787   $ 599,686,335    $ 180,870,898

Cash in bank on demand deposit                                                             208,896           1,549               --

Receivable for investment securities sold                                                       --      12,071,583       14,093,686

Dividends and accrued interest receivable                                                   14,056      17,722,450        1,350,638

-----------------------------------------------------------------------------------------------------------------------------------

Total assets                                                                            36,658,739     629,481,917      196,315,222

-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Disbursements in excess of cash on demand deposit                                               --              --          231,947

Dividends payable to shareholders (Note 1)                                                      --       5,286,358          359,038

Payable for investment securities purchased                                                555,793      10,716,477       13,856,447

Payable for securities puchased on a when-issued basis (Note 1)                                 --       4,890,113       18,518,090

Accrued investment management services fee                                                  16,766         291,798           73,942

Accrued distribution fee                                                                     3,224          58,830           15,152

Accrued administrative services fee                                                          1,548          23,532            6,061

Other accrued expenses                                                                      16,649          41,459            7,812

Option contracts written at value (premiums received, $29,554 for

    AXP VP - Extra Income Fund and $9,666 for AXP VP - Federal Income Fund (Note 8)             --          43,869            6,250

-----------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                          593,980      21,352,436       33,074,739

-----------------------------------------------------------------------------------------------------------------------------------

Net assets applicable to outstanding capital stock                                    $ 36,064,759   $ 608,129,481    $ 163,240,483

===================================================================================================================================

REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                              $     36,771   $     959,328    $     157,186

Additional paid-in capital                                                              35,619,767     894,331,319      160,616,104

Excess of distributions over net investment income                                         (83,446)        (38,077)         (12,959)

Accumulated net realized gain (loss) (Note 9)                                           (1,018,198)   (213,878,755)       1,082,276

Unrealized appreciation (depreciation) on investments and

    on translation of assets and liabilities in foreign currencies (Note 7)              1,509,865     (73,244,334)       1,397,876

-----------------------------------------------------------------------------------------------------------------------------------

Total -- representing net assets applicable to outstanding capital stock              $ 36,064,759   $ 608,129,481    $ 163,240,483

===================================================================================================================================

Shares outstanding                                                                       3,677,129      95,932,781       15,718,574

-----------------------------------------------------------------------------------------------------------------------------------

Net asset value per share of outstanding capital stock                                $       9.81   $        6.34    $       10.39

-----------------------------------------------------------------------------------------------------------------------------------


                See accompanying notes to financial statements.



                                                                                         AXP VP -       AXP VP -        AXP VP -

                                                                                         GLOBAL         GROWTH       INTERNATIONAL

                                                                                          BOND           FUND            FUND

FEB. 28, 2002 (UNAUDITED)                                                                 FUND


ASSETS

Investments in securities, at value (Note 1)*

    (identified cost $199,228,377, $190,037,452 and $1,135,333,587)                  $ 187,631,570  $  179,614,307  $ 1,104,256,969

Cash in bank on demand deposit                                                             557,269          17,299               --

Receivable for investment securities sold                                                       --      21,083,521        2,698,262

Dividends and accrued interest receivable                                                4,011,355         132,168        1,697,245

Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)        57,940              --               --

-----------------------------------------------------------------------------------------------------------------------------------

Total assets                                                                           192,258,134     200,847,295    1,108,652,476

-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Disbursements in excess of cash on demand deposit                                               --              --        2,124,758

Dividends payable to shareholders (Note 1)                                                 599,206              --               --

Payable for investment securities purchased                                                     --      25,122,354        6,840,085

Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 5)         8,598              --               --

Accrued investment management services fee                                                 123,434          87,114          707,292

Accrued distribution fee                                                                    18,368          17,285          104,711

Accrued administrative services fee                                                          8,817           6,914           43,096

Payable upon return of securities loaned (Note 6)                                               --              --        8,058,750

Other accrued expenses                                                                      23,254          37,450          190,278

-----------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                          781,677      25,271,117       18,068,970

-----------------------------------------------------------------------------------------------------------------------------------

Net assets applicable to outstanding capital stock                                   $ 191,476,457  $  175,576,178  $ 1,090,583,506

===================================================================================================================================

REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                             $     203,320  $      292,725  $     1,413,531

Additional paid-in capital                                                             209,825,616     313,093,557    1,778,284,862

Undistributed (excess of distributions over) net investment income                         400,099        (105,003)      (4,464,897)

Accumulated net realized gain (loss) (Note 9)                                           (7,343,020)   (127,281,956)    (653,493,983)

Unrealized appreciation (depreciation) on investments and

    on translation of assets and liabilities in foreign currencies (Note 5)            (11,609,558)    (10,423,145)     (31,156,007)

-----------------------------------------------------------------------------------------------------------------------------------

Total -- representing net assets applicable to outstanding capital stock             $ 191,476,457  $  175,576,178  $ 1,090,583,506

===================================================================================================================================

Shares outstanding                                                                      20,332,029      29,272,489      141,353,099

-----------------------------------------------------------------------------------------------------------------------------------

Net asset value per share of outstanding capital stock                               $        9.42  $         6.00  $          7.72

-----------------------------------------------------------------------------------------------------------------------------------

*Including securities on loan, at value (Note 6)                                     $          --  $           --  $     8,017,660

-----------------------------------------------------------------------------------------------------------------------------------


                See accompanying notes to financial statements.



                                                                                    AXP VP -          AXP VP -         AXP VP -

                                                                                     MANAGED             NEW           PARTNERS

                                                                                      FUND           DIMENSIONS       SMALL CAP

                                                                                                        FUND             VALUE

FEB. 28, 2002 (UNAUDITED)                                                                                                FUND


ASSETS

Investments in securities, at value (Note 1)*

    (identified cost $3,305,560,079, $3,521,829,531 and $22,362,942)           $ 3,457,121,226  $ 3,877,277,148    $    24,095,458

Cash in bank on demand deposit                                                              --               --          5,306,719

Receivable for investment securities sold                                           14,350,062        2,995,813            153,645

Dividends and accrued interest receivable                                           21,673,413        5,657,902             14,465

----------------------------------------------------------------------------------------------------------------------------------

Total assets                                                                     3,493,144,701    3,885,930,863         29,570,287

----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Disbursements in excess of cash on demand deposit                                  249,366,218        3,250,798                 --

Dividends payable to shareholders (Note 1)                                          18,795,734        5,474,801                 --

Payable for investment securities purchased                                         30,661,779       23,236,050            300,674

Accrued investment management and services fee                                       1,574,362        1,793,344             20,542

Accrued distribution fee                                                               328,853          368,441              2,517

Accrued administrative services fee                                                     77,548          126,177              1,611

Payable upon return of securities loaned (Note 6)                                   44,205,700       19,050,000                 --

Other accrued expenses                                                                 125,474          119,909              7,866

Option contracts written at value (premiums received, $606,491 for

    AXP VP - Managed Fund and $102,898 AXP VP - New Dimensions Fund) (Note 8)            8,125           67,750                 --

----------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                  345,143,793       53,487,270            333,210

----------------------------------------------------------------------------------------------------------------------------------

Net assets applicable to outstanding capital stock                             $ 3,148,000,908  $ 3,832,443,593    $    29,237,077

==================================================================================================================================

REPRESENTED BY

Capital stock -- $.01 par value ($.001 for AXP VP -- Managed Fund) (Note 1)    $       230,586  $     2,501,702    $        27,253

Additional paid-in capital                                                       3,058,675,139    3,848,729,014         27,320,941

Undistributed (excess of distributions over) net investment income                     458,014               --            (26,796)

Accumulated net realized gain (loss) (Note 9)                                      (63,453,053     (374,265,701)           183,163

Unrealized appreciation (depreciation) on investments and

    on translation of assets and liabilities in foreign currencies                 152,090,222      355,478,578          1,732,516

----------------------------------------------------------------------------------------------------------------------------------

Total -- representing net assets applicable to outstanding capital stock       $ 3,148,000,908  $ 3,832,443,593    $    29,237,077

==================================================================================================================================

Shares outstanding                                                                 230,586,449      250,170,155          2,725,285

----------------------------------------------------------------------------------------------------------------------------------

Net asset value per share of outstanding capital stock                         $         13.65  $         15.32    $         10.73

----------------------------------------------------------------------------------------------------------------------------------

*Including securities on loan, at value (Note 6)                               $    42,866,445  $    17,913,500    $            --

----------------------------------------------------------------------------------------------------------------------------------


                See accompanying notes to financial statements.



                                                                             AXP VP -        AXP VP -      AXP VP -

                                                                              S&P 500       SMALL CAP       STOCK

                                                                               INDEX        ADVANTAGE       FUND

FEB. 28, 2002 (UNAUDITED)                                                      FUND           FUND


ASSETS

Investments in securities, at value (Note 1)

    (identified cost $98,838,818, $58,539,124 and $3,475,185)             $ 87,974,552    $ 58,707,494    $  3,521,091

Cash in bank on demand deposit                                                 561,285         133,975          13,998

Receivable for investment securities sold                                        2,642       1,112,625          66,837

Dividends and accrued interest receivable                                      130,054          33,332           5,087

----------------------------------------------------------------------------------------------------------------------

Total assets                                                                88,668,533      59,987,426       3,607,013

----------------------------------------------------------------------------------------------------------------------

LIABILITIES

Dividends payable to shareholders (Note 1)                                     136,721              --           3,772

Payable for investment securities purchased                                    996,612       1,456,656         137,839

Accrued investment management and services fee                                  18,578          34,972           1,397

Accrued distribution fee                                                         8,008           5,534             312

Accrued administrative services fee                                              5,125           2,656             100

Other accrued expenses                                                          17,600          11,804           2,930

----------------------------------------------------------------------------------------------------------------------

Total liabilities                                                            1,182,644       1,511,622         146,350

----------------------------------------------------------------------------------------------------------------------

Net assets applicable to outstanding capital stock                        $ 87,485,889    $ 58,475,804    $  3,460,663

======================================================================================================================

REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                  $    116,100    $     57,941    $      3,703

Additional paid-in capital                                                  99,184,686      62,625,913       3,573,226

Undistributed (excess of distributions over) net investment income                  --         (43,594)             --

Accumulated net realized gain (loss) (Note 9)                                 (950,631)     (4,332,826)       (162,172)

Unrealized appreciation (depreciation) on investments and

    on translation of assets and liabilities in foreign currencies         (10,864,266)        168,370          45,906

----------------------------------------------------------------------------------------------------------------------

Total -- representing net assets applicable to outstanding capital stock  $ 87,485,889    $ 58,475,804    $  3,460,663

======================================================================================================================

Shares outstanding                                                          11,610,002       5,794,139         370,332

----------------------------------------------------------------------------------------------------------------------

Net asset value per share of outstanding capital stock                    $       7.54    $      10.09    $       9.34

----------------------------------------------------------------------------------------------------------------------


                See accompanying notes to financial statements.



                                                                                                                   AXP VP -

                                                                                                                   STRATEGY

                                                                                                                  AGGRESSIVE

FEB. 28, 2002 (UNAUDITED)                                                                                            FUND


ASSETS

Investments in securities, at value (Note 1)*

    (identified cost $1,701,379,705)                                                                            $ 1,592,355,326

Cash in bank on demand deposit                                                                                          195,835

Receivable for investment securities sold                                                                            17,835,561

Dividends and accrued interest receivable                                                                               779,555

-------------------------------------------------------------------------------------------------------------------------------

Total assets                                                                                                      1,611,166,277

-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investment securities purchased                                                                          46,546,852

Accrued investment management and services fee                                                                          739,021

Accrued distribution fee                                                                                                150,478

Accrued administrative services fee                                                                                      57,742

Payable upon return of securities loaned (Note 6)                                                                    71,825,500

Other accrued expenses                                                                                                   66,122

Option contracts written at value (premium received, $646,490 for AXP VP - Strategy Aggressive Fund) (Note 8)           577,500

-------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                                                   119,963,215

-------------------------------------------------------------------------------------------------------------------------------

Net assets applicable to outstanding capital stock                                                              $ 1,491,203,062

===============================================================================================================================

REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                                                        $     2,029,977

Additional paid-in capital                                                                                        2,671,810,777

Excess of distributions over net investment income                                                                   (3,813,868)

Accumulated net realized gain (loss) (Note 9)                                                                    (1,069,868,435)

Unrealized appreciation (depreciation) on investments and

    on translation of assets and liabilities in foreign currencies                                                 (108,955,389)

-------------------------------------------------------------------------------------------------------------------------------

Total -- representing net assets applicable to outstanding capital stock                                        $ 1,491,203,062

===============================================================================================================================

Shares outstanding                                                                                                  202,997,705

-------------------------------------------------------------------------------------------------------------------------------

Net asset value per share of outstanding capital stock                                                          $          7.35

-------------------------------------------------------------------------------------------------------------------------------

*Including securities on loan, at value (Note 6)                                                                $    66,721,720

-------------------------------------------------------------------------------------------------------------------------------


                See accompanying notes to financial statements



                                                                               AXP VP -        AXP VP -       AXP VP -

                                                                               BLUE CHIP         BOND          CAPITAL

                                                                               ADVANTAGE         FUND         RESOURCE

SIX MONTHS ENDED FEB. 28, 2002 (UNAUDITED)                                       FUND                           FUND


INVESTMENT INCOME

Income:

Dividends                                                                 $     528,373    $     770,888    $  19,753,463

Interest                                                                         62,725       54,817,458        2,366,313

    Less foreign taxes withheld                                                     (70)         (33,015)              --

-------------------------------------------------------------------------------------------------------------------------

Total income                                                                    591,028       55,555,331       22,119,776

-------------------------------------------------------------------------------------------------------------------------

EXPENSES (NOTE 2):

Investment management services fee                                              210,217        5,110,006        9,451,377

Distribution fee                                                                 49,717        1,057,904        1,924,388

Administrative services fees and expenses                                        15,518          452,116          712,511

Custodian fees                                                                   13,180           60,265           67,050

Compensation of board members                                                     5,267            8,625           13,183

Printing and postage                                                              5,531          119,861          208,085

Audit fees                                                                        7,000           12,125           11,750

Other                                                                             1,145            5,016            3,353

-------------------------------------------------------------------------------------------------------------------------

Total expenses                                                                  307,575        6,825,918       12,391,697

    Earnings credits on cash balances (Note 2)                                   (2,792)          (1,743)          (1,477)

-------------------------------------------------------------------------------------------------------------------------

Total net expenses                                                              304,783        6,824,175       12,390,220

-------------------------------------------------------------------------------------------------------------------------

Investment income (loss) -- net                                                 286,245       48,731,156        9,729,556

-------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

 Net realized gain (loss) on:

    Security transactions (Note 3)                                           (7,641,185)     (22,507,204)    (207,014,380)

    Foreign currency transactions                                                    --          (55,847)              --

    Futures contracts                                                          (502,324)              --               --

-------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investments                                      (8,143,509)     (22,563,051)    (207,014,380)

Net change in unrealized appreciation (depreciation) on investments and

    on translation of assets and liabilities in foreign currencies            5,853,728        8,937,366      157,353,167

-------------------------------------------------------------------------------------------------------------------------

Net gain (loss) on investments and foreign currencies                        (2,289,781)     (13,625,685)     (49,661,213)

-------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations           $  (2,003,536)   $  35,105,471    $ (39,931,657)

=========================================================================================================================


                See accompanying notes to financial statements.



                                                                             AXP VP -        AXP VP -       AXP VP -

                                                                               CASH         DIVERSIFIED     EMERGING

                                                                            MANAGEMENT     EQUITY INCOME     MARKETS

SIX MONTHS ENDED FEB. 28, 2002 (UNAUDITED)                                     FUND            FUND           FUND


INVESTMENT INCOME

Income:

Dividends                                                                 $         --    $  1,753,245    $     49,536

Interest                                                                    15,249,491         104,723           5,042

    Less foreign taxes withheld                                                     --          (9,993)         (6,543)

----------------------------------------------------------------------------------------------------------------------

Total income                                                                15,249,491       1,847,975          48,035

----------------------------------------------------------------------------------------------------------------------

EXPENSES (NOTE 2):

Investment management services fee                                           2,840,442         438,317          35,915

Distribution fee                                                               699,302          96,208           3,823

Administrative services fees and expenses                                      172,727          30,644           3,059

Custodian fees                                                                  41,656         132,329          17,248

Compensation of board members                                                    7,500           5,267              --

Printing and postage                                                            76,405              --              60

Audit fees                                                                       9,125           7,000           7,250

Other                                                                            2,785           2,732           2,724

----------------------------------------------------------------------------------------------------------------------

Total expenses                                                               3,849,942         712,497          70,079

    Expenses reimbursed by AEFC (Note 2)                                            --              --         (19,878)

----------------------------------------------------------------------------------------------------------------------

                                                                             3,849,942         712,497          50,201

    Earnings credits on cash balances (Note 2)                                  (3,056)         (3,710)         (1,810)

----------------------------------------------------------------------------------------------------------------------

Total net expenses                                                           3,846,886         708,787          48,391

----------------------------------------------------------------------------------------------------------------------

Investment income (loss) -- net                                             11,402,605       1,139,188            (356)

----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

 Net realized gain (loss) on:

    Security transactions (Note 3)                                                  --      (1,770,932)         56,948

    Foreign currency transactions                                                   --              --         (16,509)

----------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investments                                             --      (1,770,932)         40,439

Net change in unrealized appreciation (depreciation) on investments and

    on translation of assets and liabilities in foreign currencies                  --       2,804,050       1,011,362

----------------------------------------------------------------------------------------------------------------------

Net gain (loss) on investments and foreign currencies                               --       1,033,118       1,051,801

----------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations           $ 11,402,605    $  2,172,306    $  1,051,445

======================================================================================================================


                See accompanying notes to financial statements.



                                                                             AXP VP -        AXP VP -         AXP VP -

                                                                              EQUITY           EXTRA           FEDERAL

                                                                              SELECT          INCOME           INCOME

SIX MONTHS ENDED FEB. 28, 2002 (UNAUDITED)                                     FUND            FUND             FUND


INVESTMENT INCOME

Income:

Dividends                                                                 $     31,403    $  2,891,448    $         --

Interest                                                                        10,007      31,095,757       2,849,430

    Less foreign taxes withheld                                                     --          (2,264)             --

----------------------------------------------------------------------------------------------------------------------

Total income                                                                    41,410      33,984,941       2,849,430

----------------------------------------------------------------------------------------------------------------------

EXPENSES (NOTE 2):

Investment management services fee                                              79,697       1,850,259         419,748

Distribution fee                                                                14,476         373,036          86,014

Administrative services fees and expenses                                        6,832         183,423          34,279

Custodian fees                                                                  64,332          38,830          12,300

Compensation of board members                                                    1,367           6,200           5,267

Printing and postage                                                             5,468          36,430             842

Audit fees                                                                       6,875           9,875           7,250

Other                                                                            3,473           3,540           4,498

----------------------------------------------------------------------------------------------------------------------

Total expenses                                                                 182,520       2,501,593         570,198

    Expenses reimbursed by AEFC (Note 2)                                       (54,880)             --              --

----------------------------------------------------------------------------------------------------------------------

                                                                               127,640       2,501,593         570,198

    Earnings credits on cash balances (Note 2)                                  (2,784)         (1,319)         (1,031)

----------------------------------------------------------------------------------------------------------------------

Total net expenses                                                             124,856       2,500,274         569,167

----------------------------------------------------------------------------------------------------------------------

Investment income (loss) -- net                                                (83,446)     31,484,667       2,280,263

----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:

    Security transactions (Note 3)                                            (902,934)    (55,130,193)      1,620,875

    Futures contracts                                                               --              --        (435,969)

    Options contracts written                                                       --              --          42,897

----------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investments                                       (902,934)    (55,130,193)      1,227,803

Net change in unrealized appreciation (depreciation) on investments and

    on translation of assets and liabilities in foreign currencies           1,985,862       9,911,435        (635,642)

----------------------------------------------------------------------------------------------------------------------

Net gain (loss) on investments and foreign currencies                        1,082,928     (45,218,758)        592,161

----------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations           $    999,482    $(13,734,091)   $  2,872,424

======================================================================================================================


                See accompanying notes to financial statements.



                                                                             AXP VP -           AXP VP -         AXP VP -

                                                                              GLOBAL             GROWTH       INTERNATIONAL

                                                                               BOND               FUND             FUND

SIX MONTHS ENDED FEB. 28, 2002 (UNAUDITED)                                     FUND

---------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME

Income:

Dividends                                                                 $           --    $     473,923    $   5,357,307

Interest                                                                       5,016,009           95,653          836,541

    Less foreign taxes withheld                                                       --           (1,129)        (586,318)

---------------------------------------------------------------------------------------------------------------------------

Total income                                                                   5,016,009          568,447        5,607,530

---------------------------------------------------------------------------------------------------------------------------

EXPENSES (NOTE 2):

Investment management services fee                                               802,834          481,685        4,876,016

Distribution fee                                                                 119,469          108,859          723,774

Administrative services fees and expenses                                         57,750           43,969          302,745

Custodian fees                                                                    21,908           22,962          150,530

Compensation of board members                                                      5,267            5,267            7,975

Printing and postage                                                               7,269            3,355           45,990

Audit fees                                                                         8,875            7,125           10,625

Other                                                                                472            3,133            5,916

---------------------------------------------------------------------------------------------------------------------------

Total expenses                                                                 1,023,844          676,355        6,123,571

    Earnings credits on cash balances (Note 2)                                    (2,188)          (2,905)          (1,928)

---------------------------------------------------------------------------------------------------------------------------

Total net expenses                                                             1,021,656          673,450        6,121,643

---------------------------------------------------------------------------------------------------------------------------

Investment income (loss)-- net                                                 3,994,353         (105,003)        (514,113)

---------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:

    Security transactions (Note 3)                                              (528,044)     (74,707,534)    (133,414,183)

    Foreign currency transactions                                                313,723               --        1,785,963

    Futures contracts                                                            (99,628)              --               --

---------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investments                                         (313,949)     (74,707,534)    (131,628,220)

Net change in unrealized appreciation (depreciation) on investments and

    on translation of assets and liabilities in foreign currencies            (5,759,378)      61,094,442       34,443,198

---------------------------------------------------------------------------------------------------------------------------

Net gain (loss) on investments and foreign currencies                         (6,073,327)     (13,613,092)     (97,185,022)

---------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations            $  (2,078,974)   $ (13,718,095)   $ (97,699,135)

===========================================================================================================================




                See accompanying notes to financial statements.



                                                                            AXP VP -         AXP VP -          AXP VP -

                                                                             MANAGED           NEW             PARTNERS

                                                                              FUND          DIMENSIONS        SMALL CAP

                                                                                               FUND             VALUE

SIX MONTHS ENDED FEB. 28, 2002 (UNAUDITED)                                                                      FUND

---------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME

Income:

Dividends                                                                 $  13,619,648    $  24,160,298    $      54,271

Interest                                                                     37,576,835          452,378           26,422

    Less foreign taxes withheld                                                      --               --             (529)

---------------------------------------------------------------------------------------------------------------------------

Total income                                                                 51,196,483       24,612,676           80,164

---------------------------------------------------------------------------------------------------------------------------

EXPENSES (NOTE 2):

Investment management services fee                                           10,539,075       11,528,919           75,146

Distribution fee                                                              2,205,171        2,368,081            9,209

Administrative services fees and expenses                                       554,556          841,362            5,894

Custodian fees                                                                  103,800           84,895           12,109

Compensation of board members                                                    13,966           14,600               --

Printing and postage                                                            229,350          232,713            4,525

Audit fees                                                                       11,000           11,625            4,500

Other                                                                            11,061            4,374            8,780

---------------------------------------------------------------------------------------------------------------------------

Total expenses                                                               13,667,979       15,086,569          120,163

    Expenses reimbursed by AEFC (Note 2)                                             --               --          (13,203)

---------------------------------------------------------------------------------------------------------------------------

                                                                             13,667,979       15,086,569          106,960

    Earnings credits on cash balances (Note 2)                                   (1,942)          (1,399)              --

---------------------------------------------------------------------------------------------------------------------------

Total net expenses                                                           13,666,037       15,085,170          106,960

---------------------------------------------------------------------------------------------------------------------------

Investment income (loss)-- net                                               37,530,446        9,527,506          (26,796)

---------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:

    Security transactions (Note 3)                                          (36,853,800)    (110,760,390)         183,163

    Options contracts written (Note 8)                                        8,171,547        1,470,877               --

---------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investments                                     (28,682,253)    (109,289,513)         183,163

Net change in unrealized appreciation (depreciation) on investments and

    on translation of assets and liabilities in foreign currencies         (108,668,001)      65,012,403        1,813,491

---------------------------------------------------------------------------------------------------------------------------

Net gain (loss) on investments and foreign currencies                      (137,350,254)     (44,277,110)       1,996,654

---------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations           $ (99,819,808)   $ (34,749,604)   $   1,969,858

===========================================================================================================================




                See accompanying notes to financial statements.



                                                                            AXP VP -        AXP VP -       AXP VP -

                                                                            S&P 500        SMALL CAP        STOCK

                                                                             INDEX         ADVANTAGE         FUND

SIX MONTHS ENDED FEB. 28, 2002 (UNAUDITED)                                    FUND           FUND

---------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME

Income:

Dividends                                                                  $   498,440    $   203,617    $    19,237

Interest                                                                         4,797         30,126          2,000

    Less foreign taxes withheld                                                   (419)          (359)            --

---------------------------------------------------------------------------------------------------------------------------

Total income                                                                   502,818        233,384         21,237

---------------------------------------------------------------------------------------------------------------------------

EXPENSES (NOTE 2):

Investment management services fee                                             100,076        182,725          7,235

Distribution fee                                                                43,136         32,734          1,615

Administrative services fees and expenses                                       27,050         15,123            517

Custodian fees                                                                 101,514         36,444         12,825

Compensation of board members                                                    5,267          5,267             --

Printing and postage                                                             3,295          2,792          4,525

Audit fees                                                                       7,000          7,000          4,000

Other                                                                            1,870          1,245          7,624

---------------------------------------------------------------------------------------------------------------------------

Total expenses                                                                 289,208        283,330         38,341

    Expenses reimbursed by AEFC (Note 2)                                      (118,408)            --        (24,333)

---------------------------------------------------------------------------------------------------------------------------

                                                                               170,800        283,330         14,008

    Earnings credits on cash balances (Note 2)                                  (6,776)        (4,632)        (1,755)

---------------------------------------------------------------------------------------------------------------------------

Total net expenses                                                             164,024        278,698         12,253

---------------------------------------------------------------------------------------------------------------------------

Investment income (loss)-- net                                                 338,794        (45,314)         8,984

---------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:

    Security transactions (Note 3)                                            (334,061)    (1,516,996)      (155,289)

    Futures contracts                                                          (11,056)            --             --

---------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investments                                       (345,117)    (1,516,996)      (155,289)

Net change in unrealized appreciation (depreciation) on investments and

    on translation of assets and liabilities in foreign currencies          (1,158,335)     1,706,866        135,675

---------------------------------------------------------------------------------------------------------------------------

Net gain (loss) on investments and foreign currencies                       (1,503,452)       189,870        (19,614)

---------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations            $(1,164,658)   $   144,556    $   (10,630)

===========================================================================================================================




                See accompanying notes to financial statements.



                                                                              AXP VP -

                                                                              STRATEGY

                                                                             AGGRESSIVE

SIX MONTHS ENDED FEB. 28, 2002 (UNAUDITED)                                      FUND

----------------------------------------------------------------------------------------


INVESTMENT INCOME

Income:

Dividends                                                                  $   1,364,908

Interest                                                                       1,836,458

    Less foreign taxes withheld                                                     (744)

----------------------------------------------------------------------------------------

Total income                                                                   3,200,622

----------------------------------------------------------------------------------------

EXPENSES (NOTE 2):

Investment management services fee                                             5,035,215

Distribution fee                                                               1,027,385

Administrative services fees and expenses                                        404,117

Custodian fees                                                                    38,219

Compensation of board members                                                      9,300

Printing and postage                                                             101,038

Audit fees                                                                         9,250

Other                                                                              4,093

----------------------------------------------------------------------------------------

Total expenses                                                                 6,628,617

    Earnings credits on cash balances (Note 2)                                    (3,771)

----------------------------------------------------------------------------------------

Total net expenses                                                             6,624,846

----------------------------------------------------------------------------------------

Investment income (loss)-- net                                                (3,424,224)

----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:

    Security transactions (Note 3)                                          (339,034,441)

    Foreign currency transactions                                                 (4,172)

    Options contracts written (Note 8)                                         1,607,434

----------------------------------------------------------------------------------------

Net realized gain (loss) on investments                                     (337,431,179)

Net change in unrealized appreciation (depreciation) on investments and

    on translation of assets and liabilities in foreign currencies           140,208,751

----------------------------------------------------------------------------------------

Net gain (loss) on investments and foreign currencies                       (197,222,428)

----------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations            $(200,646,652)

========================================================================================




                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS




                                                        AXP VP - BLUE CHIP ADVANTAGE FUND           AXP VP - BOND FUND

                                                         FEB. 28, 2002      AUG. 31, 2001       FEB. 28, 2002    AUG. 31, 2001

                                                       SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED     YEAR ENDED

                                                          (UNAUDITED)                           (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------


OPERATIONS AND DISTRIBUTIONS

Investment income (loss)-- net                         $       286,245    $       647,844    $    48,731,156    $   100,755,291

Net realized gain (loss) on investments                     (8,143,509)       (13,066,999)       (22,563,051)        (7,798,194)

Net change in unrealized appreciation (depreciation)

    on investments  and on translation of assets and

    liabilities in foreign currencies                        5,853,728        (14,942,041)         8,937,366         51,135,996

-------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from

    operations                                              (2,003,536)       (27,361,196)        35,105,471        144,093,093

-------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:

    Net investment income                                     (286,246)          (648,430)       (50,577,759)       (97,571,632)

-------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales                                          7,872,555         44,698,549        153,365,625        214,172,408

Reinvestment of distributions at net asset value               244,242            595,131         51,371,834         98,443,073

Payments for redemptions                                    (4,772,711)        (7,650,542)       (84,247,786)      (200,613,116)

-------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital share

    transactions                                             3,344,086         37,643,138        120,489,673        112,002,365

-------------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in net assets                      1,054,304          9,633,512        105,017,385        158,523,826

Net assets at beginning of period                           80,945,959         71,312,447      1,626,120,064      1,467,596,238

-------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                            $    82,000,263    $    80,945,959    $ 1,731,137,449    $ 1,626,120,064

===============================================================================================================================

Undistributed (excess of distributions over) net

    investment income                                  $            (1)   $            --    $     2,192,114    $     4,038,717

-------------------------------------------------------------------------------------------------------------------------------






                                                        AXP VP - CAPITAL RESOURCE FUND       AXP VP - CASH MANAGEMENT FUND

                                                        FEB. 28, 2002     AUG. 31, 2001       FEB. 28, 2002    AUG. 31, 2001

                                                      SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED    YEAR ENDED

                                                         (UNAUDITED)                         (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------


OPERATIONS AND DISTRIBUTIONS

Investment income (loss)-- net                         $     9,729,556    $     5,650,665    $    11,402,605    $    42,889,591

Net realized gain (loss) on investments                   (207,014,380)       228,598,206                 --              6,388

Net change in unrealized appreciation (depreciation)

    on investments and on translation of assets and

    liabilities in foreign currencies                      157,353,167     (2,289,372,543)                --                 --

-------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from

    operations                                             (39,931,657)    (2,055,123,672)        11,402,605         42,895,979

-------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:

    Net investment income                                   (8,417,774)        (6,962,448)       (11,462,248)       (42,812,931)

    Net realized gain                                     (226,597,742)      (521,763,669)                --                 --

-------------------------------------------------------------------------------------------------------------------------------

Total distributions                                       (235,015,516)      (528,726,117)       (11,462,248)       (42,812,931)

-------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales                                          8,694,382         88,415,110        518,765,440      1,141,462,249

Reinvestment of distributions at net asset value             7,662,169        524,721,290         13,095,685         43,981,927

Payments for redemptions                                  (269,131,634)      (678,846,922)      (496,555,820)      (904,636,054)

-------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital share

    transactions                                          (252,775,083)       (65,710,522)        35,305,305        280,808,122

-------------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in net assets                   (527,722,256)    (2,649,560,311)        35,245,662        280,891,170

Net assets at beginning of period                        3,270,280,520      5,919,840,831      1,063,379,754        782,488,584

-------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                            $ 2,742,558,264    $ 3,270,280,520    $ 1,098,625,416    $ 1,063,379,754

===============================================================================================================================

Undistributed (excess of distributions over) net

    investment income                                  $            --    $    (1,311,782)   $       (21,273)   $        38,370

-------------------------------------------------------------------------------------------------------------------------------




                See accompanying notes to financial statements.



                                                   AXP VP - DIVERSIFIED EQUITY INCOME FUND    AXP VP - EMERGING MARKETS FUND

                                                        FEB. 28, 2002   AUG. 31, 2001         FEB. 28, 2002    AUG. 31, 2001

                                                      SIX MONTHS ENDED    YEAR ENDED         SIX MONTHS ENDED    YEAR ENDED

                                                         (UNAUDITED)                           (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------


OPERATIONS AND DISTRIBUTIONS

Investment income (loss)-- net                         $   1,139,188    $     611,325       $        (356)      $      11,214

Net realized gain (loss) on investments                   (1,770,932)         935,098              40,439          (1,868,227)

Net change in unrealized appreciation (depreciation)

    on investments and on translation of assets and

    liabilities in foreign currencies                      2,804,050       (1,632,035)          1,011,362            (117,625)

-------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from

    operations                                             2,172,306          (85,612)          1,051,445          (1,974,638)

-------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:

    Net investment income                                 (1,108,617)        (611,792)             (1,018)                 --

    Net realized gain                                       (723,310)              --                  --                  --

-------------------------------------------------------------------------------------------------------------------------------

Total distributions                                       (1,831,927)        (611,792)             (1,018)                 --

-------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales                                      139,445,905       92,854,245           1,070,671           6,629,090

Reinvestment of distributions at net asset value             819,515          339,812               1,018                  --

Payments for redemptions                                 (42,987,271)      (9,768,330)           (359,293)         (4,557,635)

-------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital share

    transactions                                          97,278,149       83,425,727             712,396           2,071,455

-------------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in net assets                   97,618,528       82,728,323           1,762,823              96,817

Net assets at beginning of period                        105,510,290       22,781,967           5,704,309           5,607,492

-------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                            $ 203,128,818    $ 105,510,290       $   7,467,132       $   5,704,309

===============================================================================================================================

Undistributed (excess of distributions over) net

    investment income                                  $      15,075    $     (15,496)      $      (1,374)       $         --

-------------------------------------------------------------------------------------------------------------------------------






                                                           AXP VP - EQUITY SELECT FUND           AXP VP - EXTRA INCOME FUND

                                                         FEB. 28, 2002   AUG. 31, 2001(a)    FEB. 28, 2002       AUG. 31, 2001

                                                       SIX MONTHS ENDED    PERIOD ENDED     SIX MONTHS ENDED       YEAR ENDED

                                                          (UNAUDITED)                         (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------


OPERATIONS AND DISTRIBUTIONS

Investment income (loss)-- net                         $     (83,446)     $     (10,149)      $  31,484,667       $  65,147,355

Net realized gain (loss) on investments                     (902,934)          (115,264)        (55,130,193)        (94,307,791)

Net change in unrealized appreciation (depreciation)

    on investments and on translation of assets and

    liabilities in foreign currencies                      1,985,862           (528,321)          9,911,435          17,805,073

-------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from

    operations                                               999,482           (653,734)        (13,734,091)        (11,355,363)

-------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:

    Net investment income                                         --                 --         (31,809,605)        (63,606,197)

-------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales                                       34,621,813         13,564,420          77,311,643         125,002,446

Reinvestment of distributions at net asset value                  --                 --          31,498,537          64,378,242

Payments for redemptions                                 (13,177,246)        (1,343,355)        (64,059,317)       (100,064,441)

-------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital share

    transactions                                          21,444,567         12,221,065          44,750,863          89,316,247

-------------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in net assets                   22,444,049         11,567,331            (792,833)         14,354,687

Net assets at beginning of period                         13,620,710          2,053,379(b)      608,922,314         594,567,627

-------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                            $  36,064,759      $  13,620,710       $ 608,129,481       $ 608,922,314

===============================================================================================================================

Undistributed (excess of distributions over) net

    investment income                                  $     (83,446)     $          --       $     (38,077)      $     286,861

-------------------------------------------------------------------------------------------------------------------------------



(a) For the period from May 1, 2001 (date the Fund became available) to Aug. 31,

    2001.


(b) Initial capital of $2,000,000 was contributed on April 26, 2001. The Fund had an increase in net assets resulting from operations of $53,379 during the period from April 26, 2001 to May 1, 2001 (date the Fund became available).



                See accompanying notes to financial statements.



                                                       AXP VP - FEDERAL INCOME FUND         AXP VP - GLOBAL BOND FUND

                                                        FEB. 28, 2002   AUG. 31, 2001     FEB. 28, 2002    AUG. 31, 2001

                                                      SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED

                                                        (UNAUDITED)                         (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------


OPERATIONS AND DISTRIBUTIONS

Investment income (loss)-- net                         $   2,280,263    $   3,089,285    $   3,994,353    $   8,272,166

Net realized gain (loss) on investments                    1,227,803          199,900         (313,949)      (3,553,295)

Net change in unrealized appreciation (depreciation)

    on investments and on translation of assets and

    liabilities in foreign currencies                       (635,642)       1,883,044       (5,759,378)       7,907,861

-------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from

    operations                                             2,872,424        5,172,229       (2,078,974)      12,626,732

-------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:

    Net investment income                                 (2,293,222)      (3,091,592)      (4,743,209)      (4,606,500)

    Net realized gain                                       (264,298)            (116)              --               --

-------------------------------------------------------------------------------------------------------------------------

Total distributions                                       (2,557,520)      (3,091,708)      (4,743,209)      (4,606,500)

-------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales                                       64,784,068       82,552,291       12,553,065       33,292,605

Reinvestment of distributions at net asset value           2,299,850        2,904,343        4,844,326        4,511,911

Payments for redemptions                                 (10,633,503)     (18,142,330)     (10,568,566)     (31,673,167)

-------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital share

    transactions                                          56,450,415       67,314,304        6,828,825        6,131,349

-------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in net assets                   56,765,319       69,394,825            6,642       14,151,581

Net assets at beginning of period                        106,475,164       37,080,339      191,469,815      177,318,234

-------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                            $ 163,240,483    $ 106,475,164    $ 191,476,457    $ 191,469,815

=========================================================================================================================

Undistributed (excess of distributions over) net

    investment income                                  $     (12,959)   $          --    $     400,099    $   1,148,955

-------------------------------------------------------------------------------------------------------------------------






                                                               AXP VP - GROWTH FUND              AXP VP - INTERNATIONAL FUND

                                                        FEB. 28, 2002       AUG. 31, 2001      FEB. 28, 2002     AUG. 31, 2001

                                                       SIX MONTHS ENDED       YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED

                                                          (UNAUDITED)                           (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------


OPERATIONS AND DISTRIBUTIONS

Investment income (loss)-- net                         $      (105,003)   $      (377,905)   $      (514,113)   $     5,493,944

Net realized gain (loss) on investments                    (74,707,534)       (50,507,065)      (131,628,220)      (511,319,846)

Net change in unrealized appreciation (depreciation)

    on investments and on translation of assets and

    liabilities in foreign currencies                       61,094,442        (94,509,206)        34,443,198       (337,202,909)

----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from

    operations                                             (13,718,095)      (145,394,176)       (97,699,135)      (843,028,811)

----------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:

    Net investment income                                           --                 --         (3,769,378)        (5,512,064)

    Net realized gain                                               --                 --         (2,224,868)      (408,041,324)

    Excess distributions from net investment income

        (Note 1)                                                    --                 --                 --         (8,206,027)

----------------------------------------------------------------------------------------------------------------------------------

Total distributions                                                 --                 --         (5,994,246)      (421,759,415)

----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales                                         21,546,559        135,579,014        130,110,299        234,314,455

Reinvestment of distributions at net asset value                    --                 --          9,254,079        416,274,714

Payments for redemptions                                    (9,156,990)        (8,042,894)      (255,000,007)      (464,642,918)

----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital share

    transactions                                            12,389,569        127,536,120       (115,635,629)       185,946,251

----------------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in net assets                     (1,328,526)       (17,858,056)      (219,329,010)    (1,078,841,975)

Net assets at beginning of period                          176,904,704        194,762,760      1,309,912,516      2,388,754,491

----------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                            $   175,576,178    $   176,904,704    $ 1,090,583,506    $ 1,309,912,516

==================================================================================================================================




                See accompanying notes to financial statements.



                                                             AXP VP - MANAGED FUND              AXP VP - NEW DIMENSIONS FUND

                                                        FEB. 28, 2002      AUG. 31, 2001     FEB. 28, 2002       AUG. 31, 2001

                                                       SIX MONTHS ENDED      YEAR ENDED     SIX MONTHS ENDED       YEAR ENDED

                                                          (UNAUDITED)                          (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------


OPERATIONS AND DISTRIBUTIONS

Investment income (loss)-- net                         $    37,530,446    $   109,178,811    $     9,527,506    $     5,667,061

Net realized gain (loss) on investments                    (28,682,253)       220,281,576       (109,289,513)      (254,409,564)

Net change in unrealized appreciation (depreciation)

    on investments and on translation of assets and

    liabilities in foreign currencies                     (108,668,001)    (1,300,681,441)        65,012,403     (1,644,598,334)

----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from

    operations                                             (99,819,808)      (971,221,054)       (34,749,604)    (1,893,340,837)

----------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:

    Net investment income                                  (38,352,187)       (98,962,920)        (9,709,670)        (5,302,433)

    Net realized gain                                     (250,253,587)      (302,887,014)        (3,533,136)      (349,235,295)

----------------------------------------------------------------------------------------------------------------------------------

Total distributions                                       (288,605,774)      (401,849,934)       (13,242,806)      (354,537,728)

----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales                                         11,874,745        116,758,124        136,215,927        503,794,426

Reinvestment of distributions at net asset value            40,443,583        412,774,099          5,933,273        354,346,255

Payments for redemptions                                  (274,957,312)      (620,315,746)      (154,041,157)      (282,156,566)

----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital share

    transactions                                          (222,638,984)       (90,783,523)       (11,891,957)       575,984,115

----------------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in net assets                   (611,064,566)    (1,463,854,511)       (59,884,367)    (1,671,894,450)

Net assets at beginning of period                        3,759,065,474      5,222,919,985      3,892,327,960      5,564,222,410

----------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                            $ 3,148,000,908    $ 3,759,065,474    $ 3,832,443,593    $ 3,892,327,960

==================================================================================================================================

Undistributed net investment income                    $       458,014    $     1,279,755    $            --    $       182,164

----------------------------------------------------------------------------------------------------------------------------------






                                                     AXP VP - PARTNERS SMALL CAP VALUE FUND    AXP VP - S&P 500 INDEX FUND

                                                        FEB. 28, 2002    AUG. 31, 2001(a)   FEB. 28, 2002      AUG. 31, 2001

                                                      SIX MONTHS ENDED     PERIOD ENDED    SIX MONTHS ENDED      YEAR ENDED

                                                         (UNAUDITED)                          (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------


OPERATIONS AND DISTRIBUTIONS

Investment income (loss)-- net                         $    (26,796)      $     (2,267)      $    338,794       $    322,649

Net realized gain (loss) on investments                     183,163                 --           (345,117)          (602,036)

Net change in unrealized appreciation (depreciation)

    on investments and on translation of assets and

    liabilities in foreign currencies                     1,813,491            (84,704)        (1,158,335)       (10,412,119)

-------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from

    operations                                            1,969,858            (86,971)        (1,164,658)       (10,691,506)

-------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:

    Net investment income                                        --                 --           (343,721)          (321,521)

    Net realized gain                                            --                 --                 --            (58,609)

-------------------------------------------------------------------------------------------------------------------------------

Total distributions                                              --                 --           (343,721)          (380,130)

-------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales                                      22,931,528            866,506         34,492,210         55,760,130

Reinvestment of distributions at net asset value                 --                 --            323,345            289,786

Payments for redemptions                                   (449,252)                --         (1,723,361)       (10,084,873)

-------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital share

    transactions                                         22,482,276            866,506         33,092,194         45,965,043

-------------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in net assets                  24,452,134            779,535         31,583,815         34,893,407

Net assets at beginning of period                         4,784,943          4,005,408(b)      55,902,074         21,008,667

-------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                            $ 29,237,077       $  4,784,943       $ 87,485,889       $ 55,902,074

===============================================================================================================================

Undistributed (excess of distributions over) net

    investment income                                  $    (26,796)      $         --       $         --       $      4,927

-------------------------------------------------------------------------------------------------------------------------------



(a) For the period from Aug. 14, 2001 (date the Fund became available) to

    Aug. 31, 2001.


(b) Initial capital of $4,000,000 was contributed on Aug. 2, 2001. The Fund had an increase in net assets resulting from operations of $5,408 during the period from Aug. 2, 2001 to Aug. 14, 2001 (date the Fund became available).



                See accompanying notes to financial statements.



                                                       AXP VP - SMALL CAP ADVANTAGE FUND           AXP VP - STOCK FUND

                                                         FEB. 28, 2002    AUG. 31, 2001     FEB. 28, 2002     AUG. 31, 2001(a)

                                                       SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED     PERIOD ENDED

                                                          (UNAUDITED)                         (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------


OPERATIONS AND DISTRIBUTIONS

Investment income (loss)-- net                         $    (45,314)      $    (33,650)      $      8,984       $        866

Net realized gain (loss) on investments                  (1,516,996)        (2,644,285)          (155,289)            (6,883)

Net change in unrealized appreciation (depreciation)

    on investments and on translation of assets and

    liabilities in foreign currencies                     1,706,866         (3,904,322)           135,675            (53,195)

-------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from

    operations                                              144,556         (6,582,257)           (10,630)           (59,212)

-------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:

    Net investment income                                        --             (3,626)            (9,172)            (2,137)

    Net realized gain                                            --         (1,082,370)                --                 --

-------------------------------------------------------------------------------------------------------------------------------

Total distributions                                              --         (1,085,996)            (9,172)            (2,137)

-------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales                                      11,043,777         29,983,806          1,598,290             80,732

Reinvestment of distributions at net asset value                 --          1,085,996              7,537                 --

Payments for redemptions                                 (1,942,675)        (5,272,551)          (109,442)                --

-------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital share

    transactions                                          9,101,102         25,797,251          1,496,385             80,732

-------------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in net assets                   9,245,658         18,128,998          1,476,583             19,383

Net assets at beginning of period                        49,230,146         31,101,148          1,984,080          1,964,697(b)

-------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                            $ 58,475,804       $ 49,230,146       $  3,460,663       $  1,984,080

===============================================================================================================================

Undistributed (excess of distributions over) net

    investment income                                  $    (43,594)      $      1,720        $        --       $        188

-------------------------------------------------------------------------------------------------------------------------------



(a) For the period from Aug.13, 2001 (date the Fund became available) to

    Aug. 31, 2001.


(b) Initial capital of $2,000,000 was contributed on Aug. 2, 2001. The Fund had a decrease in net assets resulting from operations of $35,303 during the period from Aug. 2, 2001 to Aug. 13, 2001 (date the Fund became available).





                                                                           AXP VP - STRATEGY AGGRESSIVE FUND

                                                                            FEB. 28, 2002      AUG. 31, 2001

                                                                          SIX MONTHS ENDED      YEAR ENDED

                                                                             (UNAUDITED)

--------------------------------------------------------------------------------------------------------------


OPERATIONS AND DISTRIBUTIONS

Investment income (loss)-- net                                           $    (3,424,224)   $     2,693,368

Net realized gain (loss) on investments                                     (337,431,179)      (712,183,970)

Net change in unrealized appreciation (depreciation) on investments

    and on translation of assets and liabilities in foreign currencies       140,208,751     (1,515,699,404)

--------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations             (200,646,652)    (2,225,190,006)

--------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:

    Net investment income                                                             --         (4,199,226)

    Net realized gain                                                                 --       (979,638,932)

--------------------------------------------------------------------------------------------------------------

Total distributions                                                                   --       (983,838,158)

--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales                                                           44,931,734        232,145,175

Reinvestment of distributions at net asset value                               2,827,564        981,016,852

Payments for redemptions                                                    (170,418,996)      (386,518,713)

--------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital share transactions           (122,659,698)       826,643,314

--------------------------------------------------------------------------------------------------------------

Total increase (decrease) in net assets                                     (323,306,350)    (2,382,384,850)

Net assets at beginning of period                                          1,814,509,412      4,196,894,262

--------------------------------------------------------------------------------------------------------------

Net assets at end of period                                              $ 1,491,203,062    $ 1,814,509,412

==============================================================================================================





                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

(UNAUDITED AS TO FEB. 28, 2002)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, (non-diversified for AXP VP - Global Bond Fund, AXP VP - Partners

Small Cap Value Fund and AXP VP - S&P 500 Index Fund) open-end management investment company. Each Fund has 10 billion authorized shares of capital stock.


The following Fund became available on May 1, 2001. Prior to this date, American

Express Financial Corporation (AEFC) purchased the following shares of capital stock at $10 per share, which represented the initial capital in the Fund:




FUND                                                         NUMBER OF SHARES

--------------------------------------------------------------------------------


AXP VP - Equity Select Fund                                       200,000

--------------------------------------------------------------------------------



The following Fund became available on Aug. 13, 2001. Prior to this date, AEFC purchased the following shares of capital stock at $10 per share, which represented the initial capital in the Fund:




FUND                                                         NUMBER OF SHARES

--------------------------------------------------------------------------------


AXP VP - Stock Fund                                               200,000

--------------------------------------------------------------------------------



The following Fund became available on Aug. 14, 2001. Prior to this date, AEFC purchased the following shares of capital stock at $10 per share, which represented the initial capital in the Fund:




FUND                                                         NUMBER OF SHARES

--------------------------------------------------------------------------------


AXP VP - Partners Small Cap Value Fund                            400,000

--------------------------------------------------------------------------------



The primary investments of each Fund are as follows:


AXP VP - Blue Chip Advantage Fund invests primarily in common stocks of companies that are included in the Standard & Poor's 500 Composite

         Stock Price Index (S&P 500).

AXP VP - Bond Fund invests primarily in bonds and other debt obligations.

AXP VP - Capital Resource Fund invests primarily in U.S. common stocks and other securities convertible into common stock.

AXP VP - Cash Management Fund invests primarily in money market instruments,

         such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit bankers' acceptances,

         letters of credit and commercial paper.

AXP VP - Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks.

AXP VP - Emerging Markets Fund invests primarily in equity securities of companies in emerging market countries.

AXP VP - Equity Select Fund invests primarily in growth stocks of medium-sized companies.

AXP VP - Extra Income Fund invests primarily in high-yielding, high risk corporate bonds (junk bonds) issued by U.S. and foreign companies and governments.

AXP VP - Federal Income Fund invests primarily in debt obligations guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

AXP VP - Global Bond Fund invests primarily in debt securities of U.S. and foreign issuers.

AXP VP - Growth Fund invests primarily in common stocks and securities convertible into common stocks that appear to offer growth opportunities.

AXP VP - International Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

AXP VP - Managed Fund invests primarily in a combination of common and preferred stocks, convertible securities, bonds and other debt securities.

AXP VP - New Dimensions Fund invests primarily in common stocks showing potential for significant growth.

AXP VP - Partners Small Cap Value Fund invests primarily in equity securities of small capitalization companies.

AXP VP - S&P 500 Index Fund invests primarily in securities that are expected to provide investment results that correspond to the performance of the

         S&P 500 Index.

AXP VP - Small Cap Advantage Fund invests primarily in equity securities of small companies.

AXP VP - Stock Fund invests primarily in common stocks and securities convertible into common stocks.

AXP VP - Strategy Aggressive Fund invests primarily in securities of growth companies.


Shares of each Fund are sold through the purchase of a variable annuity contract or life insurance policy.

Each Fund's significant accounting policies are summarized as follows:


USE OF ESTIMATES

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates

(e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities in all Funds, except AXP VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in

60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940

Act, all securities in AXP VP - Cash Management Fund are valued at amortized cost which approximates market value in order to maintain a constant net asset value of $1 per share.


OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except AXP VP - Cash Management Fund,

may buy and sell put and call options and write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party.


Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Funds, except AXP

VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses.

The Funds recognize a realized gain or loss when the contract is closed or expires.


FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.


The Funds, except AXP VP - Cash Management Fund and AXP VP - Federal Income

Fund, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S.

dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

ILLIQUID SECURITIES

As of Feb. 28, 2002, investments in securities for AXP VP - Bond Fund, AXP VP -

Capital Resource Fund, AXP VP - Extra Income Fund, AXP VP - Managed Fund and AXP

VP - Strategy Aggressive Fund, included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase.

The aggregate value of such securities as of Feb. 28, 2002, was $13,076,660,

$15,000,000, $19,879,185, $1,930,000 and $64,468,735, representing 0.76%, 0.55%,

3.27%, 0.06% and 4.32% of net assets for AXP VP - Bond Fund, AXP VP - Capital

Resource Fund, AXP VP - Extra Income Fund, AXP VP - Managed Fund and AXP VP -

Strategy Aggressive Fund, respectively. These securities are valued at fair value according to methods selected in good faith by the board. According to the board guidelines certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.


SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by AXP VP - Bond

Fund, AXP VP - Extra Income Fund, AXP VP - Federal Income Fund, AXP VP - Managed

Fund and AXP VP - Strategy Aggressive Fund on a when-issued or forward-commitment basis can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its commitment. As of Feb. 28, 2002, AXP VP - Bond Fund, AXP -- Extra

Income Fund, AXP VP - Federal Income Fund and AXP VP - Managed Fund have entered into outstanding when-issued commitments of $147,305,148, $4,890,113,

$18,518,090 and $15,290,084, respectively. As of Feb. 28, 2002, AXP VP -

Strategy Aggressive Fund had entered into outstanding forward-commitments of

$4,750,000.


These funds may also enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for these

Funds to "roll over" its purchase commitments, these Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.


FEDERAL TAXES

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the Variable Accounts. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.


Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains

(losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as

"excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses)

are recorded by the Funds.


DIVIDENDS

As of Feb. 28, 2002, dividends declared for each Fund payable March 1, 2002 are as follows:




FUND                                                           AMOUNT PER SHARE

--------------------------------------------------------------------------------


AXP VP - Blue Chip Advantage Fund                                   $0.015

AXP VP - Bond Fund                                                   0.042

AXP VP - Capital Resource Fund                                       0.033

AXP VP - Cash Management Fund                                        0.001

AXP VP - Diversified Equity Income Fund                              0.030

AXP VP - Extra Income Fund                                           0.055

AXP VP - Federal Income Fund                                         0.023

AXP VP - Global Bond Fund                                            0.029

AXP VP - Managed Fund                                                0.082

AXP VP - New Dimensions Fund                                         0.022

AXP VP - S&P 500 Index Fund                                          0.012

AXP VP - Stock Fund                                                  0.010

--------------------------------------------------------------------------------



Distributions to the Variable Accounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed monthly for AXP VP - Bond Fund, AXP VP - Cash Management Fund, AXP

VP - Extra Income Fund, AXP VP - Federal Income Fund and AXP VP - Global Bond

Fund and declared and distributed quarterly, when available, for AXP VP - Blue

Chip Advantage Fund, AXP VP - Capital Resource Fund, AXP VP - Diversified Equity

Income Fund, AXP VP - Emerging Markets Fund, AXP VP - Equity Select Fund, AXP VP

- Growth Fund, AXP VP - International Fund, AXP VP - Managed Fund, AXP VP - New

Dimensions Fund, AXP VP - Partners Small Cap Value Fund, AXP VP -S&P 500 Index

Fund, AXP VP-- Small Cap Advantage Fund, AXP VP - Stock Fund and AXP VP -

Strategy Aggressive Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.


2. EXPENSES

The Funds have an Investment Management Agreement with IDS Life for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of each Fund's average daily net assets in reducing percentages annually as follows:




FUND                                                           PERCENTAGE RANGE

--------------------------------------------------------------------------------


AXP VP - Blue Chip Advantage Fund                              0.560% to 0.470%

AXP VP - Bond Fund                                             0.610% to 0.535%

AXP VP - Capital Resource Fund                                 0.630% to 0.570%

AXP VP - Cash Management Fund                                  0.510% to 0.440%

AXP VP - Diversified Equity Income Fund                        0.560% to 0.470%

AXP VP - Emerging Markets Fund                                 1.170% to 1.095%

AXP VP - Equity Select Fund                                    0.650% to 0.560%

AXP VP - Extra Income Fund                                     0.620% to 0.545%

AXP VP - Federal Income Fund                                   0.610% to 0.535%

AXP VP - Global Bond Fund                                      0.840% to 0.780%

AXP VP - Growth Fund                                           0.630% to 0.570%

AXP VP - International Fund                                    0.870% to 0.795%

AXP VP - Managed Fund                                          0.630% to 0.550%

AXP VP - New Dimensions Fund                                   0.630% to 0.570%

AXP VP - Partners Small Cap Value Fund                         1.020% to 0.920%

AXP VP - S&P 500 Index Fund                                    0.290% to 0.260%

AXP VP - Small Cap Advantage Fund                              0.790% to 0.650%

AXP VP - Stock Fund                                            0.560% to 0.470%

AXP VP - Strategy Aggressive Fund                              0.650% to 0.575%

--------------------------------------------------------------------------------



For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment. The adjustment is based on a comparison of the performance of each Fund to the stated index up to a maximum percentage of each

Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The index name, maximum percentage adjustment and the amount the fee was increased (decreased) for each Fund for the six months ended Feb. 28, 2002 are as follows:




                                            MAXIMUM

                                           PERCENTAGE        INDEX                                 INCREASE

FUND                                       ADJUSTMENT        NAME                                 (DECREASE)

---------------------------------------------------------------------------------------------------------------


AXP VP - Blue Chip Advantage Fund             0.08%          Lipper Large-Cap Core Funds Index     $(12,514)

AXP VP - Diversified Equity Income Fund       0.08%          Lipper Equity Income Funds Index         7,305

AXP VP - Emerging Markets Fund                0.12%          Lipper Emerging Markets Funds Index        130

AXP VP - Equity Select Fund                   0.12%          Lipper Multi-Cap Growth Funds Index      4,424

AXP VP - Growth Fund                          0.12%          Lipper Large-Cap Growth Funds Index    (66,966)

AXP VP - Partners Small Cap Value Fund        0.12%          Lipper Small-Cap Value Funds Index          --

AXP VP - Small Cap Advantage Fund             0.12%          Lipper Small-Cap Core Funds Index      (24,150)

AXP VP - Stock Fund                           0.08%          Lipper Large-Cap Core Funds Index           --

---------------------------------------------------------------------------------------------------------------



The first adjustment for AXP VP - Equity Select Fund, AXP VP - Partners Small

Cap Value Fund and AXP VP-- Stock Fund was made on Feb. 1, 2002 and covered the six-month period beginning Sept. 1, 2001.


IDS Life, in turn, pays to AEFC a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.35% for AXP VP -

International Fund and AXP VP - S&P 500 Index Fund and 0.25% for each remaining

Fund.


AEFC has Subadvisory Agreements with American Express Asset Management

International Inc., a wholly-owned subsidiary of AEFC to subadvise the assets of

AXP VP - Emerging Markets Fund and AXP VP - International Fund and Kenwood

Capital Management LLC, an indirect subsidiary of AEFC to subadvise the assets of AXP VP - Small Cap Advantage Fund.


AEFC has Subadvisory Agreements with Royce & Associates, Inc. (Royce), a wholly-owned subsidiary of Legg Mason and EQSF Advisers, Inc. (Third Avenue) for

AXP VP - Partners Small Cap Value Fund. New investments in the Fund, net of any redemptions are allocated to the Subadvisers in equal portions.


In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse IDS Life an amount equal to the cost of certain expenses incurred and paid by IDS Life in connection with each Fund's operations. The Funds also pay custodian fees to

American Express Trust Company, an affiliate of IDS Life. The reimbursement paid by AXP VP - Cash Management Fund will be limited to 0.25% of the Fund's average daily net assets.

The Funds have an agreement with IDS Life for distribution services. Under a

Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.


The Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:




FUND                                                           PERCENTAGE RANGE

--------------------------------------------------------------------------------


AXP VP - Blue Chip Advantage Fund                              0.040% to 0.020%

AXP VP - Bond Fund                                             0.050% to 0.025%

AXP VP - Capital Resource Fund                                 0.050% to 0.030%

AXP VP - Cash Management Fund                                  0.030% to 0.020%

AXP VP - Diversified Equity Income Fund                        0.040% to 0.020%

AXP VP - Emerging Markets Fund                                 0.100% to 0.050%

AXP VP - Equity Select Fund                                    0.060% to 0.030%

AXP VP - Extra Income Fund                                     0.050% to 0.025%

AXP VP - Federal Income Fund                                   0.050% to 0.025%

AXP VP - Global Bond Fund                                      0.060% to 0.040%

AXP VP - Growth Fund                                           0.050% to 0.030%

AXP VP - International Fund                                    0.060% to 0.035%

AXP VP - Managed Fund                                          0.040% to 0.020%

AXP VP - New Dimensions Fund                                   0.050% to 0.030%

AXP VP - Partners Small Cap Value Fund                         0.080% to 0.055%

AXP VP - S&P 500 Index Fund                                    0.080% to 0.065%

AXP VP - Small Cap Advantage Fund                              0.060% to 0.035%

AXP VP - Stock Fund                                            0.040% to 0.020%

AXP VP - Strategy Aggressive Fund                              0.060% to 0.035%

--------------------------------------------------------------------------------



A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares,

compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.


Through April 30, 2002, IDS Life and AEFC agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed the following percentage of the Fund's average daily net assets:




FUND                                                                 PERCENTAGE

--------------------------------------------------------------------------------


AXP VP - Emerging Markets Fund                                         1.750%

AXP VP - Equity Select Fund                                            1.100%

AXP VP - Partners Small Cap Value Fund                                 1.500%

AXP VP - S&P 500 Index Fund                                            0.495%

AXP VP - Stock Fund                                                    1.100%

--------------------------------------------------------------------------------



During the six months ended Feb. 28, 2002, the Fund's custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:




FUND                                                                  REDUCTION

--------------------------------------------------------------------------------


AXP VP - Blue Chip Advantage Fund                                      $2,792

AXP VP - Bond Fund                                                      1,743

AXP VP - Capital Resource Fund                                          1,477

AXP VP - Cash Management Fund                                           3,056

AXP VP - Diversified Equity Income Fund                                 3,710

AXP VP - Emerging Markets Fund                                          1,810

AXP VP - Equity Select Fund                                             2,784

AXP VP - Extra Income Fund                                              1,319

AXP VP - Federal Income Fund                                            1,031

AXP VP - Global Bond Fund                                               2,188

AXP VP - Growth Fund                                                    2,905

AXP VP - International Fund                                             1,928

AXP VP - Managed Fund                                                   1,942

AXP VP - New Dimensions Fund                                            1,399

AXP VP - S&P 500 Index Fund                                             6,776

AXP VP - Small Cap Advantage Fund                                       4,632

AXP VP - Stock Fund                                                     1,755

AXP VP - Strategy Aggressive Fund                                       3,771

--------------------------------------------------------------------------------


3. SECURITIES TRANSACTIONS

For the six months ended Feb. 28, 2002, cost of purchases and proceeds from sales of securities aggregated, respectively, $2,742,635,983 and $2,709,700,000 for AXP VP - Cash Management Fund. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:




FUND                                              PURCHASES         PROCEEDS

--------------------------------------------------------------------------------


AXP VP - Blue Chip Advantage Fund             $    63,394,076  $    55,515,234

AXP VP - Bond Fund                              1,374,064,872    1,215,296,363

AXP VP - Capital Resource Fund                    894,536,812    1,118,212,285

AXP VP - Diversified Equity Income Fund           128,687,218       32,764,587

AXP VP - Emerging Markets Fund                      7,363,924        6,279,966

AXP VP - Equity Select Fund                        27,956,345        6,656,773

AXP VP - Extra Income Fund                        399,524,310      351,501,073

AXP VP - Federal Income Fund                      314,395,487      254,592,493

AXP VP - Global Bond Fund                          40,648,697       38,188,765

AXP VP - Growth Fund                              133,492,001      125,084,544

AXP VP - International Fund                       992,333,119    1,052,387,040

AXP VP - Managed Fund                             999,384,556    1,219,093,350

AXP VP - New Dimensions Fund                      502,112,041      543,657,500

AXP VP - Partners Small Cap Value Fund             18,861,595          978,149

AXP VP - S&P 500 Index Fund                        65,971,398       32,907,442

AXP VP - Small Cap Advantage                       41,142,049       31,278,684

AXP VP - Stock Fund                                 2,499,596        1,262,450

AXP VP - Strategy Aggressive Fund               1,802,809,721    1,827,146,917

--------------------------------------------------------------------------------



Net realized gains and losses on investment sales are determined on an identified cost basis.


Brokerage commissions paid to brokers affiliated with IDS Life for the six months ended Feb. 28, 2002 are as follows:




FUND                                                                AMOUNT PAID

--------------------------------------------------------------------------------


AXP VP - Capital Resource Fund                                       $356,688

AXP VP - Growth Fund                                                    3,534

AXP VP - Managed Fund                                                  90,474

AXP VP - New Dimensions Fund                                           12,489

AXP VP - Small Cap Advantage Fund                                         203

AXP VP - Strategy Aggressive Fund                                      18,777

--------------------------------------------------------------------------------



4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:




                                              SIX MONTHS ENDED FEB. 28, 2002

                                       AXP VP -          AXP VP -         AXP VP -

                                       BLUE CHIP           BOND            CAPITAL

                                       ADVANTAGE           FUND           RESOURCE

                                         FUND                               FUND

-------------------------------------------------------------------------------------


Sold                                     993,690       14,573,627          421,924

Issued for reinvested distributions       30,090        4,865,899          363,680

Redeemed                                (608,182)      (8,039,847)     (13,185,601)

-------------------------------------------------------------------------------------

Net increase (decrease)                  415,598       11,399,679      (12,399,997)

-------------------------------------------------------------------------------------


                                                 YEAR ENDED AUG. 31, 2001

                                       AXP VP -          AXP VP -         AXP VP -

                                       BLUE CHIP           BOND            CAPITAL

                                       ADVANTAGE           FUND           RESOURCE

                                         FUND                               FUND

-------------------------------------------------------------------------------------


Sold                                   4,578,047       20,474,405        3,268,646

Issued for reinvested distributions       62,379        9,473,695       20,207,526

Redeemed                                (830,421)     (19,386,908)     (25,857,643)

-------------------------------------------------------------------------------------

Net increase (decrease)                3,810,005       10,561,192       (2,381,471)

-------------------------------------------------------------------------------------





                                                 SIX MONTHS ENDED FEB. 28, 2002

                                           AXP VP -          AXP VP -         AXP VP -

                                             CASH           DIVERSIFIED       EMERGING

                                          MANAGEMENT       EQUITY INCOME       MARKETS

                                             FUND              FUND             FUND

-----------------------------------------------------------------------------------------


Sold                                     518,943,130       14,405,477          146,400

Issued for reinvested distributions       13,100,128           82,166              147

Redeemed                                (496,728,482)      (4,408,414)         (50,184)

-----------------------------------------------------------------------------------------

Net increase (decrease)                   35,314,776       10,079,229           96,363

-----------------------------------------------------------------------------------------


                                                     YEAR ENDED AUG. 31, 2001

                                           AXP VP -          AXP VP -         AXP VP -

                                             CASH           DIVERSIFIED       EMERGING

                                          MANAGEMENT       EQUITY INCOME       MARKETS

                                             FUND              FUND             FUND

-----------------------------------------------------------------------------------------


Sold                                   1,141,853,439        8,994,259          850,549

Issued for reinvested distributions       43,992,712           33,297               --

Redeemed                                (904,948,475)        (949,778)        (580,015)

-----------------------------------------------------------------------------------------

Net increase (decrease)                  280,897,676        8,077,778          270,534

-----------------------------------------------------------------------------------------


                                                  SIX MONTHS ENDED FEB. 28, 2002

                                           AXP VP -          AXP VP -         AXP VP -

                                            EQUITY             EXTRA           FEDERAL

                                            SELECT            INCOME           INCOME

                                             FUND              FUND             FUND

-----------------------------------------------------------------------------------------


Sold                                       3,637,961       11,788,097        6,225,510

Issued for reinvested distributions               --        4,794,512          221,250

Redeemed                                  (1,384,337)      (9,777,775)      (1,023,963)

-----------------------------------------------------------------------------------------

Net increase (decrease)                    2,253,624        6,804,834        5,422,797

-----------------------------------------------------------------------------------------


                                                     YEAR ENDED AUG. 31, 2001

                                           AXP VP -          AXP VP -         AXP VP -

                                            EQUITY             EXTRA           FEDERAL

                                            SELECT            INCOME           INCOME

                                             FUND(a)           FUND             FUND

-----------------------------------------------------------------------------------------


Sold                                       1,359,718       17,537,045        8,067,542

Issued for reinvested distributions               --        8,950,281          284,959

Redeemed                                    (136,198)     (14,013,580)      (1,781,550)

-----------------------------------------------------------------------------------------

Net increase (decrease)                    1,223,520       12,473,746        6,570,951

-----------------------------------------------------------------------------------------


                                                  SIX MONTHS ENDED FEB. 28, 2002

                                           AXP VP -          AXP VP -         AXP VP -

                                            GLOBAL            GROWTH        INTERNATIONAL

                                             BOND              FUND             FUND

                                             FUND

-----------------------------------------------------------------------------------------


Sold                                       1,297,084        3,455,819       16,712,782

Issued for reinvested distributions          502,825               --        1,129,204

Redeemed                                  (1,091,345)      (1,495,278)     (32,568,142)

-----------------------------------------------------------------------------------------

Net increase (decrease)                      708,564        1,960,541      (14,726,156)

-----------------------------------------------------------------------------------------


                                                     YEAR ENDED AUG. 31, 2001

                                           AXP VP -          AXP VP -         AXP VP -

                                            GLOBAL            GROWTH        INTERNATIONAL

                                             BOND              FUND             FUND

                                             FUND

-----------------------------------------------------------------------------------------


Sold                                       3,494,915       13,821,210       21,489,411

Issued for reinvested distributions          481,363               --       37,293,869

Redeemed                                  (3,338,032)        (982,335)     (43,403,263)

-----------------------------------------------------------------------------------------

Net increase (decrease)                      638,246       12,838,875       15,380,017

-----------------------------------------------------------------------------------------




                                                 SIX MONTHS ENDED FEB. 28, 2002

                                           AXP VP -          AXP VP -         AXP VP -

                                            MANAGED             NEW           PARTNERS

                                             FUND           DIMENSIONS        SMALL CAP

                                                               FUND             VALUE

                                                                                FUND

-----------------------------------------------------------------------------------------


Sold                                         795,075        8,817,308        2,281,754

Issued for reinvested distributions        2,648,783          377,680               --

Redeemed                                 (18,572,537)     (10,361,870)         (42,890)

-----------------------------------------------------------------------------------------

Net increase (decrease)                  (15,128,679)      (1,166,882)       2,238,864

-----------------------------------------------------------------------------------------


                                                     YEAR ENDED AUG. 31, 2001

                                           AXP VP -          AXP VP -         AXP VP -

                                            MANAGED             NEW           PARTNERS

                                             FUND           DIMENSIONS        SMALL CAP

                                                               FUND             VALUE

                                                                                FUND(c)

-----------------------------------------------------------------------------------------


Sold                                       6,592,195       26,193,556           86,421

Issued for reinvested distributions       23,648,244       18,720,715               --

Redeemed                                 (35,481,482)     (15,847,022)              --

-----------------------------------------------------------------------------------------

Net increase (decrease)                   (5,241,043)      29,067,249           86,421

-----------------------------------------------------------------------------------------


                                                  SIX MONTHS ENDED FEB. 28, 2002

                                           AXP VP -          AXP VP -         AXP VP -

                                            S&P 500          SMALL CAP          STOCK

                                             INDEX           ADVANTAGE          FUND

                                             FUND              FUND

-----------------------------------------------------------------------------------------


Sold                                       4,557,780        1,130,682          173,351

Issued for reinvested distributions           41,779               --              802

Redeemed                                    (236,891)        (194,019)         (12,186)

-----------------------------------------------------------------------------------------

Net increase (decrease)                    4,362,668          936,663          161,967

-----------------------------------------------------------------------------------------


                                                     YEAR ENDED AUG. 31, 2001

                                           AXP VP -          AXP VP -         AXP VP -

                                            S&P 500          SMALL CAP          STOCK

                                             INDEX           ADVANTAGE          FUND(b)

                                             FUND              FUND

-----------------------------------------------------------------------------------------


Sold                                       6,410,898        2,768,854            8,365

Issued for reinvested distributions           32,745          106,893               --

Redeemed                                  (1,220,691)        (489,806)              --

-----------------------------------------------------------------------------------------

Net increase (decrease)                    5,222,952        2,385,941            8,365

-----------------------------------------------------------------------------------------


                                                                SIX MONTHS ENDED FEB. 28, 2002

                                                                            AXP VP -

                                                                            STRATEGY

                                                                           AGGRESSIVE

                                                                              FUND

-----------------------------------------------------------------------------------------


Sold                                                                      5,690,480

Issued for reinvested distributions                                         341,129

Redeemed                                                                (21,940,532)

-----------------------------------------------------------------------------------------

Net increase (decrease)                                                 (15,908,923)

-----------------------------------------------------------------------------------------


                                                                    YEAR ENDED AUG. 31, 2001

                                                                            AXP VP -

                                                                            STRATEGY

                                                                           AGGRESSIVE

                                                                              FUND

-----------------------------------------------------------------------------------------


Sold                                                                     17,266,687

Issued for reinvested distributions                                      83,425,555

Redeemed                                                                (32,672,270)

-----------------------------------------------------------------------------------------

Net increase (decrease)                                                  68,019,972

-----------------------------------------------------------------------------------------



(a) For the period from May 1, 2001 (date the Fund became available) to

    Aug. 31, 2001.

(b) For the period from Aug. 13, 2001 (date the Fund became available) to

    Aug. 31, 2001.

(c) For the period from Aug. 14, 2001 (date the Fund became available) to

    Aug. 31, 2001.

5. FOREIGN CURRENCY CONTRACTS

As of Feb. 28, 2002, AXP VP - Bond Fund and AXP VP - Global Bond Fund had

entered into foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:


AXP VP - BOND FUND




EXCHANGE DATE                        CURRENCY TO        CURRENCY TO         UNREALIZED         UNREALIZED

                                    BE DELIVERED        BE RECEIVED        APPRECIATION       DEPRECIATION

-------------------------------------------------------------------------------------------------------------


March 26, 2002                         5,525,000          4,839,900          $  65,270             $--

                          European Monetary Unit        U.S. Dollar

March 26, 2002                         9,050,000          7,918,524             97,636              --

                          European Monetary Unit        U.S. Dollar

----------------------------------------------------------------------------------------------------------

                                                                              $162,906             $--

----------------------------------------------------------------------------------------------------------



AXP VP - GLOBAL BOND FUND




EXCHANGE DATE                        CURRENCY TO        CURRENCY TO         UNREALIZED         UNREALIZED

                                    BE DELIVERED        BE RECEIVED        APPRECIATION       DEPRECIATION

-------------------------------------------------------------------------------------------------------------


March 8, 2002                          6,361,514        850,000,000           $     --           $8,598

                                     U.S. Dollar       Japanese Yen

March 22, 2002                         3,050,000          1,576,850              4,362               --

                               Australian Dollar        U.S. Dollar

March 22, 2002                         9,320,000          8,108,400             52,803               --

                          European Monetary Unit        U.S. Dollar

March 22, 2002                         2,265,000            951,300                775               --

                              New Zealand Dollar        U.S. Dollar

----------------------------------------------------------------------------------------------------------

                                                                               $57,940           $8,598

----------------------------------------------------------------------------------------------------------



6. LENDING OF PORTFOLIO SECURITIES

Presented below is information regarding securities on loan as of Feb. 28, 2002.




                                                    AXP VP -         AXP VP -          AXP VP -         AXP VP -

                                                      BOND       CAPITAL RESOURCE DIVERSIFIED EQUITY  INTERNATIONAL

                                                      FUND             FUND           INCOME FUND         FUND

-------------------------------------------------------------------------------------------------------------------


Value of securities on loan to brokers             $1,047,410       $8,937,500       $1,848,000       $8,017,660

-------------------------------------------------------------------------------------------------------------------

Collateral received for securities loaned:

Cash                                               $1,088,500       $9,350,000       $1,900,000       $8,058,750

U.S. government securities, at value                       --               --               --               --

-------------------------------------------------------------------------------------------------------------------

Total collateral received for securities loaned    $1,088,500       $9,350,000       $1,900,000       $8,058,750

-------------------------------------------------------------------------------------------------------------------


                                                                     AXP VP -          AXP VP -         AXP VP -

                                                                      MANAGED       NEW DIMENSIONS      STRATEGY

                                                                       FUND              FUND          AGGRESSIVE

                                                                                                          FUND

-------------------------------------------------------------------------------------------------------------------


Value of securities on loan to brokers                             $42,866,445      $17,913,500      $66,721,720

-------------------------------------------------------------------------------------------------------------------

Collateral received for securities loaned:

Cash                                                               $44,205,700      $19,050,000      $71,825,500

U.S. government securities, at value                                        --               --               --

-------------------------------------------------------------------------------------------------------------------

Total collateral received for securities loaned                    $44,205,700      $19,050,000      $71,825,500

-------------------------------------------------------------------------------------------------------------------



Income from securities lending amounted to $9,546, $2,812, $305, $367, $174,055,

$140,910, $2,514 and $44,290 for AXP VP - Bond Fund, AXP VP - Capital Resource

Fund, AXP VP - Diversified Equity Income Fund, AXP VP - Global Bond Fund, AXP VP

- International Fund, AXP VP - Managed Fund, AXP VP - New Dimensions Fund and

AXP VP - Strategy Aggressive Fund, respectively, for the six months ended Feb.

28, 2002.


The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. FUTURES CONTRACTS

As of Feb. 28, 2002, AXP VP - Blue Chip Advantage Fund's investments in securities included securities valued at $1,634,590 that were pledged as collateral to cover initial margin deposits on 31 open purchase stock index futures contracts. The market value of the open purchase contracts as of Feb.

28, 2002 was $1,715,695 with a net unrealized loss of $8,616. See "Summary of significant accounting policies."


As of Feb. 28, 2002, AXP VP - Federal Income Fund's investments in securities included securities valued at $354,211 that were pledged as collateral to cover initial margin deposits on 272 open sale interest rate futures contracts. The market value of the open sale contracts as of Feb. 28, 2002 was $28,823,531 with a net unrealized loss of $67,158. See "Summary of significant accounting policies."


8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by AXP VP -

Extra Income Fund during the six months ended Feb. 28, 2002 are as follows:




                                                               CALLS

--------------------------------------------------------------------------------

                                                      CONTRACTS      PREMIUMS

--------------------------------------------------------------------------------


Balance Aug. 31, 2001                                     --         $     --

Opened                                                   154           29,554

Closed                                                    --               --

Exercised                                                 --               --

Expired                                                   --               --

--------------------------------------------------------------------------------

Balance Feb. 28, 2002                                    154          $29,554

--------------------------------------------------------------------------------



See "Summary of significant accounting policies."


Contracts and premiums associated with options contracts written by AXP VP -

Federal Income Fund during the six months ended Feb. 28, 2002 are as follows:




                                    CALLS                      PUTS

-------------------------------------------------------------------------------

                         CONTRACTS       PREMIUMS     CONTRACTS      PREMIUMS

-------------------------------------------------------------------------------


Balance Aug. 31, 2001         --        $      --        --        $      --

Opened                       110           34,326       145           49,342

Closed                        --               --      (120)         (39,676)

Exercised                     --               --        --               --

Expired                     (110)         (34,326)       --               --

-------------------------------------------------------------------------------

Balance Feb. 28, 2002         --        $      --        25         $  9,666

-------------------------------------------------------------------------------



See "Summary of significant accounting policies."


Contracts and premiums associated with options contracts written by AXP VP -

Managed Fund during the six months ended Feb. 28, 2002 are as follows:




                                                               CALLS

--------------------------------------------------------------------------------

                                                    CONTRACTS       PREMIUMS

--------------------------------------------------------------------------------


Balance Aug. 31, 2001                                 34,750      $ 6,713,103

Opened                                                72,450       13,772,463

Closed                                               (11,708)      (1,854,339)

Exercised                                            (43,231)      (8,336,490)

Expired                                              (49,011)      (9,688,246)

--------------------------------------------------------------------------------

Balance Feb. 28, 2002                                  3,250     $    606,491

-------------------------------------------------------------------------------



See "Summary of significant accounting policies."


Contracts and premiums associated with options contracts written by AXP VP - New

Dimensions Fund during the six months ended Feb. 28, 2002 are as follows:




                                     CALLS                       PUTS

--------------------------------------------------------------------------------

                          CONTRACTS       PREMIUMS      CONTRACTS      PREMIUMS

--------------------------------------------------------------------------------


Balance Aug. 31, 2001          --      $         --          --      $       --

Opened                     11,379        1,477,473       2,500         369,614

Closed                     (3,521)        (450,362)       (600)        (61,698)

Exercised                      --               --          --              --

Expired                    (7,358)        (973,612)     (1,700)       (258,517)

--------------------------------------------------------------------------------

Balance Feb. 28, 2002         500      $    53,499         200       $  49,399

-------------------------------------------------------------------------------



See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP -

Strategy Aggressive Fund during the six months ended Feb. 28, 2002 are as follows:




                                     CALLS                       PUTS

--------------------------------------------------------------------------------

                         CONTRACTS       PREMIUMS      CONTRACTS     PREMIUMS

--------------------------------------------------------------------------------


Balance Aug. 31, 2001         250      $    64,040          --    $         --

Opened                     12,560        2,418,063       9,700       1,305,388

Closed                     (5,950)      (1,269,822)     (1,700)       (309,395)

Exercised                  (1,260)        (470,624)         --              --

Expired                    (2,600)        (566,160)     (5,000)       (525,000)

--------------------------------------------------------------------------------

Balance Feb. 28, 2002       3,000      $   175,497       3,000      $  470,993

--------------------------------------------------------------------------------



See "Summary of significant accounting policies."


9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs were as follows as of

Aug. 31, 2001:




FUND                                            CARRY-OVER      EXPIRATION DATE

--------------------------------------------------------------------------------


AXP VP - Blue Chip Advantage Fund             $  14,103,510        2008-2010

AXP VP - Bond Fund                              117,820,101        2007-2010

AXP VP - Emerging Markets Fund                    1,798,853        2008-2010

AXP VP - Equity Select Fund                          15,572        2009

AXP VP - Extra Income Fund                      157,254,819        2007-2010

AXP VP - Global Bond Fund                         6,990,665        2007-2010

AXP VP - Growth Fund                             49,827,348        2008-2010

AXP VP - International Fund                     517,628,188        2010

AXP VP - New Dimensions Fund                    260,168,215        2010

AXP VP - S&P 500 Index Fund                         542,347        2009-2010

AXP VP - Small Cap Advantage Fund                 1,999,380        2009-2010

AXP VP - Stock Fund                                   6,881        2009

AXP VP - Strategy Aggressive Fund               734,114,311        2009-2010

--------------------------------------------------------------------------------



It is unlikely the board will authorize a distribution of any net realized capital gains for a Fund until its capital loss carry-over has been offset or expires.

10. FINANCIAL HIGHLIGHTS


The tables below show certain important financial information for evaluating each Fund's results.


AXP VP - BLUE CHIP ADVANTAGE FUND




------------------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                                          2002(g)           2001             2000(b)


Net asset value, beginning of period                                                  $8.14           $ 11.62           $ 9.78

------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                            .03               .07              .02

Net gains (losses) (both realized and unrealized)                                      (.23)            (3.47)            1.85

------------------------------------------------------------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS                                                       (.20)            (3.40)            1.87

------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Dividends from net investment income                                                   (.03)             (.08)            (.03)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                        $7.91           $  8.14           $11.62

------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                                 $82               $81              $71

------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(c,d)                                      .77%(f)           .78%             .95%(f)

------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average daily net assets                       .72%(f)           .81%             .34%(f)

------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)                                74%              124%             226%

------------------------------------------------------------------------------------------------------------------------------------

Total return(e)                                                                       (2.43%)          (29.40%)          19.13%

------------------------------------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 15, 1999 (date the Fund became available) to Aug.

     31, 2000.

(c)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 0.96% for the period ended Aug.

     31, 2000.

(e)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Six months ended Feb. 28, 2002 (Unaudited).


AXP VP - BOND FUND



-------------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                     2002(e)           2001             2000              1999             1998


Net asset value, beginning of period              $10.61            $10.29           $10.56            $11.08           $11.99

-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                         .30               .70              .75               .79              .88

Net gains (losses) (both realized and unrealized)   (.08)              .30             (.27)             (.52)            (.68)

-------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                     .22              1.00              .48               .27              .20

-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Dividends from net investment income                (.31)             (.68)            (.75)             (.77)            (.85)

Distributions from realized gains                     --                --               --              (.02)            (.26)

-------------------------------------------------------------------------------------------------------------------------------

Total distributions                                 (.31)             (.68)            (.75)             (.79)           (1.11)

-------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $10.52            $10.61           $10.29            $10.56           $11.08

-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)           $1,731            $1,626           $1,468            $1,750           $1,852

-------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(b)     .81%(d)           .80%             .79%              .68%             .67%

-------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average

 daily net assets                                   5.76%(d)          6.72%            7.30%             7.22%            7.39%

-------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term

 securities)                                          79%              122%              70%               68%              48%

-------------------------------------------------------------------------------------------------------------------------------

Total return(c)                                     2.05%            10.07%            4.69%             2.40%            1.54%

-------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Six months ended Feb. 28, 2002 (Unaudited).

AXP VP - CAPITAL RESOURCE FUND



----------------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                      2002(e)            2001             2000               1999             1998


Net asset value, beginning of period              $20.87           $ 37.21           $34.62            $26.80           $27.97

----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                         .07               .05              .01               .06              .11

Net gains (losses) (both realized and unrealized)   (.31)           (12.96)            6.20             10.28             (.54)

----------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                    (.24)           (12.91)            6.21             10.34             (.43)

----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Dividends from net investment income                (.06)             (.04)            (.01)             (.06)            (.11)

Distributions from realized gains                  (1.57)            (3.39)           (3.61)            (2.46)            (.63)

----------------------------------------------------------------------------------------------------------------------------------

Total distributions                                (1.63)            (3.43)           (3.62)            (2.52)            (.74)

----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $19.00           $ 20.87           $37.21            $34.62           $26.80

----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)           $2,743           $ 3,270           $5,920            $5,621           $4,453

----------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(b)     .80%(d)           .78%             .77%              .66%             .66%

----------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average

 daily net assets                                    .63%(d)           .13%            (.02%)             .17%             .34%

----------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term

 securities)                                          31%               62%              52%               56%              68%

----------------------------------------------------------------------------------------------------------------------------------

Total return(c)                                    (1.14%)          (36.48%)          19.26%            40.12%           (1.67%)

----------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Six months ended Feb. 28, 2002 (Unaudited).


AXP VP - CASH MANAGEMENT FUND



----------------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                        2002(e)           2001             2000              1999             1998


Net asset value, beginning of period               $ 1.00            $ 1.00            $1.00             $1.00            $1.00

----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                          .01               .05              .05               .05              .05

----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Dividends from net investment income                 (.01)             (.05)            (.05)             (.05)            (.05)

----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                     $ 1.00            $ 1.00            $1.00             $1.00            $1.00

----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)            $1,099            $1,063            $ 783             $ 690            $ 428

----------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(b)      .69%(d)           .68%             .68%              .56%             .57%

----------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average

 daily net assets                                    2.04%(d)          4.76%            5.38%             4.60%            5.13%

----------------------------------------------------------------------------------------------------------------------------------

Total return(c)                                      1.01%             4.94%            5.52%             4.72%            5.25%

----------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Six months ended Feb. 28, 2002 (Unaudited).

AXP VP - DIVERSIFIED EQUITY INCOME FUND



-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                                         2002(g)            2001             2000(b)


Net asset value, beginning of period                                                 $10.20            $10.05           $ 9.76

-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                            .06               .11              .10

Net gains (losses) (both realized and unrealized)                                      (.21)              .15              .30

-----------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                                                       (.15)              .26              .40

-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Dividends from net investment income                                                   (.06)             (.11)            (.11)

Distributions from realized gains                                                      (.04)               --               --

-----------------------------------------------------------------------------------------------------------------------------------

Total distributions                                                                    (.10)             (.11)            (.11)

-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                       $ 9.95            $10.20           $10.05

-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                              $  203            $  106           $   23

-----------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(c,d)                                      .93%(f)           .91%             .95%(f)

-----------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average daily net assets                      1.48%(f)          1.49%            1.42%(f)

-----------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)                                22%               68%              53%

-----------------------------------------------------------------------------------------------------------------------------------

Total return(e)                                                                       (1.54%)            2.56%            4.21%

-----------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 15, 1999 (date the Fund became available) to Aug.

     31, 2000.

(c)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.17% and 1.49% for the periods ended 2001 and 2000, respectively.

(e)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Six months ended Feb. 28, 2002 (Unaudited).


AXP VP - EMERGING MARKETS FUND



------------------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                                        2002(g)           2001             2000(b)


Net asset value, beginning of period                                                 $ 6.68           $  9.61           $10.23

------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                             --               .01             (.01)

Net gains (losses) (both realized and unrealized)                                      1.18             (2.94)            (.60)

------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                                                       1.18             (2.93)            (.61)

------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Tax return of capital                                                                    --                --             (.01)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                       $ 7.86           $  6.68           $ 9.61

------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                              $    7           $     6           $    6

------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(c,d)                                     1.64%(f)          1.75%            1.69%(f)

------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average daily net assets                      (.01%)(f)          .20%            (.36%)(f)

------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)                                96%              203%              37%

------------------------------------------------------------------------------------------------------------------------------------

Total return(e)                                                                       17.67%           (30.49%)          (6.03%)

------------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from May 1, 2000 (date the Fund became available) to Aug.

     31, 2000.

(c)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 2.29%, 3.49% and 2.42% for the periods ended 2002, 2001 and 2000, respectively.

(e)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Six months ended Feb. 28, 2002 (Unaudited).

AXP VP - EQUITY SELECT FUND



-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                                                          2002(g)          2001(b)


Net asset value, beginning of period                                                                    $9.57           $10.27

-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                                             (.02)            (.01)

Net gains (losses) (both realized and unrealized)                                                         .26             (.69)

-----------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                                                                          .24             (.70)

-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                                          $9.81           $ 9.57

-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data

Net assets, end of period (in millions)                                                                 $  36           $   14

-----------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(c,d)                                                       1.10%(f)         1.10%(f)

-----------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average daily net assets                                        (.72%)(f)        (.45%)(f)

-----------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)                                                  29%              19%

-----------------------------------------------------------------------------------------------------------------------------------

Total return(e)                                                                                          2.51%           (6.82%)

-----------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from May 1, 2001 (date the Fund became available) to Aug.

     31, 2001.

(c)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.58% and 2.99% for the periods ended 2002 and 2001, respectively. (e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Six months ended Feb. 28, 2002 (Unaudited).


AXP VP - EXTRA INCOME FUND



----------------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                      2002(e)             2001             2000              1999             1998


Net asset value, beginning of period              $ 6.83            $ 7.76           $ 8.75            $ 9.54           $10.39

----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                         .34               .79              .85               .92              .95

Net gains (losses) (both realized and unrealized)   (.48)             (.95)            (.99)             (.69)            (.80)

----------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                    (.14)             (.16)            (.14)              .23              .15

----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Dividends from net investment income                (.35)             (.77)            (.85)             (.92)            (.95)

Distributions from realized gains                     --                --               --              (.10)            (.05)

----------------------------------------------------------------------------------------------------------------------------------

Total distributions                                 (.35)             (.77)            (.85)            (1.02)           (1.00)

----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $ 6.34            $ 6.83           $ 7.76            $ 8.75           $ 9.54

----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $608            $  609           $  595            $  638           $  564

----------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(b)     .84%(d)           .82%             .82%              .70%             .69%

----------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average

 daily net assets                                  10.55%(d)         11.04%           10.35%            10.17%            9.21%

----------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term

 securities)                                          63%               86%              63%               50%              66%

----------------------------------------------------------------------------------------------------------------------------------

Total return(c)                                    (2.17%)           (1.89%)          (1.59%)            2.61%            1.03%

----------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Six months ended Feb. 28, 2002 (Unaudited).

AXP VP - FEDERAL INCOME FUND



------------------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                                        2002(g)           2001             2000(b)


Net asset value, beginning of period                                                 $10.34            $ 9.95           $10.02

------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                            .17               .52              .51

Net gains (losses) (both realized and unrealized)                                       .07               .39             (.06)

------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                                                        .24               .91              .45

------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Dividends from net investment income                                                   (.17)             (.52)            (.52)

Distributions from realized gains                                                      (.02)               --               --

------------------------------------------------------------------------------------------------------------------------------------

Total distributions                                                                    (.19)             (.52)            (.52)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                       $10.39            $10.34           $ 9.95

------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                                $163              $106              $37

------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(c,d)                                      .83%(f)           .84%             .87%(f)

------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average daily net assets                      3.31%(f)          4.94%            5.49%(f)

------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)                               198%               95%              67%

------------------------------------------------------------------------------------------------------------------------------------

Total return(e)                                                                        2.19%             9.29%            4.64%

------------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 15, 1999 (date the Fund became available) to Aug.

     31, 2000.

(c)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.87% and 0.89% for the periods ended 2001 and 2000, respectively.

(e)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Six months ended Feb. 28, 2002 (Unaudited).


AXP VP - GLOBAL BOND FUND



-------------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                      2002(e)             2001             2000             1999             1998


Net asset value, beginning of period              $ 9.76            $ 9.34           $ 9.84            $10.09           $10.32

-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                         .20               .43              .32               .55              .60

Net gains (losses) (both realized and unrealized)   (.30)              .23             (.51)             (.29)            (.21)

-------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                    (.10)              .66             (.19)              .26              .39

-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Dividends from net investment income                (.24)             (.24)            (.31)             (.51)            (.58)

Distributions from realized gains                     --                --               --                --             (.04)

-------------------------------------------------------------------------------------------------------------------------------

Total distributions                                 (.24)             (.24)            (.31)             (.51)            (.62)

-------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $ 9.42            $ 9.76           $ 9.34            $ 9.84           $10.09

-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $191              $191            $ 177            $  197           $  183

-------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(b)    1.07%(d)          1.07%            1.07%              .96%             .95%

-------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average

 daily net assets                                   4.18%(d)         4.54%             4.81%             5.36%            5.81%

-------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term

 securities)                                          21%               34%              50%               56%              14%

-------------------------------------------------------------------------------------------------------------------------------

Total return(c)                                    (1.07%)            7.14%           (1.90%)            2.50%            3.82%

-------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Six months ended Feb. 28, 2002 (Unaudited).

AXP VP - GROWTH FUND




------------------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                                          2002(g)           2001             2000(b)


Net asset value, beginning of period                                                  $6.48           $ 13.46           $ 9.72

------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                             --              (.01)              --

Net gains (losses) (both realized and unrealized)                                      (.48)            (6.97)            3.75

------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                                                       (.48)            (6.98)            3.75

------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Tax return of capital                                                                    --                --             (.01)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                        $6.00           $  6.48           $13.46

------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                               $ 176           $   177           $  195

------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(c,d)                                      .78%(f)           .90%             .95%(f)

------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average daily net assets                      (.12%)(f)         (.19%)           (.09%)(f)

------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)                                75%               41%              17%

------------------------------------------------------------------------------------------------------------------------------------

Total return(e)                                                                       (7.38%)          (51.87%)          38.59%

------------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 15, 1999 (date the Fund became available) to Aug.

     31, 2000.

(c)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.91% and 0.97% for the periods ended 2001 and 2000, respectively.

(e)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Six months ended Feb. 28, 2001 (Unaudited).



AXP VP - INTERNATIONAL FUND



------------------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                        2002(e)          2001         2000         1999          1998


Net asset value, beginning of period                                $ 8.39         $ 16.98       $17.26       $14.25       $ 14.09

------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                            --             .03          .06          .12           .14

Net gains (losses) (both realized and unrealized)                     (.62)          (5.57)        2.50         3.04           .42

------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                                      (.62)          (5.54)        2.56         3.16           .56

------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Dividends from net investment income                                  (.03)           (.03)        (.01)        (.07)         (.15)

Distributions from realized gains                                     (.02)          (2.97)       (2.83)        (.08)         (.19)

Excess distributions from net investment income                         --            (.05)          --           --            --

Excess distributions from realized gains                                --              --           --           --          (.06)

------------------------------------------------------------------------------------------------------------------------------------

Total distributions                                                   (.05)          (3.05)       (2.84)        (.15)         (.40)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                      $ 7.72         $  8.39       $16.98       $17.26        $ 14.25

------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $1,091         $ 1,310       $2,389       $2,221        $2,023

------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(b)                      1.06%(d)        1.04%        1.02%         .94%          .94%

------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average daily net assets     (.09%)(d)        .31%         .27%         .70%          .94%

------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)               89%            278%         118%         102%           86%

------------------------------------------------------------------------------------------------------------------------------------

Total return(c)                                                      (7.59%)        (36.90%)      14.74%       22.18%         4.09%

------------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Six months ended Feb. 28, 2002 (Unaudited).

AXP VP - MANAGED FUND



------------------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                         2002(e)         2001          2000          1999        1998


Net asset value, beginning of period                                 $15.30        $ 20.81        $18.84        $17.25      $18.87

------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                            .16            .44           .47           .50         .49

Net gains (losses) (both realized and unrealized)                      (.56)         (4.32)         2.85          3.29        (.12)

------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                                      (0.40)         (3.88)         3.32          3.79         .37

------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Dividends from net investment income                                   (.16)          (.39)         (.48)         (.49)       (.48)

Distributions from realized gains                                     (1.09)         (1.24)         (.87)        (1.71)      (1.50)

Excess distributions from net investment income                          --             --            --            --        (.01)

------------------------------------------------------------------------------------------------------------------------------------

Total distributions                                                   (1.25)         (1.63)        (1.35)        (2.20)      (1.99)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                       $13.65        $ 15.30        $20.81        $18.84      $17.25

------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                              $3,148        $ 3,759        $5,223        $5,046      $4,413

------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(b)                        .77%(d)        .76%          .75%          .63%        .64%

------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average daily net assets      2.13%(d)       2.46%         2.37%         2.62%       2.56%

------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)                29%            63%           49%           44%         50%

------------------------------------------------------------------------------------------------------------------------------------

Total return(c)                                                       (2.61%)       (19.37%)       18.42%        22.98%       1.74%

------------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Six months ended Feb. 28, 2002 (Unaudited).


AXP VP - NEW DIMENSIONS FUND



------------------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                         2002(e)          2001         2000          1999          1998


Net asset value, beginning of period                                 $15.49         $ 25.03       $18.87        $13.29       $12.95

------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                            .04             .02          .03           .06          .08

Net gains (losses) (both realized and unrealized)                      (.16)          (8.01)        6.34          5.60          .34

------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                                       (.12)          (7.99)        6.37          5.66          .42

------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Dividends from net investment income                                   (.04)           (.02)        (.04)         (.06)        (.08)

Distributions from realized gains                                      (.01)          (1.53)        (.17)         (.02)          --

------------------------------------------------------------------------------------------------------------------------------------

Total distributions                                                    (.05)          (1.55)        (.21)         (.08)        (.08)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                       $15.32         $ 15.49       $25.03        $18.87       $13.29

------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                              $3,832         $ 3,892       $5,564        $3,538       $1,960

------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(b)                        .80%(d)         .79%         .78%          .68%         .69%

------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average daily net assets       .50%(d)         .12%         .15%          .34%         .59%

------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)                13%             27%          28%           27%          34%

------------------------------------------------------------------------------------------------------------------------------------

Total return(c)                                                        (.74%)        (33.05%)      34.01%        42.61%        3.19%

------------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.

(c)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Six months ended Feb. 28, 2002 (Unaudited).

AXP VP - PARTNERS SMALL CAP VALUE FUND



---------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                                   2002(g)          2001(b)


Net asset value, beginning of period                                          $  9.84           $10.01

---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                     (.01)            (.01)

Net gains (losses) (both realized and unrealized)                                 .90             (.16)

---------------------------------------------------------------------------------------------------------

Total from investment operations                                                  .89             (.17)

---------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                 $10.73           $ 9.84

---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                           $29               $5

---------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(c,d)                               1.45%(f)         1.50%(f)

---------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average daily net assets                (.36%)(f)       (1.15%)(f)

---------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)                           8%               0%

---------------------------------------------------------------------------------------------------------

Total return(e)                                                                  9.06%           (1.77%)

---------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Aug. 14, 2001 (date the Fund became available) to Aug.

     31, 2001.

(c)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.63% and 6.86% for the periods ended 2002 and 2001, respectively.

(e)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Six months ended Feb. 28, 2002 (Unaudited).


AXP VP - S&P 500 INDEX FUND



-----------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                             2002(g)           2001             2000(b)


Net asset value, beginning of period                                    $ 7.71           $ 10.38           $10.06

-----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                               .03               .06              .02

Net gains (losses) (both realized and unrealized)                         (.17)            (2.65)             .33

-----------------------------------------------------------------------------------------------------------------------

Total from investment operations                                          (.14)            (2.59)             .35

-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Dividends from net investment income                                      (.03)             (.06)            (.03)

Distributions from realized gains                                           --              (.02)              --

-----------------------------------------------------------------------------------------------------------------------

Total distributions                                                       (.03)             (.08)            (.03)

-----------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                          $ 7.54           $  7.71           $10.38

-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                    $87               $56              $21

-----------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(c,d)                         .49%(f)           .49%             .48%(f)

-----------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average daily net assets          .98%(f)           .85%             .72%(f)

-----------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)                   47%              137%              44%

-----------------------------------------------------------------------------------------------------------------------

Total return(e)                                                          (1.87%)          (24.96%)           3.49%

-----------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from May 1, 2000 (date the Fund became available) to Aug.

     31, 2000.

(c)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.84%, 1.31% and 1.57% for the periods ended 2002, 2001 and 2000, respectively.

(e)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Six months ended Feb. 28, 2002 (Unaudited).

AXP VP - SMALL CAP ADVANTAGE FUND



-------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                               2002(g)            2001            2000(b)


Net asset value, beginning of period                                       $10.13            $12.58           $ 9.90

-------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                 (.01)             (.01)            (.02)

Net gains (losses) (both realized and unrealized)                            (.03)            (2.09)            2.78

-------------------------------------------------------------------------------------------------------------------------

Total from investment operations                                             (.04)            (2.10)            2.76

-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Distributions from realized gains                                              --              (.35)            (.08)

-------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                             $10.09            $10.13           $12.58

-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                    $   58            $   49              $31

-------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(c,d)                           1.08%(f)          1.16%            1.19%(f)

-------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average daily net assets            (.17%)(f)         (.08%)           (.24%)(f)

-------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)                      62%              152%             169%

-------------------------------------------------------------------------------------------------------------------------

Total return(e)                                                              (.42%)          (16.68%)          28.19%

-------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Sept. 15, 1999 (date the Fund became available) to Aug.

     31, 2000.

(c)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.26% and 1.43% for the periods ended 2001 and 2000, respectively.

(e)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Six months ended Feb. 28, 2002 (Unaudited).


AXP VP - STOCK FUND



-------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                                         2002(g)          2001(b)


Net asset value, beginning of period                                                $ 9.52           $ 9.82

-------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                           .02              .01

Net gains (losses) (both realized and unrealized)                                     (.17)            (.30)

-------------------------------------------------------------------------------------------------------------------

Total from investment operations                                                      (.15)            (.29)

-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Dividends from net investment income                                                  (.03)            (.01)

-------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                      $ 9.34           $ 9.52

-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                             $    3           $    2

-------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(c,d)                                    1.08%(f)         1.10%(f)

-------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average daily net assets                      .70%(f)          .90%(f)

-------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)                               56%               4%

-------------------------------------------------------------------------------------------------------------------

Total return(e)                                                                      (1.50%)          (2.97%)

-------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  For the period from Aug. 13, 2001 (date the Fund became available) to Aug.

     31, 2001.

(c)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 2.97% and 11.36% for the periods ended 2002 and 2001, respectively.

(e)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Six months ended Feb. 28, 2002 (Unaudited).

AXP VP - STRATEGY AGGRESSIVE FUND



------------------------------------------------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                        2002(e)          2001         2000         1999          1998


Net asset value, beginning of period                               $  8.29         $ 27.82       $16.46       $13.10       $ 17.17

------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                          (.02)            .01          .01          .05           .01

Net gains (losses) (both realized and unrealized)                     (.92)         (13.01)       13.17         4.36         (2.57)

------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                                      (.94)         (13.00)       13.18         4.41         (2.56)

------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:

Dividends from net investment income                                    --            (.02)          --         (.05)         (.01)

Distributions from realized gains                                       --           (6.51)       (1.82)       (1.00)        (1.49)

Excess distributions from realized gains                                --              --           --           --          (.01)

------------------------------------------------------------------------------------------------------------------------------------

Total distributions                                                     --           (6.53)       (1.82)       (1.05)        (1.51)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                     $  7.35         $  8.29       $27.82       $16.46       $ 13.10

------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                            $ 1,491         $ 1,815       $4,197       $2,327       $ 1,976

------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(b)                       .81%(d)         .78%         .77%         .67%          .66%

------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average daily net assets     (.42%)(d)        .10%         .04%         .31%          .08%

------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)              115%            166%         143%         207%          176%

------------------------------------------------------------------------------------------------------------------------------------

Total return(c)                                                     (11.36%)        (53.61%)      84.97%       35.27%       (16.40%)

------------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(b)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Six months ended Feb. 28, 2002 (Unaudited).

INVESTMENTS IN SECURITIES

AXP VP - BLUE CHIP ADVANTAGE FUND

FEB. 28, 2002 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)




COMMON STOCKS (97.8%)


ISSUER                                          SHARES                  VALUE(a)


AEROSPACE & DEFENSE (2.4%)

Boeing                                           8,700                 $399,852

L-3 Communications Holdings                        800(b)                87,880

Lockheed Martin                                 10,300                  581,023

Northrop Grumman                                 4,300                  460,272

United Technologies                              5,600(d)               408,520

                                                                     ----------

Total                                                                 1,937,547

--------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (0.6%)

General Motors                                   3,600                  190,080

Johnson Controls                                 3,500                  310,660

                                                                     ----------

Total                                                                   500,740

--------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (6.4%)

Bank of America                                 15,425                  986,428

Bank One                                        10,200                  365,568

Fifth Third Bancorp                              3,100                  197,656

FleetBoston Financial                            9,236                  308,298

Golden State Bancorp                             9,500                  289,560

Golden West Financial                            6,400                  408,000

GreenPoint Financial                             7,600                  334,400

J.P. Morgan Chase                                4,400                  128,700

U.S. Bancorp                                    20,249                  422,192

Wachovia                                        18,900                  628,047

Washington Mutual                               17,600                  572,528

Wells Fargo                                     13,000                  609,700

                                                                     ----------

Total                                                                 5,251,077

--------------------------------------------------------------------------------

BEVERAGES & TOBACCO (4.1%)

Anheuser-Busch                                   7,750                  394,088

Coca-Cola                                       13,750                  651,613

Coca-Cola Enterprises                            7,900                  137,697

Pepsi Bottling Group                             9,800                  243,530

PepsiCo                                         14,500                  732,250

Philip Morris                                   22,900                1,205,913

                                                                     ----------

Total                                                                 3,365,091

--------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (1.0%)

Georgia-Pacific                                 17,300                  443,745

Lennar                                           6,300                  347,823

                                                                     ----------

Total                                                                   791,568

--------------------------------------------------------------------------------

CHEMICALS (0.8%)

du Pont (EI) de Nemours                          3,900                  182,676

Praxair                                          5,100                  295,290

Republic Services                               11,800(b)               211,810

                                                                     ----------

Total                                                                   689,776

--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (1.4%)

AT&T Wireless Services                          19,900(b)               200,791

Verizon Communications                          19,450                  910,260

                                                                     ----------

Total                                                                 1,111,051

--------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (12.6%)

Automatic Data Processing                        8,200                  432,222

Cisco Systems                                   64,760(b)               924,125

Compaq Computer                                 15,500                  157,170

Computer Associates Intl                        15,100                  245,828

Dell Computer                                   24,000(b)               592,560

Electronic Data Systems                          6,700                  395,501

EMC                                             23,800(b)               259,420

First Data                                       8,000                  652,160

Fiserv                                           5,200(b)               222,248

Hewlett-Packard                                 27,500                  553,300

Intl Business Machines                          14,300                1,403,116

Microsoft                                       42,300(b)             2,467,782

Network Associates                               8,300(b)               196,876

NVIDIA                                           5,500(b)               280,555

Oracle                                          41,900(b)               696,378

Pitney Bowes                                     6,700                  279,524

SABRE Holdings Cl A                              2,900(b)               127,629

Storage Technology                               7,600(b)               145,920

Tech Data                                        7,500(b)               343,500

                                                                     ----------

Total                                                                10,375,814

--------------------------------------------------------------------------------

ELECTRONICS (3.3%)

Analog Devices                                   3,400(b)               126,514

Applied Materials                                2,800(b)               121,716

Intel                                           51,360                1,467,869

KLA-Tencor                                       5,100(b)               295,341

LSI Logic                                       18,300(b)               274,317

Tektronix                                        3,600(b)                86,076

Texas Instruments                               10,700                  314,045

                                                                     ----------

Total                                                                 2,685,878

--------------------------------------------------------------------------------

ENERGY (5.9%)

Anadarko Petroleum                               2,200                  114,620

Apache                                           1,320                   69,630

Burlington Resources                             1,500                   56,370

ChevronTexaco                                    8,390                  708,452

Conoco                                           5,300                  146,598

Devon Energy                                     1,700                   74,256

Exxon Mobil                                     53,698                2,217,727

FirstEnergy                                      2,900                  106,140

Kerr-McGee                                       1,000                   55,290

Marathon Oil                                     2,800                   77,000

Occidental Petroleum                             3,300                   88,572

Phillips Petroleum                               3,100                  183,241

Royal Dutch Petroleum ADR                       16,700(c)               857,879

Unocal                                           1,800                   64,674

                                                                     ----------

Total                                                                 4,820,449

--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.9%)

Baker Hughes                                     3,900                  137,709

Progress Energy                                  2,000                   89,480

Reliant Energy                                   3,500                   72,800

Schlumberger                                     5,300                  308,513

Transocean Sedco Forex                           4,100                  114,841

                                                                     ----------

Total                                                                   723,343

--------------------------------------------------------------------------------

FINANCIAL SERVICES (7.0%)

Citigroup                                       40,413                1,828,688

Countrywide Credit Inds                          8,200                  336,610

Fannie Mae                                      11,550                  903,788

Freddie Mac                                      9,300                  592,782

Household Intl                                   9,400                  484,100

Lehman Brothers Holdings                         3,320                  187,580

MBNA                                             9,600                  332,928

Merrill Lynch                                    4,100                  196,595

MGIC Investment                                  6,000                  402,720

Morgan Stanley,

   Dean Witter & Co                              5,550                  272,616

Radian Group                                     3,500                  163,345

                                                                     ----------

Total                                                                 5,701,752

--------------------------------------------------------------------------------

FOOD (1.3%)

ConAgra Foods                                   11,900                  278,579

Hershey Foods                                    1,700                  120,105

Kellogg                                          6,100                  210,755

Sara Lee                                        11,500                  240,580

Smithfield Foods                                 7,400(b)               182,780

                                                                     ----------

Total                                                                 1,032,799

--------------------------------------------------------------------------------

FURNITURE & APPLIANCES (0.7%)

Mohawk Inds                                      2,800(b)               176,204

Whirlpool                                        5,200                  390,520

                                                                     ----------

Total                                                                   566,724

--------------------------------------------------------------------------------

HEALTH CARE (12.4%)

Abbott Laboratories                             14,800                  836,940

American Home Products                           7,300                  463,915

Amgen                                            6,000(b)               347,880

Baxter Intl                                      7,086                  393,131

Biogen                                           4,100(b)               217,915

Boston Scientific                               17,900(b)               400,244

Bristol-Myers Squibb                            14,050                  660,350

Guidant                                          9,500(b)               394,250

Johnson & Johnson                               24,300                1,479,870

Lilly (Eli)                                     10,600                  802,738

Medtronic                                        7,900                  351,866

Merck & Co                                      17,050                1,045,677

Mylan Laboratories                               9,500                  288,610

Pfizer                                          49,315                2,019,942

Pharmacia                                        7,800                  320,190

Schering-Plough                                  6,700                  231,083

                                                                     ----------

Total                                                                10,254,601

--------------------------------------------------------------------------------

HEALTH CARE SERVICES (1.8%)

Cardinal Health                                  3,500                  231,315

Tenet Healthcare                                 5,800(b)               334,950

UnitedHealth Group                               6,500                  471,185

Wellpoint Health Networks                        3,500(b)               425,670

                                                                     ----------

Total                                                                 1,463,120

--------------------------------------------------------------------------------



              See accompanying notes to investments in securities.



ISSUER                                          SHARES                  VALUE(a)


HOUSEHOLD PRODUCTS (3.1%)

Alberto-Culver Cl B                              1,700                  $88,519

Clorox                                           8,800                  385,352

Colgate-Palmolive                                3,400                  190,332

Gillette                                         5,600                  191,464

Kimberly-Clark                                   4,800                  300,480

Newell Rubbermaid                               14,300                  445,159

Procter & Gamble                                11,200                  949,648

                                                                     ----------

Total                                                                 2,550,954

--------------------------------------------------------------------------------

INDEXES (0.9%)

Nasdaq-100 Index Tracking                       22,550(b)               761,063

--------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (0.5%)

Ingersoll-Rand Cl A                              7,900                  395,000

--------------------------------------------------------------------------------

INSURANCE (3.8%)

Ambac Financial Group                            4,400                  273,020

American Intl Group                             18,887                1,397,071

CIGNA                                            3,300                  296,010

MBIA                                             5,800                  339,010

MetLife                                         11,600                  369,808

PMI Group                                        3,000                  212,550

UnumProvident                                    9,100                  257,712

                                                                     ----------

Total                                                                 3,145,181

--------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (2.8%)

AOL Time Warner                                 28,800(b)               714,240

Blockbuster Cl A                                 8,900                  210,040

Disney (Walt)                                   14,000                  322,000

Harley-Davidson                                  2,900                  148,654

Intl Game Technology                             6,700(b)               452,384

Viacom Cl B                                     10,000(b)               465,500

                                                                     ----------

Total                                                                 2,312,818

--------------------------------------------------------------------------------

MEDIA (1.6%)

Clear Channel Communications                     8,500(b)               396,270

Comcast Cl A                                     7,700(b)               260,799

Gannett                                          6,800                  518,024

New York Times Cl A                              3,600                  158,040

                                                                     ----------

Total                                                                 1,333,133

--------------------------------------------------------------------------------

METALS (0.9%)

Alcoa                                           11,000                  413,270

Shaw Group                                      13,900(b)               337,631

                                                                     ----------

Total                                                                   750,901

--------------------------------------------------------------------------------

MISCELLANEOUS (0.1%)

Intersil                                         4,300(b)               117,734

--------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (6.4%)

Cendant                                         29,000(b)               504,890

General Electric                                80,270(d)             3,090,395

Grainger (WW)                                    3,900                  231,153

Honeywell Intl                                   5,900                  224,908

Minnesota Mining & Mfg                           2,600                  306,618

Textron                                          3,500                  166,355

Tyco Intl                                        9,420(c)               274,122

Xerox                                           42,900                  416,559

                                                                     ----------

Total                                                                 5,215,000

--------------------------------------------------------------------------------

PAPER & PACKAGING (0.4%)

Ball                                             8,200                  346,778

--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.2%)

Equity Office Properties Trust                   3,100                   88,970

Equity Residential

   Properties Trust                              2,500                   67,375

                                                                     ----------

Total                                                                   156,345

--------------------------------------------------------------------------------

RESTAURANTS & LODGING (0.6%)

McDonald's                                       8,100                  211,410

Tricon Global Restaurants                        4,750(b)               280,868

                                                                     ----------

Total                                                                   492,278

--------------------------------------------------------------------------------

RETAIL (7.3%)

Best Buy                                         6,800(b)               458,320

Circuit City Stores-

   Circuit City Group                            7,500                  134,100

Home Depot                                      19,200                  960,000

Kroger                                          18,655(b)               413,208

Lowe's Companies                                 9,900                  447,975

Penney (JC)                                     11,300                  220,802

RadioShack                                       6,600                  181,104

Safeway                                          2,100(b)                90,258

Sears, Roebuck & Co                              9,700                  510,026

Target                                           4,400                  184,360

Wal-Mart Stores                                 35,800                2,219,958

Walgreen                                         3,800                  152,912

                                                                     ----------

Total                                                                 5,973,023

--------------------------------------------------------------------------------

TEXTILES & APPAREL (0.3%)

VF                                               6,500                  273,325

--------------------------------------------------------------------------------

TRANSPORTATION (1.2%)

Burlington Northern Santa Fe                    15,000                  435,300

FedEx                                            7,000(b)               405,020

Union Pacific                                    1,900                  115,273

                                                                     ----------

Total                                                                   955,593

--------------------------------------------------------------------------------


UTILITIES-- ELECTRIC (2.0%)

AES                                              6,700(b)               $34,572

Ameren                                           1,400                   57,218

American Electric Power                          2,900                  127,165

Consolidated Edison                              2,000                   81,600

Dominion Resources                               2,300                  134,044

DTE Energy                                       1,600                   66,272

Duke Energy                                      6,800                  240,040

Entergy                                          2,100                   86,688

Exelon                                           2,600                  128,128

FPL Group                                        1,900                  100,909

PG&E                                             3,800(b)                80,598

Public Service

   Enterprise Group                              2,000                   84,340

Sempra Energy                                    2,100                   46,872

Southern Co                                      6,600                  167,640

TXU                                              2,600                  132,262

Xcel Energy                                      3,200                   75,680

                                                                     ----------

Total                                                                 1,644,028

--------------------------------------------------------------------------------

UTILITIES-- GAS (0.5%)

Dynegy Cl A                                      3,000                   76,710

El Paso                                          3,900                  152,412

KeySpan                                          1,400                   44,870

Kinder Morgan                                      800                   32,800

Williams Companies                               4,600                   71,070

                                                                     ----------

Total                                                                   377,862

--------------------------------------------------------------------------------

UTILITIES-- TELEPHONE (2.6%)

ALLTEL                                           2,400                  133,560

BellSouth                                       14,380                  557,369

Qwest Communications Intl                       13,200                  114,840

SBC Communications                              25,415                  961,703

Sprint (PCS Group)                               8,700(b)                80,475

WorldCom-WorldCom Group                         40,700(b)               306,064

                                                                     ----------

Total                                                                 2,154,011

--------------------------------------------------------------------------------

TOTAL COMMON STOCKS

(Cost: $82,896,656)                                                 $80,226,357

--------------------------------------------------------------------------------


SHORT-TERM SECURITIES (2.0%)


ISSUER                     ANNUALIZED           AMOUNT                VALUE(a)

                          YIELD ON DATE       PAYABLE AT

                           OF PURCHASE         MATURITY


U.S. GOVERNMENT AGENCIES

Federal Home Loan Bank Disc Nt

      03-15-02                1.56%           $1,000,000               $999,352

Federal Home Loan Mtge Corp Disc Nt

      03-12-02                1.59               600,000                599,682

--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES

(Cost: $1,599,104)                                                   $1,599,034

--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES

(Cost: $84,495,760)(e)                                              $81,825,391

================================================================================



              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES


(a)  Securities are valued by procedures described in Note 1 to the financial statements.


(b)  Non-income producing.


(c)  Foreign security values are stated in U.S. dollars. As of Feb. 28, 2002,

     the value of foreign securities represented 1.4% of net assets.


(d)  Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):




     TYPE OF SECURITY                                          CONTRACTS

     ---------------------------------------------------------------------------


     PURCHASE CONTRACTS

     S&P 500 Index, March 2002                                    31



(e)  At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $84,496,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:




     Unrealized appreciation                                    $ 4,468,000

     Unrealized depreciation                                     (7,139,000)

     ---------------------------------------------------------------------------

     Net unrealized depreciation                                $(2,671,000)

     ---------------------------------------------------------------------------


INVESTMENTS IN SECURITIES

AXP VP - BOND FUND

FEB. 28, 2002 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)




BONDS (94.2%)


ISSUER                       COUPON             PRINCIPAL            VALUE(a)

                              RATE               AMOUNT


GOVERNMENT OBLIGATIONS (8.9%)

Federal Republic of Brazil

   (U.S. Dollar)

      07-26-07               11.25%           $8,600,000(c)          $8,591,400

      01-11-12               11.00             7,000,000(c)           6,454,000

Federal Republic of Germany

   (European Monetary Unit)

      11-11-04                7.50            15,000,000(c)          14,039,213

Govt of Russia

   (Russian Ruble)

      12-15-01                  --             2,760,000(b,c)            88,986

      02-06-02                  --             2,273,000(b,c)            73,285

      05-22-02                  --             2,273,000(b,c)            73,505

      06-05-02                  --             2,273,000(b,c)            73,512

      09-18-02                  --             2,273,000(b,c)            73,761

      10-09-02                  --             2,273,000(b,c)            73,131

      01-22-03                  --             2,273,000(b,c)            72,493

      02-05-03                  --             2,273,000(b,c)            72,552

      05-21-03                  --             2,273,000(b,c)            71,680

      06-04-03                  --             2,273,000(b,c)            71,563

      09-17-03                  --             2,273,000(b,c)            70,903

      10-08-03                  --             2,273,000(b,c)            70,243

      01-21-04                  --             2,273,000(b,c)            69,445

U.S. Treasury

      11-15-16                7.50            91,700,000            110,197,723

   TIPS

      01-15-07                3.38             5,000,000(k)           5,722,730

United Mexican States

   (U.S. Dollar)

      01-14-12                7.50             8,000,000(c)           8,140,000

                                                                    -----------

Total                                                               154,100,125

--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES (26.9%)

Federal Home Loan Mtge Corp

      05-01-07                9.00               795,931                824,079

      03-01-13                5.50             2,998,056              3,029,558

      04-01-15                7.50            10,172,184             10,759,210

      08-01-24                8.00             1,438,682              1,535,189

      01-01-25                9.00               336,591                370,090

      07-01-28                6.00             7,444,162              7,454,930

      09-01-28                6.00            22,928,829             22,961,995

      12-01-29                7.00            29,606,005             30,534,595

   Collateralized Mtge Obligation

      03-15-22                7.00            10,455,000             10,915,661

      07-15-22                7.00            12,940,000             13,474,293

Federal Natl Mtge Assn

      03-15-04                4.75            10,000,000             10,291,780

      07-15-05                7.00            13,000,000             14,186,393

      09-01-07                8.50             1,460,736              1,537,894

      12-01-13                5.50            10,688,719             10,786,119

      02-01-14                5.50            17,377,646             17,517,954

      04-01-14                5.50               148,555                149,909

      07-01-16                6.00             5,671,003              5,763,409

      08-01-16                6.00             4,706,796              4,783,490

      11-01-21                8.00               147,075                158,213

      04-01-22                8.00               988,616              1,058,249

      04-01-23                8.50             2,048,269              2,232,561

      06-01-24                9.00             2,006,852              2,211,031

      02-01-27                7.50             4,431,443              4,644,815

      09-01-28                6.50             9,977,409             10,175,255

      10-01-28                6.00            15,708,452             15,721,660

      11-01-28                6.00             7,021,765              7,027,669

      11-01-28                6.50            14,752,912             15,045,452

      12-01-28                6.00             3,225,515              3,228,226

      12-01-28                6.50            18,250,940             18,612,843

      01-01-29                6.50            14,876,832             15,171,830

      02-01-29                6.00             8,164,401              8,171,265

      03-01-29                6.50            19,005,586             19,372,211

      06-01-29                6.00             4,691,563              4,695,545

      09-01-29                6.00             4,605,900              4,609,810

      03-01-30                7.00            60,000,000(e)          61,799,999

      04-01-30                6.00            20,000,000(e)          19,793,750

      04-01-30                7.00            22,000,000(e)          22,570,624

      01-01-31                7.50            12,816,858             13,381,364

      03-01-31                6.00             5,000,000(e)           4,968,750

      02-01-32                6.50            20,000,000(e)          20,293,750

      03-01-32                7.50            18,000,000(e)          18,748,125

   Collateralized Mtge Obligation

      06-25-23                5.25             5,750,000              5,807,500

                                                                    -----------

Total                                                               466,377,045

--------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.2%)

Alliant Techsystems

   Company Guaranty

      05-15-11                8.50             1,125,000              1,203,750

L-3 Communications

   Sr Sub Nts Series B

      05-01-07               10.38             1,710,000              1,812,600

                                                                    -----------

Total                                                                 3,016,350

--------------------------------------------------------------------------------

AIRLINES (1.6%)

American Airlines

      10-01-06                7.80             2,000,000(d)           1,985,600

   1st Series 2001 Cl C

      05-23-16                7.38             6,853,521              6,359,314


Continental Airlines

   Series 1998A

      09-15-17                6.65%           $7,330,497             $6,909,354

   Series D

      12-01-06                7.57             5,600,000              4,823,699

Delta Air Lines

      12-15-09                7.90             7,200,000              6,776,669

United Air Lines

      10-01-10                7.03             1,764,040              1,675,591

                                                                    -----------

Total                                                                28,530,227

--------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (1.7%)

Advance Stores

   Sr Sub Nts

      04-15-08               10.25             1,850,000(d)           1,947,125

ArvinMeritor

      03-01-12                8.75             2,400,000              2,464,512

DaimlerChrysler North America Holding

   Company Guaranty

      09-01-04                6.90             3,000,000              3,127,890

      01-15-12                7.30             5,100,000              5,253,428

Ford Motor

      07-16-31                7.45             4,700,000              4,502,934

Ford Motor Credit

      07-16-04                6.70             2,000,000              2,046,960

      02-01-11                7.38            10,000,000             10,083,050

                                                                    -----------

Total                                                                29,425,899

--------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (3.5%)

Bank of Singapore

   (U.S. Dollar) Sub Nts

      08-10-09                7.88            10,500,000(c,d)        11,371,595

Cullen/Frost Capital

   Series A

      02-01-27                8.42             5,000,000              4,664,550

FCB/NC Capital Trust 1

   Company Guaranty

      03-01-28                8.05             4,625,000              4,159,605

FleetBoston Financial

      09-15-05                7.25            11,500,000             12,402,980

Marshall & Ilsley

   Series E

      09-01-06                5.75             4,900,000              5,015,885

Provident Trust

   Company Guaranty

      04-15-28                8.29             5,500,000              4,878,302

Sovereign Bancorp

   Sr Nts

      05-15-04               10.25             1,205,000              1,271,275

      11-15-06               10.50             1,280,000              1,388,800



              See accompanying notes to investments in securities.



ISSUER                       COUPON           PRINCIPAL              VALUE(a)

                              RATE             AMOUNT


Union Planters Bank

   Sub Nts

      03-15-08                6.50%           $5,000,000             $5,020,340

Washington Mutual Bank

      06-15-11                6.88             9,700,000             10,024,193

                                                                    -----------

Total                                                                60,197,525

--------------------------------------------------------------------------------

BEVERAGES & TOBACCO (0.3%)

Constellation Brands

   Sr Sub Nts Series B

      01-15-12                8.13             2,500,000              2,593,750

Cott Beverages

   Company Guaranty

      12-15-11                8.00             2,500,000(d)           2,553,125

                                                                    -----------

Total                                                                 5,146,875

--------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (2.4%)

Collins & Aikman Floor Cover

   Sr Sub Nts

      02-15-10                9.75               345,000(d)             356,213

Louisiana Pacific

   Sr Nts

      11-15-08               10.88               325,000                326,625

      08-15-10                8.88               840,000                835,974

   Sr Sub Nts

      08-15-05                8.50             1,670,000              1,676,055

Masco

      05-03-04                6.00             9,800,000             10,017,560

Nortek

   Sr Nts Series B

      09-01-07                9.13               500,000                513,125

      08-01-08                8.88             2,000,000              2,042,500

Pulte Homes

   Company Guaranty

      08-01-11                7.88            10,000,000             10,133,040

Schuler Homes

   Company Guaranty

      04-15-08                9.00               420,000                416,850

      07-15-09                9.38             3,000,000              3,180,000

WCI Communities

   Company Guaranty

      02-15-11               10.63             3,560,000              3,809,200

Weyerhaeuser

      08-01-06                6.00             8,800,000              8,906,832

                                                                    -----------

Total                                                                42,213,974

--------------------------------------------------------------------------------

CHEMICALS (2.2%)

Airgas

   Company Guaranty

      10-01-11                9.13             3,360,000              3,528,000

Allied Waste North America

   Company Guaranty Series B

      01-01-09                7.88             4,450,000              4,383,250

   Sr Nts

      12-01-08                8.50             1,850,000(d)           1,887,000

Equistar Chemical/Funding

   Company Guaranty

      09-01-08               10.13             2,095,000              2,095,000

IMC Global

   Company Guaranty Series B

      06-01-08               10.88             2,900,000              3,161,000

      06-01-11               11.25               840,000                911,400

Lyondell Chemical

      12-15-08                9.50               720,000(d)             723,600

   Series B

      05-01-07                9.88             1,250,000              1,268,750

MacDermid

      07-15-11                9.13               880,000                915,200

Noveon

   Company Guaranty Series B

      02-28-11               11.00             1,600,000              1,690,000

Praxair

      03-01-08                6.50             6,500,000              6,698,575

Resolution Performance

   Sr Sub Nts

      11-15-10               13.50             1,025,000              1,148,000

Waste Management

   Company Guaranty

      05-15-09                6.88            10,350,000             10,237,910

                                                                    -----------

Total                                                                38,647,685

--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (3.4%)

AT&T Wireless Services

   Sr Nts

      03-01-11                7.88            16,600,000             17,257,460

      03-01-31                8.75             6,000,000              6,567,630

Brocade Communications

   Cv

      01-01-07                2.00             1,300,000(d)           1,105,000

Celcaribe

   Sr Nts

      03-15-04               14.50             1,747,000                943,380

Citizens Communications

      05-15-11                9.25            12,500,000             13,613,875

Comverse Technology

   Cv

      12-01-05                1.50             2,210,000              1,679,600

EchoStar DBS

   Sr Nts

      02-01-09                9.38             2,100,000              2,157,750

Nextel Communications

   Sr Nts

      02-01-11                9.50             3,715,000              2,284,725

Price Communications Wireless

   Company Guaranty Series B

      12-15-06                9.13             5,030,000              5,080,300

Rural Cellular

   Sr Sub Nts Series B

      05-15-08                9.63               675,000                540,000

Verizon New England

   Sr Nts

      09-15-11                6.50            7,000,000              7,165,830

Western Wireless

   Sr Sub Nts

      02-01-07               10.50               660,000                554,400

                                                                    -----------

Total                                                                58,949,950

--------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (0.4%)

Computer Sciences

      06-15-06                6.75             5,650,000              5,888,487

Extreme Networks

   Cv

      12-01-06                3.50             1,160,000(d)             801,850

Wind River Systems

   Cv

      12-15-06                3.75               530,000(d)             449,175

                                                                    -----------

Total                                                                 7,139,512

--------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (0.1%)

Acxiom

   Cv

      02-15-09                3.75             1,010,000(d)           1,044,088

Adaptec

   Cv

      03-05-07                3.00             1,090,000(d)           1,090,000

Emulex

   Cv

      02-01-07                1.75               340,000(d)             308,550

                                                                    -----------

Total                                                                 2,442,638

--------------------------------------------------------------------------------

ELECTRONICS (0.7%)

Celestica

   (U.S. Dollar) Zero Coupon Cv

      08-01-20                3.92             6,100,000(c,h)         2,562,000

Kulicke & Soffa Inds

   Cv

      12-15-06                4.75             1,200,000              1,168,500

RF Micro Devices

   Cv

      08-15-05                3.75             2,070,000              1,687,050

Solectron

   Zero Coupon Cv

      11-20-20                3.92             6,400,000(h)           2,904,000

STMicroelectronics

   (U.S. Dollar) Zero Coupon Cv

      11-16-10                3.82             2,550,000(c,d,h)       1,689,375

Triquint Semiconductor

   Cv Sub Nts

      03-01-07                4.00             1,800,000              1,300,500

Veeco Instruments

   Cv

      12-21-08                4.13             1,470,000(d)           1,343,213

                                                                    -----------

Total                                                                12,654,638

--------------------------------------------------------------------------------



              See accompanying notes to investments in securities.



ISSUER                       COUPON           PRINCIPAL              VALUE(a)

                              RATE             AMOUNT


ENERGY (2.4%)

Anadarko Finance

   Company Guaranty Series B

      05-01-11                6.75%           $5,000,000             $5,194,700

Ashland

   Medium-term Nts Series J

      08-15-05                7.83             5,000,000              5,377,205

Calpine Canada Energy Finance

   (U.S. Dollar) Company Guaranty

      05-01-08                8.50             2,000,000(c)           1,440,030

Conoco Funding

   Company Guaranty

      10-15-11                6.35             7,000,000              7,227,163

Devon Energy

   Cv

      08-15-08                4.90             1,282,000              1,261,168

Forest Oil

   Sr Nts

      12-15-11                8.00             3,750,000(d)           3,787,500

Hanover Equipment Trust

   Sr Nts

      09-01-08                8.50             1,695,000(d)           1,711,950

Luscar Coal

   (U.S. Dollar) Sr Nts

      10-15-11                9.75             1,875,000(c,d)         1,989,844

Newfield Exploration

   Sr Nts

      03-01-11                7.63             3,500,000              3,435,947

Petroliam Nasional

   (U.S. Dollar)

      08-15-15                7.75             2,800,000(c,d)         2,931,062

Phillips Petroleum

      05-25-10                8.75             5,000,000              5,906,685

Westport Resources

   Company Guaranty

      11-01-11                8.25             2,025,000(d)           2,030,063

                                                                    -----------

Total                                                                42,293,317

--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.2%)

Key Energy Services

   Company Guaranty Series B

      03-01-08                8.38               960,000                979,200

   Sr Nts

      03-01-08                8.38             1,130,000              1,146,950

Nabors Inds

   Zero Coupon Cv

      06-20-20                2.06             2,900,000(h)           1,845,125

                                                                    -----------

Total                                                                 3,971,275

--------------------------------------------------------------------------------

FINANCIAL SERVICES (6.1%)

Amvescap

   (U.S. Dollar) Sr Nts

      01-15-07                5.90             3,000,000(c,d)         3,006,411

Citigroup

   Sub Nts

      10-01-10                7.25            10,000,000             10,852,000

Credit Suisse First Boston USA

      01-15-12                6.50             8,650,000              8,825,353

E*TRADE Group

   Cv

      02-01-07                6.00             1,570,000              1,199,072

GMAC

      09-15-06                6.13             5,000,000              4,988,755

      09-15-11                6.88            17,000,000             16,894,259

Goldman Sachs Group

      01-15-11                6.88            12,000,000             12,463,872

Household Finance

      01-24-06                6.50            10,000,000             10,156,700

      07-15-06                7.20             4,900,000              5,109,720

      10-15-11                6.38            10,400,000             10,022,272

Indah Kiat Finance Mauritius

   (U.S. Dollar) Company Guaranty

      07-01-07               10.00             2,530,000(b,c)           480,700

LaBranche

   Sr Nts

      08-15-04                9.50             2,760,000              2,932,610

   Sr Sub Nts

      03-02-07               12.00             2,500,000              2,875,000

Legg Mason

   Sr Nts

      07-02-08                6.75             4,900,000              4,877,068

MBNA

      01-17-07                6.25             3,000,000              2,940,258

Ohio Savings Capital

   Company Guaranty

      06-03-27                9.50             5,000,000(d)           4,852,850

Swiss Re America Holdings

   Cv

      11-21-21                3.25             1,130,000(d)           1,050,900

Verizon Global Funding

      12-01-30                7.75             2,050,000              2,290,494

                                                                    -----------

Total                                                               105,818,294

--------------------------------------------------------------------------------

FOOD (0.3%)

Kellogg

   Series B

      04-01-11                6.60             5,000,000              5,226,100

--------------------------------------------------------------------------------

FURNITURE & APPLIANCES (0.1%)

Falcon Products

   Company Guaranty Series B

      06-15-09               11.38               730,000                649,700

Interface

   Sr Nts

      02-01-10               10.38               970,000(d)           1,008,800

                                                                    -----------

Total                                                                 1,658,500

--------------------------------------------------------------------------------

HEALTH CARE (0.9%)

Allergan

   Zero Coupon Cv

      11-01-20                2.51%           $1,790,000(h)          $1,107,563

American Home Products

      03-15-11                6.70            10,000,000             10,561,299

Enzon

   Cv

      07-01-08                4.50             1,140,000                986,100

Invitrogen

   Cv

      12-15-06                2.25             1,170,000(d)           1,007,663

Laboratory Corp of America Holdings

   Zero Coupon Cv

      09-11-21                1.90             1,650,000(d,h)         1,161,188

Quest Diagnostic

   Cv

      11-30-21                1.75             1,100,000              1,164,625

                                                                    -----------

Total                                                                15,988,438

--------------------------------------------------------------------------------

HEALTH CARE SERVICES (0.9%)

Charles River Laboratories

   Cv

      02-01-22                3.50             1,140,000(d)           1,122,900

Clarent Hospital

   Sr Nts

      08-15-05               11.50             1,934,000(g)           1,934,000

Coventry Health Care

   Sr Nts

      02-15-12                8.13             2,500,000(d)           2,562,500

HCA

      06-01-06                7.13             2,540,000              2,628,900

      02-01-11                7.88             2,600,000              2,756,000

Insight Healthcare Services

   Sr Sub Nts

      11-01-11                9.88               665,000(d)             684,950

Paracelsus Healthcare

   Sr Sub Nts

      08-15-06               10.00             5,275,000(b,j)                --

Triad Hospitals

   Company Guaranty

      05-01-09                8.75             4,300,000              4,579,500

                                                                    -----------

Total                                                                16,268,750

--------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (0.2%)

Terex

   Company Guaranty Series D

      04-01-08                8.88               840,000                848,400

   Sr Sub Nts

      07-15-11                9.25             2,500,000(d)           2,575,000

                                                                    -----------

Total                                                                 3,423,400

--------------------------------------------------------------------------------



              See accompanying notes to investments in securities.



ISSUER                       COUPON           PRINCIPAL              VALUE(a)

                              RATE             AMOUNT


INSURANCE (1.4%)

American Intl Group

   Zero Coupon Cv

      11-09-31                1.57%           $2,500,000(h)          $1,534,375

Americo Life

   Sr Sub Nts

      06-01-05                9.25             4,500,000              4,488,750

Executive Risk Capital

   Company Guaranty Series B

      02-01-27                8.68             3,500,000              3,635,664

Lincoln Natl

      12-15-11                6.20             4,300,000              4,309,718

New England Mutual

      02-15-24                7.88             5,000,000(d)           5,304,450

Zurich Capital Trust I

   Company Guaranty

      06-01-37                8.38             5,000,000(d)           5,034,680

                                                                    -----------

Total                                                                24,307,637

--------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (1.8%)

Choctaw Resort Development Enterprises

   Sr Nts

      04-01-09                9.25             2,500,000              2,575,000

Coast Hotels & Casino

   Company Guaranty

      04-01-09                9.50               550,000                581,625

Hammons (JQ) Hotels

   1st Mtge

      02-15-04                8.88             1,035,000              1,029,825

Mandalay Resort Group

      11-15-36                7.00             1,125,000              1,015,313

MGM Mirage

   Sr Nts

      10-15-06                7.25             6,250,000              6,215,544

Mohegan Tribal Gaming

   Sr Sub Nts

      04-01-12                8.00             1,955,000(d)           1,957,444

Six Flags

   Sr Nts

      02-01-09                9.50             2,100,000              2,170,875

      02-01-10                8.88               830,000(d,g)           827,925

Station Casinos

   Sr Nts

      02-15-08                8.38             1,500,000              1,548,750

   Sr Sub Nts

      07-01-10                9.88             1,000,000              1,070,000

United Artists Theatre

   Series 1995A

      07-01-15                9.30             4,176,342              3,424,600

Viacom

   Company Guaranty

      05-15-11                6.63             8,000,000              8,197,039

                                                                    -----------

Total                                                                30,613,940

--------------------------------------------------------------------------------

MEDIA (4.9%)

Adelphia Communications

   Sr Nts

      11-01-06               10.25             3,375,000              3,476,250

   Sr Nts Series B

      03-01-07                9.88             2,085,000              2,095,425

American Media Operation

   Sr Sub Nts

      05-01-09               10.25             1,725,000(d)           1,757,344

AOL Time Warner

      04-15-06                6.13             2,907,000              2,961,561

Australis Media

   (U.S. Dollar)

      05-15-03               15.75            10,081,770(b,c,j)              --

Belo (AH)

      11-01-08                8.00             3,800,000              3,942,500

Charter Communications

  Holdings LLC/Capital

   Sr Nts

      10-01-09               10.75             8,250,000              8,250,000

Clear Channel Communications

      11-01-06                6.00             7,000,000              6,836,193

Comcast Cable Communications

   Sr Nts

      06-15-13                7.13            12,000,000             12,116,736

Corus Entertainment

   (U.S. Dollar) Sr Sub Nts

      03-01-12                8.75             2,745,000(c,d)         2,807,037

CSC Holdings

   Sr Nts Series B

      04-01-11                7.63             8,000,000              7,795,936

Cumulus Media

   Company Guaranty

      07-01-08               10.38               220,000                233,200

Pegasus Satellite

   Sr Nts

      08-01-06               12.38               650,000                513,500

Quebecor Media

   (U.S. Dollar) Sr Nts

      07-15-11               11.13               220,000(c)             236,500

Time Warner

      08-15-04                7.98             1,500,000              1,606,500

      08-15-06                8.11             3,000,000              3,277,350

      08-15-07                8.18             3,000,000              3,303,300

   Company Guaranty

      01-15-28                6.95             5,000,000              4,699,200

Time Warner Cos

      02-01-24                7.57            10,000,000             10,109,200

Veninfotel

   (U.S. Dollar) Cv Pay-in-kind

      03-01-02               10.00             8,090,827(c,g,i)       8,090,827

                                                                    -----------

Total                                                                84,108,559

--------------------------------------------------------------------------------


METALS (0.7%)

AK Steel

   Sr Nts

      12-15-06                9.13%           $2,500,000             $2,600,000

Compass Minerals Group

   Sr Sub Nts

      08-15-11               10.00             3,440,000(d)           3,612,000

Imexsa Export Trust

   (U.S. Dollar)

      05-31-03               10.13             1,370,947(c,d)           507,250

Inco

   (U.S. Dollar) Cv

      03-15-16                7.75             1,901,000(c)           1,889,404

Normandy Yandal Operations

   (U.S. Dollar) Sr Nts

      04-01-08                8.88             3,850,000(c)           3,869,250

                                                                    -----------

Total                                                                12,477,904

--------------------------------------------------------------------------------

MISCELLANEOUS (1.7%)

Bistro Trust

      12-31-02                9.50             7,000,000(d)           6,020,000

Colonial Capital

   Company Guaranty Series A

      01-15-27                8.92             3,000,000              2,725,956

EOP Operating LP

   Sr Nts

      07-15-11                7.00             6,500,000              6,699,738

ISG Resources

      04-15-08               10.00             3,150,000              2,787,750

Meritage

   Company Guaranty

      06-01-11                9.75             1,915,000              2,020,325

MSX Intl

   Company Guaranty

      01-15-08               11.38             2,215,000              1,702,781

NSM Steel

   Company Guaranty

      02-01-06               12.00             1,577,781(b,d)           491,952

      02-01-08               12.25             5,300,000(b,d)         1,648,512

Omega Cabinets

   Sr Sub Nts

      06-15-07               10.50             2,300,000              2,415,000

Outsourcing Solutions

   Sr Sub Nts Series B

      11-01-06               11.00             1,180,000                997,100

Rural Cellular

   Series B

      10-03-08                5.89             1,263,584(g)           1,111,954

   Series C

      04-03-09                6.14             1,263,584(g)           1,111,954

                                                                    -----------

Total                                                                29,733,022

--------------------------------------------------------------------------------



              See accompanying notes to investments in securities.



ISSUER                       COUPON           PRINCIPAL              VALUE(a)

                              RATE             AMOUNT


MULTI-INDUSTRY CONGLOMERATES (0.6%)

Tyco Intl Group

   (U.S. Dollar)

      10-15-11                6.38%           $6,440,000(c)          $5,789,399

   (U.S. Dollar) Company Guaranty

      06-15-05                6.38             5,160,000(c)           4,716,999

                                                                    -----------

Total                                                                10,506,398

--------------------------------------------------------------------------------

PAPER & PACKAGING (2.4%)

Abitibi-Consolidated

   (U.S. Dollar)

      08-01-10                8.55             8,000,000(c)           8,496,936

APP China Group

   (U.S. Dollar) Sr Nts

      03-15-05               14.00             2,600,000(b,c,d)         468,000

Berry Plastics

   Company Guaranty Series B

      07-15-07               11.00               840,000                865,200

Bowater Canada Finance

   (U.S. Dollar) Company Guaranty

      11-15-11                7.95            13,000,000(c)          13,357,499

Crown Paper

   Sr Sub Nts

      09-01-05               11.00             3,450,000(b)              34,500

Graphic Packaging

   Sr Sub Nts

      02-15-12                8.63             2,940,000(d)           3,042,900

Packaging Corp of America

   Company Guaranty

      04-01-09                9.63             3,220,000              3,550,050

Pactiv

      06-15-17                8.13             6,000,000              6,498,672

Plastipak Holdings

   Sr Nts

      09-01-11               10.75               675,000(d)             725,625

Riverwood Intl

   Company Guaranty

      04-01-06               10.25               975,000              1,006,688

      08-01-07               10.63             1,540,000              1,640,100

      04-01-08               10.88               535,000                555,063

Silgan Holdings

   Sr Sub Deb

      06-01-09                9.00               525,000                543,375

                                                                    -----------

Total                                                                40,784,608

--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.1%)

Meristar Hospitality

   Company Guaranty

      01-15-11                9.13               800,000                796,000

   Sr Sub Nts

      08-15-07                8.75               700,000                645,750

RFS Partnership LP

   Company Guaranty

      03-01-12                9.75               450,000(d)             459,000

                                                                    -----------

Total                                                                 1,900,750

--------------------------------------------------------------------------------

RESTAURANTS & LODGING (0.4%)

Extended Stay America

   Sr Sub Nts

      06-15-11                9.88             2,500,000              2,612,500

Park Place Entertainment

   Sr Nts

      11-15-06                8.50               480,000                500,488

   Sr Sub Nts

      09-15-08                8.88             2,500,000              2,618,750

      05-15-11                8.13               800,000                813,000

Prime Hospitality

   1st Mtge

      01-15-06                9.25               225,000                231,750

                                                                    -----------

Total                                                                 6,776,488

--------------------------------------------------------------------------------

RETAIL (3.8%)

Albertson's

   Sr Nts

      02-15-11                7.50            10,000,000             10,891,970

Best Buy

   Cv

      01-15-22                2.25             1,170,000(d)           1,114,425

Federated Dept Stores

   Sr Nts

      09-01-08                6.63             8,000,000              8,219,520

Kroger

   Sr Nts

      07-15-06                8.15             3,000,000              3,341,670

      09-15-29                8.00             9,000,000             10,220,040

Pathmark Stores

   Sr Sub Nts

      02-01-12                8.75             3,360,000(d)           3,481,800

Safeway

      09-15-04                7.25            10,000,000             10,687,500

Target

      01-15-11                6.35             5,000,000              5,217,200

      12-01-22                8.50             3,000,000              3,286,029

Wal-Mart CRAVE Trust

      07-17-06                7.00             8,083,146(d)           8,497,084

                                                                    -----------

Total                                                                64,957,238

--------------------------------------------------------------------------------

TRANSPORTATION (2.1%)

Enterprise Rent-A-Car USA Finance

      01-15-11                8.00            12,000,000(d)          12,789,240

Greater Beijing First Expressways

   (U.S. Dollar) Sr Nts

      06-15-07                9.50             2,290,000(b,c)         1,122,100

Interpool

      08-01-07                7.35             2,320,000              2,134,400

Union Pacific

      01-15-11                6.65            16,400,000             16,952,762

Vectura Group

   Company Guaranty Series B

      06-30-08               10.25             2,045,000(b)           1,472,400

Zhuhai Highway

   (U.S. Dollar) Sub Nts

      07-01-08               12.00             4,140,000(b,c,d)       1,035,000

                                                                    -----------

Total                                                                35,505,902

--------------------------------------------------------------------------------

UTILITIES-- ELECTRIC (4.6%)

Cleveland Electric Illuminating

   1st Mtge Series B

      05-15-05                9.50            11,000,000             11,117,040

   1st Mtge Series E

      07-01-23                9.00             4,000,000              4,073,960

CMS Energy

   Sr Nts

      05-15-02                8.13             5,000,000              5,004,550

Dominion Virginia Power

   Sr Nts Series A

      03-31-06                5.75            15,000,000             15,304,185

Duke Energy Field Services

      08-16-05                7.50             2,500,000              2,608,240

FirstEnergy

   Series B

      11-15-11                6.45             5,200,000              5,211,596

Ipalco Enterprises

      11-14-11                7.63             6,000,000(d)           5,557,536

Midland Funding I

   Series 1991-C

      07-23-02               10.33               218,429                219,898

   Series 1994-C

      07-23-02               10.33               188,161                189,426

Midland Funding II

   Series A

      07-23-05               11.75             5,000,000              5,391,290

Mirant Americas Generation

   Sr Nts

      05-01-11                8.30             2,500,000              2,125,000

NRG Northest Generating

   Company Guaranty Series A1

      12-15-04                8.07             1,125,000              1,153,361

      Company Guaranty Series B1

      06-15-15                8.84             4,000,000              4,153,720

PowerGen US Funding LLC

      10-15-04                4.50             4,000,000              3,974,588

Sithe Independence Funding

   Series A

      12-30-13                9.00             7,500,000              7,894,725

Texas Utilities Electric

   Medium-term Nts 1st Mtge Series B

      03-01-02                9.70             6,000,000              6,001,152

                                                                    -----------

Total                                                                79,980,267

--------------------------------------------------------------------------------



              See accompanying notes to investments in securities.



ISSUER                       COUPON           PRINCIPAL              VALUE(a)

                              RATE             AMOUNT


UTILITIES-- GAS (1.9%)

El Paso

   Sr Nts

      05-15-09                6.75%           $5,500,000             $5,378,670

      12-15-12                7.38             5,000,000              4,991,100

      01-15-32                7.75             6,200,000              6,074,518

Southern Natural Gas

      03-01-32                8.00             4,800,000              4,809,163

Southwest Gas

      02-15-11                8.38             3,000,000              3,061,980

Williams Companies

      11-15-04                6.63             2,450,000              2,367,901

      09-01-11                7.13             7,000,000              6,444,620

                                                                    -----------

Total                                                                33,127,952

--------------------------------------------------------------------------------

UTILITIES-- TELEPHONE (4.2%)

AT&T

      11-15-11                7.30             5,700,000(d)           5,712,141

BellSouth Capital Funding

      02-15-30                7.88            12,000,000             14,003,412

Dobson/Sygnet Communications

   Sr Nts

      12-15-08               12.25               800,000                752,000

France Telecom

   (U.S. Dollar)

      03-01-31                8.50            10,000,000(c,l)        10,975,560

New England Tel & Tel

      08-01-31                9.00             7,500,000              7,950,750

Vodafone Group

   (U.S. Dollar)

      02-15-10                7.75            10,900,000(c)          12,042,320

WorldCom

      05-15-11                7.50            17,000,000             16,379,602

      05-15-31                8.25             5,000,000              4,806,205

                                                                    -----------

Total                                                                72,621,990

--------------------------------------------------------------------------------

TOTAL BONDS

(Cost: $1,635,800,091)                                           $1,630,893,172

--------------------------------------------------------------------------------


PREFERRED STOCKS & OTHER (0.6%)


ISSUER                                          SHARES                  VALUE(a)


Asia Pulp & Paper

   Warrants                                      5,100(b,c,d,j)             $--

Duke Energy

   8.25% Cv                                     43,000                1,067,690

General Motors

   5.25% Cv Series B                            87,500                2,279,375

Intermedia Communications

   13.50% Pay-in kind Series B                   5,251(i)             5,040,749

Nextel Communications

   13.00% Cm Pay-in-kind

   Series D                                      1,699(i)               611,641

NSM Steel

   Warrants                                  3,355,391(b,d)                   3

Prudential Financial

   6.75% Cv                                     28,200                1,531,260

--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER

(Cost: $11,626,213)                                                 $10,530,718

--------------------------------------------------------------------------------


COMMON STOCKS (--%)


ISSUER                                          SHARES                  VALUE(a)


BayCorp Holdings                                    28(b)                  $255

PhoneTel Technologies                          596,400(b)                25,347

--------------------------------------------------------------------------------

TOTAL COMMON STOCKS

(Cost: $7,144,988)                                                      $25,602

--------------------------------------------------------------------------------


SHORT-TERM SECURITIES (13.5%)


ISSUER                      ANNUALIZED         AMOUNT                VALUE(a)

                           YIELD ON DATE     PAYABLE AT

                            OF PURCHASE       MATURITY


U.S. GOVERNMENT AGENCIES (8.3%)

Federal Home Loan Bank Disc Nts

      03-22-02                1.60%          $16,700,000            $16,683,377

      04-26-02                1.73            35,000,000             34,901,557

      05-01-02                1.76            13,300,000             13,259,915

Federal Home Loan Mtge Corp Disc Nts

      03-05-02                1.70             7,800,000              7,798,158

      04-04-02                1.72            10,000,000              9,983,917

      04-11-02                1.68            15,000,000             14,971,392

      04-23-02                1.75            15,000,000             14,960,738

Federal Natl Mtge Assn Disc Nts

      04-03-02                1.74            11,900,000             11,880,444

      04-17-02                1.68            20,000,000             19,957,381

                                                                    -----------

Total                                                               144,396,879

--------------------------------------------------------------------------------

COMMERCIAL PAPER (5.2%)

Emerson Electric

      03-07-02                1.78             3,300,000(f)           3,298,858

      04-08-02                1.78             5,600,000(f)           5,589,201

Gannett

      03-11-02                1.76            10,000,000(f)           9,994,623

ING U.S. Funding

      03-18-02                1.78             5,700,000              5,694,927

Morgan Stanley, Dean Witter & Co

      03-25-02                1.79            10,000,000              9,987,570

      03-26-02                1.79             3,800,000              3,795,087

      04-08-02                1.78             1,800,000              1,796,529

      04-15-02                1.79             4,000,000              3,990,851

Nordea North America

      04-02-02                1.62             4,600,000              4,591,989

      04-02-02                1.68             3,600,000              3,593,730

Salomon Smith Barney

      03-21-02                1.78             7,900,000              7,891,797

      04-08-02                1.79            15,900,000             15,869,167

SBC Intl

      03-18-02                1.72             3,200,000(f)           3,197,248

Unilever Capital

      03-01-02                1.87             1,100,000(f)           1,099,943

      03-18-02                1.78             6,300,000(f)           6,294,393

USAA Capital

      04-26-02                1.76             3,300,000              3,290,804

                                                                    -----------

Total                                                                89,976,717

--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES

(Cost: $234,386,118)                                               $234,373,596

--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES

(Cost: $1,888,957,410)(m)                                        $1,875,823,088

================================================================================



              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES


(a)  Securities are valued by procedures described in Note 1 to the financial statements.


(b)  Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.


(c)  Foreign security values are stated in U.S. dollars. For debt securities,

     principal amounts are denominated in the currency indicated. As of Feb. 28,

     2002, the value of foreign securities represented 7.5% of net assets.


(d)  Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.


(e)  At Feb. 28, 2002, the cost of securities purchased, including interest purchased, on a when-issued basis was $147,305,148.


(f)  Commercial paper sold within terms of a private placement memorandum,

     exempt from registration under Section 4(2) of the Securities Act of 1933,

     as amended, and may be sold only to dealers in that program or other

     "accredited investors." This security has been determined to be liquid under guidelines established by the board.


(g)  Identifies issues considered to be illiquid as to their marketability (see

     Note 1 to the financial statements). Information concerning such security holdings at Feb. 28, 2002, is as follows:




      SECURITY                                                  ACQUISITION                   COST

                                                                   DATES

      --------------------------------------------------------------------------------------------


      Clarent Hospital

         11.50% Sr Nts 2005                                       11-19-01              $2,736,221

      Rural Cellular

         5.89% Series B 2008                               10-31-01 thru 01-17-02        1,216,199

         6.14% Series C 2009                               10-31-01 thru 01-17-02        1,216,199

      Six Flags*

         8.88% Sr Nts 2010                                 01-31-02 thru 02-01-02          827,045

      Veninfotel

         (U.S. Dollar) 10.00% Cv Pay-in-kind 2002          03-05-97 thru 01-30-02        8,090,827



     *    Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.


(h)  For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.


(i)  Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.


(j)  Negligible market value.


(k)  U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.


(l)  Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28,

     2002.


(m)  At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $1,888,957,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:




     Unrealized appreciation                                      $ 41,321,000

     Unrealized depreciation                                       (54,455,000)

     --------------------------------------------------------------------------

     Net unrealized depreciation                                  $(13,134,000)

     --------------------------------------------------------------------------


INVESTMENTS IN SECURITIES

AXP VP - CAPITAL RESOURCE FUND

FEB. 28, 2002 (UNAUDITED)


(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)





COMMON STOCKS (102.2%)


ISSUER                                                 SHARES                    VALUE(a)


AEROSPACE & DEFENSE (0.3%)

United Technologies                                     100,000               $    7,295,000

--------------------------------------------------------------------------------------------


AUTOMOTIVE & RELATED (0.3%)

Eaton                                                   100,000                    8,074,000

--------------------------------------------------------------------------------------------


BANKS AND SAVINGS & LOANS (1.5%)

Bank of America                                         300,000                   19,185,000

J.P. Morgan Chase                                       500,000                   14,625,000

U.S. Bancorp                                            400,000                    8,340,000

                                                                              --------------

Total                                                                             42,150,000

--------------------------------------------------------------------------------------------


BEVERAGES & TOBACCO (0.9%)

Coca-Cola                                               500,000                   23,695,000

-------------------------------------------------------------------------------------------


BUILDING MATERIALS & CONSTRUCTION (0.7%)

Vulcan Materials                                        400,000                   19,332,000

--------------------------------------------------------------------------------------------


CHEMICALS (1.1%)

Dow Chemical                                          1,000,000                   31,280,000

--------------------------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT & SERVICES (3.9%)

Motorola                                              1,700,000                   22,100,000

Nokia ADR Cl A                                        1,000,000(c)                20,770,000

Tellabs                                               1,800,000(b)                18,468,000

Verizon

  Communications                                      1,000,000                   46,800,000

                                                                              --------------

Total                                                                            108,138,000

--------------------------------------------------------------------------------------------


COMPUTERS & OFFICE EQUIPMENT (10.5%)

Automatic Data

  Processing                                            300,000                   15,813,000

Brocade Communications

  Systems                                               500,000(b)                10,985,000

Cisco Systems                                         2,000,000(b)                28,540,000

Dell Computer                                           850,000(b)                20,986,500

EMC                                                     900,000(b)                 9,810,000

Intl Business Machines                                  400,000                   39,248,000

Microsoft                                             1,500,000(b)                87,510,000

SAP ADR                                                 500,000(c)                17,085,000

Siebel Systems                                          500,000(b)                13,880,000

State Street                                            450,000                   22,815,000

Sun Microsystems                                      1,200,000(b)                10,212,000

VERITAS Software                                        325,000(b)                11,534,250

                                                                              --------------

Total                                                                            288,418,750

--------------------------------------------------------------------------------------------


ELECTRONICS (5.9%)

Applied Materials                                       650,000(b)                28,255,500

Intel                                                 2,000,000                   57,160,000

Jabil Circuit                                         1,000,000(b)                18,650,000

Micron Technology                                       650,000(b)                20,897,500

Taiwan Semiconductor

  Mfg ADR                                             1,100,000(b,c)              17,875,000

Texas Instruments                                       650,000                   19,077,500

                                                                              --------------

Total                                                                            161,915,500

--------------------------------------------------------------------------------------------



ENERGY (8.2%)

Apache                                                  450,000               $   23,737,500

ChevronTexaco                                           400,000                   33,776,000

Exxon Mobil                                           2,200,000                   90,860,000

Kerr-McGee                                              650,000                   35,938,500

Phillips Petroleum                                      700,000                   41,377,000

                                                                              --------------

Total                                                                            225,689,000

--------------------------------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES (0.6%)

Transocean Sedco Forex                                  600,000                   16,806,000

--------------------------------------------------------------------------------------------


FINANCIAL SERVICES (5.3%)

Citigroup                                             1,700,000                   76,925,000

Fannie Mae                                              250,000                   19,562,500

Merrill Lynch                                           500,000                   23,975,000

Morgan Stanley,

  Dean Witter & Co                                      500,000                   24,560,000

                                                                              --------------

Total                                                                            145,022,500

--------------------------------------------------------------------------------------------


FOOD (3.7%)

General Mills                                           700,000                   32,361,000

Hershey Foods                                           300,000                   21,195,000

Kraft Foods Cl A                                      1,200,000                   46,920,000

                                                                              --------------

Total                                                                            100,476,000

--------------------------------------------------------------------------------------------


HEALTH CARE (13.1%)

Abbott Laboratories                                     900,000                   50,895,000

American Home Products                                  900,000                   57,195,000

Genentech                                               500,000(b)                23,600,000

Immunex                                                 800,000(b)                22,992,000

Johnson & Johnson                                     1,300,000                   79,170,000

Medtronic                                               800,000                   35,632,000

Merck & Co                                              300,000                   18,399,000

Pfizer                                                1,800,000                   73,728,000

                                                                              --------------

Total                                                                            361,611,000

--------------------------------------------------------------------------------------------


HOUSEHOLD PRODUCTS (3.2%)

Colgate-Palmolive                                       400,000                   22,392,000

Gillette                                              1,400,000                   47,866,000

Procter & Gamble                                        200,000                   16,958,000

                                                                              --------------

Total                                                                             87,216,000

--------------------------------------------------------------------------------------------


INDUSTRIAL EQUIPMENT & SERVICES (2.9%)

Caterpillar                                             750,000                   41,632,500

Illinois Tool Works                                     500,000                   36,780,000

                                                                              --------------

Total                                                                             78,412,500

--------------------------------------------------------------------------------------------


INSURANCE (9.4%)

ACE                                                   1,200,000(c)                52,680,000

American Intl Group                                   1,000,000                   73,970,000

Everest Re Group                                        350,000(c)                25,497,500

Marsh & McLennan                                        500,000                   52,775,000

Montpelier Re Holdings                                  150,000(b,c,e)            15,000,000

XL Capital Cl A                                         400,000(c)                38,104,000

                                                                              --------------

Total                                                                            258,026,500

--------------------------------------------------------------------------------------------


LEISURE TIME & ENTERTAINMENT (2.1%)

AOL Time Warner                                       1,000,000(b)            $   24,800,000

Viacom Cl B                                             700,000(b)                32,585,000

                                                                              --------------

Total                                                                             57,385,000

--------------------------------------------------------------------------------------------


MEDIA (2.5%)

Comcast Cl A                                            400,000(b)                13,548,000

Univision Communications

  Cl A                                                  400,000(b)                16,496,000

USA Networks                                          1,300,000(b)                38,428,000

                                                                              --------------

Total                                                                             68,472,000

--------------------------------------------------------------------------------------------


METALS (4.3%)

Alcoa                                                   750,000                   28,177,500

Martin Marietta

  Materials                                           1,050,000                   43,837,500

Nucor                                                   800,000                   45,200,000

                                                                              --------------

Total                                                                            117,215,000

--------------------------------------------------------------------------------------------


MULTI-INDUSTRY CONGLOMERATES (6.7%)

General Electric                                      2,400,000                   92,400,000

Minnesota Mining

  & Mfg                                                 500,000                   58,965,000

Tyco Intl                                             1,100,000(c)                32,010,000

                                                                              --------------

Total                                                                            183,375,000

--------------------------------------------------------------------------------------------


RESTAURANTS & LODGING (1.1%)

Starwood Hotels &

  Resorts Worldwide                                     850,000                   30,600,000

--------------------------------------------------------------------------------------------


RETAIL (6.0%)

Gap                                                     500,000                    5,985,000

Home Depot                                              900,000                   45,000,000

Target                                                1,100,000                   46,090,000

Wal-Mart Stores                                       1,100,000                   68,211,000

                                                                              --------------

Total                                                                            165,286,000

--------------------------------------------------------------------------------------------


TRANSPORTATION (1.3%)

FedEx                                                   600,000(b)                34,716,000

--------------------------------------------------------------------------------------------


UTILITIES -- ELECTRIC (2.8%)

Dominion Resources                                      700,000                   40,796,000

Duke Energy                                           1,000,000                   35,300,000

                                                                              --------------

Total                                                                             76,096,000

--------------------------------------------------------------------------------------------


UTILITIES -- TELEPHONE (3.9%)

AT&T                                                  2,500,000                   38,850,000

Liberty Media Cl A                                    1,900,000(b)                24,320,000

SBC Communications                                    1,125,000                   42,570,000

                                                                              --------------

Total                                                                            105,740,000

--------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS

(Cost: $2,853,350,871)                                                        $2,802,442,750

                                                                              --------------



See accompanying notes to investments in securities.



SHORT-TERM SECURITIES (6.8%)


ISSUER                                       ANNUALIZED       AMOUNT             VALUE(a)

                                            YIELD ON DATE   PAYABLE AT

                                             OF PURCHASE     MATURITY



U.S. GOVERNMENT AGENCIES (4.9%)

Federal Home Loan Bank Disc Nts

    03-06-02                                    1.70%       $13,400,000       $   13,396,453

    03-13-02                                    1.66          9,700,000            9,694,538

    03-22-02                                    1.60         25,000,000           24,975,115

Federal Home Loan Mtge Corp Disc Nts

    03-12-02                                    1.59         20,300,000           20,289,241

    03-26-02                                    1.74         11,800,000           11,785,171

    04-23-02                                    1.75         13,900,000           13,863,617

Federal Natl Mtge Assn Disc Nts

    03-25-02                                    1.71         20,000,000           19,976,250

    04-03-02                                    1.72         20,000,000           19,969,288

                                                                              --------------

Total                                                                            133,949,673

--------------------------------------------------------------------------------------------


COMMERCIAL PAPER (1.9%)

Duke Energy

    03-01-02                                    1.90%       $ 2,100,000       $    2,099,889

Emerson Electric

    03-07-02                                    1.78          2,000,000(d)         1,999,308

Gannett

    03-18-02                                    1.77          5,600,000(d)         5,595,044

Morgan Stanley, Dean Witter & Co

    03-08-02                                    1.80          4,600,000            4,598,160

    03-12-02                                    1.73          5,500,000            5,496,609

    03-25-02                                    1.79          4,100,000            4,094,903

    03-26-02                                    1.79         14,900,000           14,880,738

Nordea North America

    04-02-02                                    1.68          4,100,000            4,092,859

Toyota Motor Credit

    03-04-02                                    1.78          4,100,000            4,099,189

Unilever Capital

    04-18-02                                    1.77          4,700,000(d)         4,688,677

                                                                              --------------

Total                                                                             51,645,376

--------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES

(Cost: $185,603,035)                                                          $  185,595,049

--------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES

(Cost: $3,038,953,906)(f)                                                     $2,988,037,799

============================================================================================



NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.


(b) Non-income producing.


(c) Foreign security values are stated in U.S. dollars. As of Feb. 28, 2002,

    the value of foreign securities represented 8.0% of net assets.


(d) Commercial paper sold within terms of a private placement memorandum,

    exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.


(e) Identifies issues considered to be illiquid as to their marketability

    (see Note 1 to the financial statements). Information concerning such security holdings at Feb. 28, 2002, is as follows:





    SECURITY                             ACQUISITION               COST

                                            DATE

--------------------------------------------------------------------------------


    Montpelier Re Holdings               12-10-01                $15,000,000




(f) At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $3,038,954,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:





    Unrealized appreciation                                  $ 261,462,000

    Unrealized depreciation                                   (312,378,000)

-----------------------------------------------------------------------------

    Net unrealized depreciation                              $ (50,916,000)

-----------------------------------------------------------------------------


INVESTMENTS IN SECURITIES

AXP VP - CASH MANAGEMENT FUND

FEB. 28, 2002 (UNAUDITED)


(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)





U.S. GOVERNMENT AGENCIES (24.2%)


ISSUER                                       ANNUALIZED     AMOUNT             VALUE(a)

                                           YIELD ON DATE  PAYABLE AT

                                            OF PURCHASE    MATURITY


Federal Home Loan Bank Disc Nts

    03-08-02                                    3.19%     $ 6,000,000      $    5,996,278

    03-15-02                                    1.57       11,600,000          11,592,918

    04-19-02                                    1.74        7,000,000           6,983,469

    05-01-02                                    1.77        2,000,000           1,994,036

    05-15-02                                    1.74        6,600,000           6,576,213

    06-19-02                                    1.82        4,700,000           4,674,006

Federal Home Loan Mtge Corp Disc Nts

    03-01-02                                    2.34        5,000,000           5,000,000

    03-05-02                                    1.67        5,000,000           4,999,072

    03-07-02                                    1.81        5,800,000           5,798,255

    03-15-02                                    2.02        4,300,000           4,296,622

    03-25-02                                    1.58        2,000,000           1,997,893

    04-16-02                                    1.74        8,800,000           8,780,435

    04-25-02                                    1.69        4,300,000           4,288,898

    04-25-02                                    1.73        4,200,000           4,188,899

    05-23-02                                    1.77        5,000,000           4,979,711

    05-23-02                                    1.91        4,000,000           3,982,478

    06-07-02                                    1.78        4,000,000           3,980,727

    06-20-02                                    1.83        9,600,000           9,546,128

    06-26-02                                    1.77        2,000,000           1,988,560

    07-01-02                                    1.79        3,000,000           2,981,903

Federal Natl Mtge Assn Disc Nts

    03-07-02                                    3.35        5,000,000           4,997,208

    04-10-02                                    1.67        5,000,000           4,990,722

    04-24-02                                    1.70        3,200,000           3,191,840

    05-01-02                                    1.73        2,500,000           2,492,693

    05-01-02                                    1.75        3,000,000           2,991,155

    05-07-02                                    1.75        5,000,000           4,983,808

    05-08-02                                    1.77        2,500,000           2,491,689

    05-16-02                                    1.74        5,000,000           4,981,739

    05-22-02                                    1.76       12,900,000          12,848,579

    05-29-02                                    1.78        6,000,000           5,973,745

    05-30-02                                    1.80        7,500,000           7,466,438

    06-06-02                                    1.82        5,000,000           4,975,548

    06-07-02                                    1.76        4,000,000           3,980,944

    06-13-02                                    1.72        5,300,000           5,273,818

    06-13-02                                    1.74        5,800,000           5,771,013

    06-13-02                                    1.80        4,000,000           3,979,316

    06-18-02                                    1.84        2,500,000           2,486,148

    06-20-02                                    1.82       20,300,000          20,186,709

    06-20-02                                    1.83       11,000,000          10,938,272

    06-27-02                                    1.85        5,000,000           4,969,844

    06-27-02                                    1.86       16,400,000          16,300,821

    07-03-02                                    1.75        3,600,000           3,578,424

    07-10-02                                    1.76        8,800,000           8,744,121

Student Loan Marketing Assn Disc Nts

    06-28-02                                    1.81        7,800,000           7,753,590

    06-28-02                                    1.82        5,000,000           4,970,085

-----------------------------------------------------------------------------------------


TOTAL U.S. GOVERNMENT AGENCIES

(Cost: $265,944,770)                                                          265,944,770

-----------------------------------------------------------------------------------------


CERTIFICATES OF DEPOSIT (10.8%)


Abbey Natl Yankee

    06-14-02                                    1.86%     $ 3,000,000      $    3,000,000

Banque Nationale de Paris Yankee

    04-08-02                                    1.85        3,000,000           3,000,000

    04-10-02                                    1.84        5,000,000           5,000,000

    05-30-02                                    2.14        4,000,000           4,000,000

    06-05-02                                    1.83        3,000,000           3,000,000

    06-07-02                                    1.98        5,000,000           5,000,000

    06-11-02                                    1.77        5,000,000           5,000,000

    06-11-02                                    1.83        3,000,000           3,000,000

    06-17-02                                    1.70        5,000,000           5,000,000

    06-25-02                                    1.85        2,800,000           2,800,000

    07-09-02                                    1.85        2,000,000           2,000,000

Canadian Imperial Bank Yankee

    05-29-02                                    1.81        5,000,000           5,000,000

Credit Agricole Indosuez Yankee

    06-10-02                                    1.78        4,200,000           4,200,000

    06-11-02                                    1.79        5,000,000           5,000,000

    06-24-02                                    1.76        5,000,000           5,000,000

    06-25-02                                    1.85        2,300,000           2,300,000

    06-27-02                                    1.84        3,000,000           3,000,000

Dresdner Bank Yankee

    04-04-02                                    2.00        2,000,000           2,000,000

    04-11-02                                    1.90        5,000,000           5,000,000

    05-02-02                                    1.80        5,000,000           5,000,000

    06-25-02                                    1.80        5,000,000           5,000,000

Toronto Dominion Bank Yankee

    05-17-02                                    1.81        5,000,000           5,000,000

Westdeutsche Landesbank Yankee

    04-26-02                                    2.14        4,000,000           4,000,000

    05-06-02                                    1.87        3,000,000           3,000,000

    05-28-02                                    2.12        3,600,000           3,600,000

    06-12-02                                    1.78        5,000,000           5,000,000

    06-12-02                                    1.86        5,000,000           5,000,000

    06-21-02                                    1.72        4,500,000           4,500,000

    06-24-02                                    1.78        3,200,000           3,200,000

    06-25-02                                    1.83        2,800,000           2,800,000

-----------------------------------------------------------------------------------------


TOTAL CERTIFICATES OF DEPOSIT

(Cost: $118,400,000)                                                       $  118,400,000

-----------------------------------------------------------------------------------------


COMMERCIAL PAPER (65.1%)


BANKS AND SAVINGS & LOANS (13.0%)

Abbey Natl North America

    03-14-02                                    2.23%     $10,000,000      $    9,991,948

    04-18-02                                    2.11        3,000,000           2,991,600

    05-16-02                                    2.07        4,000,000           3,982,604

    06-05-02                                    1.75        3,000,000           2,986,080

    06-14-02                                    1.64        8,400,000           8,360,065

    06-14-02                                    1.67        3,000,000           2,985,475

    06-14-02                                    1.86        2,500,000           2,486,510

ANZ (Delaware)

    05-28-02                                    1.81        7,100,000           7,068,760

Commerzbank U.S. Finance

    03-11-02                                    1.80        7,400,000           7,396,300

    03-13-02                                    1.81        5,000,000           4,996,983

    03-20-02                                    2.52        6,600,000           6,591,222

    03-20-02                                    2.72        3,000,000           2,995,693

    04-01-02                                    1.85        5,000,000           4,992,035

    04-03-02                                    1.77        2,300,000           2,296,268

    04-08-02                                    1.76        5,000,000           4,990,711

    05-01-02                                    1.86        5,000,000           4,984,326

    07-08-02                                    1.83        6,000,000           5,960,870

Credit Agricole Indosuez

    03-05-02                                    2.06        5,000,000           4,998,856

    05-29-02                                    2.13        4,000,000           3,979,036

Deutsche Bank Financial

    04-23-02                                    1.80        5,000,000           4,986,750

ING U.S. Funding

    05-09-02                                    1.81        5,000,000           4,982,750

Societe Generale North America

    03-12-02                                    1.84        3,000,000           2,998,313

    04-15-02                                    1.65        5,000,000           4,989,688

    06-06-02                                    1.98        1,000,000             994,692

    06-24-02                                    1.84        2,300,000           2,286,555

Westpac Capital

    04-15-02                                    2.24        4,900,000           4,886,341

    04-17-02                                    2.25        4,500,000           4,486,840

    05-28-02                                    1.87        2,000,000           1,990,907

    05-28-02                                    1.96        6,000,000           5,971,400

    06-05-02                                    1.98        5,000,000           4,973,733

    06-14-02                                    1.77        5,000,000           4,974,333

                                                                           --------------

Total                                                                         143,557,644

-----------------------------------------------------------------------------------------

BROKER DEALERS (4.1%)

Goldman Sachs Group

    03-04-02                                    2.00        2,300,000           2,299,617

    03-21-02                                    1.94        3,000,000(c)        3,000,000

    04-09-02                                    1.85        5,000,000           4,989,979

    07-01-02                                    1.89        7,500,000           7,452,344

    07-02-02                                    1.83        2,500,000           2,484,454

    07-16-02                                    1.89        2,500,000           2,482,161

    12-12-02                                    1.81        2,000,000(c)        2,000,000



See accompanying notes to investments in securities.



ISSUER                                       ANNUALIZED     AMOUNT             VALUE(a)

                                           YIELD ON DATE  PAYABLE AT

                                            OF PURCHASE    MATURITY



BROKER DEALERS (CONT.)

Merrill Lynch

    03-05-03                                    1.08%     $ 2,000,000(c)   $    2,000,000

Morgan Stanley, Dean Witter & Co

    03-25-02                                    1.79        5,700,000           5,693,198

    03-26-02                                    1.79        5,000,000           4,993,785

    05-09-02                                    1.84        2,500,000           2,491,231

    05-14-02                                    1.81        5,000,000           4,981,500

                                                                           --------------

Total                                                                          44,868,269

-----------------------------------------------------------------------------------------


COMMERCIAL FINANCE (0.4%)

Nestle Capital

    04-24-02                                    2.25        4,500,000           4,484,880

-----------------------------------------------------------------------------------------


ENERGY (0.5%)

Chevron Transport

    04-04-02                                    1.81        3,000,000(b)        2,994,871

Chevron UK Investment

    05-07-02                                    1.82        2,000,000(b)        1,993,263

                                                                           --------------

Total                                                                           4,988,134

-----------------------------------------------------------------------------------------



FINANCIAL SERVICES (24.9%)

AEGON Funding

    03-01-02                                    2.44        5,000,000(b)        5,000,000

    04-18-02                                    2.26        5,000,000(b)        4,985,000

Caterpillar Financial Services

    03-19-02                                    2.03        5,000,000           4,994,925

    03-27-02                                    1.86        2,500,000           2,496,642

    06-04-02                                    1.82       12,400,000          12,340,773

    06-10-02                                    1.87        3,000,000           2,984,345

Dexia Bank (Delaware)

    04-05-02                                    1.81        5,000,000           4,991,201

    04-10-02                                    1.70        6,100,000           6,088,478

    05-06-02                                    1.81        4,600,000           4,584,820

    05-06-02                                    1.82        3,000,000           2,990,045

    06-03-02                                    1.82        2,000,000           1,990,548

    06-04-02                                    1.86        5,400,000           5,373,638

    06-04-02                                    1.87        5,000,000           4,975,458

    06-04-02                                    1.94        6,100,000           6,068,932

    06-10-02                                    1.87        2,000,000           1,989,563

Falcon Asset

    03-26-02                                    1.81        4,000,000(b)        3,994,972

    03-28-02                                    1.80        2,000,000(b)        1,997,300

    04-04-02                                    1.80        4,000,000(b)        3,993,200

Household Finance

    03-01-02                                    1.83        9,400,000           9,400,000

    03-08-02                                    1.81        9,600,000           9,596,621

    03-11-02                                    1.80        3,000,000           2,998,500

    03-13-02                                    1.80        4,000,000           3,997,600

    04-22-02                                    1.83        4,000,000           3,989,427

    05-31-02                                    1.78        3,000,000           2,986,578

Intl Lease Finance

    03-11-02                                    2.00%     $ 2,000,000      $    1,998,889

    03-15-02                                    2.36        2,000,000           1,998,164

    04-01-02                                    2.46        1,000,000             997,890

    04-05-02                                    2.11        3,000,000           2,993,846

    04-09-02                                    1.80        5,000,000           4,990,250

    04-15-02                                    1.80        5,000,000           4,988,750

    04-16-02                                    1.82        5,000,000           4,988,372

    04-23-02                                    2.08        4,000,000           3,987,810

    05-17-02                                    1.83        5,000,000           4,980,536

    06-17-02                                    1.83        5,000,000           4,972,700

Nordea North America

    03-11-02                                    1.85        5,000,000           4,997,431

    04-29-02                                    2.01        4,000,000           3,986,889

    05-02-02                                    1.79        5,000,000           4,984,672

    05-13-02                                    1.82       10,000,000           9,963,297

    05-20-02                                    2.09        3,500,000           3,483,822

    06-03-02                                    1.86        2,000,000           1,990,339

    06-12-02                                    1.78        5,000,000           4,974,679

    06-12-02                                    1.90        5,000,000           4,972,963

    06-17-02                                    1.67        3,000,000           2,985,060

Sheffield Receivables

    03-13-02                                    1.80        4,300,000(b)        4,297,420

    04-30-02                                    1.84        3,000,000(b)        2,990,850

    07-19-02                                    2.22        2,000,000(b)        1,982,889

Southern Co Funding

    03-21-02                                    1.79        2,300,000(b)        2,297,713

    03-21-02                                    1.86        9,100,000(b)        9,090,597

    04-02-02                                    1.80        7,100,000(b)        7,088,640

    05-13-02                                    1.83        5,000,000(b)        4,981,547

Tyco Capital

    05-08-02                                    1.81        5,000,000           4,983,000

Variable Funding Capital

    03-13-02                                    1.84        5,000,000(b)        4,996,933

    05-07-02                                    1.81        3,000,000(b)        2,989,950

Verizon Global Funding

    03-14-02                                    2.46        5,000,000(b)        4,995,558

    04-02-02                                    2.48        5,000,000(b)        4,989,022

    04-02-02                                    2.49        5,000,000(b)        4,988,978

    04-03-02                                    2.50        5,000,000(b)        4,988,588

    06-26-02                                    2.18        4,000,000(b)        3,971,920

    06-26-02                                    2.25        3,000,000(b)        2,978,258

Verizon Network Funding

    06-18-02                                    1.86        2,000,000           1,988,797

    06-18-02                                    1.99        5,000,000           4,970,025

    06-28-02                                    1.88        1,000,000             993,819

                                                                           --------------

Total                                                                         274,609,429

-----------------------------------------------------------------------------------------


HOUSEHOLD PRODUCTS (0.9%)

Gillette

    04-22-02                                    2.19        5,000,000(b)        4,984,256

    05-13-02                                    1.81        5,000,000(b)        4,981,750

                                                                           --------------

Total                                                                           9,966,006

-----------------------------------------------------------------------------------------



MEDIA (0.5%)

Gannett

    04-04-02                                    1.80%     $ 5,300,000(b)   $    5,290,990

-----------------------------------------------------------------------------------------


MISCELLANEOUS (13.0%)

Alpine Securitization

    03-21-02                                    1.80        3,000,000(b)        2,997,000

Amsterdam Funding

    04-03-02                                    1.83        2,500,000(b)        2,495,806

    04-24-02                                    1.80        2,800,000(b)        2,792,440

    05-22-02                                    1.83        4,400,000(b)        4,381,760

Barton Capital

    04-04-02                                    1.80        1,000,000(b)          998,300

    04-05-02                                    1.81        4,400,000(b)        4,392,257

Charta

    03-05-02                                    1.65        1,000,000(b)          999,817

    03-06-02                                    1.75        6,000,000(b)        5,998,542

    03-27-02                                    1.80        3,000,000(b)        2,996,100

CIT Group Holdings

    03-04-02                                    2.05        3,000,000           2,999,488

Corporate Receivables

    04-18-02                                    1.80        2,800,000(b)        2,793,280

    04-24-02                                    1.80        5,000,000(b)        4,986,500

    05-02-02                                    1.81        2,000,000(b)        1,993,800

CXC

    05-02-02                                    1.84        2,500,000(b)        2,492,121

    05-14-02                                    2.01        3,000,000(b)        2,987,667

Delaware Funding

    03-22-02                                    1.80        2,300,000(b)        2,297,585

    03-28-02                                    1.82        5,000,000(b)        4,993,175

    05-16-02                                    1.83        3,000,000(b)        2,988,473

Edison Asset Securitization

    04-01-02                                    1.80        3,000,000(b)        2,995,350

    04-11-02                                    1.81        4,300,000(b)        4,291,136

    04-12-02                                    1.81        3,000,000(b)        2,993,665

Enterprise Funding

    04-30-02                                    1.82       10,000,000(b)        9,969,832

Fleet Funding

    04-01-02                                    1.80        5,000,000(b)        4,992,250

    04-02-02                                    1.80        3,000,000(b)        2,995,200

Kitty Hawk Funding

    03-18-02                                    1.80        2,000,000(b)        1,998,300

    03-20-02                                    1.80        2,300,000(b)        2,297,815

    03-20-02                                    2.47        5,000,000(b)        4,993,482

Old Line Funding

    03-15-02                                    1.65        1,000,000(b)          999,358

    04-22-02                                    1.80        5,000,000(b)        4,987,000

    04-24-02                                    1.80        2,800,000(b)        2,792,440

Park Avenue Receivables

    03-14-02                                    1.80        3,000,000(b)        2,998,050

    03-19-02                                    1.80        3,000,000(b)        2,997,300

    04-12-02                                    1.81        4,000,000(b)        3,991,553



See accompanying notes to investments in securities.




ISSUER                                       ANNUALIZED     AMOUNT             VALUE(a)

                                           YIELD ON DATE  PAYABLE AT

                                            OF PURCHASE    MATURITY


MISCELLANEOUS (CONT.)

Preferred Receivables

    03-06-02                                    1.81%     $ 3,000,000(b)   $    2,999,246

    04-01-02                                    1.80        5,000,000(b)        4,992,250

Receivables Capital

    05-10-02                                    1.90        2,000,000(b)        1,992,650

    05-10-02                                    2.07        4,500,000(b)        4,481,975

Three Rivers Funding

    03-04-02                                    1.81        3,000,000(b)        2,999,548

    03-18-02                                    1.80        3,800,000(b)        3,796,770

Windmill Funding

    03-20-02                                    1.75        3,000,000(b)        2,997,229

    04-04-02                                    1.80        3,300,000(b)        3,294,390

    05-01-02                                    1.82        2,000,000(b)        1,993,866

                                                                           --------------

Total                                                                         142,424,766

-----------------------------------------------------------------------------------------


MULTI-INDUSTRY CONGLOMERATES (1.9%)

GE Capital Intl Funding

    03-06-02                                    2.33%     $ 2,000,000(b)   $    1,999,353

    04-05-02                                    1.73        3,000,000(b)        2,994,954

    04-19-02                                    1.80        5,000,000(b)        4,987,749

    05-08-02                                    1.82        3,000,000(b)        2,989,743

General Electric Capital

    07-09-02                                    1.82        3,000,000           2,980,392

General Electric Capital Services

    04-12-02                                    1.81        4,500,000           4,490,498

                                                                           --------------

Total                                                                          20,442,689

-----------------------------------------------------------------------------------------


UTILITIES -- ELECTRIC (4.8%)

Duke Energy

    03-01-02                                    1.90%     $ 3,500,000      $    3,500,000

Natl Rural Utilities

    03-04-02                                    1.71        5,000,000           4,999,288

    03-04-02                                    1.80        3,000,000           2,999,550

    03-06-02                                    1.75        3,200,000           3,199,222

    03-08-02                                    1.86        5,000,000           4,998,192

    03-11-02                                    1.81        7,500,000           7,496,229

    03-12-02                                    1.83        2,500,000           2,498,602

    04-08-02                                    1.85        8,000,000           7,984,378

UBS Finance (Delaware)

    06-03-02                                    2.01        2,000,000           1,989,556

    06-06-02                                    1.79        5,000,000           4,976,019

    06-13-02                                    1.85        8,000,000           7,957,475

                                                                           --------------

Total                                                                          52,598,511

-----------------------------------------------------------------------------------------


UTILITIES -- TELEPHONE (1.0%)

SBC Communications

    05-03-02                                    2.00        4,000,000(b)        3,986,070

    05-03-02                                    2.09        2,500,000(b)        2,490,900

    05-06-02                                    2.07        5,000,000(b)        4,981,117

                                                                           --------------

Total                                                                          11,458,087

-----------------------------------------------------------------------------------------


TOTAL COMMERCIAL PAPER

(Cost: $714,689,405)                                                       $  714,689,405

-----------------------------------------------------------------------------------------


TOTAL INVESTMENTS IN SECURITIES

(Cost: $1,099,034,175)(d)                                                  $1,099,034,175

=========================================================================================



NOTES TO INVESTMENTS IN SECURITIES


(a) Securities are valued by procedures described in Note 1 to the financial statements.


(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other

    "accredited investors." This security has been determined to be liquid under guidelines established by the board.


(c) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2002.


(d) Also represents the cost of securities for federal income tax purposes at

    Feb. 28, 2002.

INVESTMENTS IN SECURITIES

AXP VP - DIVERSIFIED EQUITY INCOME FUND


FEB. 28, 2002 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)





COMMON STOCKS (95.1%)

ISSUER                                          SHARES         VALUE(a)


AEROSPACE & DEFENSE (0.9%)

Goodrich                                         64,217      $  1,916,877

-------------------------------------------------------------------------


AIRLINES (1.0%)

AMR                                              80,900(b)      2,111,490

-------------------------------------------------------------------------


AUTOMOTIVE & RELATED (2.0%)

Eaton                                            21,318         1,721,215

General Motors                                   45,914         2,424,260

                                                             ------------

Total                                                           4,145,475

-------------------------------------------------------------------------


BANKS AND SAVINGS & LOANS (1.8%)

FleetBoston Financial                            30,473         1,017,189

J.P. Morgan Chase                                34,420         1,006,785

Washington Mutual                                52,310         1,701,644

                                                             ------------

Total                                                           3,725,618

-------------------------------------------------------------------------


BEVERAGES & TOBACCO (0.7%)

Philip Morris                                    28,077         1,478,535

-------------------------------------------------------------------------


BUILDING MATERIALS & CONSTRUCTION (1.8%)

Fluor                                            34,055         1,291,025

Hanson ADR                                       73,594(c)      2,460,983

                                                             ------------

Total                                                           3,752,008

-------------------------------------------------------------------------


CHEMICALS (1.5%)

Dow Chemical                                     97,911         3,062,656

-------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT & SERVICES (1.3%)

Verizon Communications                           54,486         2,549,945

-------------------------------------------------------------------------


COMPUTERS & OFFICE EQUIPMENT (1.0%)

Pitney Bowes                                     36,209         1,510,640

Solectron                                        60,067(b)        496,754

                                                             ------------

Total                                                           2,007,394

-------------------------------------------------------------------------


ELECTRONICS (0.3%)

Thomas & Betts                                   31,500           601,650

-------------------------------------------------------------------------


ENERGY (10.3%)

BP ADR                                           34,530(c)      1,710,962

ChevronTexaco                                    48,054         4,057,680

Conoco                                          156,199         4,320,464

Kerr-McGee                                       59,528         3,291,303

Marathon Oil                                    113,600         3,124,000

Phillips Petroleum                               49,800         2,943,678

Unocal                                           33,700         1,210,841

                                                             ------------

Total                                                          20,658,928

-------------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES (4.4%)

McDermott Intl                                  212,650(b)      3,045,148

Pioneer Natural

  Resources                                     128,081(b)      2,538,565

Tidewater                                        87,649         3,416,558

                                                             ------------

Total                                                           9,000,271

-------------------------------------------------------------------------


FINANCIAL SERVICES (5.2%)

Citigroup                                        22,761      $  1,029,935

Lehman Brothers

  Holdings                                      104,223         5,888,600

Morgan Stanley,

  Dean Witter & Co                               73,168         3,594,012

                                                             ------------

Total                                                          10,512,547

-------------------------------------------------------------------------


FOOD (4.4%)

Archer-Daniels-Midland                           79,990         1,107,862

ConAgra Foods                                    91,000         2,130,310

Heinz (HJ)                                       11,949           487,161

Kellogg                                          15,800           545,890

SUPERVALU                                       176,135         4,570,702

                                                             ------------

Total                                                           8,841,925

-------------------------------------------------------------------------


FURNITURE & APPLIANCES (1.7%)

Whirlpool                                        45,578         3,422,908

-------------------------------------------------------------------------


HEALTH CARE (2.0%)

Merck & Co                                       34,000         2,085,220

Schering-Plough                                  58,300         2,010,767

                                                             ------------

Total                                                           4,095,987

-------------------------------------------------------------------------


HEALTH CARE SERVICES (0.8%)

PacifiCare Health

  Systems                                       113,684(b)      1,676,839

-------------------------------------------------------------------------


INDUSTRIAL EQUIPMENT & SERVICES (7.4%)

Caterpillar                                      48,066         2,668,144

Illinois Tool Works                              32,719         2,406,810

Ingersoll-Rand Cl A                             111,390         5,569,499

Parker-Hannifin                                  53,630         2,671,847

Tomkins ADR                                     119,100(c)      1,676,928

                                                             ------------

Total                                                          14,993,228

-------------------------------------------------------------------------


INSURANCE (12.7%)

Aon                                              80,382         2,783,629

Chubb                                             9,632           723,748

CIGNA                                            39,151         3,511,846

Jefferson-Pilot                                  39,548         1,999,942

Lincoln Natl                                     39,615         2,028,684

Loews                                            59,556         3,473,901

SAFECO                                           84,522         2,869,522

St. Paul Companies                               46,400         2,268,960

Torchmark                                        52,366         2,104,590

XL Capital Cl A                                  40,886(c)      3,894,801

                                                             ------------

Total                                                          25,659,623

-------------------------------------------------------------------------


LEISURE TIME & ENTERTAINMENT (1.0%)

Royal Caribbean Cruises                         112,800         2,084,544

-------------------------------------------------------------------------


MEDIA (2.0%)

Donnelley (RR) & Sons                            41,811         1,196,213

Knight-Ridder                                    43,003         2,898,402

                                                             ------------

Total                                                           4,094,615

-------------------------------------------------------------------------


METALS (1.8%)

Alcoa                                            74,017      $  2,780,818

Martin Marietta

  Materials                                      22,969           958,956

                                                             ------------

Total                                                           3,739,774

-------------------------------------------------------------------------


MULTI-INDUSTRY CONGLOMERATES (8.8%)

Crane                                            50,722         1,239,138

Diebold                                          60,490         2,207,885

Dover                                            33,141         1,311,389

Eastman Kodak                                    69,731         2,196,527

General Electric                                 51,900         1,998,150

Honeywell Intl                                   66,400         2,531,169

Textron                                          45,095         2,143,365

Tyco Intl                                        21,723(c)        632,139

Xerox                                           144,600         1,404,066

YORK Intl                                        65,531         2,293,585

                                                             ------------

Total                                                          17,957,413

-------------------------------------------------------------------------


PAPER & PACKAGING (2.4%)

Abitibi-Consolidated                            178,750(c)      1,530,100

Intl Paper                                       76,590         3,350,813

                                                             ------------

Total                                                           4,880,913

-------------------------------------------------------------------------


REAL ESTATE INVESTMENT TRUST (2.6%)

Crescent Real Estate

  Equities                                      141,687         2,551,782

Equity Residential

  Properties Trust                               60,190         1,622,121

JDN Realty                                       85,172         1,044,209

                                                             ------------

Total                                                           5,218,112

-------------------------------------------------------------------------


RESTAURANTS & LODGING (0.6%)

Starwood Hotels &

  Resorts Worldwide                              32,400         1,166,400

-------------------------------------------------------------------------


RETAIL (1.9%)

Albertson's                                      69,841         2,113,389

Charming Shoppes                                240,300(b)      1,811,862

                                                             ------------

Total                                                           3,925,251

-------------------------------------------------------------------------


TEXTILES & APPAREL (1.0%)

Kellwood                                         82,558         1,996,252

-------------------------------------------------------------------------


TRANSPORTATION (1.9%)

Burlington Northern

  Santa Fe                                      133,220         3,866,044

-------------------------------------------------------------------------


UTILITIES -- ELECTRIC (4.5%)

Calpine                                          61,200(b)        449,820

CMS Energy                                       42,600           928,680

Dominion Resources                               44,647         2,602,027

Duke Energy                                      62,600         2,209,780

Exelon                                           60,000         2,956,800

                                                             ------------

Total                                                           9,147,107

-------------------------------------------------------------------------



See accompanying notes to investments in securities.




ISSUER                                          SHARES         VALUE(a)


UTILITIES -- GAS (2.0%)

El Paso                                          24,741      $    966,878

Ocean Energy                                     51,136           933,232

Williams Companies                              138,800         2,144,460

                                                             ------------

Total                                                           4,044,570

-------------------------------------------------------------------------


UTILITIES -- TELEPHONE (3.4%)

AT&T                                            148,500         2,307,690

Liberty Media Cl A                               82,444(b)      1,055,283

SBC Communications                               46,361         1,754,300

Sprint (FON Group)                              128,600         1,811,974

                                                             ------------

Total                                                           6,929,247

-------------------------------------------------------------------------


TOTAL COMMON STOCKS

(Cost: $191,332,980)                                         $193,264,146

-------------------------------------------------------------------------


PREFERRED STOCK (0.3%)

Xerox

  7.50% Cv                                        9,000(d)   $    587,250

-------------------------------------------------------------------------


TOTAL PREFERRED STOCK

(Cost: $450,000)                                             $    587,250

-------------------------------------------------------------------------



SHORT-TERM SECURITIES (7.5%)


ISSUER           ANNUALIZED                     AMOUNT         VALUE(a)

                YIELD ON DATE                 PAYABLE AT

                 OF PURCHASE                   MATURITY


U.S. GOVERNMENT AGENCIES

Federal Home Loan Bank Disc Nts

    03-13-02        1.66%                     $1,900,000     $  1,898,930

    03-15-02        1.56                         500,000          499,676

    03-20-02        1.57                       1,400,000        1,398,852

    03-27-02        1.74                       2,000,000        1,997,389

Federal Home Loan Mtge Corp Disc Nts

    04-09-02        1.75                       1,800,000        1,796,500

    04-23-02        1.75                       2,000,000        1,994,765

Federal Natl Mtge Assn Disc Nts

    03-07-02        1.79                         200,000          199,937

    03-08-02        1.71                       1,500,000        1,499,430

    03-22-02        1.58                         500,000          499,533

    04-03-02        1.67                         800,000          798,772

    04-15-02        1.72                         800,000          798,281

    04-17-02        1.72                       1,800,000        1,796,165

-------------------------------------------------------------------------


TOTAL SHORT-TERM SECURITIES

(Cost: $15,178,428)                                          $ 15,178,230

-------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES

(Cost: $206,961,408)(e)                                      $209,029,626

=========================================================================



NOTES TO INVESTMENTS IN SECURITIES


(a) Securities are valued by procedures described in Note 1 to the financial statements.


(b) Non-income producing.


(c) Foreign security values are stated in U.S. dollars. As of Feb. 28, 2002,

    the value of foreign securities represented 5.9% of net assets.


(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.


(e) At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $206,961,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:





    Unrealized appreciation                                      $11,843,000

    Unrealized depreciation                                       (9,774,000)

--------------------------------------------------------------------------------

    Net unrealized appreciation                                  $ 2,069,000

--------------------------------------------------------------------------------


INVESTMENTS IN SECURITIES

AXP VP - EMERGING MARKETS FUND

FEB. 28, 2002 (UNAUDITED)


(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)





COMMON STOCKS (91.7%)(c)


ISSUER                                         SHARES        VALUE(a)


BRAZIL (7.0%)

BEVERAGES & TOBACCO (1.0%)

Companhia de Bebidas

  das Americas ADR                               3,883      $   78,126

----------------------------------------------------------------------


ENERGY (3.0%)

Petroleo Brasileiro                              9,018         222,487

----------------------------------------------------------------------


METALS (0.3%)

Companhia Siderurgica

  Nacional                                   1,168,000          21,211

----------------------------------------------------------------------


PAPER & PACKAGING (1.2%)

Aracruz Celulose ADR                             4,201          87,381

----------------------------------------------------------------------


UTILITIES -- TELEPHONE (1.5%)

Tele Norte Leste

  Participacoes ADR                              2,483          37,617

Telemar Norte Leste

  SA                                         2,873,000(b)       74,170

                                                            ----------

Total                                                          111,787

----------------------------------------------------------------------


CHILE (2.2%)

UTILITIES -- ELECTRIC (1.2%)

Empresa Nacional de

  Electricidad                                   8,928          86,602

----------------------------------------------------------------------


UTILITIES -- TELEPHONE (1.0%)

Compania de

  Telecomunicaciones

  de Chile ADR                                   5,140(b)       71,960

----------------------------------------------------------------------


CHINA (1.2%)

UTILITIES -- ELECTRIC

Beijing Datang Power

  Generation Cl H                              238,000          90,784

----------------------------------------------------------------------


HONG KONG (2.6%)

COMMUNICATIONS EQUIPMENT & SERVICES

China Mobile                                    50,500(b)      145,686

China Unicom                                    52,000(b)       50,004

                                                            ----------

Total                                                          195,690

----------------------------------------------------------------------


HUNGARY (0.9%)

ENERGY

MOL Magyar Olaj-es

  Gazipari GDR                                   3,498          66,287

----------------------------------------------------------------------


INDIA (7.4%)

BANKS AND SAVINGS & LOANS (0.9%)

HDFC Bank ADR                                    4,300(b)       69,230

----------------------------------------------------------------------


BEVERAGES & TOBACCO (1.0%)

ITC GDR                                          4,724          72,377

----------------------------------------------------------------------


BUILDING MATERIALS & CONSTRUCTION (1.1%)

Associated Cement                               24,934          83,659

----------------------------------------------------------------------


HEALTH CARE (2.0%)

Cipla Limited                                    3,303      $   68,151

Ranbaxy Laboratories                             4,815          80,969

                                                            ----------

Total                                                          149,120

----------------------------------------------------------------------


HOUSEHOLD PRODUCTS (1.3%)

Hindustan Lever                                 19,211          98,480

----------------------------------------------------------------------


LEISURE TIME & ENTERTAINMENT (1.1%)

Hero Honda Motors                               11,350          80,438

----------------------------------------------------------------------


ISRAEL (3.4%)

COMMUNICATIONS EQUIPMENT & SERVICES (0.4%)

Partner Communications

  ADR                                            6,661(b)       33,039

----------------------------------------------------------------------


COMPUTERS & OFFICE EQUIPMENT (1.2%)

Check Point Software

  Technologies                                   3,290(b)       91,857

----------------------------------------------------------------------


HEALTH CARE (1.0%)

Teva Pharmaceutical

  Inds ADR                                       1,359          77,504

----------------------------------------------------------------------


MULTI-INDUSTRY CONGLOMERATES (0.8%)

IDB Development                                  2,300(b)       56,338

----------------------------------------------------------------------


KOREA (19.1%)

AUTOMOTIVE & RELATED (1.2%)

Hyundai Motor                                    3,127          85,975

----------------------------------------------------------------------


BANKS AND SAVINGS & LOANS (6.0%)

Kookmin Bank New                                 6,876         300,718

Shinhan Financial Group                         10,930(b)      147,781

                                                            ----------

Total                                                          448,499

----------------------------------------------------------------------


BEVERAGES & TOBACCO (3.1%)

Hite Brewery                                     2,300         137,246

Korea Tobacco &

   Ginseng GDR                                  15,024(d)       92,247

                                                            ----------

Total                                                          229,493

----------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT & SERVICES (2.1%)

SK Telecom                                         780         153,184

----------------------------------------------------------------------


ELECTRONICS (4.7%)

Samsung Electro Mechanics 2,140                 95,046

Samsung Electronics                                980         253,902

                                                            ----------

Total                                                          348,948

----------------------------------------------------------------------


METALS (1.0%)

Pohang Iron & Steel                                670          74,141

----------------------------------------------------------------------


RETAIL (1.0%)

Shinsegae                                          560          77,408

----------------------------------------------------------------------


MALAYSIA (5.0%)

AUTOMOTIVE & RELATED (0.7%)

Perusahaan Otomobil

  Nasional Berhad                               21,000      $   53,053

----------------------------------------------------------------------


BANKS AND SAVINGS & LOANS (1.5%)

Malayan Banking                                 48,400         110,174

----------------------------------------------------------------------


INDUSTRIAL EQUIPMENT & SERVICES (1.3%)

Sime Darby Berhad                               75,000          98,289

----------------------------------------------------------------------


LEISURE TIME & ENTERTAINMENT (1.5%)

Tanjong Public                                  47,000         113,171

----------------------------------------------------------------------


MEXICO (11.2%)

BEVERAGES & TOBACCO (1.5%)

Grupo Modelo Series C                           46,280         110,969

----------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT & SERVICES (2.0%)

America Movil ADR Cl L                           8,447         152,891

----------------------------------------------------------------------


FINANCIAL SERVICES (2.4%)

Grupo Financiero BBVA

  Bancomer Cl O                                168,642(b)      175,594

----------------------------------------------------------------------


MEDIA (1.6%)

Grupo Televisa                                   2,770(b)      119,387

----------------------------------------------------------------------


UTILITIES -- TELEPHONE (3.7%)

Telefonos de Mexico

  ADR Cl L                                       7,206         275,918

----------------------------------------------------------------------


PERU (1.0%)

METALS

Compania de Minas

  Buenaventura ADR                               2,854          73,947

----------------------------------------------------------------------


POLAND (1.5%)

BANKS AND SAVINGS & LOANS

Bank Polska Kasa Opieki                          4,589(b)      112,885

----------------------------------------------------------------------


RUSSIA (5.1%)

COMMUNICATIONS EQUIPMENT & SERVICES (1.0%)

Vimpel-Communications

  ADR                                            2,610(b)       77,230

----------------------------------------------------------------------


ENERGY (2.8%)

YUKOS ADR                                        2,000         204,900

----------------------------------------------------------------------


UTILITIES -- ELECTRIC (1.3%)

RAO Unified Energy Systems ADR                   6,653          99,794

----------------------------------------------------------------------



See accompanying notes to investments in securities.




ISSUER                                         SHARES        VALUE(a)


SINGAPORE (2.5%)

BANKS AND SAVINGS & LOANS (1.5%)

DBS Group Holdings                               5,000      $   36,847

United Overseas Bank                            10,000          75,877

                                                            ----------

Total                                                          112,724

----------------------------------------------------------------------


TRANSPORTATION (1.0%)

Keppel                                          33,000          74,218

----------------------------------------------------------------------


SOUTH AFRICA (2.8%)

COMMUNICATIONS EQUIPMENT & SERVICES (0.7%)

M-cell                                          42,600          49,202

----------------------------------------------------------------------


METALS (2.1%)

Gold Fields                                     10,000          86,449

Impala Platinum Holdings                         1,412          73,387

                                                            ----------

Total                                                          159,836

----------------------------------------------------------------------


SOUTH KOREA (1.0%)

ELECTRONICS

Samsung Electronics                                630          72,570

----------------------------------------------------------------------


TAIWAN (10.7%)

COMPUTERS & OFFICE EQUIPMENT (1.9%)

Asustek Computer GDR                            29,000(d)      140,650

----------------------------------------------------------------------


ELECTRONICS (8.8%)

Compal Electronics                              20,750(d)      135,949

Hon Hai Precision Inds

  GDR                                           13,308(d)      126,426

Realtek Semiconductor                            6,000(b,d)    111,000

Taiwan Semiconductor

  Mfg ADR                                       12,434(b)      202,053

United Microelectronics

  ADR                                            9,800(b)       82,810

                                                            ----------

Total                                                          658,238

----------------------------------------------------------------------


THAILAND (1.8%)

BANKS AND SAVINGS & LOANS (0.7%)

Bangkok Bank                                    32,900(b)   $   50,818

----------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES (1.1%)

PTT Exploration                                 31,400          82,632

----------------------------------------------------------------------


TURKEY (1.6%)

BANKS AND SAVINGS & LOANS (0.8%)

Yapi Kredit Finance                          24,928,832         59,865

----------------------------------------------------------------------


MULTI-INDUSTRY CONGLOMERATES (0.8%)

Koc Holding                                  2,915,000          60,598

----------------------------------------------------------------------


UNITED KINGDOM (3.8%)

METALS

Anglo American Place                            12,330         209,448

BHP Billiton                                    12,870          72,813

                                                            ----------

Total                                                          282,261

----------------------------------------------------------------------


TOTAL COMMON STOCKS

(Cost: $6,118,378)                                          $6,843,819

----------------------------------------------------------------------


PREFERRED STOCK (1.7%)(c)

BRAZIL

Banco Itau                                   1,443,000(b)   $  123,563


----------------------------------------------------------------------

TOTAL PREFERRED STOCK

(Cost: $107,573)                                             $ 123,563

----------------------------------------------------------------------




SHORT-TERM SECURITY (2.7%)

ISSUER                      ANNUALIZED        AMOUNT          VALUE(a)

                          YIELD ON DATE    PAYABLE AT

                           OF PURCHASE      MATURITY



U.S. GOVERNMENT AGENCY

Federal Natl Mtge Assn Disc Nt

    03-22-02                  1.58%          $200,000       $  199,813

----------------------------------------------------------------------


TOTAL SHORT-TERM SECURITY

(Cost: $199,816)                                            $  199,813

----------------------------------------------------------------------


TOTAL INVESTMENTS IN SECURITIES

(Cost: $6,425,767)(e)                                       $7,167,195

======================================================================



NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.


(b) Non-income producing.


(c) Foreign security values are stated in U.S. dollars.


(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.


(e) At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $6,426,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:




     Unrealized appreciation                                     $ 943,000

     Unrealized depreciation                                      (202,000)

--------------------------------------------------------------------------------

     Net unrealized appreciation                                 $ 741,000

--------------------------------------------------------------------------------


INVESTMENTS IN SECURITIES

AXP VP - EQUITY SELECT FUND

FEB. 28, 2002 (UNAUDITED)


(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)




COMMON STOCKS (96.9%)


ISSUER                                          SHARES          VALUE(a)


AIRLINES (0.9%)

Skywest                                           12,850      $   326,390

-------------------------------------------------------------------------


CHEMICALS (3.1%)

Sigma-Aldrich                                     24,586        1,120,876

-------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT & SERVICES (0.5%)

Finisar                                           29,922(b)       182,524

-------------------------------------------------------------------------


COMPUTERS & OFFICE EQUIPMENT (18.0%)

Acxiom                                            29,995(b)       437,927

Advent Software                                    5,342(b)       259,140

BMC Software                                      37,418(b)       600,559

Dendrite Intl                                     27,805(b)       301,128

DST Systems                                        7,460(b)       311,007

Fair, Isaac & Co                                  12,818          786,384

Fiserv                                            32,083(b)     1,371,228

Intuit                                             9,676(b)       366,624

Investors Financial

  Services                                         5,341          371,093

Manugistics Group                                 24,565(b)       318,362

McData Cl B                                       15,012(b)       240,192

SunGard Data Systems                              37,500(b)     1,157,626

                                                              -----------

Total                                                           6,521,270

-------------------------------------------------------------------------


ELECTRONICS (7.7%)

American Power

 Conversion                                       29,950(b)       392,046

Maxim Integrated

  Products                                        21,390(b)       978,806

Micrel                                             8,897(b)       178,652

Microchip Technology                              19,308(b)       659,947

Novellus Systems                                  10,680(b)       454,861

PMC-Sierra                                         7,265(b)       106,142

                                                              -----------

Total                                                           2,770,454

-------------------------------------------------------------------------


ENERGY (5.8%)

Apache                                             6,383          336,703

Murphy Oil                                        10,680          920,403

Newfield Exploration                              10,739(b)       389,718

Pogo Producing                                    17,092          461,484

                                                              -----------

Total                                                           2,108,308

-------------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES (1.4%)

Ensco Intl                                        10,672          271,816

Tidewater                                          5,844          227,799

                                                              -----------

Total                                                             499,615

-------------------------------------------------------------------------


FINANCIAL SERVICES (4.3%)

Legg Mason                                        12,874      $   674,855

Paychex                                           23,512          868,768

                                                              -----------

Total                                                           1,543,623

-------------------------------------------------------------------------


FOOD (0.6%)

Performance Food Group                             5,346(b)       199,352

-------------------------------------------------------------------------


HEALTH CARE (14.6%)

Apogent Technologies                              18,209(b)       437,198

Applera-Applied

  Biosystem Group                                 13,880          313,688

Biogen                                             9,678(b)       514,386

Biomet                                            34,275        1,047,445

Diagnostic Products                               16,074          576,253

IDEC Pharmaceuticals                               9,676(b)       607,846

Immunex                                           20,356(b)       585,031

Invitrogen                                         8,466(b)       386,388

MedImmune                                          9,673(b)       398,818

Techne                                            14,428(b)       426,203

                                                              -----------

Total                                                           5,293,256

-------------------------------------------------------------------------


HEALTH CARE SERVICES (6.6%)

AmerisourceBergen                                  3,224          218,265

Express Scripts Cl A                              12,289(b)       636,202

First Health Group                                11,786(b)       270,842

Health Management

  Associates Cl A                                 42,750(b)       754,537

Lincare Holdings                                  19,247(b)       484,255

                                                              -----------

Total                                                           2,364,101

-------------------------------------------------------------------------


INDUSTRIAL EQUIPMENT & SERVICES (5.0%)

Cintas                                            19,241          852,184

Fastenal                                          12,845          960,035

                                                              -----------

Total                                                           1,812,219

-------------------------------------------------------------------------


MEDIA (5.1%)

Catalina Marketing                                16,592(b)       598,639

Univision Communications

   Cl A                                           16,066(b)       662,562

Westwood One                                      16,070(b)       574,824

                                                              -----------

Total                                                           1,836,025

-------------------------------------------------------------------------


METALS (1.2%)

Martin Marietta Materials                         10,677          445,765

-------------------------------------------------------------------------


MULTI-INDUSTRY CONGLOMERATES (4.5%)

Danaher                                            8,566      $   575,892

DeVry                                             14,992(b)       485,441

Robert Half Intl                                  21,369(b)       555,808

                                                              -----------

Total                                                           1,617,141

-------------------------------------------------------------------------


RESTAURANTS & LODGING (6.7%)

Brinker Intl                                      27,850(b)       956,369

Cheesecake Factory (The)                          28,948(b)       987,416

Starbucks                                         20,314(b)       467,425

                                                              -----------

Total                                                           2,411,210

-------------------------------------------------------------------------


RETAIL (10.8%)

99 Cents Only Stores                              16,065(b)       547,817

Copart                                             8,066(b)       140,268

GameStop                                           2,300(b)        43,930

PETCO Animal Supplies                              1,700(b)        34,425

Whole Foods Market                                40,650(b)     1,806,892

Williams-Sonoma                                   28,913(b)     1,311,204

                                                              -----------

Total                                                           3,884,536

-------------------------------------------------------------------------

TOTAL COMMON STOCKS

(Cost: $33,426,729)                                           $34,936,665

-------------------------------------------------------------------------



SHORT-TERM SECURITIES (4.2%)


ISSUER                        ANNUALIZED         AMOUNT         VALUE(a)

                            YIELD ON DATE      PAYABLE AT

                             OF PURCHASE        MATURITY


U.S. GOVERNMENT AGENCIES

Federal Home Loan Bank Disc Nts

    03-01-02                    1.73%           $200,000      $   199,990

    03-22-02                    1.70             700,000          699,273

Federal Home Loan Mtge Corp Disc Nt

    03-05-02                    1.69             600,000          599,859

-------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES

(Cost: $1,499,193)                                            $ 1,499,122

-------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES

(Cost: $34,925,922)(c)                                        $36,435,787

=========================================================================



Notes to investments in securities


(a) Securities are valued by procedures described in Note 1 to the financial statements.


(b) Non-income producing.


(c) At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $34,926,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:




    Unrealized appreciation                                    $ 2,712,000

    Unrealized depreciation                                     (1,202,000)

--------------------------------------------------------------------------------

    Net unrealized appreciation                                $ 1,510,000

--------------------------------------------------------------------------------


INVESTMENTS IN SECURITIES

AXP VP - EXTRA INCOME FUND

FEB. 28, 2002 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)





BONDS (82.7%)


ISSUER          COUPON      PRINCIPAL      VALUE(a)

                 RATE        AMOUNT


GOVERNMENT OBLIGATIONS & AGENCIES (0.9%)

Federal Republic of Brazil

  (U.S. Dollar)

    04-15-14     8.00%   $1,539,263(c)   $1,252,575

Republic of Panama

  (U.S. Dollar)

    02-08-11     9.63     2,500,000(c)    2,656,250

    07-23-12     9.38     1,250,000(c)    1,296,875

                                        -----------

Total                                     5,205,700

---------------------------------------------------


AEROSPACE & DEFENSE (0.8%)

Alliant Techsystems

  Company Guaranty

    05-15-11     8.50     2,150,000       2,300,500

Sequa

  Sr Nts

    08-01-09     9.00     2,500,000       2,456,250

                                        -----------

Total                                     4,756,750

---------------------------------------------------


AUTOMOTIVE & RELATED (0.8%)

Advance Stores

  Sr Sub Nts

    04-15-08    10.25     1,615,000(d)    1,699,788

ArvinMeritor

    03-01-12     8.75     2,200,000       2,259,136

CSK Auto

  Sr Nts

    06-15-06    12.00       670,000(d)      696,800

                                        -----------

Total                                     4,655,724

---------------------------------------------------


BEVERAGES & TOBACCO (0.2%)

Constellation Brands

  Sr Sub Nts Series B

    01-15-12     8.13     1,425,000       1,478,438

---------------------------------------------------


BUILDING MATERIALS & CONSTRUCTION (5.0%)

Collins & Aikman Floor Cover

  Sr Sub Nts

    02-15-10     9.75     3,530,000(d)    3,644,725

Louisiana Pacific

  Sr Nts

    11-15-08    10.88     4,850,000       4,874,250

    08-15-10     8.88       680,000         676,741

  Sr Sub Nts

    08-15-05     8.50     3,165,000       3,176,476

Nortek

  Sr Nts Series B

    03-15-07     9.25       600,000         618,750

    09-01-07     9.13     3,800,000       3,899,750

  Sr Sub Nts Series B

    06-15-11     9.88     3,460,000       3,529,200

Schuler Homes

  Company Guaranty

    07-15-11    10.50%   $4,430,000      $4,762,250

Tyco Intl Group

  (U.S. Dollar) Company Guaranty

    08-01-03     4.95     1,000,000(c)      940,559

WCI Communities

  Company Guaranty

    02-15-11    10.63     3,775,000       4,039,250

                                        -----------

Total                                    30,161,951

---------------------------------------------------


CHEMICALS (8.0%)

Allied Waste North America

  Company Guaranty Series B

    01-01-09     7.88     5,650,000       5,565,249

    08-01-09    10.00     9,115,000       9,274,512

  Sr Nts

    12-01-08     8.50     3,500,000(d)    3,570,000

Equistar Chemical/Funding

  Company Guaranty

    09-01-08    10.13     5,300,000       5,300,000

Huntsman ICI Chemicals LLC

  Company Guaranty

    07-01-09    10.13     3,850,000       3,388,000

IMC Global

  Company Guaranty Series B

    06-01-08    10.88     4,210,000       4,588,900

    06-01-11    11.25     2,195,000       2,381,575

Lyondell Chemical

    12-15-08     9.50     2,585,000(d)    2,597,925

  Series B

    05-01-07     9.88     2,700,000       2,740,500

  Sr Sub Nts

    05-01-09    10.88       380,000         361,000

MacDermid

    07-15-11     9.13     2,490,000       2,589,600

Noveon

  Company Guaranty Series B

    02-28-11    11.00     2,035,000       2,149,469

Resolution Performance

  Sr Sub Nts

    11-15-10    13.50     2,475,000       2,772,000

Sterling Chemicals

  Company Guaranty Series B

    07-15-06    12.38     2,400,000(b)    1,848,000

                                        -----------

Total                                    49,126,730

---------------------------------------------------


COMMERCIAL FINANCE (0.6%)

Advance Holding

  Zero Coupon Series B

    04-15-03    16.60     3,900,000(h)    3,568,500

---------------------------------------------------


COMMUNICATIONS EQUIPMENT & SERVICES (6.8%)

Alamosa Delaware

  Company Guaranty

    02-01-11    12.50%   $1,650,000      $1,188,000

    08-15-11    13.63     2,015,000       1,531,400

American Cellular

  Company Guaranty

    10-15-09     9.50     1,200,000         972,000

Birch Telecom

  Sr Nts

    06-15-08    14.00     3,000,000(b)       30,000

Cable Satisfaction Intl

  (U.S. Dollar)

    03-01-10    12.75     3,365,000(c)    1,951,700

EchoStar Broadband

  Sr Nts

    10-01-07    10.38       200,000         210,500

EchoStar DBS

  Sr Nts

    01-15-09     9.13     4,415,000(d)    4,475,706

    02-01-09     9.38     5,150,000       5,291,625

Fairpoint Communications

  Sr Sub Nts Series B

    05-01-08     9.50       540,000         464,400

Global Telesystems

  (U.S. Dollar) Sr Nts

    12-15-07    11.50     4,150,000(b,c)     15,563

    06-15-08    10.88     2,700,000(b,c)     10,125

Horizon PCS

  Sr Nts

    06-15-11    13.75     2,500,000(d)    1,775,000

  Zero Coupon Company Guaranty

    10-01-05    15.18     5,925,000(h)    1,688,625

NATG Holdings LLC/Orius Capital

  Company Guaranty Series B

    02-01-10    12.75     4,600,000(b)      138,000

Nextel Communications

  Sr Nts

    02-01-11     9.50     3,595,000       2,210,925

Price Communications Wireless

  Company Guaranty Series B

    12-15-06     9.13     5,300,000       5,353,000

Rural Cellular

  Sr Sub Nts

    01-15-10     9.75     3,600,000(d)    2,916,000

  Sr Sub Nts Series B

    05-15-08     9.63     6,345,000       5,076,000

US Unwired

  Zero Coupon Company Guaranty Series B

    11-01-04    11.37     4,675,000(h,l)  2,547,875

Western Wireless

  Sr Sub Nts

    02-01-07    10.50     4,250,000       3,570,000

                                        -----------

Total                                    41,416,444

---------------------------------------------------



              See accompanying notes to investments in securities.




ISSUER          COUPON      PRINCIPAL      VALUE(a)

                 RATE        AMOUNT


ENERGY (3.8%)

Calpine Canada Energy Finance

  (U.S. Dollar) Company Guaranty

    05-01-08     8.50%   $8,580,000(c)   $6,177,728

Chesapeake Energy

  Company Guaranty

    04-01-11     8.13       600,000         588,000

  Sr Nts Series B

    03-15-12     8.50     1,200,000       1,179,000

Energy Corp of America

  Sr Sub Nts Series A

    05-15-07     9.50     3,550,000       2,418,438

Grant Prideco

  Company Guaranty Series B

    12-01-07     9.63     2,350,000       2,350,000

Hanover Equipment Trust

  Sr Nts

    09-01-08     8.50     2,950,000(d)    2,979,500

    09-01-11     8.75     4,085,000(d)    4,105,424

Ocean Energy

  Company Guaranty Series B

    07-01-08     8.38     2,750,000       2,928,833

Westport Resources

  Company Guaranty

    11-01-11     8.25       585,000(d)      586,463

                                        -----------

Total                                    23,313,386

---------------------------------------------------


ENERGY EQUIPMENT & SERVICES (0.4%)

Hanover Compressor

  Cv

    03-15-08     4.75       700,000         549,500

Key Energy Services

  Sr Nts

    03-01-08     8.38     1,695,000(i)    1,720,425

                                        -----------

Total                                     2,269,925

---------------------------------------------------


FINANCIAL SERVICES (1.6%)

LaBranche

  Sr Nts

    08-15-04     9.50     2,660,000       2,826,356

  Sr Sub Nts

    03-02-07    12.00     4,700,000       5,405,000

Tyco Capital

    08-15-05     7.25     1,250,000       1,217,104

                                        -----------

Total                                     9,448,460

---------------------------------------------------


FOOD (0.6%)

Aurora Foods

  Sr Sub Nts Series B

    07-01-08     8.75     1,000,000         935,000

  Sr Sub Nts Series D

    02-15-07     9.88     1,720,000       1,694,200

RAB Enterprises

  Company Guaranty

    05-01-05    10.50     2,400,000         840,000

                                        -----------

Total                                     3,469,200

---------------------------------------------------


FURNITURE & APPLIANCES (1.6%)

Falcon Products

  Company Guaranty Series B

    06-15-09    11.38%   $3,355,000      $2,985,950

Interface

  Company Guaranty

    04-01-08     7.30     2,670,000       2,443,050

  Sr Nts

    02-01-10    10.38     2,715,000(d)    2,823,600

Sealy Mattress

  Company Guaranty Series C

    12-15-07     9.88     1,660,000       1,643,400

                                        -----------

Total                                     9,896,000

---------------------------------------------------


HEALTH CARE SERVICES (3.1%)

Alliance Imaging

  Sr Sub Nts

    04-15-11    10.38     1,475,000       1,570,875

Clarent Hospital

  Sr Nts

    08-15-05    11.50     1,608,000(l)    1,608,000

Hanger Orthopedic Group

  Sr Nts

    02-15-09    10.38     2,460,000(d)    2,533,800

Insight Healthcare Services

  Sr Sub Nts

    11-01-11     9.88     1,010,000(d)    1,040,300

Magellan Health Services

  Sr Nts

    11-15-07     9.38     2,000,000(d)    1,950,000

  Sr Sub Nts

    02-15-08     9.00     2,715,000       2,239,875

Paracelsus Healthcare

  Sr Sub Nts

    08-15-06    10.00     4,385,000(b,j)         --

Triad Hospitals

  Company Guaranty

    05-01-09     8.75     4,810,000       5,122,650

Vanguard Health Systems

  Company Guaranty

    08-01-11     9.75     2,825,000       2,952,125

                                        -----------

Total                                    19,017,625

---------------------------------------------------


HOUSEHOLD PRODUCTS (1.6%)

Revlon Consumer Products

  Sr Nts

    12-01-05    12.00     8,195,000(d)    7,867,200

    02-01-06     8.13     2,500,000       1,600,000

                                        -----------

Total                                     9,467,200

---------------------------------------------------


INDUSTRIAL EQUIPMENT & SERVICES (1.2%)

Blount

  Company Guaranty

    06-15-05     7.00     1,800,000       1,485,000

Motors & Gears

  Sr Nts Series D

    11-15-06    10.75     2,455,000       2,319,975

Terex

  Company Guaranty Series B

    04-01-11    10.38%   $1,000,000      $1,075,000

  Sr Sub Nts

    07-15-11     9.25     2,390,000(d)    2,461,700

                                        -----------

Total                                     7,341,675

---------------------------------------------------


INSURANCE (0.4%)

Americo Life

  Sr Sub Nts

    06-01-05     9.25     2,725,000       2,718,188

---------------------------------------------------


LEISURE TIME & ENTERTAINMENT (7.9%)

Alliance Atlantis Communications

  (U.S. Dollar) Sr Sub Nts

    12-15-09    13.00     2,700,000(c)    2,997,000

AMC Entertainment

  Sr Sub Nts

    02-01-11     9.50     1,900,000       1,776,500

    02-01-12     9.88     4,150,000(d)    3,973,625

Ameristar Casinos

  Company Guaranty

    02-15-09    10.75     2,270,000       2,508,350

Carmike Cinemas

    02-01-09    10.38     1,500,000       1,320,000

Choctaw Resort Development Enterprises

  Sr Nts

    04-01-09     9.25       805,000         829,150

Cinemark USA

  Sr Sub Nts Series B

    08-01-08     8.50       775,000         697,500

    08-01-08     9.63     2,565,000       2,455,988

Coast Hotels & Casino

  Company Guaranty

    04-01-09     9.50     5,000,000       5,287,499

Hammons (JQ) Hotels

  1st Mtge

    02-15-04     8.88     5,350,000       5,323,249

MGM Mirage

  Company Guaranty

    06-01-07     9.75     1,000,000       1,083,750

    09-15-10     8.50     3,500,000       3,705,482

Mohegan Tribal Gaming

  Sr Sub Nts

    07-01-11     8.38     1,375,000       1,409,375

    04-01-12     8.00     1,400,000(d)    1,401,750

Regal Cinemas

  Company Guaranty

    02-01-12     9.38     1,730,000(d)    1,786,225

Six Flags

  Sr Nts

    06-15-07     9.75     3,050,000       3,160,563

    02-01-09     9.50     1,200,000       1,240,500

    02-01-10     8.88     1,750,000(l)    1,745,625



              See accompanying notes to investments in securities.




ISSUER          COUPON      PRINCIPAL      VALUE(a)

                 RATE        AMOUNT


Station Casinos

  Sr Sub Nts

    07-01-10     9.88%   $1,965,000      $2,102,550

Trump Atlantic City Assn/Funding

  1st Mtge Company Guaranty

    05-01-06    11.25       820,000         557,600

United Artists Theatre

    07-01-15     9.30     1,025,181         840,649

  Series 1995A

    07-01-15     9.30     2,464,048       2,020,520

                                        -----------

Total                                    48,223,450

---------------------------------------------------


MEDIA (13.2%)

Adelphia Communications

  Sr Nts

    11-01-06    10.25     6,300,000       6,489,000

    10-01-10    10.88       750,000         795,000

American Media Operation

  Sr Sub Nts

    05-01-09    10.25     2,200,000(d)    2,241,250

Australis Holdings Property

  (U.S. Dollar) Sr Disc Nts

    11-01-02    15.00     2,260,000(b,c)        226

Australis Media

  (U.S. Dollar)

    05-15-03    15.75     4,500,000(b,c,j)       --

  (U.S. Dollar) Sr Disc Nts

    05-15-03    15.75        47,958(b,c,j)       --

CanWest Media

  (U.S. Dollar) Sub Sr Nts

    05-15-11    10.63     1,720,000(c)    1,883,400

Charter Communications Holdings LLC

  Sr Nts

    04-01-07     8.25     2,065,000       1,879,150

Charter Communications

Holdings LLC/Capital

  Sr Nts

    04-01-09    10.00     1,435,000       1,391,950

    10-01-09    10.75     2,600,000       2,600,000

    11-15-09     9.63     2,500,000(d)    2,400,000

    11-15-09     9.63     1,155,000       1,108,800

    01-15-10    10.25     1,650,000       1,608,750

  Zero Coupon Sr Disc Nts

    04-01-04    14.16     2,350,000(h)    1,645,000

    01-15-07    12.13     8,440,000(d,h)  4,599,800

Coaxial Communications/Phoenix

  Company Guaranty

    08-15-06    10.00     4,495,000       4,495,000

Corus Entertainment

  (U.S. Dollar) Sr Sub Nts

    03-01-12     8.75     2,210,000(c,d)  2,259,946

Cumulus Media

  Company Guaranty

    07-01-08    10.38     5,525,000       5,856,500

Diamond Cable Communications

  (U.S. Dollar) Sr Disc Nts

    12-15-05    11.75%   $1,600,000(c)     $536,000

    02-15-07    10.75     2,970,000(c)    1,009,800

MDC

  (U.S. Dollar) Sr Sub Nts

    12-01-06    10.50     5,090,000(c)    3,919,300

Mediacom Broadband LLC

  Company Guaranty

    07-15-13    11.00       950,000       1,040,250

Nexstar Finance LLC

  Company Guaranty

    04-01-08    12.00       853,000         882,855

Paxson Communications

  Company Guaranty

    07-15-08    10.75     1,560,000       1,684,800

  Zero Coupon Sr Disc Nts

    01-15-06    12.25       465,000(d,h)    317,363

Pegasus Communications

  Sr Nts Series B

    10-15-05     9.63     4,280,000       3,210,000

Pegasus Media & Communications

  Series B

    07-01-05    12.50     3,930,000       3,537,000

Pegasus Satellite

  Sr Nts

    08-01-06    12.38     2,250,000       1,777,500

Quebecor Media

  (U.S. Dollar) Sr Nts

    07-15-11    11.13     6,250,000(c)    6,718,749

Radio Unica

  Zero Coupon Company Guaranty

    08-01-02    20.70       460,000(h)      188,600

Regional Independent Medical

  (U.S. Dollar) Sr Nts

    07-01-08    10.50     3,600,000(c)    3,708,000

Sinclair Broadcast Group

  Sr Sub Nts

    12-15-11     8.75     1,280,000(d)    1,344,000

Susquehanna Media

  Sr Sub Nts

    05-15-09     8.50       600,000         621,000

Telemundo Holdings

  Zero Coupon Sr Disc Nts Series D

    08-15-03    11.50     5,000,000(h)    4,625,000

TeleWest Communications

  (U.S. Dollar) Zero Coupon Sr Disc Nts

    04-15-04    14.61     3,050,000(c,h)  1,159,000

Veninfotel

  (U.S. Dollar) Cv Pay-in-kind

    03-01-02    10.00     1,407,100(c,g,l)1,407,100

XM Satellite Radio

    03-15-10    14.00     3,000,000       2,160,000

                                        -----------

Total                                    81,100,089

---------------------------------------------------


METALS (1.6%)

AK Steel

  Sr Nts

    12-15-06     9.13%   $2,550,000      $2,652,000

Compass Minerals Group

  Sr Sub Nts

    08-15-11    10.00       645,000(d)      677,250

Great Lakes Carbon

  Company Guaranty Pay-in-kind Series B

    05-15-08    10.25     6,209,000(g)    3,725,400

Neenah

  Sr Sub Nts Series B

    05-01-07    11.13     1,830,000         750,300

WCI Steel

  Sr Nts Series B

    12-01-04    10.00     4,405,000       2,026,300

                                        -----------

Total                                     9,831,250

---------------------------------------------------


MISCELLANEOUS (5.7%)

Advanced Glassfiber Yarn

  Sr Sub Nts

    01-15-09     9.88     1,600,000         592,000

Centaur Mining & Exploration

  (U.S. Dollar) Company Guaranty

    12-01-07    11.00     1,500,000(b,c)     75,000

Consolidated Container LLC/

Consolidated Container

    07-15-09    10.13     1,110,000         710,400

Eott Energy Partners LP/Energy Finance

  Company Guaranty

    10-01-09    11.00     5,300,000       4,399,000

GT Group Telecom

  (U.S. Dollar)

    06-30-08     9.89     4,000,000(c)    2,600,000

ISG Resources

    04-15-08    10.00     3,440,000       3,044,400

Isle of Capri Casinos

  Company Guaranty

    04-15-09     8.75     3,800,000       3,800,000

Meritage

  Company Guaranty

    06-01-11     9.75     2,980,000       3,143,900

MSX Intl

  Company Guaranty

    01-15-08    11.38     2,460,000       1,891,125

Nationwide Credit

  Sr Nts Series A

    01-15-08    10.25     1,462,000(b)      434,945

Nextel Communications

  Series A

    12-20-07     4.40     3,937,500(i)    3,297,656

NSM Steel

  Company Guaranty

    02-01-06    12.00       779,610(b,d)    243,082

    02-01-08    12.25     1,200,000(b,d)    373,248



              See accompanying notes to investments in securities.




ISSUER          COUPON      PRINCIPAL      VALUE(a)

                 RATE        AMOUNT


Omega Cabinets

  Sr Sub Nts

    06-15-07    10.50%   $2,155,000      $2,262,750

Outsourcing Solutions

  Sr Sub Nts Series B

    11-01-06    11.00     4,590,000       3,878,550

Prime Succession Holding

  Cv Pay-in-kind

    08-29-04    14.25       171,069(g)      128,302

Resolution Performance

  Sr Sub Nts

    11-30-08    10.37     1,714,286(d)    1,714,286

Rural Cellular

  Series A

    04-03-08     6.00     2,504,342(l)    2,153,734

                                        -----------

Total                                    34,742,378

---------------------------------------------------


MULTI-INDUSTRY CONGLOMERATES (1.6%)

Jordan Inds

  Sr Nts

    08-01-07    10.38       800,000         464,000

  Sr Nts Series D

    08-01-07    10.38     8,590,000       4,982,200

Tyco Intl Group

  (U.S. Dollar) Company Guaranty

    06-15-05     6.38     1,000,000(c)      914,147

    02-15-06     6.38     2,340,000(c)    2,126,817

    08-01-06     5.80     1,600,000(c)    1,435,624

                                        -----------

Total                                     9,922,788

---------------------------------------------------


PAPER & PACKAGING (5.0%)

Berry Plastics

  Company Guaranty Series B

    07-15-07    11.00     1,450,000       1,493,500

  Company Guaranty Series C

    04-15-04    12.25     2,350,000       2,367,625

  Sr Sub Nts

    04-15-04    12.25     1,115,000       1,123,363

BPC Holding

  Sr Nts Series B

    06-15-06    12.50     2,316,813       2,270,477

Crown Paper

  Sr Sub Nts

    09-01-05    11.00     4,785,000(b)       47,850

Doman Inds

  (U.S. Dollar) Sr Nts Series B

    11-15-07     9.25     3,010,000(c)      692,300

Graphic Packaging

  Sr Sub Nts

    02-15-12     8.63     3,735,000(d)    3,865,725

Plastipak Holdings

  Sr Nts

    09-01-11    10.75     2,330,000(d)    2,504,750

Pliant

  Company Guaranty

    06-01-10    13.00       829,000         878,740


Riverwood Intl

  Company Guaranty

    04-01-06    10.25%   $1,100,000      $1,135,750

    08-01-07    10.63     2,485,000       2,646,525

    04-01-08    10.88     2,880,000       2,988,000

Silgan Holdings

  Sr Sub Deb

    06-01-09     9.00     4,845,000       5,014,574

Stone Container

  Sr Nts

    08-01-16    12.58     3,100,000       3,289,875

                                        -----------

Total                                    30,319,054

---------------------------------------------------


REAL ESTATE INVESTMENT TRUST (1.5%)

MeriStar Hospitality

  Company Guaranty

    01-15-08     9.00     3,025,000       3,009,875

    01-15-11     9.13     1,225,000       1,218,875

  Sr Sub Nts

    08-15-07     8.75       500,000         461,250

MeriStar Hospitality Operating Partnership Finance

  Sr Nts

    06-15-09    10.50     1,950,000(d)    2,047,500

RFS Partnership LP

  Company Guaranty

    03-01-12     9.75     2,500,000(d)    2,550,000

                                        -----------

Total                                     9,287,500

---------------------------------------------------


RESTAURANTS & LODGING (2.4%)

Extended Stay America

  Sr Sub Nts

    06-15-11     9.88     4,880,000       5,099,600

Park Place Entertainment

  Sr Sub Nts

    05-15-11     8.13     4,590,000       4,664,588

Prime Hospitality

  Sr Sub Nts Series B

    04-01-07     9.75     4,500,000       4,680,000

                                        -----------

Total                                    14,444,188

---------------------------------------------------


RETAIL (1.3%)

Dairy Mart Convenience Stores

  Sr Sub Nts

    03-15-04    10.25     3,850,000(b)    1,155,000

Flooring America

  Company Guaranty

    10-15-07     9.25     1,109,000(b)        1,109

Pathmark Stores

  Sr Sub Nts

    02-01-12     8.75     4,045,000(d)    4,191,631

Rite Aid

    01-15-07     7.13     3,550,000       2,360,750

                                        -----------

Total                                     7,708,490

---------------------------------------------------


TRANSPORTATION (0.6%)

American Architectural

  Company Guaranty

    12-01-07    11.75%   $1,600,000(b)     $240,000

Interpool

    08-01-07     7.20       940,000         860,100

    08-01-07     7.35     2,335,000       2,148,200

Transport Marit Mexico

  (U.S. Dollar) Sr Nts

    11-15-06    10.25       500,000(c)      405,000

                                        -----------

Total                                     3,653,300

---------------------------------------------------


UTILITIES -- ELECTRIC (2.2%)

Mirant Americas Generation

  Sr Nts

    05-01-11     8.30       550,000         467,500

Mirant Americas Generation LLC

  Sr Nts

    05-01-06     7.63    13,920,000      11,832,000

    10-01-08     7.20     1,000,000(d)      825,000

                                        -----------

Total                                    13,124,500

---------------------------------------------------


UTILITIES -- TELEPHONE (2.2%)

Adelphia Business Solutions

  Sr Nts Series B

    09-01-04    12.25     5,658,000(b)      678,960

Dobson Communications

  Sr Nts

    07-01-10    10.88     1,255,000       1,154,600

Dobson/Sygnet Communications

  Sr Nts

    12-15-08    12.25     4,300,000       4,042,000

Nextel Communications

  Sr Disc Nts

    10-31-07     9.75    12,350,000       7,039,500

PSINet

  Sr Nts

    12-01-06    10.50     5,850,000(b)      526,500

    08-01-09    11.00     1,000,000(b)       90,000

                                        -----------

Total                                    13,531,560

---------------------------------------------------


TOTAL BONDS

(Cost: $553,182,905)                   $503,200,443

---------------------------------------------------



              See accompanying notes to investments in securities.



COMMON STOCKS (0.1%)(b)


ISSUER                      SHARES         VALUE(a)


Aurora Foods                28,042(d)      $117,776

PhoneTel Technologies      149,580            6,357

Prime Succession Holdings  240,901          337,262

---------------------------------------------------


TOTAL COMMON STOCKS

(Cost: $4,093,950)                         $461,395

---------------------------------------------------



PREFERRED STOCKS & OTHER (11.0%)


ISSUER                      SHARES         VALUE(a)


Adelphia Communications

  13.00% Cm Series B        64,850       $6,874,100

Bestel

  Warrants                   1,000(b)        80,000

Cable Satisfaction Intl

  Warrants                   3,365(b,c)          34

Century Maintenance Supply

  13.25% Pay-in-kind

  Series C                  50,165(g)     4,514,850

Communications & Power Inds

  14.00% Series B           46,437        1,114,494

CSC Holdings

  11.13% Cm Series M       149,618       15,335,804

  11.75% Cm Series H        25,855        2,669,529

Dobson Communications

  13.00% Pay-in-kind         2,579(g)     2,192,150

Horizon PCS

  Warrants                   5,325(b)       159,750

Intermedia Communications

  13.50% Pay-in-kind

  Series B                  16,430(g)    15,773,206

IPCS

  Warrants                   3,155(b)      $135,665

Nextel Communications

  11.13% Pay-in-kind

  Series E                   2,944(g)       942,080

  13.00% Cm Pay-in-kind

  Series D                   5,806(g)     2,090,134

NSM Steel

  Warrants                 759,711(b,c,d)         1

NTL

  13.00% Pay-in-kind

  Series B                   5,296(g)       158,889

Pegasus Satellite

  12.75% Cm Pay-in-kind

  Series B                   2,483(g)     1,490,085

Rural Cellular

  12.25% Pay-in-kind         5,633(g)     2,816,500

SGW Holding

  Cm Pay-in-kind

  Series B                  17,327(b,g,l)    86,634

  Cv Series A                9,677(b,l)      19,354

  Warrants                     250(b,l)           3

UbiquiTel

  Warrants                   4,900(b)       156,800

Varde Fund V LP          5,000,000(b,e,l) 5,756,500

Wayland Investment

  Fund LLC               6,000,000(b,e,l) 4,554,360

XM Satellite Radio

  Warrants                   1,900(b)        38,000

XO Communications

  13.50% Pay-in-kind

  Series E                       1(g,j)          --

---------------------------------------------------


TOTAL PREFERRED STOCKS & OTHER

(Cost: $86,572,558)                     $66,958,922

---------------------------------------------------



SHORT-TERM SECURITIES (4.8%)(f)


ISSUER         ANNUALIZED      AMOUNT    VALUE(a)

                YIELD ON       PAYABLE

                 DATE OF         AT

                PURCHASE      MATURITY


U.S. GOVERNMENT AGENCIES (3.8%)

Federal Home Loan Bank Disc Nts

    03-22-02      1.60%       $700,000     $699,303

    04-03-02      1.71       1,700,000    1,697,390

    04-12-02      1.70       5,600,000    5,588,629

Federal Home Loan Mtge Corp Disc Nts

    03-05-02      1.70         300,000      299,929

    03-19-02      1.69       5,300,000    5,295,287

    04-02-02      1.74       6,800,000    6,789,153

Federal Natl Mtge Assn Disc Nt

    03-28-02      1.57       2,600,000    2,596,734

                                        -----------

Total                                    22,966,425

---------------------------------------------------


COMMERCIAL PAPER (1.0%)

Duke Energy

    03-01-02      1.90       4,300,000    4,299,773

Emerson Electric

    03-07-02      1.78       1,800,000(k) 1,799,377

                                        -----------

Total                                     6,099,150

---------------------------------------------------


TOTAL SHORT-TERM SECURITIES

(Cost: $29,066,941)                     $29,065,575

---------------------------------------------------


TOTAL INVESTMENTS IN SECURITIES

(Cost: $672,916,354)(m)                $599,686,335

===================================================



              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES


(a)  Securities are valued by procedures described in Note 1 to the financial statements.


(b)  Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.


(c)  Foreign security values are stated in U.S. dollars. For debt securities,

     principal amounts are denominated in the currency indicated. As of Feb. 28,

     2002, the value of foreign securities represented 7.9% of net assets.


(d)  Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.


(e)  The share amount for Limited Liability Companies (LLC) or Limited

     Partnerships (LP) represents capital contributions.


(f)  At Feb. 28, 2002, securities valued at $1,219,488 were held to cover open call options written as follows (see Note 8 to the financial statements):




    ISSUER                       NOTIONAL AMOUNT  EXERCISE PRICE    EXPIRATION DATE     VALUE(a)

    --------------------------------------------------------------------------------------------


    Brazil C Bonds May 2002

      30-year                       $1,540,000        $79.19           May 2002         $43,869



(g)  Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.


(h)  For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.


(i)  At Feb. 28, 2002, the cost of securities purchased, including interest purchased, on a when-issued basis was $4,890,113.


(j)  Negligible market value.


(k)  Commercial paper sold within terms of a private placement memorandum,

     exempt from registration under Section 4(2) of the Securities Act of 1933,

     as amended, and may be sold only to dealers in that program or other

     "accredited investors." This security has been determined to be liquid under guidelines established by the board.


(l)  Identifies issues considered to be illiquid as to their marketability (see

     Note 1 to the financial statements). Information concerning such security holdings at Feb. 28, 2002, is as follows:




    SECURITY                                                                        ACQUISITION              COST

                                                                                       DATES

    -----------------------------------------------------------------------------------------------------------------


    Clarent Hospital

      11.50% Sr Nts 2005                                                              11-19-01             $3,053,706

    Rural Cellular

      6.00% Series A 2008                                                      12-11-01 thru 01-17-02       2,343,992

    SGW Holdings

      Cm Pay-in-kind Series B                                                  08-12-97 thru 02-11-02         268,720

      Cv Series A                                                                     08-12-97                100,002

      Warrants                                                                        08-12-97                 78,900

    Six Flags*

      8.88% Sr Nts 2010                                                               02-01-02              1,743,770

    US Unwired

      11.37% Zero Coupon Company Guaranty                                      11-30-01 thru 01-31-02       3,431,375

    Varde Fund V LP                                                            04-27-00 thru 06-19-00       5,000,000

    Veninfotel

      (U.S. Dollar) 10.00% Cv Pay-in-kind 2002                                 03-05-97 thru 01-30-02       1,407,100

    Wayland Investment Fund LLC                                                        5-17-00              6,671,880



*    Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.


(m)  At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $672,916,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:




    Unrealized appreciation                                                                              $ 17,840,000

    Unrealized depreciation                                                                               (91,070,000)

    -----------------------------------------------------------------------------------------------------------------

    Net unrealized depreciation                                                                          $(73,230,000)

    -----------------------------------------------------------------------------------------------------------------


INVESTMENTS IN SECURITIES

AXP VP - FEDERAL INCOME FUND

FEB. 28, 2002 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)




BONDS (97.0%)


ISSUER          COUPON      PRINCIPAL      VALUE(a)

                 RATE        AMOUNT


MORTGAGE-BACKED SECURITIES (55.2%)

Federal Farm Credit Bank

    12-15-04     3.88%     $2,000,000      $2,001,068

    06-19-07     6.75       2,440,000       2,651,206

Federal Home Loan Bank

    08-15-03     4.13       5,300,000       5,402,496

    08-15-05     6.88       3,000,000       3,252,015

Federal Home Loan Mtge Corp

    01-01-12     5.50       1,723,174       1,749,055

    06-01-14     6.50         664,730         688,373

    06-01-15     7.50       1,123,889       1,188,747

    07-01-31     7.19         829,519         843,455

    03-15-32     6.50       5,000,000       5,171,480

  Collateralized Mtge Obligation

    12-15-08     6.00       1,000,000       1,040,115

    07-15-10     5.50       2,000,000       2,078,440

    06-15-11     5.25       2,000,000       2,040,004

    02-15-14     5.50       2,000,000       2,010,518

    04-15-28     6.50       5,000,000       5,155,078

Federal Natl Mtge Assn

    03-01-14     5.50         651,973         657,237

    04-01-14     5.50         717,747         724,288

    04-01-14     6.00       1,593,072       1,631,276

    06-01-14     6.50         127,242         131,986

    07-01-14     6.00         769,573         786,527

    12-01-14     5.50         792,649         799,049

    03-01-15     6.50       2,000,000(b)    2,061,250

    04-01-15     6.50       5,000,000(b)    5,137,500

    07-01-16     6.00       4,538,512       4,612,465

    10-01-29     6.50       1,103,536       1,124,824

    03-01-30     7.00       4,000,000(b)    4,120,000

    04-01-30     7.00       5,000,000(b)    5,129,688

    08-01-31     7.00       2,869,895       2,960,270

    03-01-32     7.00       2,000,000(b)    2,062,800

  Collateralized Mtge Obligation

    09-25-10     5.00       2,000,000       2,016,780

    11-25-14     5.50       1,000,000       1,037,480

    02-15-17     5.50       1,000,000       1,017,031

  Interest Only

    06-01-23     7.00         296,580(c)       71,225

Govt Natl Mtge Assn

    04-15-13     7.00%     $1,226,105      $1,289,609

    05-15-16     6.00       4,698,900       4,802,211

    10-15-28     6.50       1,354,297       1,382,355

Student Loan Mtge Assn

    06-30-04     5.00       4,000,000       4,131,240

    09-30-04     3.63       5,000,000       4,966,500

    03-15-06     5.25       2,000,000       2,052,462

                                        -------------

Total                                      89,978,103

-----------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS & AGENCIES (40.9%)

U.S. Treasury

    05-15-04     7.25      25,750,000      27,970,938

    08-15-04     6.00       2,500,000       2,658,200

    08-15-04     7.25       7,000,000       7,645,330

    11-15-04     7.88       6,600,000       7,342,500

    08-15-05    10.75      13,560,000      16,566,523

    05-15-09     5.50         200,000         209,468

    11-15-09    10.38       2,000,000       2,345,940

    01-15-12     3.38       2,000,000(e,f)  2,024,062

                                        -------------

Total                                      66,762,961

-----------------------------------------------------


FINANCIAL SERVICES (0.9%)

Citicorp

    12-07-06     4.10       1,500,000       1,504,670

-----------------------------------------------------


TOTAL BONDS

(Cost: $156,754,983)                     $158,245,734

-----------------------------------------------------



OPTION PURCHASED (--%)


ISSUER     NOTIONAL  EXERCISE   EXPIRATION   VALUE(a)

            AMOUNT     PRICE       DATE


PUT

May U.S. Treasury Notes

         $7,500,000    $106      May 2002     $51,563

-----------------------------------------------------


TOTAL OPTION PURCHASED

(Cost: $79,597)                               $51,563

-----------------------------------------------------



SHORT-TERM SECURITIES (13.8%)


ISSUER        ANNUALIZED       AMOUNT        VALUE(a)

               YIELD ON       PAYABLE

               DATE OF          AT

               PURCHASE       MATURITY


U.S. GOVERNMENT AGENCIES (8.5%)

Federal Home Loan Bank Disc Nt

    03-15-02     1.57%       $9,700,000    $9,693,654

Federal Home Loan Mtge Corp Disc Nt

    03-26-02     1.72         2,200,000     2,197,275

Federal Natl Mtge Assn Disc Nt

    04-03-02     1.67         2,000,000     1,996,929

                                        -------------

Total                                      13,887,858

-----------------------------------------------------


COMMERCIAL PAPER (5.3%)

Barclays U.S. Funding

    04-09-02     1.78         2,000,000     1,996,045

Caterpillar

    03-08-02     1.86           600,000(d)    599,622

Kimberly-Clark

    03-20-02     1.64           500,000(d)    499,545

Morgan Stanley, Dean Witter & Co

    04-08-02     1.78         2,100,000     2,095,950

Salomon Smith Barney

    04-11-02     1.79         2,500,000     2,494,779

Toyota Motor Credit

    03-04-02     1.78         1,000,000       999,802

                                        -------------

Total                                       8,685,743

-----------------------------------------------------


TOTAL SHORT-TERM SECURITIES

(Cost: $22,574,700)                       $22,573,601

-----------------------------------------------------


TOTAL INVESTMENTS IN SECURITIES

(Cost: $179,409,280)(g)                  $180,870,898

=====================================================



              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES


(a)  Securities are valued by procedures described in Note 1 to the financial statements.


(b)  At Feb. 28, 2002, the cost of securities purchased, including interest purchased, on a when-issued basis was $18,518,090.


(c)  Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages.


(d)  Commercial paper sold within terms of a private placement memorandum,

     exempt from registration under Section 4(2) of the Securities Act of 1933,

     as amended, and may be sold only to dealers in that program or other

     "accredited investors." This security has been determined to be liquid under guidelines established by the board.


(e)  Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):




    TYPE OF SECURITY                                    NOTIONAL AMOUNT

    -------------------------------------------------------------------


    SALE CONTRACTS

    U.S. Treasury Notes, June 2002, 5-year               $23,000,000

    U.S. Treasury Notes, June 2002, 10-year                4,200,000



(f)  At Feb. 28, 2002, securities valued at $2,587,500 were held to cover open put options written as follows (see Note 8 to the financial statements):




    ISSUER                                    NOTIONAL AMOUNT  EXERCISE PRICE    EXPIRATION DATE     VALUE(a)

    ---------------------------------------------------------------------------------------------------------


    U.S. Treasury Notes May 2002, 5-year        $2,500,000        $103.50          May 2002          $6,250



(g)  At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $179,409,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:




    Unrealized appreciation                                                                        $1,627,000

    Unrealized depreciation                                                                          (165,000)

    ---------------------------------------------------------------------------------------------------------

    Net unrealized appreciation                                                                    $1,462,000

    ---------------------------------------------------------------------------------------------------------


INVESTMENTS IN SECURITIES

AXP VP - GLOBAL BOND FUND

FEB. 28, 2002 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)




BONDS (93.7%)(c)


ISSUER       COUPON      PRINCIPAL       VALUE(a)

              RATE        AMOUNT


AUSTRALIA (0.8%)

New South Wales Treasury

  (Australian Dollar)

    03-01-08     8.00%   2,700,000      $1,531,122

--------------------------------------------------


AUSTRIA (2.2%)

Oesterreich Kontrollbank

  (Japanese Yen)

    03-22-10     1.80  530,000,000       4,202,962

--------------------------------------------------


BELGIUM (2.5%)

Belgium Kingdom

  (European Monetary Unit) Series 14

    04-29-04     7.25    5,300,000       4,881,119

--------------------------------------------------


BRAZIL (0.5%)

Federal Republic of Brazil

  (U.S. Dollar)

    01-11-12    11.00    1,100,000       1,014,200

--------------------------------------------------


CANADA (4.3%)

Calpine Canada Energy Finance

  (U.S. Dollar) Company Guaranty

    05-01-08     8.50    1,400,000       1,008,021

Govt of Canada

  (Canadian Dollar)

    12-01-03     7.50    5,300,000       3,534,996

  (U.S. Dollar)

    11-05-08     5.25    1,000,000       1,015,257

Province of British Columbia

  (Canadian Dollar)

    08-23-10     6.38    2,100,000       1,379,143

Rogers Communication

  (Canadian Dollar) Sr Nts

    07-15-07     8.75    2,000,000       1,237,146

                                       -----------

Total                                    8,174,563

--------------------------------------------------


CAYMAN ISLANDS (--%)

Zhuhai Highway

  (U.S. Dollar) Sub Nts

    07-01-08    11.50      250,000(b,d)     62,500

--------------------------------------------------


COSTA RICA (0.5%)

Republic of Costa Rica

  (U.S. Dollar)

    02-01-12     8.11    1,000,000(d)    1,025,000

--------------------------------------------------


DENMARK (1.4%)

Govt of Denmark

  (Danish Krone)

    05-15-03     8.00   21,700,000       2,640,032

--------------------------------------------------


DOMINICAN REPUBLIC (0.5%)

Dominican Republic

  (U.S. Dollar)

    09-27-06     9.50%  $1,000,000(d)   $1,047,500

--------------------------------------------------


FRANCE (5.1%)

France Telecom

  (U.S. Dollar) Zero Coupon

    03-01-02     7.20    2,000,000(e)    2,057,916

Govt of France

  (European Monetary Unit)

    10-25-06     6.50    6,000,000       5,595,340

    04-25-11     6.50    2,200,000       2,110,605

                                       -----------

Total                                    9,763,861

--------------------------------------------------


GERMANY (24.5%)

Allgemeine Hypo Bank

  (European Monetary Unit)

    09-02-09     5.00    6,510,000       5,563,105

Bayerische Landesbank

  (U.S. Dollar) Sub Nts

    12-01-08     5.88      800,000         813,968

Depfa Deutsche Pfandbriefbank

  (European Monetary Unit)

    02-03-05     5.00    3,000,000       2,637,473

Federal Republic of Germany

  (European Monetary Unit)

    07-22-02     8.00    5,180,000       4,555,207

    07-15-03     6.50    3,200,000       2,863,954

    11-11-04     7.50   11,675,000      10,927,187

    08-19-05     5.00    4,400,000       3,877,767

    01-04-08     5.25    6,850,000       6,099,241

    06-20-16     6.00    2,914,364       2,728,483

    07-04-27     6.50    3,820,000       3,800,293

Treuhandanstalt

  (European Monetary Unit)

    01-29-03     7.13    3,200,000       2,851,705

                                       -----------

Total                                   46,718,383

--------------------------------------------------


HUNGARY (1.1%)

Govt of Hungary

  (Hungarian Forint)

    05-12-06     8.50  585,000,000       2,128,076

--------------------------------------------------


INDONESIA (0.1%)

Tjiwi Kimia Finance Mauritius

  (U.S. Dollar) Company Guaranty

    08-01-04    10.00    1,300,000(b)      227,500

--------------------------------------------------


ITALY (6.8%)

Buoni Poliennali Del Tes

  (European Monetary Unit)

    01-01-04     8.50%   6,757,875      $6,303,517

    11-01-26     7.25    3,075,191       3,251,716

Republic of Italy

  (Japanese Yen)

    03-27-08     3.80  400,000,000       3,523,103

                                       -----------

Total                                   13,078,336

--------------------------------------------------


JAPAN (1.0%)

Inter-American Development Bank

  (Japanese Yen)

    07-08-09     1.90  245,000,000       1,958,682

--------------------------------------------------


MEXICO (0.9%)

United Mexican States

  (British Pound) Medium-term Nts Series E

    05-30-02     8.75      750,000       1,065,410

  (U.S. Dollar)

    01-14-11     8.38      700,000         751,100

                                       -----------

Total                                    1,816,510

--------------------------------------------------


NEW ZEALAND (0.9%)

Govt of New Zealand

  (New Zealand Dollar)

    11-15-06     8.00    4,000,000       1,792,008

--------------------------------------------------


NORWAY (2.3%)

Govt of Norway

  (Norwegian Krone)

    11-30-04     5.75   24,000,000       2,638,559

    05-15-09     5.50   16,040,000       1,704,662

                                       -----------

Total                                    4,343,221

--------------------------------------------------


PANAMA (0.4%)

Republic of Panama

  (U.S. Dollar)

    02-08-11     9.63      750,000         796,875

--------------------------------------------------


UNITED KINGDOM (4.2%)

European Investment Bank

  (British Pound)

    12-07-06     7.63    1,500,000       2,341,755

United Kingdom Treasury

  (British Pound)

    06-07-02     7.00    2,000,000       2,851,994

    06-10-03     8.00    1,950,000       2,880,118

                                       -----------

Total                                    8,073,867

--------------------------------------------------



              See accompanying notes to investments in securities.




ISSUER       COUPON      PRINCIPAL       VALUE(a)

              RATE        AMOUNT


UNITED STATES (33.6%)

Allied Waste North America

  (U.S. Dollar) Company Guaranty Series B

    04-01-08     8.88%  $1,200,000      $1,239,000

American Airline

  (U.S. Dollar)

    05-23-11     6.82    1,300,000       1,275,677

AT&T Wireless Services

  (U.S. Dollar) Sr Nts

    03-01-11     7.88    1,000,000       1,039,606

Citicorp

  (European Monetary Unit)

    09-19-09     6.25    3,000,000       1,372,527

DaimlerChrysler North America Holding

  (U.S. Dollar) Company Guaranty

    01-15-12     7.30    1,100,000       1,133,092

Delta Air Lines

  (U.S. Dollar)

    09-18-11     7.11    1,050,000       1,081,605

DTE Burns Harbor LLC

  (U.S. Dollar) Sr Nts

    01-30-03     6.57      135,840(d)      116,822

Federal Natl Mtge Assn

  (U.S. Dollar)

    08-15-04     6.50    3,000,000       3,206,469

    02-15-08     5.75    3,600,000       3,744,334

    03-01-29     6.50    1,688,507       1,721,079

Ford Motor Credit

  (Japanese Yen)

    02-07-05     1.20  400,000,000       2,820,400

  (U.S. Dollar)

    09-10-02     6.55    3,000,000       3,030,360

GMAC

  (U.S. Dollar)

    09-15-06     6.13    1,000,000         997,751

HCA

  (U.S. Dollar)

    06-01-06     7.13%  $1,300,000      $1,345,500

Household Finance

  (U.S. Dollar)

    05-09-05     8.00    1,300,000       1,383,051

IBM

  (Japanese Yen)

    04-14-03      .90  190,000,000       1,428,667

Intl Paper

  (European Monetary Unit)

    08-11-06     5.38    1,800,000       1,530,720

J.P. Morgan Chase

  (U.S. Dollar) Sub Nts

    02-01-11     6.75    1,000,000       1,027,150

LaBranche

  (U.S. Dollar) Sr Sub Nts

    03-02-07    12.00      900,000       1,035,000

NRG Energy

  (U.S. Dollar)

    04-01-31     8.63      800,000         776,106

Railcar Leasing

  (U.S. Dollar)

    01-15-13     7.13    3,000,000(d)    3,194,310

U.S. Treasury

  (U.S. Dollar)

    01-31-04     3.00    6,500,000       6,500,761

    02-15-05     7.50    2,800,000       3,106,684

    08-15-10     5.75    1,500,000       1,590,705

    11-15-16     7.50   10,700,000      12,858,403

    02-15-26     6.00    1,500,000       1,572,180

Washington Mutual

  (U.S. Dollar) Sr Nts

    01-15-07     5.63    1,000,000       1,008,785

WorldCom

  (U.S. Dollar)

    05-15-11     7.50%  $1,000,000        $963,506

    05-15-31     8.25    1,000,000         961,241

Zurich Capital Trust I

  (U.S. Dollar) Company Guaranty

    06-01-37     8.38    1,000,000(d)    1,006,936

                                       -----------

Total                                   64,068,427

--------------------------------------------------


TOTAL BONDS

(Cost: $190,941,300)                  $179,344,744

--------------------------------------------------



SHORT-TERM SECURITIES (4.3%)


ISSUER       ANNUALIZED      AMOUNT        VALUE(a)

              YIELD ON       PAYABLE

              DATE OF          AT

              PURCHASE      MATURITY


U.S. GOVERNMENT AGENCIES

Federal Home Loan Bank Disc Nt

    03-22-02     1.70%     $2,000,000    $1,997,923

Federal Home Loan Mtge Corp Disc Nts

    03-05-02     1.69         500,000       499,883

    04-09-02     1.71       1,500,000     1,497,150

    04-16-02     1.73         800,000       798,193

Federal Natl Mtge Assn Disc Nts

    03-28-02     1.57       1,700,000     1,697,864

    04-03-02     1.72         300,000       299,539

    04-24-02     1.70       1,500,000     1,496,274

---------------------------------------------------


TOTAL SHORT-TERM SECURITIES

(Cost: $8,287,077)                       $8,286,826

---------------------------------------------------


TOTAL INVESTMENTS IN SECURITIES

(Cost: $199,228,377)(f)                $187,631,570

===================================================



NOTES TO INVESTMENTS IN SECURITIES


(a)  Securities are valued by procedures described in Note 1 to the financial statements.


(b)  Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.


(c)  Foreign security values are stated in U.S. dollars. For debt securities,

     principal amounts are denominated in the currency indicated.


(d)  Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.


(e)  For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.


(f)  At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $199,228,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:




    Unrealized appreciation              $  2,674,000

    Unrealized depreciation               (14,270,000)

    -------------------------------------------------

    Net unrealized depreciation          $(11,596,000)

    -------------------------------------------------


INVESTMENTS IN SECURITIES

AXP VP - GROWTH FUND

FEB. 28, 2002 (UNAUDITED)


(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)



COMMON STOCKS (96.0%)

ISSUER                   SHARES         VALUE(a)


AEROSPACE & DEFENSE (1.3%)

Lockheed Martin          33,800       $1,906,658

Northrop Grumman            750           80,280

Raytheon                  9,600          371,424

                                     -----------

Total                                  2,358,362

------------------------------------------------


AIRLINES (1.3%)

Southwest Airlines      110,901        2,341,120

------------------------------------------------


BANKS AND SAVINGS & LOANS (1.3%)

Zions Bancorp            42,072        2,223,505

------------------------------------------------


BEVERAGES & TOBACCO (4.0%)

Coca-Cola                55,000        2,606,450

PepsiCo                  30,300        1,530,150

Philip Morris            43,100        2,269,646

UST                      16,100          561,246

                                     -----------

Total                                  6,967,492

------------------------------------------------


BUILDING MATERIALS & CONSTRUCTION (0.3%)

Lafarge North America    13,100          541,554

------------------------------------------------


CHEMICALS (1.0%)

Praxair                  29,532        1,709,903

------------------------------------------------


COMMUNICATIONS EQUIPMENT & SERVICES (1.8%)

EchoStar Communications

  Cl A                   35,400(b)       924,648

Marvell Technology Group  9,800(b,c)     300,762

Motorola                 43,700          568,100

Nokia ADR Cl A           66,514(c)     1,381,496

                                     -----------

Total                                  3,175,006

------------------------------------------------


COMPUTERS & OFFICE EQUIPMENT (14.6%)

Apple Computer           37,800(b)       820,260

Cisco Systems            34,976(b)       499,108

Compaq Computer          65,800          667,212

Computer Associates Intl 66,100        1,076,108

Compuware                38,900(b)       443,849

Concord EFS              14,300(b)       429,429

Dell Computer           139,100(b)     3,434,379

EMC                     102,226(b)     1,114,263

Hewlett-Packard          13,600          273,632

Intl Business Machines   53,591        5,258,349

Mercury Interactive      27,000(b)       914,760

Microsoft               129,423(b)     7,550,537

Network Associates       17,800(b)       422,216

NVIDIA                   23,600(b)     1,203,836

Siebel Systems           14,111(b)       391,721

State Street              1,600           81,120

Synopsys                 18,700(b)       880,770

                                     -----------

Total                                 25,461,549

------------------------------------------------

Electronics (5.3%)

Applied Materials        38,252(b)    $1,662,814

Integrated Device

  Technology              8,700(b)       222,459

Intel                   166,340        4,753,998

Texas Instruments        80,347        2,358,184

Varian Medical Systems    5,900(b)       238,242

                                     -----------

Total                                  9,235,697

------------------------------------------------


ENERGY (1.2%)

Phillips Petroleum       37,000        2,187,070

------------------------------------------------


ENERGY EQUIPMENT & SERVICES (2.4%)

Schlumberger             36,974        2,152,257

Transocean Sedco Forex   73,900        2,069,939

                                     -----------

Total                                  4,222,196

------------------------------------------------


FINANCIAL SERVICES (2.4%)

Citigroup                84,406        3,819,372

H&R Block                 8,900          449,005

                                     -----------

Total                                  4,268,377

------------------------------------------------


FOOD (2.4%)

ConAgra Foods            15,500          362,855

General Mills            40,637        1,878,649

Kellogg                  10,900          376,595

Kraft Foods Cl A         22,400          875,840

Sara Lee                 33,100          692,452

                                     -----------

Total                                  4,186,391

------------------------------------------------


FURNITURE & APPLIANCES (0.3%)

Mohawk Inds               8,500(b)       534,905

------------------------------------------------


HEALTH CARE (23.0%)

Abbott Laboratories      12,700          718,185

American Home Products   55,400        3,520,670

Amgen                    36,995(b)     2,144,970

Andrx Group              12,800(b)       428,160

Barr Laboratories        23,300(b)     1,590,225

Baxter Intl              42,435        2,354,294

Becton, Dickinson & Co   11,700          429,273

Biogen                   15,900(b)       845,085

Biomet                   47,100        1,439,376

Bristol-Myers Squibb     19,800          930,600

Forest Laboratories      16,700(b)     1,327,984

Genzyme-General Division 30,000(b)     1,331,400

Gilead Sciences           8,600(b)       605,956

Guidant                  16,800(b)       697,200

Johnson & Johnson        44,700        2,722,230

MedImmune                36,945(b)     1,523,242

Medtronic                88,216        3,929,141

Merck & Co               14,800          907,684

Pfizer                  283,246       11,601,755

Stryker                  20,368        1,252,632

                                     -----------

Total                                 40,300,062

------------------------------------------------

HEALTH CARE SERVICES (3.1%)

AdvancePCS               32,700(b)    $1,043,784

Anthem                    7,600(b)       441,560

Humana                   27,200(b)       356,320

McKesson HBOC            10,200          359,550

UnitedHealth Group       44,348        3,214,787

                                     -----------

Total                                  5,416,001

------------------------------------------------


HOUSEHOLD PRODUCTS (1.7%)

Gillette                 61,200        2,092,428

Procter & Gamble          5,400          457,866

Unilever                  7,700(c)       448,756

                                     -----------

Total                                  2,999,050

------------------------------------------------


INDUSTRIAL EQUIPMENT & SERVICES (1.5%)

Illinois Tool Works      37,000        2,721,720

------------------------------------------------


INSURANCE (2.9%)

ACE                      36,947(c)     1,621,973

American Intl Group      37,000        2,736,890

Marsh & McLennan          7,736          816,535

                                     -----------

Total                                  5,175,398

------------------------------------------------


LEISURE TIME & ENTERTAINMENT (3.3%)

AOL Time Warner          96,679(b)     2,397,638

Harley-Davidson          23,975        1,228,959

Harrah's Entertainment   11,300(b)       456,972

Intl Game Technology      8,000(b)       540,160

Viacom Cl B              25,992(b)     1,209,928

                                     -----------

Total                                  5,833,657

------------------------------------------------


MEDIA (2.7%)

Clear Channel

  Communications         10,942(b)       510,116

Comcast Cl A             29,200(b)       989,004

Omnicom Group            27,946        2,614,069

USA Networks             18,500(b)       546,860

                                     -----------

Total                                  4,660,049

------------------------------------------------


METALS (1.9%)

Barrick Gold             50,900(c)       918,745

Newmont Mining           74,000        1,784,880

Placer Dome              51,700(c)       600,754

                                     -----------

Total                                  3,304,379

------------------------------------------------


MULTI-INDUSTRY CONGLOMERATES (4.5%)

Cendant                  75,800(b)     1,319,678

General Electric        147,844        5,691,994

Xerox                    92,300          896,233

                                     -----------

Total                                  7,907,905

------------------------------------------------


RESTAURANTS & LODGING (0.2%)

Marriott Intl Cl A       10,006          394,937

------------------------------------------------



              See accompanying notes to investments in securities.



ISSUER                   SHARES         VALUE(a)


RETAIL (8.1%)

AutoNation               29,600(b)      $369,704

AutoZone                  7,500(b)       497,700

Best Buy                 14,826(b)       999,272

Costco Wholesale         55,500(b)     2,289,930

Gap                      66,500          796,005

Home Depot               83,909        4,195,450

Target                   47,300        1,981,870

Wal-Mart Stores          48,100        2,982,681

                                     -----------

Total                                 14,112,612

------------------------------------------------


TEXTILES & APPAREL (0.5%)

Nike Cl B                15,100          888,786

------------------------------------------------


TRANSPORTATION (0.6%)

Union Pacific            17,400        1,055,658

------------------------------------------------


UTILITIES -- GAS (0.2%)

Kinder Morgan            10,700          438,700

------------------------------------------------


UTILITIES -- TELEPHONE (2.2%)

AT&T                    209,000        3,247,860

Nextel Communications

  Cl A                   22,100(b)       110,279

Qwest Communications

  Intl                  l62,900          547,230

                                     -----------

Total                                  3,905,369

------------------------------------------------


TOTAL COMMON STOCKS

(Cost: $178,950,173)                $168,527,410

------------------------------------------------


SHORT-TERM SECURITIES (6.3%)

ISSUER      ANNUALIZED       AMOUNT     VALUE(a)

           YIELD ON DATE   PAYABLE AT

            OF PURCHASE     MATURITY


U.S. GOVERNMENT AGENCIES (3.9%)

Federal Home Loan Bank Disc Nts

   04-10-02     1.73%      $600,000     $598,902

   05-15-02     1.74        700,000      697,463

Federal Home Loan Mtge Corp Disc Nt

   04-02-02     1.74      1,000,000      998,405

Federal Natl Mtge Assn Disc Nts

   03-14-02     1.70        800,000      799,506

   03-21-02     1.70      1,200,000    1,198,810

   03-25-02     1.71        600,000      599,288

   04-24-02     1.73      2,000,000    1,994,745

                                      ----------

Total                                  6,887,119

------------------------------------------------


COMMERCIAL PAPER (2.4%)

Duke Energy

    03-01-02     1.90     4,200,000    4,199,778

------------------------------------------------


TOTAL SHORT-TERM SECURITIES

(Cost: $11,087,279)                  $11,086,897

------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES

(Cost: $190,037,452)(d)             $179,614,307

================================================


NOTES TO INVESTMENTS IN SECURITIES

(a)    Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c)    Foreign security values are stated in U.S. dollars. As of Feb. 28, 2002,

       the value of foreign securities represented 3.0% of net assets.

(d)    At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $190,037,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:



    Unrealized appreciation                                    $   4,573,000

    Unrealized depreciation                                      (14,996,000)

    -------------------------------------------------------------------------

    Net unrealized depreciation                                 $(10,423,000)

    -------------------------------------------------------------------------


INVESTMENTS IN SECURITIES

AXP VP - INTERNATIONAL FUND

FEB. 28, 2002 (UNAUDITED)


(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)



COMMON STOCKS (94.7%)(c)

ISSUER                   SHARES         VALUE(a)


AUSTRALIA (3.3%)

BANKS AND SAVINGS & LOANS (1.3%)

Natl Australia Bank     772,650      $14,274,550

------------------------------------------------


METALS (2.0%)

BHP Billiton          3,591,895       21,860,261

------------------------------------------------


FINLAND (4.6%)

COMMUNICATIONS EQUIPMENT & SERVICES (3.4%)

Nokia                 1,745,758       37,102,693

------------------------------------------------


PAPER & PACKAGING (1.2%)

Stora Enso              982,410       12,746,774

------------------------------------------------


FRANCE (15.0%)

AUTOMOTIVE & RELATED (0.8%)

PSA Peugeot Citroen     188,838        8,216,250

------------------------------------------------


BANKS AND SAVINGS & LOANS (3.3%)

BNP Paribas             549,508       26,641,942

Societe Generale Cl A   173,879       10,287,728

                                     -----------

Total                                 36,929,670

------------------------------------------------


BUILDING MATERIALS & CONSTRUCTION (2.5%)

Compagnie

  de Saint-Gobain       120,984       18,784,889

Lafarge                  99,686        8,579,728

                                     -----------

Total                                 27,364,617

------------------------------------------------


ENERGY (3.2%)

TotalFinaElf            234,731       34,496,900

------------------------------------------------


HOUSEHOLD PRODUCTS (1.1%)

Aventis                 158,767       11,776,348

------------------------------------------------


LEISURE TIME & ENTERTAINMENT (1.1%)

Accor                   326,239       11,979,255

------------------------------------------------


METALS (1.0%)

Arcelor                 799,992(b)    11,071,893

------------------------------------------------


MULTI-INDUSTRY CONGLOMERATES (1.4%)

Vivendi Universal       383,615       14,892,399

------------------------------------------------


UTILITIES -- TELEPHONE (0.6%)

France Telecom          241,582        6,363,091

------------------------------------------------


GERMANY (6.8%)

AUTOMOTIVE & RELATED (0.5%)

Bayerische Motoren

  Werke                 142,864        5,258,218

------------------------------------------------


BANKS AND SAVINGS & LOANS (1.2%)

Deutsche Bank           212,615       12,561,192

------------------------------------------------

CHEMICALS (0.7%)

BASF                    201,882       $7,779,677

------------------------------------------------


COMPUTERS & OFFICE EQUIPMENT (0.8%)

SAP                      62,708        8,570,305

------------------------------------------------


INSURANCE (2.3%)

Allianz                  81,826       18,317,737

Muenchener

  Rueckversicherungs-

  Gesellschaft           30,777        7,494,125

                                     -----------

Total                                 25,811,862

------------------------------------------------


UTILITIES -- ELECTRIC (1.3%)

E.On                    168,570        8,253,021

RWE                     179,359        6,438,542

                                     -----------

Total                                 14,691,563

------------------------------------------------


ITALY (2.0%)

ENERGY

ENI                   1,584,124       21,705,040

------------------------------------------------


JAPAN (15.1%)

AUTOMOTIVE & RELATED (2.8%)

Honda Motor             326,600       13,056,678

Nissan Motor            937,000        6,112,468

Toyota Motor            434,000       11,091,201

                                     -----------

Total                                 30,260,347

------------------------------------------------


BANKS AND SAVINGS & LOANS (1.5%)

Mitsui Fudosan          649,000        4,820,519

Orix                    144,900       11,054,953

                                     -----------

Total                                 15,875,472

------------------------------------------------


CHEMICALS (0.2%)

Shin-Etsu Chemical       69,900        2,688,542

------------------------------------------------


COMMUNICATIONS EQUIPMENT & SERVICES (1.0%)

NTT DoCoMo                1,081       11,228,022

------------------------------------------------


COMPUTERS & OFFICE EQUIPMENT (0.9%)

Canon                   268,000        9,392,266

------------------------------------------------


ELECTRONICS (2.1%)

Hitachi               1,850,000       11,778,068

Nintendo                 67,800       10,000,912

Sharp                    92,000        1,099,944

                                     -----------

Total                                 22,878,924

------------------------------------------------


FINANCIAL SERVICES (0.6%)

Nomura Holdings         554,000        6,333,794

------------------------------------------------


HEALTH CARE (1.5%)

Takeda Chemical Inds    412,000       16,717,056

------------------------------------------------

HOUSEHOLD PRODUCTS (0.5%)

Kao                     312,000       $5,863,478

------------------------------------------------


INDUSTRIAL EQUIPMENT & SERVICES (0.5%)

Amada                 1,152,000        5,405,985

------------------------------------------------


MEDIA (1.0%)

Sony                    244,100       11,090,065

------------------------------------------------


MULTI-INDUSTRY CONGLOMERATES (2.2%)

Fuji Photo Film         184,000        5,802,204

Mitsubishi              806,000        5,595,173

Sumitomo Chemical     3,289,000       12,263,860

                                     -----------

Total                                 23,661,237

------------------------------------------------


TRANSPORTATION (0.3%)

East Japan Railway          885        3,372,688

------------------------------------------------


NETHERLANDS (4.3%)

ENERGY (0.9%)

Royal Dutch Petroleum   180,039        9,289,520

------------------------------------------------


FOOD (0.9%)

Unilever                173,439       10,081,665

------------------------------------------------


INDUSTRIAL EQUIPMENT & SERVICES (1.8%)

Koninklijke (Royal)

 Philips Electronics    759,138       19,830,969

------------------------------------------------


INSURANCE (0.7%)

Aegon                   354,107        7,706,575

------------------------------------------------


PORTUGAL (0.7%)

UTILITIES -- TELEPHONE

Portugal Telecom      1,096,849        7,732,514

------------------------------------------------


SINGAPORE (0.5%)

BANKS AND SAVINGS & LOANS

United Overseas Bank    717,000        5,440,417

------------------------------------------------


SPAIN (2.9%)

BANKS AND SAVINGS & LOANS (1.2%)

Banco Popular Espanol   105,383        3,719,178

Banco Santander Central

  Hispano             1,220,169        9,731,217

                                     -----------

Total                                 13,450,395

------------------------------------------------


UTILITIES -- TELEPHONE (1.7%)

Telefonica            1,586,072(b)    18,493,923

------------------------------------------------


SWITZERLAND (9.8%)

BANKS AND SAVINGS & LOANS (2.0%)

UBS                     467,685       21,636,331

------------------------------------------------


ELECTRONICS (0.9%)

STMicroelectronics      345,298       10,235,862

------------------------------------------------



              See accompanying notes to investments in securities.



ISSUER                   SHARES         VALUE(a)


FOOD (1.5%)

Nestle                   74,434      $16,442,385

------------------------------------------------


HEALTH CARE (3.3%)

Novartis                532,598       20,233,349

Roche Holding           206,151       14,484,031

                                     -----------

Total                                 34,717,380

------------------------------------------------


INSURANCE (2.1%)

Converium Holding       144,481(b)     6,874,800

Swiss Reinsurance       183,281       16,479,590

                                     -----------

Total                                 23,354,390

------------------------------------------------


UNITED KINGDOM (29.7%)

BANKS AND SAVINGS & LOANS (3.8%)

HBOS                    797,576        8,359,153

Lloyds TSB Group        917,978        8,829,034

Royal Bank of Scotland

  Group                 983,750       24,099,310

                                     -----------

Total                                 41,287,497

------------------------------------------------


BEVERAGES & TOBACCO (1.5%)

Gallaher Group        1,167,947        8,214,288

Imperial Tobacco Group  642,955        8,521,031

                                     -----------

Total                                 16,735,319

------------------------------------------------


BUILDING MATERIALS & CONSTRUCTION (0.5%)

Invensys              4,396,129        5,969,166

------------------------------------------------


COMMUNICATIONS EQUIPMENT & SERVICES (2.2%)

GlaxoSmithKline       1,006,146       24,534,107

------------------------------------------------


ENERGY (3.8%)

BP                    4,250,529       35,019,578

Shell Transport &

  Trading               898,594        6,253,175

                                     -----------

Total                                 41,272,753

------------------------------------------------


FINANCIAL SERVICES (0.7%)

HSBC Holdings           690,673       $7,546,455

------------------------------------------------


FOOD (0.9%)

Compass Group         1,444,902        9,850,481

------------------------------------------------


INSURANCE (0.9%)

CGNU                    978,435        9,929,466

------------------------------------------------


MEDIA (1.6%)

British Sky Broadcasting

  Group               1,738,194(b)    17,652,031

------------------------------------------------


METALS (1.9%)

Rio Tinto             1,033,107       20,778,629

------------------------------------------------


MULTI-INDUSTRY CONGLOMERATES (1.2%)

Rentokil Initial      3,429,726       12,940,047

------------------------------------------------


RETAIL (4.8%)

Marks & Spencer       4,298,115       22,857,981

Signet Group          5,649,630        8,570,167

Tesco                 5,550,590       19,783,889

                                     -----------

Total                                 51,212,037

------------------------------------------------


UTILITIES -- ELECTRIC (1.9%)

Innogy Holdings       3,447,891       12,496,529

Natl Grid Group Place 1,234,203        8,069,293

                                     -----------

Total                                 20,565,822

------------------------------------------------


UTILITIES -- GAS (0.7%)

Centrica              2,548,296        7,641,132

------------------------------------------------


UTILITIES -- TELEPHONE (3.3%)

Vodafone Group       19,151,797       36,230,581

------------------------------------------------


TOTAL COMMON STOCKS

(Cost: $1,063,850,065)            $1,032,778,283

------------------------------------------------



SHORT-TERM SECURITIES (6.6%)

ISSUER       ANNUALIZED      AMOUNT     VALUE(a)

           YIELD ON DATE  PAYABLE AT

            OF PURCHASE     MATURITY


U.S. GOVERNMENT AGENCIES (6.4%)

Federal Home Loan Bank Disc Nts

    03-22-02     1.60%    $8,400,000  $8,391,639

    04-19-02     1.74     23,200,000  23,142,261

Federal Home Loan Mtge Corp Disc Nts

    03-12-02     1.58     14,800,000  14,792,206

    04-16-02     1.73      4,100,000   4,090,740

    04-16-02     1.74      4,000,000   3,990,913

Federal Natl Mtge Assn Disc Nts

    04-03-02     1.67     11,000,000  10,983,108

    04-17-02     1.68      4,000,000   3,991,476

                                     -----------

Total                                 69,382,343

------------------------------------------------


COMMERCIAL PAPER (0.2%)

Nordea North America

    04-02-02     1.68      2,100,000   2,096,343

------------------------------------------------


TOTAL SHORT-TERM SECURITIES

(Cost: $71,483,522)                  $71,478,686

------------------------------------------------


TOTAL INVESTMENTS IN SECURITIES

(Cost: $1,135,333,587)(d)         $1,104,256,969

================================================



NOTES TO INVESTMENTS IN SECURITIES

(a)    Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing

(c)    Foreign security values are stated in U.S. dollars.

(d)    At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $1,135,334,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:



    Unrealized appreciation                                     $ 37,560,000

    Unrealized depreciation                                      (68,637,000)

    ---------------------------------------------------------------------------

    Net unrealized depreciation                                 $(31,077,000)

    ---------------------------------------------------------------------------


INVESTMENTS IN SECURITIES

AXP VP - MANAGED FUND

FEB. 28, 2002 (UNAUDITED)


(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)



COMMON STOCKS (73.9%)

ISSUER                   SHARES         VALUE(a)



AEROSPACE & DEFENSE (0.8%)

Goodrich                425,000      $12,686,250

United Technologies     150,000       10,942,500

                                     -----------

Total                                 23,628,750

------------------------------------------------


AIRLINES (0.6%)

Southwest Airlines      900,000       18,999,000

------------------------------------------------


AUTOMOTIVE & RELATED (0.7%)

Tower Automotive      1,850,000(b)    21,275,000

------------------------------------------------


BANKS AND SAVINGS & LOANS (4.4%)

Bank of America         600,000       38,370,000

Bank One                550,000       19,712,000

U.S. Bancorp          1,300,000       27,105,000

Washington Mutual       790,000       25,698,700

Wells Fargo             250,000       11,725,000

Zions Bancorp           300,000       15,855,000

                                     -----------

Total                                138,465,700

------------------------------------------------


BEVERAGES & TOBACCO (1.0%)

Coca-Cola               675,400       32,007,206

------------------------------------------------


CHEMICALS (0.3%)

Waste Management        400,000       10,524,000

------------------------------------------------


COMMUNICATIONS EQUIPMENT & SERVICES (3.1%)

Fairchild Semiconductor

 Intl Cl A              350,000(b)     9,012,500

JDS Uniphase          1,000,000(b)     4,850,000

Nokia ADR Cl A        2,883,400(c)    59,888,218

PhoneTel Technologies   210,600(b)         8,951

Verizon Communications  500,000       23,400,000

                                     -----------

Total                                 97,159,669

------------------------------------------------


COMPUTERS & OFFICE EQUIPMENT (7.9%)

Cisco Systems         2,702,100(b)    38,558,967

Dell Computer           675,000(b)    16,665,750

EMC                     600,000(b,n)   6,540,000

Intl Business Machines  225,000       22,077,000

Intuit                  450,000(b)    17,050,500

Microsoft             1,500,000(b)    87,510,000

Oracle                1,950,000(b)    32,409,000

Siebel Systems          200,000(b)     5,552,000

Solectron             1,650,000(b)    13,645,500

Sun Microsystems      1,025,000(b)     8,722,750

                                     -----------

Total                                248,731,467

------------------------------------------------


ELECTRONICS (3.2%)

American Power

  Conversion            900,000(b)    11,781,000

Applied Materials       150,000(b)     6,520,500

Intel                 1,550,000       44,299,000

Maxim Integrated

  Products              250,000(b)    11,440,000

PMC-Sierra              500,000(b,n)   7,305,000

Texas Instruments       400,000       11,740,000

Xilinx                  250,000(b)     8,980,000

                                     -----------

Total                                102,065,500

------------------------------------------------

ENERGY (4.5%)

Apache                  430,000      $22,682,500

ChevronTexaco           270,000       22,798,800

Exxon Mobil             850,000       35,105,000

Grant Prideco         1,619,800(b)    20,263,698

Murphy Oil              125,000       10,772,500

Phillips Petroleum      335,000       19,801,850

Valero Energy           265,000       11,349,950

                                     -----------

Total                                142,774,298

------------------------------------------------


ENERGY EQUIPMENT & SERVICES (0.7%)

Schlumberger            275,000       16,007,750

Transocean Sedco Forex  250,000        7,002,500

                                     -----------

Total                                 23,010,250

------------------------------------------------


FINANCIAL SERVICES (8.1%)

Capital One Financial   275,000       13,549,250

Citigroup             2,000,133       90,506,017

Fannie Mae              300,000       23,475,000

Freddie Mac             150,000        9,561,000

MBNA                  1,551,800       53,816,424

Merrill Lynch           150,000        7,192,500

Morgan Stanley,

 Dean Witter & Co     1,150,000       56,488,000

                                     -----------

Total                                254,588,191

------------------------------------------------


FOOD (1.3%)

Aurora Foods              6,799(b,d)      28,556

ConAgra Foods         1,225,000       28,677,250

Heinz (HJ)              275,000       11,211,750

                                     -----------

Total                                 39,917,556

------------------------------------------------


FURNITURE & APPLIANCES (0.4%)

Leggett & Platt         450,000       11,542,500

------------------------------------------------


HEALTH CARE (9.2%)

American Home Products  450,000       28,597,500

Baxter Intl             620,000       34,397,600

Biogen                  150,000(b)     7,972,500

Genentech               175,000(b)     8,260,000

Johnson & Johnson       750,000       45,675,000

Laboratory Corp

 America Holdings       100,000(b)     8,148,000

Pfizer                2,535,050      103,835,647

Pharmacia               985,791       40,466,721

Schering-Plough         450,000       15,520,500

                                     -----------

Total                                292,873,468

------------------------------------------------


HEALTH CARE SERVICES (2.0%)

AmerisourceBergen       200,000       13,540,000

Cardinal Health         375,000       24,783,750

HCA                     300,000       12,219,000

UnitedHealth Group      150,000       10,873,500

                                     -----------

Total                                 61,416,250

------------------------------------------------


HOUSEHOLD PRODUCTS (1.6%)

Colgate-Palmolive       175,000       $9,796,500

Gillette                325,000       11,111,750

Procter & Gamble        330,000       27,980,700

                                     -----------

Total                                 48,888,950

------------------------------------------------


INSURANCE (5.1%)

ACE                     520,000(c)    22,828,000

American Intl Group     517,650       38,290,571

Berkshire Hathaway Cl A     600(b)    43,800,000

Berkshire Hathaway Cl B  15,000(b)    36,375,000

MetLife                 250,000        7,970,000

Progressive              75,000       11,685,000

                                     -----------

Total                                160,948,571

------------------------------------------------


LEISURE TIME & ENTERTAINMENT (2.2%)

AOL Time Warner       1,295,000(b)    32,116,000

Disney (Walt)           800,000       18,400,000

Viacom Cl B             425,020(b)    19,784,681

                                     -----------

Total                                 70,300,681

------------------------------------------------


MEDIA (1.7%)

Clear Channel

 Communications         320,000(b)    14,918,400

USA Networks            920,000(b)    27,195,200

Washington Post Cl B     20,000       11,435,600

                                     -----------

Total                                 53,549,200

------------------------------------------------


METALS (0.5%)

Martin Marietta

  Materials             400,000       16,700,000

------------------------------------------------


MISCELLANEOUS (--%)

Prime Succession

  Holdings               87,115(b)       121,961

------------------------------------------------


MULTI-INDUSTRY CONGLOMERATES (3.1%)

Cendant               1,108,000(b)    19,290,280

General Electric      1,475,000       56,787,500

Semiconductor HOLDRs

  Trust                 175,000(b,m)   7,047,250

Tyco Intl               450,000(c)    13,095,000

                                     -----------

Total                                 96,220,030

------------------------------------------------


RESTAURANTS & LODGING (1.2%)

Extended Stay America 2,200,000(b)    37,136,000

------------------------------------------------


RETAIL (6.2%)

Best Buy                140,000(b)     9,436,000

CVS                     200,000        5,464,000

Home Depot            1,475,000       73,750,000

Lowe's Compaines        230,000       10,407,500

Safeway                 650,000(b)    27,937,000

Wal-Mart Stores       1,100,000       68,211,000

                                     -----------

Total                                195,205,500

------------------------------------------------




              See accompanying notes to investments in securities.



ISSUER                   SHARES         VALUE(a)


UTILITIES -- ELECTRIC (1.4%)

Calpine               1,050,000(b)    $7,717,500

Dominion Resources      450,000       26,226,000

Duke Energy             320,000       11,296,000

                                     -----------

Total                                 45,239,500

------------------------------------------------


UTILITIES -- GAS (1.1%)

Dynegy Cl A             700,000       17,899,000

El Paso                 400,000       15,632,000

                                     -----------

Total                                 33,531,000

------------------------------------------------


UTILITIES -- TELEPHONE (1.6%)

Liberty Media Cl A    1,700,000(b)    21,760,000

SBC Communications      540,000       20,433,600

Vodafone AirTouch ADR   440,000(c)     8,360,000

                                     -----------

Total                                 50,553,600

------------------------------------------------


TOTAL COMMON STOCKS

(Cost: $2,187,291,750)            $2,327,373,798

------------------------------------------------


PREFERRED STOCKS & OTHER (0.7%)

ISSUER                   SHARES         VALUE(a)


Asia Pulp & Paper

  Warrants                1,300(b,c,d,k)     $--

Century Maintenance Supply

  13.25% Pay-in-kind

  Series C               16,485(h)     1,483,650

CSC Holdings

  11.75% Cm Series H     39,159        4,043,167

Duke Energy

  8.25% Cv               19,300          479,219

Ford Motor Capital Trust

  6.50% Cm Cv           200,000       10,566,000

General Motors

  5.25% Cv Series B      39,500        1,028,975

Intermedia Communications

  13.50% Pay-in-kind

  Series B                  898(h)       862,489

Mexico Value

  Rights                  1,000(b)           200

Paxson Communications

  13.25% Pay-in-kind          8(h)         6,746

Pegasus Satellite

  12.75% Cm Pay-in-kind

  Series B                2,305(h)     1,382,878

Prudential Financial

  6.75% Cv               12,600          684,180

XO Communications

  14.00% Cm Pay-in-kind     879(h)             9

------------------------------------------------


TOTAL PREFERRED STOCKS & OTHER

(Cost: $20,924,860)                  $20,537,513

------------------------------------------------


BONDS (32.3%)

ISSUER          COUPON      PRINCIPAL   VALUE(a)

                 RATE        AMOUNT


GOVERNMENT OBLIGATIONS (2.9%)

Federal Republic of Brazil

  (U.S. Dollar)

    04-15-14   8.00%  $2,462,820(c)   $2,004,120

Resolution Funding Corp

  Zero Coupon

    07-15-20   6.56    5,000,000(e)    1,618,400

    11-30-03   3.00   13,000,000      13,033,007

    11-15-16   7.50   20,000,000      24,034,400

    02-15-20   8.50   25,000,000      33,273,499

U.S. Treasury

  Zero Coupon

    11-15-21   6.26   35,000,000(e)   11,085,200

United Mexican States

  (U.S. Dollar)

    03-12-08   8.63    4,250,000(c)    4,692,000

  (U.S. Dollar) Series A

    12-31-19   6.25    2,000,000(c)    1,925,000

                                      ----------

Total                                 91,665,626

------------------------------------------------


MORTGAGE-BACKED SECURITIES (7.7%)

Federal Home Loan Mtge Corp

    08-01-24   8.00    1,396,238       1,489,898

    11-01-25   6.50    4,150,116       4,251,836

  Collateralized Mtge Obligation

    02-15-16   6.00   15,479,900      15,438,778

    11-15-16   5.50   14,368,000      14,265,263

    01-15-17   5.50    6,425,000       6,170,768

Federal Natl Mtge Assn

    06-01-10   6.50    3,206,154       3,348,117

    08-01-11   8.50    1,818,951       1,935,922

    04-01-14   5.50   21,492,731      21,666,266

    04-01-22   8.00    1,072,398       1,147,932

    04-01-23   8.50    1,365,560       1,488,425

    05-01-23   6.50    1,191,037       1,221,662

    05-01-24   6.00    3,664,059       3,692,756

    06-01-24   9.00      777,064         856,123

    02-01-25   8.50      523,732         568,809

    05-01-25   8.50      593,561         644,648

    09-01-25   6.50    2,622,087       2,683,888

    11-01-25   7.50    2,142,020       2,250,501

    03-01-26   7.00    3,365,857       3,484,118

    03-01-28   6.00   10,700,385      10,709,381

    04-01-28   6.00   13,710,576      13,722,103

    10-01-28   6.00   13,489,163      13,500,504

    10-01-28   7.00   12,630,619      13,058,617

    11-01-28   6.00   20,732,103      20,749,533

    03-01-29   6.50    4,472,785       4,559,429

    05-01-29   6.50   14,675,899      14,959,002

    08-01-29   6.50   15,178,020      15,470,809

    11-01-29   6.50   10,261,909      10,459,865

    03-01-31   6.00    5,000,000(l)    4,968,750

    01-01-32   7.00   10,038,284(l)   10,354,393

  Collateralized Mtge Obligation

    03-25-24   6.50    6,014,231       6,013,863

Govt Natl Mtge Assn

    12-15-08   7.00    5,304,121       5,574,864

    05-15-24   7.00    9,975,656      10,383,130

                                     -----------

Total                                241,089,953

------------------------------------------------

AEROSPACE & DEFENSE (0.5%)

Alliant Techsystems

  Company Guaranty

    05-15-11   8.50%  $1,650,000      $1,765,500

L-3 Communications

  Sr Sub Nts Series B

    05-01-07  10.38    2,440,000       2,586,400

Northrop Grumman

    03-01-06   7.00    3,750,000       3,927,233

Systems 2001 Asset Trust

    09-15-13   6.66    7,665,572(d)    7,896,305

                                      ----------

Total                                 16,175,438

------------------------------------------------


AIRLINES (1.2%)

Continental Airlines

  Series 1974B

    01-02-17   6.90    4,762,699       4,310,174

  Series 1996A

    10-15-13   6.94    3,902,252       3,763,996

  Series 1998A

    09-15-17   6.65    5,497,873       5,182,016

Delta Air Lines

    09-18-11   7.11    8,000,000       8,240,797

Southwest Airlines

    11-01-06   5.50    7,000,000       7,000,280

US Airways

  (MBIA Insured)

    03-20-21   7.08    5,989,592(g)    6,119,119

Wilmington Trust

  Sub Nts

    05-01-08   6.63    3,200,000       3,188,640

                                      ----------

Total                                 37,805,022

------------------------------------------------


AUTOMOTIVE & RELATED (1.0%)

Advance Stores

  Sr Sub Nts

    04-15-08  10.25      335,000(d)      352,588

Aftermarket Technology

  Sr Sub Nts Series D

    08-01-04  12.00    1,125,000       1,150,875

ArvinMeritor

    03-01-12   8.75    6,150,000       6,315,312

DaimlerChrysler North America Holding

  Company Guaranty

    01-15-12   7.30   10,000,000      10,300,840

Dana

    08-15-11   9.00    1,700,000       1,556,656

Ford Motor Credit

    10-28-09   7.38    5,000,000       5,053,900

    06-15-10   7.88    2,000,000       2,076,820

    02-01-11   7.38    4,000,000       4,033,220

Lear

  Company Guaranty Series B

    05-15-09   8.11    1,100,000       1,135,750

                                      ----------

Total                                 31,975,961

------------------------------------------------




              See accompanying notes to investments in securities.



ISSUER       COUPON      PRINCIPAL      VALUE(a)

              RATE        AMOUNT


BANKS AND SAVINGS & LOANS (1.4%)

Bank of America

    05-16-05   7.88%  $7,000,000      $7,721,441

Bank United

  Medium-term Notes Series A

    03-15-09   8.00    3,500,000       3,809,785

BB&T

  Sub Nts

    08-01-11   6.50    4,250,000       4,366,943

Capital One Bank

    05-15-08   6.70    3,300,000       3,001,020

  Sr Nts

    06-15-05   8.25    7,000,000       6,700,029

Provident Trust

  Company Guaranty

    04-15-28   8.29    5,500,000       4,878,302

Union Planters Bank

  Sub Nts

    03-15-08   6.50   10,000,000      10,040,680

Union Planters Capital

  Company Guaranty

    12-15-26   8.20    2,600,000       2,463,864

                                      ----------

Total                                 42,982,064

------------------------------------------------


BEVERAGES & TOBACCO (0.0%)

Constellation Brands

  Sr Sub Nts Series B

    01-15-12   8.13    1,200,000       1,245,000

------------------------------------------------


BUILDING MATERIALS & CONSTRUCTION (0.6%)

Collins & Aikman Floor Cover

  Sr Sub Nts

    02-15-10   9.75      205,000(d)      211,663

D.R. Horton

  Sr Sub Nts

    03-15-11   9.38      500,000         513,750

Louisiana Pacific

  Sr Nts

    11-15-08  10.88      380,000         381,900

  Sr Sub Nts

    08-15-05   8.50    1,200,000       1,204,351

Masco

    05-03-04   6.00    7,000,000       7,155,400

Nortek

  Sr Nts Series B

    03-15-07   9.25    1,200,000       1,237,500

Pulte Homes

  Company Guaranty

    08-01-11   7.88    4,000,000       4,053,216

Schuler Homes

  Company Guaranty

    07-15-09   9.38    1,500,000       1,590,000

WCI Communities

  Company Guaranty

    02-15-11  10.63    1,600,000       1,712,000

                                      ----------

Total                                 18,059,780

------------------------------------------------


CHEMICALS (0.5%)

Airgas

  Company Guaranty

    10-01-11   9.13%  $1,050,000      $1,102,500

Allied Waste North America

  Company Guaranty Series B

    04-01-08   8.88    1,000,000       1,032,500

    08-01-09  10.00    1,450,000       1,475,375

Equistar Chemical/Funding

  Company Guaranty

    09-01-08  10.13    2,000,000       2,000,000

Georgia Gulf

    11-15-05   7.63      500,000         510,423

IMC Global

  Company Guaranty Series B

    06-01-08  10.88    1,010,000       1,100,900

Lyondell Chemical

    12-15-08   9.50    1,455,000(d)    1,462,275

Noveon

  Company Guaranty Series B

    02-28-11  11.00    1,200,000       1,267,500

Resolution Performance

  Sr Sub Nts

    11-15-10  13.50    1,825,000       2,044,000

Waste Management

  Sr Nts

    10-01-07   7.13    4,500,000       4,618,035

                                      ----------

Total                                 16,613,508

------------------------------------------------


COMMUNICATIONS EQUIPMENT & SERVICES (1.7%)

AT&T Wireless Services

  Sr Nts

    03-01-11   7.88    7,000,000       7,277,242

Brocade Communications

  Cv

    01-01-07   2.00      590,000(d)      501,500

Celcaribe

  Sr Nts

    03-15-04  14.50      804,000         434,160

Cingular Wireless

    12-15-31   7.13    5,000,000(d)    5,101,430

Comverse Technology

  Cv

    12-01-05   1.50    1,000,000         760,000

Deutsche Telekom Intl Finance

  (U.S. Dollar)

    06-15-10   8.00    8,250,000(c)    8,928,785

EchoStar DBS

  Sr Nts

    02-01-09   9.38    1,500,000       1,541,250

Fairpoint Communications

  Sr Sub Nts Series B

    05-01-08   9.50    1,000,000         860,000

NATG Holdings LLC/Orius Capital

  Company Guaranty Series B

    02-01-10  12.75      825,000(b)       24,750

Nextel Communications

  Sr Nts

    02-01-11   9.50%  $1,535,000        $944,025

Price Communications Wireless

  Company Guaranty Series B

    12-15-06   9.13    1,725,000       1,742,250

Telefonica Europe

  (U.S. Dollar) Company Guaranty

    09-15-10   7.75   12,000,000(c)   12,917,040

Verizon Global Funding

    12-01-05   6.75    5,000,000       5,307,300

    12-01-10   7.25    5,000,000       5,360,950

Western Wireless

  Sr Sub Nts

    02-01-07  10.50      500,000         420,000

                                      ----------

Total                                 52,120,682

------------------------------------------------


COMPUTER SOFTWARE & SERVICES (--%)

Extreme Networks

  Cv

    12-01-06   3.50      520,000(d)      359,450

Wind River Systems

  Cv

    12-15-06   3.75      240,000(d)      203,400

                                      ----------

Total                                    562,850

------------------------------------------------


COMPUTERS & OFFICE EQUIPMENT (--%)

Acxiom

  Cv

    02-15-09   3.75      450,000(d)      465,188

Adaptec

  Cv

    03-05-07   3.00      490,000(d)      490,000

Emulex

  Cv

    02-01-07   1.75      150,000(d)      136,125

                                      ----------

Total                                  1,091,313

------------------------------------------------


ELECTRONICS (0.2%)

Celestica

  (U.S. Dollar) Zero Coupon Cv

    08-01-20   3.98    2,700,000(c,e)  1,134,000

Kulicke & Soffa Inds

  Cv

    12-15-06   4.75      530,000         516,088

RF Micro Devices

  Cv

    08-15-05   3.75      930,000         757,950

Solectron

  Zero Coupon Cv

    11-20-20   4.03    2,870,000(e)    1,302,262

STMicroelectronics

  (U.S. Dollar) Zero Coupon Cv

    11-16-10   4.11    1,150,000(c,d,e)  761,875



              See accompanying notes to investments in securities.



ISSUER       COUPON      PRINCIPAL      VALUE(a)

              RATE        AMOUNT


Triquint Semiconductor

  Cv Sub Nts

    03-01-07   4.00%    $800,000        $578,000

Veeco Instruments

  Cv

    12-21-08   4.13      660,000(d)      603,075

                                      ----------

Total                                  5,653,250

------------------------------------------------


ENERGY (1.0%)

Anadarko Finance

  Company Guaranty Series B

    05-01-11   6.75    6,000,000       6,233,640

Calpine Canada Energy Finance

  (U.S. Dollar) Company Guaranty

    05-01-08   8.50    4,250,000(c)    3,060,064

Conoco Funding

  Company Guaranty

    10-15-11   6.35    7,000,000       7,227,163

Devon Energy

  Cv

    08-15-08   4.90      575,000         565,656

El Paso Energy Partners

  Company Guaranty Series B

    06-01-11   8.50      650,000         663,000

Forest Oil

  Sr Nts

    06-15-08   8.00      795,000         804,938

Hanover Equipment Trust

  Sr Nts

    09-01-08   8.50      625,000(d)      631,250

    09-01-11   8.75      625,000(d)      628,125

Luscar Coal

  (U.S. Dollar) Sr Nts

    10-15-11   9.75    1,260,000(c,d)  1,337,175

Phillips Petroleum

    05-25-05   8.50    4,000,000       4,462,880

    05-25-10   8.75    5,000,000       5,906,685

Westport Resources

  Company Guaranty

    11-01-11   8.25      295,000(d)      295,738

                                      ----------

Total                                 31,816,314

------------------------------------------------


ENERGY EQUIPMENT & SERVICES (0.2%)

Global Marine

    09-01-07   7.13    4,500,000       4,739,535

Key Energy Services

  Sr Nts

    03-01-08   8.38      905,000         918,575

Nabors Inds

  Zero Coupon Cv

    06-20-20   2.42    1,300,000(e)      827,125

                                      ----------

Total                                  6,485,235

------------------------------------------------


FINANCIAL SERVICES (1.7%)

Countrywide Home Loan

  Company Guaranty

    06-15-04     6.85  8,000,000       8,477,568

Credit Suisse First Boston USA

    01-15-12   6.50%  $7,000,000      $7,141,904

E*TRADE Group

  Cv

    02-01-07   6.00      700,000         534,618

GMAC

    09-15-11   6.88   10,000,000       9,937,800

Household Finance

    10-15-11   6.38   13,200,000      12,719,520

Indah Kiat Finance Mauritius

  (U.S. Dollar) Company Guaranty

    07-01-07  10.00      535,000(b,c)    101,650

LaBranche

  Sr Nts

    08-15-04   9.50    2,140,000       2,273,836

  Sr Sub Nts

    03-02-07  12.00      480,000         552,000

Morgan Stanley, Dean Witter & Co

    06-15-05   7.75    7,000,000       7,658,924

Swiss Re America Holdings

  Cv

    11-21-21   3.25      500,000(d)      465,000

Travelers Group

  Sr Nts

    01-15-06   6.75    4,000,000       4,267,040

                                      ----------

Total                                 54,129,860

------------------------------------------------


FOOD (0.2%)

Del Monte

  Company Guaranty Series B

    05-15-11   9.25      750,000         789,375

Kellogg

  Series B

    04-01-11   6.60    4,000,000       4,180,880

RAB Enterprises

  Company Guaranty

    05-01-05  10.50      985,000         344,750

                                      ----------

Total                                  5,315,005

------------------------------------------------


FURNITURE & APPLIANCES (0.1%)

Falcon Products

  Company Guaranty Series B

    06-15-09  11.38    1,720,000       1,530,800

Interface

  Company Guaranty

    04-01-08   7.30    1,560,000       1,427,400

  Sr Nts

    02-01-10  10.38       60,000(d)       62,400

                                      ----------

Total                                  3,020,600

------------------------------------------------


HEALTH CARE (0.1%)

Allergan

  Zero Coupon Cv

    11-01-20   2.50      800,000(e)      495,000

Enzon

  Cv

    07-01-08   4.50      510,000         441,150


Invitrogen

  Cv

    12-15-06   2.25%    $530,000(d)     $456,463

Laboratory Corp of America Holdings

  Zero Coupon Cv

    09-11-21   1.90      740,000(d,e)    520,775

Quest Diagnostic

  Cv

    11-30-21   1.75      500,000         529,375

                                      ----------

Total                                  2,442,763

------------------------------------------------


HEALTH CARE SERVICES (0.2%)

Charles River Laboratories

  Cv

    02-01-22   3.50      510,000(d)      502,350

Clarent Hospital

  Sr Nts

    08-15-05  11.50      733,000(j)      733,000

Coventry Health Care

  Sr Nts

    02-15-12   8.13      450,000(d)      461,250

Hanger Orthopedic Group

  Sr Nts

    02-15-09  10.38      225,000(d)      231,750

Insight Healthcare Services

  Sr Sub Nts

    11-01-11   9.88      250,000(d)      257,500

Omnicare

  Company Guaranty Series B

    03-15-11   8.13      866,000         913,630

Paracelsus Healthcare

  Sr Sub Nts

    08-15-06  10.00    2,000,000(b,k)         --

Triad Hospitals Holdings

  Company Guaranty Series B

    05-15-09  11.00    2,530,000       2,833,600

Vanguard Health Systems

  Company Guaranty

    08-01-11   9.75    1,125,000       1,175,625

                                      ----------

Total                                  7,108,705

------------------------------------------------


HOUSEHOLD PRODUCTS (--%)

Revlon Consumer Products

  Sr Nts

    12-01-05  12.00      800,000(d)      768,000

------------------------------------------------


INDUSTRIAL EQUIPMENT & SERVICES (0.1%)

Motors & Gears

  Sr Nts Series D

    11-15-06  10.75    1,460,000       1,379,700

Terex

  Company Guaranty Series D

    04-01-08   8.88    1,425,000       1,439,250

                                      ----------

Total                                  2,818,950

------------------------------------------------



              See accompanying notes to investments in securities.



ISSUER       COUPON      PRINCIPAL      VALUE(a)

              RATE        AMOUNT


INSURANCE (0.8%)

American General Institute Capital

  Company Guaranty Series A

    12-01-45   7.57% $10,000,000(d)  $10,610,620

American Intl Group

  Zero Coupon Cv

    11-09-31   2.10    1,100,000(e)      675,125

Americo Life

  Sr Sub Nts

    06-01-05   9.25    2,500,000       2,493,750

Executive Risk Capital

  Company Guaranty Series B

    02-01-27   8.68    3,000,000       3,116,283

New England Mutual

    02-15-24   7.88    2,000,000(d)    2,121,780

Principal Mutual

    03-01-44   8.00    2,500,000(d)    2,408,905

Zurich Capital Trust I

  Company Guaranty

    06-01-37   8.38    3,750,000(d)    3,776,010

                                      ----------

Total                                 25,202,473

------------------------------------------------


LEISURE TIME & ENTERTAINMENT (0.7%)

AMC Entertainment

  Sr Sub Nts

    03-15-09   9.50      720,000         676,800

    02-01-12   9.88      275,000(d)      263,313

Ameristar Casinos

  Company Guaranty

    02-15-09  10.75      450,000         497,250

Choctaw Resort Development Enterprises

  Sr Nts

    04-01-09   9.25    1,475,000       1,519,250

Coast Hotels & Casino

  Company Guaranty

    04-01-09   9.50    1,925,000       2,035,688

Hammons (JQ) Hotels

  1st Mtge

    02-15-04   8.88      940,000         935,300

Harrahs Operating

  Company Guaranty

    02-01-11   8.00    7,000,000       7,451,051

HMH Properties

  Company Guaranty Series A

    08-01-05   7.88    1,700,000       1,683,000

MGM Mirage

    02-06-08   6.88    1,780,000       1,710,740

  Company Guaranty

    06-01-07   9.75      825,000         894,094

Six Flags

  Sr Nts

    04-01-06   9.25    1,200,000       1,257,000

    02-01-10   8.88    1,200,000(d,j)  1,197,000

Station Casinos

  Sr Nts

    02-15-08   8.38%  $1,000,000      $1,032,500

United Artists Theatre

  Series 1995A

    07-01-15   9.30    1,670,537       1,369,840

                                     -----------

Total                                 22,522,826

------------------------------------------------


MEDIA (1.9%)

Adelphia Communications

  Sr Nts

    11-01-06  10.25    2,050,000       2,111,500

  Zero Coupon Sr Nts Pay-in-kind Series B

    02-15-04   3.33      475,000(e,h)    477,375

American Media Operation

  Sr Sub Nts

    05-01-09  10.25      880,000(d)      896,500

Belo (AH)

    11-01-08   8.00    1,900,000       1,971,250

Charter Communications Holdings LLC/Capital

  Sr Nts

    10-01-09  10.75    2,000,000       2,000,000

    11-15-09   9.63      565,000         542,400

    01-15-10  10.25      550,000         536,250

  Zero Coupon Sr Disc Nts

    01-15-12   5.96      900,000(d,e)    490,500

Coaxial Communications/Phoenix

  Company Guaranty

    08-15-06  10.00    1,000,000       1,000,000

Comcast Cable Communications

    11-15-08   6.20    6,100,000       6,003,199

  Sr Nts

    01-30-11   6.75    3,000,000       2,991,000

Corus Entertainment

  (U.S. Dollar) Sr Sub Nts

    03-01-12   8.75      445,000(c,d)    455,057

Cox Enterprises

    06-15-09   7.38   10,000,000(d)    9,903,300

CSC Holdings

  Sr Nts Series B

    04-01-11   7.63      550,000         535,971

Cumulus Media

  Company Guaranty

    07-01-08  10.38      825,000         874,500

Harcourt General

    08-01-27   7.20    5,000,000       4,793,750

MDC

  (U.S. Dollar) Sr Sub Nts

    12-01-06  10.50    2,000,000(c)    1,540,000

Pegasus Media & Communications

  Series B

    07-01-05  12.50      200,000         180,000

Quebecor Media

  (U.S. Dollar) Sr Nts

    07-15-11  11.13    1,000,000(c)    1,075,000

Regional Independent Medical

  (U.S. Dollar) Sr Nts

    07-01-08  10.50%    $550,000(c)     $566,500

Rogers Cablesystems

  (U.S. Dollar) Company Guaranty

    12-01-07  10.00    1,500,000(c)    1,590,000

    12-01-15  11.00    1,350,000(c)    1,495,125

Rogers Communications

  (U.S. Dollar) Sr Nts

    01-15-06   9.13      173,000(c)      169,973

Salem Communication Holding

  Company Guaranty Series B

    07-01-11   9.00      975,000       1,014,000

Sinclair Broadcast Group

  Sr Sub Nts

    12-15-11   8.75      755,000(d)      792,750

Telemundo Holdings

  Zero Coupon Sr Disc Nts Series D

    08-15-03  11.50    1,450,000(f)    1,341,250

Time Warner Companies

    02-01-24   7.57    2,900,000       2,931,668

Time Warner Entertainment

  Sr Nts

    07-15-33   8.38   10,000,000      11,092,499

                                      ----------

Total                                 59,371,317

------------------------------------------------


METALS (0.1%)

AK Steel

  Sr Nts

    12-15-06   9.13    1,600,000       1,664,000

Compass Minerals Group

  Sr Sub Nts

    08-15-11  10.00      225,000(d)      236,250

Great Lakes Carbon

  Company Guaranty Pay-in-kind Series B

    05-15-08  10.25      265,000(h)      159,000

Imexsa Export Trust

  (U.S. Dollar)

    05-31-03  10.13      822,568(c,d)    304,350

WCI Steel

  Sr Nts Series B

    12-01-04  10.00      270,000         124,200

                                      ----------

Total                                  2,487,800

------------------------------------------------


MISCELLANEOUS (0.6%)

EOP Operating LP

  Sr Nts

    07-15-11   7.00    8,000,000       8,245,832

Eott Energy Partners LP/Energy Finance

  Company Guaranty

    10-01-09  11.00      800,000         664,000

GT Group Telecom

  (U.S. Dollar)

    06-30-08   9.89    1,900,000(c)    1,235,000



              See accompanying notes to investments in securities.



ISSUER       COUPON      PRINCIPAL      VALUE(a)

              RATE        AMOUNT


ISG Resources

    04-15-08  10.00%  $1,765,000      $1,562,025

Meritage

  Company Guaranty

    06-01-11   9.75    1,615,000       1,703,825

Nationwide Credit

  Sr Nts Series A

    01-15-08  10.25    2,500,000(b)      743,750

NSM Steel

  Company Guaranty

    02-01-06  12.00    1,522,095(b,d)    474,589

Omega Cabinets

  Sr Sub Nts

    06-15-07  10.50    1,980,000       2,079,000

Outsourcing Solutions

  Sr Sub Nts Series B

    11-01-06  11.00    1,075,000         908,375

Prime Succession Holding

  Cv Pay-in-kind

    08-29-04  14.25       61,863(h)       46,397

                                      ----------

Total                                 17,662,793

------------------------------------------------


MULTI-INDUSTRY CONGLOMERATES (0.1%)

Jordan Inds

  Sr Nts Series D

    08-01-07  10.38    1,780,000       1,032,400

Tyco Intl Group

  (U.S. Dollar)

    10-15-11   6.38    1,500,000(c)    1,348,463

                                      ----------

Total                                  2,380,863

------------------------------------------------


PAPER & PACKAGING (1.0%)

Abitibi-Consolidated

  (U.S. Dollar)

    08-01-05   8.30    8,000,000(c)    8,360,239

Berry Plastics

  Company Guaranty Series B

    07-15-07  11.00      900,000         927,000

  Sr Sub Nts

    04-15-04  12.25      600,000         604,500

Crown Paper

  Sr Sub Nts

    09-01-05  11.00    1,000,000(b)       10,000

Domtar

  (U.S. Dollar)

    10-15-11   7.88    5,100,000(c)    5,475,707

Graphic Packaging

  Sr Sub Nts

    02-15-12   8.63    1,385,000(d)    1,433,475

Intl Paper

    07-08-05   8.13    6,000,000       6,506,160

Packaging Corp of America

  Company Guaranty

    04-01-09   9.63    1,195,000       1,317,488

Printpack

  Sr Sub Nts Series B

    08-15-06  10.63      500,000         525,000

Quno

  (U.S. Dollar) Sr Nts

    05-15-05   9.13%  $2,500,000(c)   $2,582,955

Riverwood Intl

  Company Guaranty

    04-01-06  10.25    1,000,000       1,032,500

    08-01-07  10.63      775,000         825,375

Silgan Holdings

  Sr Sub Deb

    06-01-09   9.00    1,600,000       1,656,000

Stone Container

  Sr Nts

    02-01-08   9.25    1,200,000       1,287,000

                                      ----------

Total                                 32,543,399

------------------------------------------------


REAL ESTATE INVESTMENT TRUST (0.1%)

MeriStar Hospitality

  Company Guaranty

    01-15-11   9.13    1,400,000       1,393,000

MeriStar Hospitality Operating

Partnership/Finance

  Sr Nts

    06-15-09  10.50       75,000(d)       78,750

RFS Partnership LP

  Company Guaranty

    03-01-12   9.75      350,000(d)      357,000

                                      ----------

Total                                  1,828,750

------------------------------------------------


RESTAURANTS & LODGING (0.1%)

Extended Stay America

  Sr Sub Nts

    06-15-11   9.88    1,380,000       1,442,100

Park Place Entertainment

  Sr Sub Nts

    05-15-11   8.13    1,550,000       1,575,188

Prime Hospitality

  Sr Sub Nts Series B

    04-01-07   9.75    1,625,000       1,690,000

                                      ----------

Total                                  4,707,288

------------------------------------------------


RETAIL (0.6%)

Albertson's

  Sr Nts

    02-15-11   7.50    7,000,000       7,624,379

Best Buy

  Cv

    01-15-22   2.25      530,000(d)      504,825

Flooring America

  Company Guaranty

    10-15-07   9.25    1,849,000(b)        1,849

Kroger

  Company Guaranty

    03-01-08   7.45    6,075,000       6,482,815

Pathmark Stores

  Sr Sub Nts

    02-01-12   8.75    1,300,000(d)    1,347,125

Rite Aid

    01-15-07   7.13%    $800,000        $532,000

Wal-Mart CRAVE Trust

    07-17-06   7.00    2,694,382(d)    2,832,361

                                      ----------

Total                                 19,325,354

------------------------------------------------


TRANSPORTATION (0.5%)

Enterprise Rent-A-Car USA Finance

    01-15-11   8.00    5,000,000(d)    5,328,850

Greater Beijing First Expressways

  (U.S. Dollar) Sr Nts

    06-15-04   9.25    5,120,000(b,c)  2,508,800

Interpool

    08-01-07   7.20      175,000         160,125

    08-01-07   7.35    2,100,000       1,932,000

Union Pacific

    01-15-11   6.65    5,300,000       5,478,637

Zhuhai Highway

  (U.S. Dollar) Sub Nts

    07-01-08  11.50    2,500,000(b,c,d)  625,000

                                      ----------

Total                                 16,033,412

------------------------------------------------


UTILITIES -- ELECTRIC (1.6%)

Arizona Public Service

  1st Mtge Sale Lease-backed Obligation

    12-30-15   8.00    1,800,000       1,843,200

Cleveland Electric Illuminating

  1st Mtge Series B

    05-15-05   9.50    9,000,000       9,095,760

Duke Capital

  Sr Nts

    10-01-09   7.50    4,500,000       4,886,595

Exelon

  Sr Nts

    05-01-11   6.75    9,000,000       9,285,750

Ipalco Enterprises

    11-14-11   7.63    6,000,000(d)    5,557,536

Mirant Americas Generation

  Sr Nts

    05-01-11   8.30    8,000,000       6,800,000

NRG Energy

  Sr Nts

    07-15-06   6.75    4,000,000       3,848,200

    04-01-11   7.75    4,000,000       3,850,000

Public Service Electric & Gas

  1st & Ref Mtge (AMBAC Insured)

    01-01-16   6.75    2,600,000(g)    2,608,294

Salton Sea Funding

  Series C

    05-30-10   7.84    1,325,000       1,271,232

Sithe Independence Funding

  Series A

    12-30-13   9.00    1,500,000       1,578,945

                                      ----------

Total                                 50,625,512

------------------------------------------------



              See accompanying notes to investments in securities.



ISSUER       COUPON      PRINCIPAL      VALUE(a)

              RATE        AMOUNT


UTILITIES-- GAS (1.0%)

Columbia Energy Group

  Series E

    11-28-10   7.32%  $7,000,000      $6,531,350

Dynegy-Roseton Danskamme

  Company Guaranty Series A

    11-08-10   7.27    7,000,000       6,478,010

El Paso

  Sr Nts

    05-15-09   6.75    1,900,000       1,858,086

    12-15-12   7.38    3,000,000       2,994,660

    08-01-31   7.80    2,000,000       1,971,220

Southern Natural Gas

    03-01-32   8.00    2,000,000       2,003,818

Southwest Gas

    02-15-11   8.38    6,000,000       6,123,960

Williams Companies

    09-01-11   7.13    2,250,000       2,071,485

                                      ----------

Total                                 30,032,589

------------------------------------------------


UTILITIES -- TELEPHONE (1.9%)

360 Communications

    04-01-09   7.60    3,000,000       3,121,500

Adelphia Business Solutions

  Sr Nts Series B

    09-01-04  12.25    1,570,000         188,400

AT&T

    11-15-11   7.30    9,000,000(d)    9,019,170

CenturyTel

  Sr Nts

    10-15-12   7.75    4,000,000       4,078,920

Citizens Communications

    08-15-08   7.63    6,000,000(d)    6,059,820

Dobson/Sygnet Communications

  Sr Nts

    12-15-08  12.25%  $1,975,000      $1,856,500

France Telecom

  (U.S. Dollar)

    03-01-11   7.75    8,000,000(c,o)  8,371,904

    03-01-31   8.50    3,500,000(c,o)  3,841,446

Sprint Capital

  Company Guaranty

    01-30-11   7.63    2,250,000       2,175,635

Vodafone Group

  Company Guaranty

    05-01-08   6.65   10,000,000      10,295,800

  (U.S. Dollar)

    02-15-10   7.75    5,000,000(c)    5,524,000

WorldCom

    05-15-31   8.25    7,000,000       6,728,687

                                      ----------

Total                                 61,261,782

------------------------------------------------

TOTAL BONDS

(Cost: $1,005,062,737)            $1,016,932,037

------------------------------------------------



SHORT-TERM SECURITIES (2.9%)

ISSUER     ANNUALIZED      AMOUNT      VALUE(a)

          YIELD ON DATE  PAYABLE AT

           OF PURCHASE    MATURITY


U.S. GOVERNMENT AGENCIES (2.2%)

Federal Home Loan Bank Disc Nt

    03-22-02   1.60%     $3,100,000   $3,096,914

Federal Home Loan Mtge Corp Disc Nts

    03-12-02   1.59      10,000,000    9,994,700

    03-21-02   1.75      10,000,000    9,989,791

    04-16-02   1.73      13,600,000   13,569,283

Federal Natl Mtge Assn Disc Nts

    03-07-02   1.79       1,300,000    1,299,592

    03-25-02   1.71      19,000,000   18,977,438

    04-24-02   1.70      13,800,000   13,765,720

                                      ----------

Total                                 70,693,438

------------------------------------------------


COMMERCIAL PAPER (0.7%)

Commerzbank U.S. Finance

    03-11-02     1.80%  $8,000,000    $7,995,600

Emerson Electric

    03-07-02     1.78    6,400,000(i)  6,397,785

Gannett

    03-18-02     1.77    2,900,000(i)  2,897,434

Proctor & Gamble

    03-18-02     1.70    2,100,000(i)  2,098,215

Salomon Smith Barney

    04-11-02     1.79    2,200,000     2,195,406

                                      ----------

Total                                 21,584,440

------------------------------------------------


TOTAL SHORT-TERM SECURITIES

(Cost: $92,280,732)                  $92,277,878

------------------------------------------------


TOTAL INVESTMENTS IN SECURITIES

(Cost: $3,305,560,079)(p)         $3,457,121,226

================================================



              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES


(a) Securities are valued by procedures described in Note 1 to the financial statements.


(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.


(c) Foreign security values are stated in U.S. dollars. For debt securities,

    principal amounts are denominated in the currency indicated. As of Feb. 28, 2002, the value of foreign securities represented 6.0% of net assets.


(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.


(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.


(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.


(g) The following abbreviations are used in the portfolio security description(s) to identify the insurer of the issue:


    AMBAC  --   American Municipal Bond Association Corporation

    MBIA   --   Municipal Bond Investors Assurance


(h) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.


(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other

    "accredited investors." This security has been determined to be liquid under guidelines established by the board.


(j) Identifies issues considered to be illiquid as to their marketability (see

    Note 1 to the financial statements). Information concerning such security holdings at Feb. 28, 2002, is as follows:




    SECURITY                                               ACQUISITION              COST

                                                             DATES

    -----------------------------------------------------------------------------------------


    Clarent Hospital

       11.50% Sr Nts 2005                                    11-19-01             $1,367,314

    Six Flags*

       8.88% Sr Nts 2010                                     01-31-02              1,195,728


    * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.


(k) Negligible market value.


(l) At Feb. 28, 2002, the cost of securities purchased, including interest purchased, on a when-issued basis was $15,290,084.


(m) Represents ownership in Semiconductor HOLDRs Trust. The Semiconductor HOLDRs

    Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the semiconductor industry.


(n) At Feb. 28, 2002, securities valued at $4,377,250 were held to cover open call options written as follows (see Note 8 to the financial statements):




    ISSUER                                    CONTRACTS      EXERCISE PRICE    EXPIRATION DATE     VALUE(A)

    -------------------------------------------------------------------------------------------------------


    EMC                                         1,000              $15           March 2002         $2,500

    PMC-Sierra                                  2,250               25           March 2002          5,625

    -------------------------------------------------------------------------------------------------------

    Total value                                                                                     $8,125

    -------------------------------------------------------------------------------------------------------



(o) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2002


(p) At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $3,305,560,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:





    Unrealized appreciation                                                       $ 427,476,000

    Unrealized depreciation                                                        (275,915,000)

    --------------------------------------------------------------------------------------------

    Net unrealized appreciation                                                   $ 151,561,000

    --------------------------------------------------------------------------------------------


INVESTMENTS IN SECURITIES

AXP VP - NEW DIMENSIONS FUND

FEB. 28, 2002 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)




COMMON STOCKS (97.0%)


ISSUER                                       SHARES                  VALUE(a)


AEROSPACE & DEFENSE (0.4%)

United Technologies                            236,000              $17,216,200

--------------------------------------------------------------------------------

AIRLINES (1.9%)

Southwest Airlines                           3,387,425               71,508,542

--------------------------------------------------------------------------------

BANKS AND SAVINGS & loans (5.0%)

Bank of America                              1,273,000               81,408,350

USA Education                                  636,600               59,044,650

Wells Fargo                                  1,092,700               51,247,630

                                                                  --------------

Total                                                               191,700,630

--------------------------------------------------------------------------------

BEVERAGES & TOBACCO (3.0%)

Anheuser-Busch                                 364,300               18,524,655

PepsiCo                                        196,500                9,923,250

Philip Morris                                1,665,700               87,715,762

                                                                  --------------

Total                                                               116,163,667

--------------------------------------------------------------------------------

CHEMICALS (1.0%)

Air Products & Chemicals                       493,900               23,954,150

Waste Management                               545,800               14,359,998

                                                                  --------------

Total                                                                38,314,148

--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (2.1%)

Motorola                                       450,500                5,856,500

Nokia ADR Cl A                                 564,600(c)            11,726,742

Verizon Communications                       1,309,700               61,293,960

                                                                  --------------

Total                                                                78,877,202

--------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (12.4%)

Automatic Data Processing                    1,190,200               62,735,442

Brocade Communications Systems                 251,000(b)             5,514,470

Cisco Systems                                3,098,100(b)            44,209,887

Dell Computer                                  359,000(b)             8,863,710

EMC                                            572,100(b)             6,235,890

Fiserv                                         161,500(b)             6,902,510

Intl Business Machines                       1,091,500              107,097,980

Microsoft                                    2,182,800(b)           127,344,553

Oracle                                       1,455,800(b)            24,195,396

SAP ADR                                        181,800(c)             6,212,106

State Street                                 1,182,400               59,947,680

SunGard Data Systems                           233,300(b)             7,201,971

VERITAS Software                               210,000(b)             7,452,900

                                                                  --------------

Total                                                               473,914,495

--------------------------------------------------------------------------------

ELECTRONICS (6.7%)

Applied Materials                              905,500(b)            39,362,085

Broadcom Cl A                                  245,000(b)             7,509,250

Intel                                        2,910,400               83,179,232

Maxim Integrated Products                      995,700(b)            45,563,232

Taiwan Semiconductor Mfg ADR                   569,700(b,c)           9,257,625

Texas Instruments                            2,460,200               72,206,870

                                                                  --------------

Total                                                               257,078,294

--------------------------------------------------------------------------------


ENERGY (5.0%)

ChevronTexaco                                1,000,500               84,482,220

Exxon Mobil                                  2,173,296               89,757,125

Murphy Oil                                     181,900               15,676,142

                                                                  --------------

Total                                                               189,915,487

--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.9%)

Schlumberger                                   613,000               35,682,730

--------------------------------------------------------------------------------

FINANCIAL SERVICES (9.0%)

Citigroup                                    3,460,433              156,584,593

Fannie Mae                                     727,500               56,926,875

MBNA                                         1,465,350               50,818,338

Morgan Stanley, Dean Witter & Co             1,636,480               80,383,898

                                                                  --------------

Total                                                               344,713,704

--------------------------------------------------------------------------------

FOOD (0.4%)

General Mills                                  363,800               16,818,474

--------------------------------------------------------------------------------

HEALTH CARE (8.8%)

Amgen                                          501,900(b)            29,100,162

Bristol-Myers Squibb                           826,400               38,840,800

Genentech                                      364,100(b)            17,185,520

Johnson & Johnson                            1,354,350               82,479,915

Medtronic                                    1,277,200               56,886,488

Pfizer                                       2,728,750              111,769,600

                                                                  --------------

Total                                                               336,262,485

--------------------------------------------------------------------------------

HEALTH CARE SERVICES (5.3%)

Cardinal Health                              1,290,725               85,304,015

HCA                                          1,570,100               63,950,173

UnitedHealth Group                             760,300               55,114,147

                                                                  --------------

Total                                                               204,368,335

--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.2%)

Gillette                                       269,000                9,197,110

Procter & Gamble                               453,400               38,443,786

                                                                  --------------

Total                                                                47,640,896

--------------------------------------------------------------------------------

INDEXES (1.3%)

Nasdaq-100 Index Tracking                    1,455,300(b)            49,116,375

--------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (2.4%)

Caterpillar                                    909,600               50,491,896

Illinois Tool Works                            545,700               40,141,692

                                                                  --------------

Total                                                                90,633,588

--------------------------------------------------------------------------------

INSURANCE (4.2%)

American Intl Group                          1,382,460              102,260,566

Marsh & McLennan                               561,000               59,213,550

                                                                  --------------

Total                                                               161,474,116

--------------------------------------------------------------------------------


LEISURE TIME & ENTERTAINMENT (4.4%)

AOL Time Warner                              1,845,000(b)            45,756,000

Intl Game Technology                           179,400(b)            12,113,088

Mattel                                         545,900               10,344,805

Viacom Cl B                                  2,182,717(b)           101,605,476

                                                                  --------------

Total                                                               169,819,369

--------------------------------------------------------------------------------

MEDIA (2.2%)

eBay                                           363,400(b)            18,914,970

Gannett                                        389,586               29,678,661

Grupo Televisa ADR                             231,700(b,c)           9,986,270

USA Networks                                   873,100(b)            25,808,836

                                                                  --------------

Total                                                                84,388,737

--------------------------------------------------------------------------------

METALS (0.8%)

Alcoa                                          818,000               30,732,260

--------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (6.5%)

Cendant                                        352,200(b)             6,131,802

General Electric                             3,638,700              140,089,950

Minnesota Mining & Mfg                         727,700               85,817,661

Robert Half Intl                               669,000(b)            17,400,690

                                                                  --------------

Total                                                               249,440,103

--------------------------------------------------------------------------------

PAPER & PACKAGING (0.3%)

Intl Paper                                     237,200               10,377,500

--------------------------------------------------------------------------------

RESTAURANTS & LODGING (1.0%)

Marriott Intl Cl A                             962,700               37,997,769

--------------------------------------------------------------------------------

RETAIL (9.7%)

Best Buy                                       272,700(b)            18,379,980

Costco Wholesale                             1,368,200(b)            56,451,932

Home Depot                                     909,250               45,462,500

Kohl's                                          91,000(b,e)           6,157,970

Safeway                                        385,300(b)            16,560,194

Target                                       1,819,400               76,232,860

Wal-Mart Stores                              2,183,300              135,386,433

Walgreen                                       436,300               17,556,712

                                                                  --------------

Total                                                               372,188,581

--------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (1.1%)

Dominion Resources                             727,600               42,404,528

--------------------------------------------------------------------------------

TOTAL COMMON STOCKS

(Cost: $3,363,956,142)                                           $3,718,748,215

--------------------------------------------------------------------------------



See accompanying notes to investments in securities.



PREFERRED STOCKS (0.6%)


ISSUER                                       SHARES                  VALUE(a)


Duke Energy

   8.25% Cv                                    322,500               $8,007,675

TXU

   8.75% Cv                                    250,900               13,423,150

--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS

(Cost: $20,873,057)                                                 $21,430,825

--------------------------------------------------------------------------------





OPTION PURCHASED (--%)


ISSUER             CONTRACTS        EXERCISE         EXPIRATION     VALUE(a)

                                      PRICE             DATE


PUT

  Intel              1,800              $30        April 2002          $522,000

--------------------------------------------------------------------------------

TOTAL OPTION PURCHASED

(Cost: $418,248)                                                       $522,000

--------------------------------------------------------------------------------





SHORT-TERM SECURITIES (3.6%)(e)


ISSUER                ANNUALIZED               AMOUNT               VALUE(a)

                     YIELD ON DATE           PAYABLE AT

                      OF PURCHASE             MATURITY



U.S. GOVERNMENT AGENCIES (2.9%)

Federal Home Loan Bank Disc Nts

      03-06-02                1.70%           $3,100,000             $3,099,179

      03-15-02                1.57             9,700,000              9,693,654

      04-05-02                1.74            10,000,000              9,982,473

      04-12-02                1.73               500,000                498,953

Federal Home Loan Mtge Corp Disc Nts

      03-14-02                1.72            14,400,000             14,390,369

      04-09-02                1.71            25,500,000             25,451,550

      04-23-02                1.75            11,300,000             11,270,422

Federal Natl Mtge Assn Disc Nts

      03-12-02                1.65             2,100,000              2,098,843

      04-03-02                1.72             2,200,000              2,196,622

      04-24-02                1.73            30,000,000             29,921,178

                                                                    ------------

Total                                                               108,603,243

--------------------------------------------------------------------------------


COMMERCIAL PAPER (0.7%)

Emerson Electric

      03-07-02                1.78%           $6,400,000(d)          $6,397,785

Gannett

      03-04-02                1.78               800,000(d)             799,842

      03-11-02                1.76             3,100,000(d)           3,098,333

      03-18-02                1.77             5,600,000(d)           5,595,044

Salomon Smith Barney

      03-18-02                1.78             4,000,000              3,996,440

      03-21-02                1.78             3,600,000              3,596,262

Unilever Capital

      04-18-02                1.77             4,500,000(d)           4,489,159

                                                                     -----------

Total                                                                27,972,865

--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES

(Cost: $136,582,084)                                               $136,576,108

--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES

(Cost: $3,521,829,531)(f)                                        $3,877,277,148

================================================================================





NOTES TO INVESTMENTS IN SECURITIES


(a)  Securities are valued by procedures described in Note 1 to the financial statements.


(b)  Non-income producing.


(c)  Foreign security values are stated in U.S. dollars. As of Feb. 28, 2002,

     the value of foreign securities represented 0.1% of net assets.


(d)  Commercial paper sold within terms of a private placement memorandum,

     exempt from registration under Section 4(2) of the Securities Act of 1933,

     as amended, and may be sold only to dealers in that program or other

     "accredited investors." This security has been determined to be liquid under guidelines established by the board.


(e)  At Feb. 28, 2002, securities valued at $3,383,500 were held to cover open call options written as follows (see Note 8 to the financial statements):




     ISSUER                    CONTRACTS                  EXERCISE PRICE                EXPIRATION DATE                  VALUE(a)

     ----------------------------------------------------------------------------------------------------------------------------


     Kohl's                       500                           $75                       April 2002                      $38,750



     At Feb. 28, 2002, cash or short-term securities were designated to cover open put options written as follows (see Note 8 to the financial statements):




     ISSUER                    CONTRACTS                  EXERCISE PRICE                EXPIRATION DATE                  VALUE(a)

---------------------------------------------------------------------------------------------------------------------------------


     Intl Game Technology         200                           $60                       April 2002                      $29,000



(f)  At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $3,521,830,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:




      Unrealized appreciation               $ 533,852,000

      Unrealized depreciation                (178,405,000)

--------------------------------------------------------------------------------

      Net unrealized appreciation           $ 355,447,000

--------------------------------------------------------------------------------


INVESTMENTS IN SECURITIES

AXP VP - PARTNERS SMALL CAP VALUE FUND

FEB. 28, 2002 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)




COMMON STOCKS (82.4%)


ISSUER                                       SHARES                  VALUE(a)


AEROSPACE & DEFENSE (0.6%)

Curtiss-Wright                                   2,700                 $167,400

--------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (1.3%)

Stattec Security                                 1,200(b)                51,324

Wescast Inds Cl A                               10,500(c)               325,710

                                                                  --------------

Total                                                                   377,034

--------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (2.5%)

Alexander & Baldwin                             17,800                  440,728

Florida Rock Inds                                2,600                  108,706

Simpson Mfg                                      3,200(b)               172,800

                                                                  --------------

Total                                                                   722,234

--------------------------------------------------------------------------------

CHEMICALS (0.9%)

Albemarle                                       10,700                  253,697

--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (1.8%)

Fairchild Semiconductor Intl Cl A                1,900(b)                48,925

Peco II                                         33,400(b)               175,350

REMEC                                            8,600(b)                67,252

Somera Communications                           29,200(b)               235,060

                                                                  --------------

Total                                                                   526,587

--------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (2.8%)

American Management Systems                      5,900(b)               109,386

Answerthink                                     19,700(b)                96,530

Cognex                                           1,300(b)                30,043

Lightbridge                                     17,300(b)               169,194

PC-Tel                                          21,300(b)               171,252

Perot Systems Cl A                               2,600(b)                43,810

SPSS                                             6,400(b)               112,576

Syntel                                           7,200(b)                94,680

                                                                  --------------

Total                                                                   827,471

--------------------------------------------------------------------------------

ELECTRONICS (17.1%)

Advanced Power Technology                       30,200(b)               332,200

American Power Conversion                       51,700(b)               676,753

Analogic                                         5,000                  200,500

Avnet                                            5,200                  136,552

Bel Fuse Cl A                                   13,500                  309,960

Credence Systems                                38,000(b)               595,840

CyberOptics                                      5,200(b)                54,600

Electro Scientific Inds                          5,300(b)               169,388

Electroglas                                     19,600(b)               302,232

Entegris                                        28,100(b)               289,992

KEMET                                           40,800(b)               664,632

Nu Horizons Electronics                         20,800(b)               181,792

Park Electrochemical                            12,200                  308,050

Technitrol                                       2,200                   47,916

Tektronix                                        8,400(b)               200,844

TriQuint Semiconductor                          27,500(b)               248,875

TTM Technologies                                33,700(b)               296,223

                                                                  --------------

Total                                                                 5,016,349

--------------------------------------------------------------------------------


ENERGY (3.2%)

Brown (Tom)                                     18,000(b)               483,840

St. Mary Land & Exploration                     12,700                  275,590

Stone Energy                                     4,400(b)               162,228

                                                                  --------------

Total                                                                   921,658

--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.7%)

Dril-Quip                                        1,200(b)                28,128

Helmerich & Payne                                5,100                  172,074

Patterson-UTI Energy                             3,000(b)                73,410

Precision Drilling                              17,800(b,c)             523,320

                                                                  --------------

Total                                                                   796,932

--------------------------------------------------------------------------------

FINANCIAL SERVICES (7.9%)

Brookfield Properties                           27,700(c)               506,356

Catellus Development                            10,000(b)               189,000

E*TRADE Group                                   33,700(b)               272,970

Forest City Enterprises Cl A                    10,000                  396,200

Jones Lang LaSalle                               7,000(b)               129,360

Southwest Securities Group                      19,200                  369,600

Trammell Crow                                   21,500(b)               258,430

Wellsford Real Properties                       10,000(b)               198,500

                                                                  --------------

Total                                                                 2,320,416

--------------------------------------------------------------------------------

FURNITURE & APPLIANCES (0.6%)

Thomas Inds                                      6,800                  179,656

--------------------------------------------------------------------------------

HEALTH CARE (4.2%)

Antigenics                                      11,100(b)               144,744

Arrow Intl                                       1,000                   45,730

Coherent                                        14,400(b)               408,672

Lexicon Genetics                                12,100(b)               100,551

Theragenics                                     40,100(b)               355,286

VISX                                            10,700(b)               160,821

                                                                  --------------

Total                                                                 1,215,804

--------------------------------------------------------------------------------

HEALTH CARE SERVICES (0.1%)

Celera Genomics Group-Applera                    1,600(b)                32,320

--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.4%)

Energizer Holdings                              13,400(b)               292,522

Ocular Sciences                                  4,400(b)               115,720

                                                                  --------------

Total                                                                   408,242

--------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (4.8%)

Alamo Group                                      9,700                  144,336

Arctic Cat                                         800                   14,280

Blyth Inds                                       8,100                  173,097

Denison Intl ADR                                12,600(b,c)             219,366

Lincoln Electric Holdings                       14,300                  371,371

Tecumseh Products Cl A                           3,000                  150,600

Trinity Inds                                    15,000                  328,950

                                                                  --------------

Total                                                                 1,402,000

--------------------------------------------------------------------------------


INSURANCE (11.3%)

AmerUs Group                                     9,200                  314,456

Argonaut Group                                   4,700                   94,235

Clark/Bardes                                     1,800(b)                45,792

CNA Surety                                      13,300                  190,190

First American                                  15,000                  296,850

Leucadia Natl                                   13,900                  441,325

MONY Group                                      11,200                  442,176

Phoenix Companies                               25,000(b)               447,500

PMA Capital Cl A                                12,200                  248,880

ProAssurance                                     8,400(b)               136,500

Protective Life                                  7,300                  226,738

Reinsurance Group of America                    10,200                  302,940

Stewart Information Services                     5,000(b)                85,000

Trenwick Group                                   3,000(c)                24,600

                                                                  --------------

Total                                                                 3,297,182

--------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (1.0%)

Callaway Golf                                    9,700                  180,517

Concord Camera                                   4,800(b)                32,832

Thor Inds                                          300                   15,195

Topps                                            7,200(b)                69,048

                                                                  --------------

Total                                                                   297,592

--------------------------------------------------------------------------------

METALS (0.7%)

AngloGold ADR                                    1,800(c)                42,300

Gold Fields ADR                                 17,600(c)               153,648

                                                                  --------------

Total                                                                   195,948

--------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (5.1%)

Brascan Cl A                                    35,800(c)               703,470

Cornell Companies                                9,400(b)               119,286

Learning Tree Intl                                 500(b)                10,925

Spherion                                        28,300(b)               263,190

Wesco Financial                                    410                  127,510

Woodward Governor                                4,800                  272,736

                                                                  --------------

Total                                                                 1,497,117

--------------------------------------------------------------------------------

PAPER & PACKAGING (0.8%)

TimberWest Forest                               27,500(b,c)             226,325

--------------------------------------------------------------------------------

RESTAURANTS & LODGING (0.2%)

RARE Hospitality Intl                            2,700(b)                72,603

--------------------------------------------------------------------------------

RETAIL (7.5%)

Abercrombie & Fitch                              1,800(b)                47,952

Big Lots                                        31,500                  396,900

Buckle                                          14,000(b)               338,100

Charming Shoppes                                 6,800(b)                51,272

Claire's Stores                                  3,700                   70,152

Galyan's Trading                                29,400(b)               363,972

InterTAN                                        19,300(b,c)             230,828

Pier 1 Imports                                   3,300                   65,901

Stein Mart                                      41,900(b)               384,223

Wilsons The Leather Experts                     22,200(b)               250,638

                                                                  --------------

Total                                                                 2,199,938

--------------------------------------------------------------------------------


See accompanying notes to investments in securities.



ISSUER                                       SHARES                  VALUE(a)


TEXTILES & APPAREL (3.8%)

Cutter & Buck                                   10,900(b)               $75,210

Maxwell Shoes Cl A                              11,800(b)               190,570

Nautica Enterprises                             33,600(b)               454,608

Oakley                                           6,400(b)               103,552

Steven Madden                                   13,200(b)               198,000

Wolverine World Wide                             5,000                   77,400

                                                                  --------------

Total                                                                 1,099,340

--------------------------------------------------------------------------------

TRANSPORTATION (0.1%)

EGL                                              3,900(b)                41,613

--------------------------------------------------------------------------------

TOTAL COMMON STOCKS

(Cost: $22,362,942)                                                 $24,095,458

--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES

(Cost: $22,362,942)(d)                                              $24,095,458

================================================================================



NOTES TO INVESTMENTS IN SECURITIES


(a)  Securities are valued by procedures described in Note 1 to the financial statements.


(b)  Non-income producing.


(c)  Foreign security values are stated in U.S. dollars. As of Feb. 28, 2002,

     the value of foreign securities represented 10.1% of net assets.


(d)  At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $22,363,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:




     Unrealized appreciation                 $2,101,000

     Unrealized depreciation                   (369,000)

     ---------------------------------------------------------------------------

     Net unrealized appreciation             $1,732,000

     ---------------------------------------------------------------------------


INVESTMENTS IN SECURITIES

AXP VP - S&P 500 INDEX FUND

FEB. 28, 2002 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)




COMMON STOCKS (100.0%)


ISSUER                                       SHARES                  VALUE(a)


AEROSPACE & DEFENSE (1.5%)

Boeing                                           7,051                 $324,064

General Dynamics                                 1,699                  154,405

Goodrich                                           858                   25,611

Lockheed Martin                                  3,709                  209,225

Northrop Grumman                                   930                   99,547

Raytheon                                         3,291                  127,329

Rockwell Collins                                 1,546                   35,945

Rockwell Intl                                    1,547                   30,553

United Technologies                              3,945                  287,788

                                                                  --------------

Total                                                                 1,294,467

--------------------------------------------------------------------------------

AIRLINES (0.2%)

AMR                                              1,300(b)                33,930

Delta Air Lines                                  1,037                   35,777

Southwest Airlines                               6,444                  136,033

US Airways Group                                   573(b)                 3,048

                                                                  --------------

Total                                                                   208,788

--------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (1.1%)

Cooper Tire & Rubber                               611                   11,682

Cummins                                            347                   14,428

Dana                                             1,250                   23,250

Delphi Automotive Systems                        4,717                   75,425

Eaton                                              583                   47,071

Ford Motor                                      15,246                  226,860

General Motors                                   4,677                  246,946

Genuine Parts                                    1,458                   53,261

Goodyear Tire & Rubber                           1,373                   37,758

Johnson Controls                                   735                   65,239

Navistar Intl                                      500                   21,260

PACCAR                                             646                   46,467

Snap-On                                            487                   16,777

TRW                                              1,063                   53,416

Visteon                                          1,097                   15,555

                                                                  --------------

Total                                                                   955,395

--------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (6.7%)

AmSouth Bancorporation                           3,068                   64,888

Bank of America                                 13,246                  847,083

Bank of New York                                 6,201                  233,406

Bank One                                         9,817                  351,841

BB&T                                             3,815                  141,193

Charter One Financial                            1,892                   57,630

Comerica                                         1,499                   89,715

Fifth Third Bancorp                              4,865                  310,192

FleetBoston Financial                            8,799                  293,711

Golden West Financial                            1,327                   84,596

Huntington Bancshares                            2,114                   39,003

J.P. Morgan Chase                               16,611                  485,872

KeyCorp                                          3,565                   89,410

Marshall & Ilsley                                  888                   54,159

Mellon Financial                                 3,939                  141,804

Natl City                                        5,102                  145,509

Northern Trust                                   1,870                  101,204

PNC Financial Services Group                     2,392                  131,416

Regions Financial                                1,915                   62,238

SouthTrust                                       2,885                   72,904

SunTrust Banks                                   2,432                  152,705

Synovus Financial                                2,452                   71,844

U.S. Bancorp                                    16,425                  342,461

Union Planters                                   1,156                   53,823

USA Education                                    1,320                  122,430

Wachovia                                        11,458                  380,749

Washington Mutual                                8,109                  263,786

Wells Fargo                                     14,273                  669,405

Zions Bancorp                                      772                   40,800

                                                                  --------------

Total                                                                 5,895,777

--------------------------------------------------------------------------------

BEVERAGES & TOBACCO (3.8%)

Anheuser-Busch                                   7,445                  378,578

Brown-Forman Cl B                                  574                   39,003

Coca-Cola                                       20,937                  992,204

Coca-Cola Enterprises                            3,744                   65,258

Coors (Adolph) Cl B                                304                   18,395

Fortune Brands                                   1,251                   56,921

Pepsi Bottling Group                             2,390                   59,392

PepsiCo                                         14,730                  743,865

Philip Morris                                   18,242                  960,624

UST                                              1,392                   48,525

                                                                  --------------

Total                                                                 3,362,765

--------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (0.6%)

Centex                                             511                   29,863

Fluor                                              674                   25,551

Georgia-Pacific                                  1,934                   49,607

KB HOME                                            423                   18,464

Louisiana-Pacific                                  879                    8,869

Masco                                            3,864                  108,463

Plum Creek Timber                                1,537                   47,570

Pulte Homes                                        496                   25,762

Sherwin-Williams                                 1,300                   34,346

Temple-Inland                                      415                   23,111

Vulcan Materials                                   852                   41,177

Weyerhaeuser                                     1,821                  112,575

                                                                  --------------

Total                                                                   525,358

--------------------------------------------------------------------------------

CHEMICALS (1.5%)

Air Products & Chemicals                         1,914                   92,829

Allied Waste Inds                                1,658(b)                21,637

Dow Chemical                                     7,593                  237,508

du Pont (EI) de Nemours                          8,631                  404,275

Eastman Chemical                                   649                   28,556

Ecolab                                           1,076                   50,389

Engelhard                                        1,092                   31,417

Great Lakes Chemical                               422                    9,938

Hercules                                           913(b)                11,413

Millipore                                          401                   20,932

Pall                                             1,028                   20,067

PPG Inds                                         1,418                   72,814

Praxair                                          1,354                   78,397

Rohm & Haas                                      1,855                   71,251

Sigma-Aldrich                                      617                   28,129

Waste Management                                 5,286                  139,075

                                                                  --------------

Total                                                                 1,318,627

--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (2.6%)

ADC Telecommunications                           6,646(b)                23,926

Andrew Corp                                        685(b)                11,515

AT&T Wireless Services                          22,754(b)               229,588

Avaya                                            2,415(b)                12,920

CIENA                                            2,754(b)                21,371

JDS Uniphase                                    11,178(b)                54,213

Lucent Technologies                             28,744                  160,679

Motorola                                        18,739                  243,607

Nortel Networks                                 26,948(c)               136,626

QUALCOMM                                         6,436(b)               213,997

Scientific-Atlanta                               1,315                   29,417

Tellabs                                          3,451(b)                35,407

Verizon Communications                          22,854                1,069,567

                                                                  --------------

Total                                                                 2,242,833

--------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (--%)

Novell                                           3,049(b)                12,470

--------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (11.3%)

Adobe Systems                                    1,997                   72,651

Apple Computer                                   2,953(b)                64,080

Autodesk                                           461                   20,362

Automatic Data Processing                        5,192                  273,670

BMC Software                                     2,056(b)                32,999

Cisco Systems                                   61,754(b)               881,229

Citrix Systems                                   1,580(b)                23,969

Compaq Computer                                 14,262                  144,617

Computer Associates Intl                         4,849                   78,942

Computer Sciences                                1,434(b)                68,129

Compuware                                        3,130(b)                35,713

Comverse Technology                              1,561(b)                24,430

Concord EFS                                      4,241(b)               127,357

Convergys                                        1,448(b)                44,150

Dell Computer                                   21,974(b)               542,538

Deluxe                                             558                   26,449

Electronic Data Systems                          3,991                  235,589

EMC                                             18,653(b)               203,318

Equifax                                          1,219                   36,570

First Data                                       3,212                  261,842

Fiserv                                           1,576(b)                67,358

Gateway                                          2,727(b)                12,544

Hewlett-Packard                                 16,334                  328,640

Intl Business Machines                          14,504                1,423,131

Intuit                                           1,785(b)                67,634



See accompanying notes to investments in securities.



ISSUER                                       SHARES                  VALUE(a)


Lexmark Intl Cl A                                1,094(b)               $54,383

Mercury Interactive                                696(b)                23,580

Microsoft                                       45,344(b)             2,645,368

NCR                                                817(b)                34,151

Network Appliance                                2,788(b)                44,580

NVIDIA                                           1,217(b)                62,079

Oracle                                          46,825(b)               778,231

Palm                                             4,782(b)                14,442

Parametric Technology                            2,210(b)                16,266

PeopleSoft                                       2,550(b)                74,129

Pitney Bowes                                     2,053                   85,651

QLogic                                             780(b)                29,055

Rational Software                                1,634(b)                30,327

SABRE Holdings Cl A                              1,124(b)                49,467

Sanmina-SCI                                      4,385(b)                44,508

Sapient                                          1,063(b)                 4,667

Siebel Systems                                   3,893(b)               108,070

Solectron                                        6,909(b)                57,137

State Street                                     2,740                  138,918

Sun Microsystems                                27,292(b)               232,255

Unisys                                           2,686(b)                29,815

VERITAS Software                                 3,375(b)               119,779

Yahoo!                                           4,796(b)                69,350

                                                                  --------------

Total                                                                 9,844,119

--------------------------------------------------------------------------------

ELECTRONICS (4.4%)

Advanced Micro Devices                           2,861(b)                38,624

Agilent Technologies                             3,878(b)               120,800

Altera                                           3,243(b)                61,844

American Power Conversion                        1,646(b)                21,546

Analog Devices                                   3,046(b)               113,342

Applied Materials                                6,873(b)               298,769

Applied Micro Circuits                           2,511(b)                19,310

Broadcom Cl A                                    2,209(b)                67,706

Conexant Systems                                 2,145(b)                21,965

Corning                                          7,962                   53,584

Intel                                           56,509                1,615,028

Jabil Circuit                                    1,659(b)                30,940

KLA-Tencor                                       1,560(b)                90,340

Linear Technology                                2,665                   98,152

LSI Logic                                        3,088(b)                46,289

Maxim Integrated Products                        2,719(b)               124,421

Micron Technology                                5,046(b)               162,229

Molex                                            1,647                   48,751

Mykrolis                                            --(b)                     4

Natl Semiconductor                               1,481(b)                37,247

Novellus Systems                                 1,206(b)                51,364

PerkinElmer                                      1,037                   23,851

PMC-Sierra                                       1,389(b)                20,293

Power-One                                          663(b)                 4,661

Symbol Technologies                              1,922                   16,587

Tektronix                                          774(b)                18,506

Teradyne                                         1,522(b)                51,002

Texas Instruments                               14,584                  428,040

Thomas & Betts                                     489                    9,340

Vitesse Semiconductor                            1,603(b)                11,253

Xilinx                                           2,812(b)               101,007

                                                                  --------------

Total                                                                 3,806,795

--------------------------------------------------------------------------------


ENERGY (5.9%)

Amerada Hess                                       747                   51,745

Anadarko Petroleum                               2,094                  109,097

Apache                                           1,154                   60,874

Ashland                                            581                   25,210

Burlington Resources                             1,690                   63,510

ChevronTexaco                                    8,982                  758,440

Conoco                                           5,266                  145,658

Devon Energy                                     1,308                   57,133

EOG Resources                                      972                   34,205

Exxon Mobil                                     57,591                2,378,507

FirstEnergy                                      2,506                   91,720

Kerr-McGee                                         843                   46,609

Marathon Oil                                     2,605                   71,638

Occidental Petroleum                             3,145                   84,412

Phillips Petroleum                               3,210                  189,743

Royal Dutch Petroleum ADR                       17,883(c)               918,650

Sunoco                                             661                   25,462

Unocal                                           2,054                   73,800

                                                                  --------------

Total                                                                 5,186,413

--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.9%)

Baker Hughes                                     2,828                   99,857

Halliburton                                      3,615                   59,503

McDermott Intl                                     519(b)                 7,432

Nabors Inds                                      1,186(b)                42,067

Noble Drilling                                   1,113(b)                39,211

Progress Energy                                  1,842                   82,411

Reliant Energy                                   2,510                   52,208

Rowan Companies                                    789(b)                14,715

Schlumberger                                     4,847                  282,144

Transocean Sedco Forex                           2,684                   75,179

                                                                  --------------

Total                                                                   754,727

--------------------------------------------------------------------------------

FINANCIAL SERVICES (6.4%)

American Express                                11,233                  409,443

Bear Stearns Companies                             792                   43,631

Capital One Financial                            1,809                   89,129

Citigroup                                       43,315                1,960,004

Countrywide Credit Inds                          1,029                   42,240

Equity Office Properties Trust                   3,488                  100,106

Fannie Mae                                       8,411                  658,161

Franklin Resources                               2,196                   89,729

Freddie Mac                                      5,852                  373,006

H&R Block                                        1,545                   77,945

Household Intl                                   3,854                  198,481

Lehman Brothers Holdings                         2,007                  113,396

MBNA                                             7,172                  248,725

Merrill Lynch                                    7,126                  341,692

MGIC Investment                                    902                   60,542

Morgan Stanley, Dean Witter & Co                 9,234                  453,574

Paychex                                          3,151                  116,429

Providian Financial                              2,392                    9,305

Schwab (Charles)                                11,506                  150,038

Stilwell Financial                               1,863                   42,495

T. Rowe Price Group                              1,039                   41,363

                                                                  --------------

Total                                                                 5,619,434

--------------------------------------------------------------------------------


FOOD (1.3%)

Archer-Daniels-Midland                           5,568                   77,117

Campbell Soup                                    3,449                   92,226

ConAgra Foods                                    4,523                  105,883

General Mills                                    3,067                  141,787

Heinz (HJ)                                       2,948                  120,190

Hershey Foods                                    1,142                   80,682

Kellogg                                          3,422                  118,230

Sara Lee                                         6,595                  137,967

SUPERVALU                                        1,122                   29,116

Sysco                                            5,612                  165,948

Wrigley (Wm) Jr                                  1,896                  106,252

                                                                  --------------

Total                                                                 1,175,398

--------------------------------------------------------------------------------

FURNITURE & APPLIANCES (0.2%)

Black & Decker                                     671                   32,544

Leggett & Platt                                  1,654                   42,424

Maytag                                             646                   25,795

Stanley Works                                      718                   36,209

Whirlpool                                          563                   42,281

                                                                  --------------

Total                                                                   179,253

--------------------------------------------------------------------------------

HEALTH CARE (13.0%)

Abbott Laboratories                             13,071                  739,165

Allergan                                         1,104                   71,583

American Home Products                          11,107                  705,850

Amgen                                            8,803(b)               510,398

Applera-Applied Biosystem Group                  1,784                   40,318

Bard (CR)                                          430                   23,392

Bausch & Lomb                                      451                   17,129

Baxter Intl                                      4,971                  275,791

Becton, Dickinson & Co                           2,177                   79,874

Biogen                                           1,245(b)                66,172

Biomet                                           2,270                   69,371

Boston Scientific                                3,396(b)                75,935

Bristol-Myers Squibb                            16,290                  765,630

Chiron                                           1,592(b)                69,125

Forest Laboratories                              1,498(b)               119,121

Genzyme-General Division                         1,787(b)                79,307

Guidant                                          2,566(b)               106,489

Immunex                                          4,586(b)               131,802

Johnson & Johnson                               25,826                1,572,803

King Pharmaceuticals                             2,068(b)                64,232

Lilly (Eli)                                      9,465                  716,784

MedImmune                                        2,084(b)                85,923

Medtronic                                       10,193                  453,996

Merck & Co                                      19,151                1,174,531

Pfizer                                          52,929                2,167,972

Pharmacia                                       10,856                  445,639

Schering-Plough                                 12,327                  425,158

St. Jude Medical                                   733(b)                57,394

Stryker                                          1,655                  101,783

Waters                                           1,101(b)                34,406

Watson Pharmaceuticals                             896(b)                26,235

Zimmer Holdings                                  1,632(b)                58,360

                                                                  --------------

Total                                                                11,331,668

--------------------------------------------------------------------------------



See accompanying notes to investments in securities.



ISSUER                                       SHARES                  VALUE(a)


HEALTH CARE SERVICES (1.4%)

Aetna                                            1,206                  $42,282

AmerisourceBergen                                  866                   58,628

Cardinal Health                                  3,796                  250,878

HCA                                              4,336                  176,605

Health Management Associates Cl A                2,064(b)                36,430

Healthsouth                                      3,302(b)                39,327

Humana                                           1,420(b)                18,602

IMS Health                                       2,488                   49,760

Manor Care                                         861(b)                16,144

McKesson HBOC                                    2,408                   84,882

Quintiles Transnational                          1,007(b)                16,726

Tenet Healthcare                                 2,741(b)               158,293

UnitedHealth Group                               2,625                  190,286

Wellpoint Health Networks                          608(b)                73,945

                                                                  --------------

Total                                                                 1,212,788

--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.7%)

Alberto-Culver Cl B                                477                   24,837

Avon Products                                    1,989                  102,811

Clorox                                           1,958                   85,741

Colgate-Palmolive                                4,645                  260,027

Gillette                                         8,885                  303,778

Intl Flavors/Fragrances                            798                   27,491

Kimberly-Clark                                   4,422                  276,817

Newell Rubbermaid                                2,245                   69,887

Procter & Gamble                                10,908                  924,890

Tupperware                                         489                    9,868

Unilever                                         4,813(c)               280,502

                                                                  --------------

Total                                                                 2,366,649

--------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (0.8%)

Caterpillar                                      2,890                  160,424

Cintas                                           1,429                   63,290

Cooper Inds                                        788                   27,856

Deere & Co                                       1,977                   94,758

Illinois Tool Works                              2,565                  188,681

Ingersoll-Rand Cl A                              1,414                   70,700

Parker-Hannifin                                    987                   49,172

Thermo Electron                                  1,496(b)                30,444

                                                                  --------------

Total                                                                   685,325

--------------------------------------------------------------------------------

INSURANCE (4.4%)

ACE                                              2,185(c)                95,922

AFLAC                                            4,396                  112,977

Allstate                                         6,003                  210,225

Ambac Financial Group                              888                   55,100

American Intl Group                             21,995                1,626,970

Aon                                              2,267                   78,506

Chubb                                            1,430                  107,450

CIGNA                                            1,218                  109,255

Cincinnati Financial                             1,360                   54,686

Conseco                                          2,902(b)                10,883

Hartford Financial Services Group                2,064                  138,288

Jefferson-Pilot                                  1,267                   64,072

John Hancock Financial Services                  2,515                   96,601

Lincoln Natl                                     1,595                   81,680

Loews                                            1,612                   94,028

Marsh & McLennan                                 2,313                  244,137

MBIA                                             1,249                   73,004

MetLife                                          6,102                  194,532

Progressive                                        617                   96,129

SAFECO                                           1,075                   36,496

St. Paul Companies                               1,746                   85,379

Torchmark                                        1,045                   41,999

UnumProvident                                    2,038                   57,716

XL Capital Cl A                                  1,117(c)               106,405

                                                                  --------------

Total                                                                 3,872,440

--------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (2.8%)

AOL Time Warner                                 37,269(b)               924,270

Brunswick                                          738                   19,919

Carnival                                         4,935                  134,676

Disney (Walt)                                   17,164                  394,772

Harley-Davidson                                  2,549                  130,662

Harrah's Entertainment                             944(b)                38,175

Hasbro                                           1,454                   20,807

Intl Game Technology                               738(b)                49,830

Mattel                                           3,634                   68,864

Viacom Cl B                                     14,930(b)               694,992

                                                                  --------------

Total                                                                 2,476,967

--------------------------------------------------------------------------------

MEDIA (1.7%)

American Greetings Cl A                            534                    7,353

Clear Channel Communications                     5,032(b)               234,592

Comcast Cl A                                     7,956(b)               269,470

Donnelley (RR) & Sons                              964                   27,580

Dow Jones                                          715                   39,904

Gannett                                          2,230                  169,881

Interpublic Group of Companies                   3,179                   86,469

Knight-Ridder                                      708                   47,719

McGraw-Hill Companies                            1,628                  107,122

Meredith                                           415                   16,376

Moody's                                          1,313                   48,581

New York Times Cl A                              1,276                   56,016

Omnicom Group                                    1,565                  146,390

TMP Worldwide                                      930(b)                25,966

Tribune                                          2,508                  107,393

Univision Communications Cl A                    1,769(b)                72,954

                                                                  --------------

Total                                                                 1,463,766

--------------------------------------------------------------------------------

Metals (0.9%)

Alcan                                            2,702(c)               109,539

Alcoa                                            7,151                  268,662

Allegheny Technologies                             675                   10,537

Avery Dennison                                     925                   59,200

Barrick Gold                                     4,513(c)                81,460

Freeport-McMoRan Copper & Gold Cl B              1,212(b)                17,756

Inco                                             1,531(b,c)              28,523

Newmont Mining                                   3,298                   79,548

Nucor                                              654                   36,951

Phelps Dodge                                       662                   25,096

Placer Dome                                      2,764(c)                32,118

United States Steel                                750                   13,290

Worthington Inds                                   718                   10,562

                                                                  --------------

Total                                                                   773,242

--------------------------------------------------------------------------------

MISCELLANEOUS (0.1%)

MeadWestvaco                                     1,671                   58,051

--------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (8.5%)

Cendant                                          8,263(b)               143,859

Crane                                              502                   12,264

Danaher                                          1,203                   80,878

Dover                                            1,704                   67,427

Eastman Kodak                                    2,449                   77,144

Emerson Electric                                 3,603                  207,497

General Electric                                83,580                3,217,829

Grainger (WW)                                      787                   46,645

Honeywell Intl                                   6,847                  261,008

ITT Inds                                           744                   43,896

Minnesota Mining & Mfg                           3,301                  389,287

Robert Half Intl                                 1,476(b)                38,391

S&P Depositary Receipts                         20,530                2,280,267

Textron                                          1,189                   56,513

Tyco Intl                                       16,797(c)               488,793

Xerox                                            6,062                   58,862

                                                                  --------------

Total                                                                 7,470,560

--------------------------------------------------------------------------------

PAPER & PACKAGING (0.3%)

Ball                                               460                   19,453

Bemis                                              444                   25,290

Boise Cascade                                      488                   17,544

Intl Paper                                       4,058                  177,538

Pactiv                                           1,341(b)                25,519

Sealed Air                                         704(b)                31,666

                                                                  --------------

Total                                                                   297,010

--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.1%)

Equity Residential Properties

   Trust                                         2,280                   61,446

--------------------------------------------------------------------------------

RESTAURANTS & LODGING (0.8%)

Darden Restaurants                                 981                   41,477

Hilton Hotels                                    3,109                   39,982

Marriott Intl Cl A                               2,029                   80,085

McDonald's                                      10,823                  282,479

Starbucks                                        3,210(b)                73,862

Starwood Hotels & Resorts Worldwide              1,665                   59,940

Tricon Global Restaurants                        1,228(b)                72,612

Wendy's Intl                                       880                   27,289

                                                                  --------------

Total                                                                   677,726

--------------------------------------------------------------------------------

RETAIL (7.3%)

Albertson's                                      3,419                  103,459

AutoZone                                           908(b)                60,255

Bed Bath & Beyond                                2,442(b)                81,563

Best Buy                                         1,775(b)               119,635

Big Lots                                           958                   12,071



See accompanying notes to investments in securities.



ISSUER                                       SHARES                  VALUE(a)


Circuit City Stores-Circuit City Group           1,754                  $31,362

Costco Wholesale                                 3,808(b)               157,118

CVS                                              3,290                   89,883

Dillard's Cl A                                     704                   14,150

Dollar General                                   2,783                   41,049

Family Dollar Stores                             1,451                   47,651

Federated Dept Stores                            1,622(b)                67,978

Gap                                              7,261                   86,914

Home Depot                                      19,729                  986,451

Kohl's                                           2,820(b)               190,829

Kroger                                           6,763(b)               149,800

Limited                                          3,608                   64,980

Lowe's Companies                                 6,519                  294,985

May Dept Stores                                  2,519                   92,296

Nordstrom                                        1,131                   28,795

Office Depot                                     2,584(b)                49,122

Penney (JC)                                      2,221                   43,398

RadioShack                                       1,509                   41,407

Safeway                                          4,226(b)               181,633

Sears, Roebuck & Co                              2,716                  142,807

Staples                                          3,886(b)                76,438

Target                                           7,601                  318,482

Tiffany                                          1,229                   40,323

TJX Companies                                    2,296                   87,179

Toys "R" Us                                      1,671(b)                29,761

Wal-Mart Stores                                 37,525                2,326,926

Walgreen                                         8,589                  345,621

Winn-Dixie Stores                                1,183                   19,815

                                                                  --------------

Total                                                                 6,424,136

--------------------------------------------------------------------------------

TEXTILES & APPAREL (0.3%)

Jones Apparel Group                              1,056(b)                37,657

Liz Claiborne                                      885                   26,824

Nike Cl B                                        2,262                  133,141

Reebok Intl                                        495(b)                13,702

VF                                                 934                   39,275

                                                                  --------------

Total                                                                   250,599

--------------------------------------------------------------------------------


TRANSPORTATION (0.6%)

Burlington Northern Santa Fe                     3,256                   94,489

CSX                                              1,795                   67,743

FedEx                                            2,510(b)               145,229

Norfolk Southern                                 3,246                   77,222

Ryder System                                       510                   14,331

Union Pacific                                    2,092                  126,922

                                                                  --------------

Total                                                                   525,936

--------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (2.1%)

AES                                              4,487(b)                23,153

Allegheny Energy                                 1,052                   36,368

Ameren                                           1,158                   47,327

American Electric Power                          2,713                  118,965

Calpine                                          2,570(b)                18,890

Cinergy                                          1,339                   42,580

CMS Energy                                       1,119                   24,394

Consolidated Edison                              1,787                   72,910

Constellation Energy Group                       1,378                   39,797

Dominion Resources                               2,215                  129,090

DTE Energy                                       1,369                   56,704

Duke Energy                                      6,535                  230,685

Edison Intl                                      2,743(b)                43,339

Entergy                                          1,861                   76,822

Exelon                                           2,702                  133,155

FPL Group                                        1,481                   78,656

Mirant                                           3,372(b)                29,269

PG&E                                             3,260(b)                69,145

Pinnacle West Capital                              712                   28,879

PPL                                              1,233                   40,208

Public Service Enterprise Group                  1,747                   73,671

Sempra Energy                                    1,744                   38,926

Southern Co                                      5,853                  148,665

Teco Energy                                      1,174                   29,327

TXU                                              2,232                  113,542

Xcel Energy                                      3,089                   73,055

                                                                  --------------

Total                                                                 1,817,522

--------------------------------------------------------------------------------


UTILITIES -- GAS (0.5%)

Dynegy Cl A                                      2,954                   75,533

El Paso                                          4,297                  167,926

KeySpan                                          1,170                   37,499

Kinder Morgan                                      940                   38,540

NICOR                                              377                   15,777

NiSource                                         1,741                   36,544

Peoples Energy                                     298                   11,071

Williams Companies                               4,339                   67,038

                                                                  --------------

Total                                                                   449,928

--------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (3.3%)

ALLTEL                                           2,614                  145,469

AT&T                                            29,787                  462,890

BellSouth                                       15,803                  612,524

CenturyTel                                       1,188                   39,442

Citizens Communications                          2,357(b)                21,472

Nextel Communications Cl A                       6,721(b)                33,538

Qwest Communications Intl                       14,017                  121,948

SBC Communications                              28,302                1,070,947

Sprint (FON Group)                               7,469                  105,238

Sprint (PCS Group)                               8,299(b)                76,766

WorldCom-WorldCom Group                         24,832(b)               186,737

                                                                  --------------

Total                                                                 2,876,971

--------------------------------------------------------------------------------

TOTAL COMMON STOCKS

(Cost: $98,339,591)                                                 $87,475,349

--------------------------------------------------------------------------------






SHORT-TERM SECURITY (0.6%)


ISSUER                ANNUALIZED               AMOUNT               VALUE(a)

                     YIELD ON DATE           PAYABLE AT

                      OF PURCHASE             MATURITY



U.S. GOVERNMENT AGENCY

Federal Home Loan Mtge Corp Disc Nt

      04-02-02                1.74%             $500,000               $499,203

--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITY

(Cost: $499,227)                                                       $499,203

--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES

(Cost: $98,838,818)(d)                                              $87,974,552

================================================================================




NOTES TO INVESTMENTS IN SECURITIES


(a)  Securities are valued by procedures described in Note 1 to the financial statements.


(b)  Non-income producing.


(c)  Foreign security values are stated in U.S. dollars. As of Feb. 28, 2002,

     the value of foreign securities represented 2.6% of net assets.


(d)  At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $98,839,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:




     Unrealized appreciation                          $  4,047,000

     Unrealized depreciation                           (14,911,000)

     ---------------------------------------------------------------------------

     Net unrealized depreciation                      $(10,864,000)

     ---------------------------------------------------------------------------


INVESTMENTS IN SECURITIES


AXP VP - SMALL CAP ADVANTAGE FUND


FEB. 28, 2002 (UNAUDITED)


(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)




COMMON STOCKS (96.5%)


ISSUER                                   SHARES        VALUE(a)


AEROSPACE & DEFENSE (0.7%)

Alliant Techsystems                      3,100(b)      $291,121

Herley Inds                              2,600(b)        48,074

Titan                                    3,700(b)        66,600

                                                      ---------

Total                                                   405,795

---------------------------------------------------------------

AIRLINES (0.7%)

AirTran Holdings                        26,900(b)       177,809

Atlantic Coast Airlines Holdings         8,500(b)       232,390

                                                      ---------

Total                                                   410,199

---------------------------------------------------------------

AUTOMOTIVE & RELATED (1.5%)

Aftermarket Technology                   4,600(b)        71,990

BorgWarner                               4,800          288,720

Dura Automotive Systems Cl A            16,346(b)       204,325

Smith (AO)                               5,960          136,782

Sonic Automotive                         7,400(b)       194,472

                                                      ---------

Total                                                   896,289

---------------------------------------------------------------

BANKS AND SAVINGS & LOANS (8.6%)

Anchor BanCorp Wisconsin                 5,800          111,070

Area Bancshares                          4,300           87,247

Arrow Financial                          2,400           68,714

BankAtlantic Bancorp Cl A               13,837          158,157

BankUnited Financial Cl A                5,600(b)        85,400

Boston Private Financial

 Holdings                                3,226           73,843

Cathay Bancorp                           1,900          123,976

Coastal Bancorp                          2,530           79,695

Commercial Federal                       4,400          110,000

Dime Community Bancshares                8,389          245,798

Downey Financial                         2,300          109,204

East West Bancorp                        5,800          167,910

First Bancorp                            6,860          191,394

First Essex Bancorp                        727           20,349

First Midwest Bancorp                    6,611          189,405

First Source                             4,074           86,980

FirstFed Financial                       7,643(b)       201,775

Flagstar Bancorp                         7,200          169,920

Greater Bay Bancorp                      6,800          216,580

Independence Community Bank              7,300          200,750

Independent Bank                        13,282          336,237

Irwin Financial                          4,394           72,062

Local Financial                          8,100(b)       125,793

MAF Bancorp                              2,843           90,976

Mississippi Valley Bancshares            2,326           92,575

New York Community Bancorp               5,600          164,304

Quaker City Bancorp                      1,900(b)        59,850

R & G Financial Cl B                     7,231(c)       151,851

Republic Bancorp                        12,540          155,496

Sandy Springs Bancorp                    6,315          197,281

Seacoast Banking of Florida              2,041           91,335

Staten Island Bancorp                   12,200         $226,310

Sterling Bancorp                         5,600          167,160

Sterling Financial                       3,300           62,700

W Holding                                4,550(c)        75,303

Wintrust Financial                       6,600          214,962

                                                      ---------

Total                                                 4,982,362

---------------------------------------------------------------

BEVERAGES & TOBACCO (0.5%)

Constellation Brands                     2,230(b)       121,201

Standard Commercial                     10,150          189,805

                                                      ---------

Total                                                   311,006

---------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (3.2%)

Building Materials Holding               9,100(b)       140,140

EMCOR Group                              3,834(b)       202,397

Encore Wire                              8,297(b)       102,053

Louisiana-Pacific                       14,631          147,627

M.D.C. Holdings                          7,830          343,659

NCI Building Systems                     5,300(b)       111,989

NVR                                      1,300(b)       379,924

Ryland Group                             3,200          285,856

Watts Inds Cl A                          9,600          152,160

                                                      ---------

Total                                                 1,865,805

---------------------------------------------------------------

CHEMICALS (2.5%)

Airgas                                  11,694(b)       205,814

Cambrex                                  3,050          126,240

Ferro                                    7,260          194,278

Fuller (HB)                              6,800          181,424

Georgia Gulf                             3,803           91,310

OM Group                                 3,600          240,480

RPM/Ohio                                10,700          178,690

Schulman (A)                             7,100          129,788

Stericycle                               1,800(b)       116,118

                                                      ---------

Total                                                 1,464,142

---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (3.0%)

AirGate PCS                              3,074(b)        28,219

Arris Group                             14,728(b)       124,893

Commonwealth Telephone

  Enterprises                            4,600(b)       173,329

General Communication Cl A              10,870(b)        97,721

Inter-Tel                                9,500          156,750

Leap Wireless Intl                      17,661(b)        83,183

Management Network Group                 8,300(b)        39,923

MetaSolv                                 8,900(b)        54,023

Orbital Sciences                        18,200(b)       104,832

Plantronics                              7,790(b)       155,800

Powerwave Technologies                   8,200(b)       106,846

Proxim                                  15,954(b)        60,785

REMEC                                   11,883(b)        92,925

SeaChange Intl                           5,751(b)      $117,493

Somera Communications                    7,800(b)        62,790

Telular                                  6,800(b)        45,832

Terayon Communication

  Systems                                9,600(b)        56,736

Tollgrade Communications                 2,600(b)        55,770

UbiquiTel                               16,563(b)        25,341

US Unwired Cl A                         12,520(b)        59,345

Witness Systems                          4,500(b)        58,590

                                                      ---------

Total                                                 1,761,126

---------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (2.5%)

Actuate                                 22,446(b)       112,454

BARRA                                    3,150(b)       170,730

Borland Software                         3,700(b)        50,801

Edwards (JD) & Co                        8,500(b)       124,525

HNC Software                             9,000(b)       126,720

Hyperion Solutions                       4,600(b)        99,176

JDA Software Group                       4,300(b)       113,735

Legato Systems                           5,200(b)        50,180

Manhattan Associates                     5,850(b)       175,792

MCSI                                     4,000(b)        40,800

MRO Software                               850(b)        15,853

NetIQ                                    5,400(b)       117,180

Novell                                  34,900(b)       142,741

Pomeroy Computer Resources               4,400(b)        61,776

SERENA Software                          5,300(b)        85,224

                                                      ---------

Total                                                 1,487,687

---------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (7.0%)

Adaptec                                  7,100(b)        80,940

Alloy                                    8,300(b)       125,737

ANSYS                                    5,800(b)       130,790

Aspen Technology                         8,573(b)       133,739

Aware                                   11,200(b)        71,904

Black Box                                2,900(b)       136,300

CACI Intl Cl A                           2,800(b)        95,060

Ciber                                    9,100(b)        78,442

Cognizant Technology Solutions           4,600(b)       163,116

Computer Network Technology             13,000(b)       158,080

Concurrent Computer                      5,600(b)        56,056

DiamondCluster Intl Cl A                 7,300(b)        80,081

Digital River                            5,800(b)        65,770

Documentum                               3,100(b)        55,273

Engineered Support Systems               5,076          203,039

FactSet Research Systems                 2,600           89,102

Global Payments                          4,800          146,736

Inforte                                  4,100(b)        38,335



See accompanying notes to investments in securities.



ISSUER                                   SHARES        VALUE(a)


Inrange Technologies Cl B                6,030(b)       $55,416

Intermagnetics General                   8,141(b)       190,743

ITXC                                     8,100(b)        42,930

JNI                                      9,300(b)        65,658

Kronos                                   3,400(b)       152,218

McData Cl B                              2,117(b)        33,872

Mercury Computer Systems                 2,700(b)        86,562

Merix                                    7,760(b)       126,100

Netegrity                                9,614(b)       118,637

NetScout Systems                         9,800(b)        88,200

Pegasus Solutions                        9,800(b)       157,388

Planar Systems                           7,360(b)       150,586

Rainbow Technologies                    10,000(b)        75,500

Read-Rite                               15,400(b)        43,582

Register.com                             8,600(b)        75,852

Secure Computing                         6,100(b)        92,903

Stellent                                 5,704(b)        85,503

Systems & Computer

 Technology                              5,000(b)        64,050

THQ                                      4,100(b)       184,746

Varian                                   3,700(b)       126,207

Western Digital                         28,800(b)       167,328

                                                      ---------

Total                                                 4,092,481

---------------------------------------------------------------

ELECTRONICS (8.0%)

Actel                                    6,351(b)       113,873

Aeroflex                                 7,974(b)        78,544

Alpha Inds                               7,040(b)       108,486

Anixter Intl                             4,800(b)       124,176

August Technology                        8,550(b)        68,828

Axcelis Technologies                     7,850(b)        95,849

AXT                                      9,277(b)        83,400

Brooks Automation                        2,940(b)       128,684

C&D Technologies                         7,968          158,563

Cirrus Logic                             5,800(b)        89,494

Elantec Semiconductor                    4,097(b)       125,450

Electro Scientific Inds                  1,934(b)        61,811

Entegris                                24,623(b)       254,108

ESS Technology                           7,900(b)       164,636

Esterline Technologies                   7,400(b)       147,260

Exar                                     7,200(b)       132,048

Harman Intl Inds                         4,938          231,098

Helix Technology                         4,034           74,306

Integrated Circuit Systems               2,800(b)        51,828

Integrated Electrical Services          15,600(b)        67,860

Itron                                    4,100(b)       103,115

Microsemi                                2,826(b)        38,123

Microtune                                7,670(b)        87,515

Moog Cl A                                4,414(b)       126,682

Newport                                  6,650          125,752

Oak Technology                          11,400(b)       160,170

Park Electrochemical                     6,051          152,788

Photronics                               4,568(b)       131,970

Pioneer-Standard Electronics             7,400           88,578

Plexus                                   3,080(b)        66,251

Rudolph Technologies                     3,326(b)       123,395

SBS Technologies                         8,200(b)       115,866

Technitrol                               5,241          114,149

Therma-Wave                              8,586(b)       $97,022

Three-Five Systems                       7,386(b)        96,092

TranSwitch                              28,400(b)        81,508

TriQuint Semiconductor                  10,300(b)        93,215

TTM Technologies                         4,700(b)        41,313

Varian Medical Systems                   3,808(b)       153,767

Veeco Instruments                        4,500(b)       112,545

Zoran                                    3,500(b)       126,385

                                                      ---------

Total                                                 4,596,503

---------------------------------------------------------------

ENERGY (1.1%)

Brown (Tom)                              4,800(b)       129,024

Chesapeake Energy                       32,300(b)       202,521

FuelCell Energy                          4,100(b)        62,566

Pogo Producing                           1,900           51,300

Vintage Petroleum                        6,786           71,253

XTO Energy                               6,800          128,112

                                                      ---------

Total                                                   644,776

---------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.5%)

Grey Wolf                               57,000(b)       184,680

Headwaters                              14,674(b)       197,806

Holly                                    5,900          110,920

Key Energy Services                     26,040(b)       239,046

Lone Star Technologies                   4,534(b)        73,768

Patterson-UTI Energy                     3,450(b)        84,422

Powell Inds                              3,700(b)        75,961

Range Resources                         24,900(b)       115,785

Remington Oil & Gas                     10,993(b)       194,686

SEACOR SMIT                              3,700(b)       160,913

                                                      ---------

Total                                                 1,437,987

---------------------------------------------------------------

FINANCIAL SERVICES (2.6%)

Affiliated Managers Group                3,400(b)       226,542

BOK Financial                            4,600          146,786

Doral Financial                          3,400          116,756

Federal Agricultural Mtge Cl C           5,964(b)       260,866

Financial Federal                        3,100(b)        91,605

Jefferies Group                          5,700          247,209

Metris Companies                         4,400           71,632

Raymond James Financial                  8,200          260,760

W.P. Stewart                             4,234(c)       114,741

                                                      ---------

Total                                                 1,536,897

---------------------------------------------------------------

FOOD (2.0%)

American Italian Pasta Cl A              5,500(b)       247,665

Dean Foods                               2,000(b)       143,340

Fresh Del Monte Produce                 15,770(c)       275,186

Green Mountain Coffee                    4,800(b)        87,744

Nash Finch                               6,700          191,754

Performance Food Group                   6,350(b)       236,792

                                                      ---------

Total                                                 1,182,481

---------------------------------------------------------------

FURNITURE & APPLIANCES (0.9%)

Bassett Furniture Inds                   3,500           60,200

Briggs & Stratton                        4,900          231,035

Ethan Allen Interiors                    2,200           89,166

Salton                                   7,000(b)       141,400

                                                      ---------

Total                                                   521,801

---------------------------------------------------------------

HEALTH CARE (7.2%)

Advanced Tissue Sciences                21,000(b)       $77,280

Array BioPharma                         10,000(b)       102,800

CardioDynamics Intl                     12,200(b)        57,096

Cell Therapeutics                        5,700(b)       125,913

Cooper Companies                         4,643          219,567

Cubist Pharmaceuticals                   1,600(b)        22,544

Diagnostic Products                      6,700          240,195

Diversa                                  6,100(b)        65,331

Emisphere Technologies                   3,600(b)        55,944

First Horizon Pharmaceutical             6,450(b)       133,773

Harvard Bioscience                      12,600(b)       101,304

ILEX Oncology                            5,200(b)        77,636

Integra LifeSciencesHoldings             4,734(b)       133,025

InterMune                                2,400(b)        87,144

Interneuron Pharmaceuticals              7,900(b)        64,385

Isis Pharmaceuticals                     7,200(b)       105,624

Lumenis                                  4,440(b,c)      32,412

Mentor                                   7,600          250,800

Nabi                                    10,200(b)        56,304

Neurocrine Biosciences                   3,400(b)       120,666

Noven Pharmaceuticals                   10,000(b)       209,100

NPS Pharmaceuticals                      4,000(b)       119,400

Priority Healthcare Cl B                 3,200(b)        79,200

Regeneron Pharmaceuticals                4,300(b)        97,653

Respironics                              6,950(b)       204,330

SangStat Medical                         5,500(b)       116,050

Scios                                    6,350(b)       126,937

Serologicals                             8,960(b)       135,027

SRI/Surgical Express                     5,410(b)        86,560

STERIS                                   5,700(b)       116,964

Techne                                   3,264(b)        96,419

Telik                                    8,000(b)        81,200

Theragenics                              9,800(b)        86,828

Titan Pharmaceuticals                   12,200(b)        79,300

Transgenomic                             9,450(b)        75,600

Trimeris                                 2,100(b)        80,220

Versicor                                 2,700(b)        48,870

Wilson Greatbatch

 Technologies                            3,400(b)        87,856

Zoll Medical                             2,200(b)        76,560

                                                      ---------

Total                                                 4,133,817

---------------------------------------------------------------

HEALTH CARE SERVICES (3.3%)

AmeriPath                                8,326(b)       225,468

Apria Healthcare Group                   8,700(b)       187,833

ArQule                                   6,560(b)        81,344

Cell Genesys                             7,668(b)       115,480

Gene Logic                               6,000(b)        97,020

LifePoint Hospitals                      6,950(b)       228,238

Magellan Health Services                18,270(b)        96,831

MedCath                                  4,300(b)        75,035

Mid Atlantic Medical Services           11,100(b)       295,371

Pediatrix Medical Group                  5,100(b)       197,115

Stewart Enterprises Cl A                15,300(b)        84,456

U.S. Physical Therapy                   11,200(b)       168,560

XOMA                                    11,300(b)        90,852

                                                      ---------

Total                                                 1,943,603

---------------------------------------------------------------



              See accompanying notes to investments in securities.



ISSUER                                   SHARES      VALUE(a)


HOUSEHOLD PRODUCTS (1.0%)

Direct Focus                           6,700(b)      $201,000

JAKKS Pacific                          7,660(b)       144,008

Ocular Sciences                        4,300(b)       113,090

UniFirst                               6,000          134,340

                                                  -----------

Total                                                 592,438

--------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (3.7%)

AGCO                                   8,673          194,796

Albany Intl Cl A                       6,660          179,287

Clarcor                                7,300          205,276

CoorsTek                               4,493(b)       127,377

Donaldson                              5,100          184,365

FLIR Systems                           2,700(b)       147,231

Gardner Denver                         6,340(b)       125,595

Manitowoc                              6,968          252,241

Modine Mfg                             6,717          181,292

Nordson                                5,600          152,488

Roper Inds                             3,800          177,650

Terex                                  7,194(b)       146,614

UNOVA                                 16,900(b)        96,837

                                                  -----------

Total                                               2,171,049

-------------------------------------------------------------

INSURANCE (2.9%)

AmerUs Group                           9,000          307,620

Brown & Brown                          4,800          167,856

Commerce Group                         4,100          152,479

First American                         9,300          184,047

Philadelphia Consolidated Holding      3,900(b)       160,368

Scottish Annuity & Life Holdings      12,477(c)       198,384

StanCorp Financial Group               6,700          360,795

Triad Guaranty                         4,317(b)       178,033

                                                  -----------

Total                                               1,709,582

-------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (2.8%)

Acclaim Entertainment                 17,900(b)        68,736

Activision                             3,450(b)        98,532

Ameristar Casinos                      3,300(b)        83,193

Argosy Gaming                          6,700(b)       230,815

Aztar                                  6,364(b)       146,054

Boyd Gaming                           15,800(b)       175,380

Crestline Capital                      6,100(b)       188,490

GTECH Holdings                         5,900(b)       314,705

Handleman                              8,237(b)        85,665

Penn Natl Gaming                       2,400(b)        85,560

Topps                                 19,081(b)       182,987

                                                  -----------

Total                                               1,660,117

-------------------------------------------------------------

MEDIA (2.9%)

4 Kids Entertainment                   6,800(b)       111,180

Consolidated Graphics                  7,814(b)       145,497

Emmis Communications Cl A             11,700(b)       313,793

Harland (John H)                       6,000          160,920

Information Resources                 10,400(b)        90,896

Insight Communications                 6,700(b)       140,700

Journal Register                      10,800(b)       209,520

Price Communications                   7,300(b)      $133,590

R.H. Donnelley                        10,100(b)       290,779

Scholastic                             2,104(b)       105,516

                                                  -----------

Total                                               1,702,391

-------------------------------------------------------------

METALS (1.4%)

Carpenter Technology                   4,751          114,214

Century Aluminum                      12,800          142,592

Reliance Steel & Aluminum              9,990          259,740

RTI Intl Metals                       10,811(b)       106,488

Titanium Metals                        7,700(b)        28,721

Worthington Inds                      11,694          172,019

                                                  -----------

Total                                                 823,774

-------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (4.1%)

Ameron Intl                            1,200           79,380

Applied Films                          1,750(b)        50,418

Corinthian Colleges                    6,200(b)       284,084

Corporate Executive Board              3,600(b)       113,436

Electronics for Imaging                6,900(b)       133,860

FTI Consulting                         8,500(b)       274,210

Gladstone Capital                      6,600          113,520

Griffon                                7,900(b)       148,915

IKON Office Solutions                 31,500          422,099

ITT Educational Services               4,900(b)       215,845

Labor Ready                            6,000(b)        29,100

Learning Tree Intl                     4,234(b)        92,513

MPS Group                             28,200(b)       185,838

ProQuest                               2,500(b)        90,000

YORK Intl                              4,800          168,000

                                                  -----------

Total                                               2,401,218

-------------------------------------------------------------

PAPER & PACKAGING (1.8%)

Caraustar Inds                         2,900           25,288

Crown Cork & Seal                     24,100(b)       138,093

Ivex Packaging                         8,750(b)       192,413

Owens-Illinois                        13,200(b)       193,776

Rayonier                               3,500          177,030

Rock-Tenn Cl A                         5,600          109,088

Silgan Holdings                        6,600(b)       202,884

                                                  -----------

Total                                               1,038,572

-------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (3.3%)

Annaly Mtge Management                15,600          254,280

CBL & Associates Properties            3,600          123,300

Developers Diversified Realty          7,500          151,575

Essex Property Trust                   3,500          165,900

FBR Asset Investment                   6,400          175,232

Gables Residential Trust               6,500          194,610

Healthcare Realty Trust                4,000          114,000

Pan Pacific Retail Properties          5,200          156,728

SL Green Realty                        6,200          197,904

Thornburg Mortgage                     8,400          166,320

United Dominion Realty Trust          16,300          229,830

                                                  -----------

Total                                               1,929,679

-------------------------------------------------------------

RESTAURANTS & LODGING (2.0%)

CBRL Group                             8,900         $273,141

Cheesecake Factory (The)               4,462(b)       152,199

Landry's Restaurants                   5,900          150,981

P.F. Chang's China Bistro              2,800(b)       165,004

Panera Bread Cl A                      2,300(b)       118,772

RARE Hospitality Intl                  6,034(b)       162,254

Ryan's Family Steak Houses             7,400(b)       166,426

                                                  -----------

Total                                               1,188,777

-------------------------------------------------------------

RETAIL (6.1%)

AnnTaylor Stores                       3,600(b)       148,176

Checkpoint Systems                     9,400(b)       131,600

Circuit City Stores-CarMax Group       2,186(b)        58,454

Copart                                 7,300(b)       126,947

Daisytek Intl                          6,900(b)       100,671

Deb Shops                              4,743          113,879

DELiA's Cl A                           8,400(b)        59,388

Duane Reade                            5,853(b)       183,199

Gart Sports                            7,560(b)       197,316

Group 1 Automotive                     5,600(b)       210,168

Hancock Fabrics                        9,000          153,540

Michaels Stores                        6,300(b)       187,740

Movie Gallery                         10,600(b)       140,344

NBTY                                  10,500(b)       155,820

Pacific Sunwear of California          6,300(b)       154,476

Pathmark Stores                        4,526(b)       107,538

Petsmart                              11,900(b)       127,211

Phillips-Van Heusen                   11,044          160,028

Pier 1 Imports                        16,900          337,492

ShopKo Stores                          5,411(b)        76,295

Too                                    7,300(b)       226,008

Tweeter Home  Entertainment Group      5,339(b)        90,763

Wet Seal Cl A                          6,558(b)       215,365

Zale                                   2,704(b)       118,246

                                                  -----------

Total                                               3,580,664

-------------------------------------------------------------

TEXTILES & APPAREL (0.3%)

Chico's FAS                            1,675(b)        56,682

Maxwell Shoes Cl A                     8,500(b)       137,275

                                                  -----------

Total                                                 193,957

-------------------------------------------------------------

TRANSPORTATION (2.1%)

Arkansas Best                          6,650(b)       178,353

ArvinMeritor                           6,500          183,235

Forward Air                            5,000(b)       140,650

Genesee & Wyoming Cl A                 4,950(b)       153,450

Heartland Express                     10,013(b)       225,593

Hunt (JB) Transport Services           5,800(b)       136,126

Landstar System                        2,391(b)       196,731

P.A.M. Transportation Services           300(b)         6,000

                                                  -----------

Total                                               1,220,138

-------------------------------------------------------------



              See accompanying notes to investments in securities.



ISSUER                                   SHARES      VALUE(a)


UTILITIES -- ELECTRIC (2.2%)

Cleco                                 12,500         $270,001

El Paso Electric                      15,604(b)       224,073

Hawaiian Electric Inds                 4,800          205,632

PNM Resources                          8,100          218,214

UIL Holdings                           3,217          176,838

Unisource Energy                      11,468          203,442

                                                  -----------

Total                                               1,298,200

-------------------------------------------------------------

UTILITIES-- GAS (2.1%)

Energen                                9,186          207,052

Kirby                                  6,000(b)       182,700

New Jersey Resources                   2,626          119,719

ONEOK                                 13,300          242,592

UGI                                    9,826          283,972

Western Gas Resources                  5,900          189,154

                                                  -----------

Total                                               1,225,189

-------------------------------------------------------------

TOTAL COMMON STOCKS

(Cost: $56,242,024)                               $56,410,502

-------------------------------------------------------------


SHORT-TERM SECURITIES (3.9%)


ISSUER             ANNUALIZED         AMOUNT        VALUE(a)

                  YIELD ON DATE     PAYABLE AT

                   OF PURCHASE       MATURITY


U.S. GOVERNMENT AGENCIES

Federal Home Loan Bank Disc Nt

    05-01-02          1.76%         $500,000         $498,493

Federal Home Loan Mtge Corp Disc Nts

    03-12-02          1.59           600,000          599,682

    03-19-02          1.69           500,000          499,555

    03-26-02          1.74           500,000          499,372

Federal Natl Mtge Assn Disc Nt

    03-12-02          1.65           200,000          199,890

-------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES

(Cost: $2,297,100)                                 $2,296,992

-------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES

(Cost: $58,539,124)(d)                            $58,707,494

=============================================================



NOTES TO INVESTMENTS IN SECURITIES


(a)  Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars. As of Feb. 28, 2002,

     the value of foreign securities represented 1.4% of net assets.

(d)  At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $58,539,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:




    Unrealized appreciation                      $ 5,552,000

    Unrealized depreciation                       (5,384,000)

    --------------------------------------------------------

    Net unrealized appreciation                  $   168,000

    --------------------------------------------------------


INVESTMENTS IN SECURITIES


AXP VP - STOCK FUND


FEB. 28, 2002 (UNAUDITED)


(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)




COMMON STOCKS (87.3%)


ISSUER                                   SHARES      VALUE(a)


AEROSPACE & DEFENSE (5.2%)

Boeing                                 1,450          $66,642

Lockheed Martin                          818           46,143

Northrop Grumman                         409           43,779

Raytheon                                 614           23,756

                                                   ----------

Total                                                 180,320

-------------------------------------------------------------

AIRLINES (0.7%)

Southwest Airlines                     1,072           22,630


BANKS AND SAVINGS & LOANS (3.1%)

Bank of America                          563           36,004

Comerica                                 300           17,955

U.S. Bancorp                           1,419           29,586

Wells Fargo                              500           23,450

                                                   ----------

Total                                                 106,995

-------------------------------------------------------------

BEVERAGES & TOBACCO (1.8%)

Anheuser-Busch                         1,235           62,800

-------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (1.1%)

Weyerhaeuser                             613           37,896

-------------------------------------------------------------

CHEMICALS (2.0%)

Dow Chemical                           1,227           38,381

Rohm & Haas                              800           30,728

                                                   ----------

Total                                                  69,109

-------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (1.3%)

Motorola                               2,258           29,354

Nokia ADR Cl A                           715(c)        14,851

                                                   ----------

Total                                                  44,205

-------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (6.6%)

Cisco Systems                          2,050(b)        29,254

Compaq Computer                        1,150           11,661

Intl Business Machines                   271           26,591

Microsoft                              1,450(b)        84,592

Oracle                                 1,817(b)        30,198

SAP ADR                                  919(c)        31,401

Sun Microsystems                       2,050(b)        17,446

                                                   ----------

Total                                                 231,143

-------------------------------------------------------------

ELECTRONICS (4.4%)

Analog Devices                           511(b)        19,014

Flextronics Intl                       1,016(b,c)      14,569

Intel                                  2,050           58,589

KLA-Tencor                               715(b)        41,406

Texas Instruments                        633           18,579

                                                   ----------

Total                                                 152,157

-------------------------------------------------------------

ENERGY (3.4%)

Conoco                                 1,750          $48,405

Exxon Mobil                            1,642           67,815

                                                   ----------

Total                                                 116,220

-------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.4%)

Transocean Sedco Forex                   920           25,769

Weatherford Intl                         522(b)        24,064

                                                   ----------

Total                                                  49,833

-------------------------------------------------------------

FINANCIAL SERVICES (1.5%)

Citigroup                                694           31,404

Paychex                                  511           18,881

                                                   ----------

Total                                                  50,285

-------------------------------------------------------------

FOOD (3.5%)

ConAgra Foods                          1,165           27,273

General Mills                            722           33,378

Kraft Foods Cl A                         716           27,996

Tyson Foods Cl A                       2,568           33,358

                                                   ----------

Total                                                 122,005

-------------------------------------------------------------

HEALTH CARE (17.7%)

Abbott Laboratories                      818           46,258

American Home Products                 1,044           66,346

Baxter Intl                            1,418           78,670

Biogen                                   409(b)        21,738

Genentech                                628(b)        29,642

IDEC Pharmaceuticals                     409(b)        25,693

Johnson & Johnson                      1,044           63,580

Laboratory Corp America Holdings         204(b)        16,622

MedImmune                                944(b)        38,921

Medtronic                              1,044           46,500

Pfizer                                 1,823           74,670

Pharmacia                              1,044           42,856

Schering-Plough                          920           31,731

Stryker                                  500           30,750

                                                   ----------

Total                                                 613,977

-------------------------------------------------------------

HOUSEHOLD PRODUCTS (3.3%)

Colgate-Palmolive                        460           25,751

Gillette                               1,324           45,268

Procter & Gamble                         522           44,260

                                                   ----------

Total                                                 115,279

-------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (2.3%)

Caterpillar                            1,419           78,769

-------------------------------------------------------------

INSURANCE (2.4%)

American Intl Group                      616           45,566

Lincoln Natl                             715           36,615

                                                   ----------

Total                                                  82,181

-------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (1.0%)

Mattel                                 1,750          $33,163

-------------------------------------------------------------

MEDIA (6.3%)

Clear Channel Communications             400(b)        18,648

Gannett                                  400           30,472

McGraw-Hill Companies                  1,331           87,579

USA Networks                           2,750(b)        81,290

                                                   ----------

Total                                                 217,989

-------------------------------------------------------------

METALS (2.0%)

Alcoa                                  1,850           69,505

-------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (5.6%)

General Electric                       3,150          121,274

Minnesota Mining & Mfg                   613           72,291

                                                   ----------

Total                                                 193,565

-------------------------------------------------------------

PAPER & PACKAGING (1.6%)

Intl Paper                             1,244           54,425

-------------------------------------------------------------

RETAIL (4.8%)

Home Depot                               971           48,550

Wal-Mart Stores                        1,441           89,357

Walgreen                                 722           29,053

                                                   ----------

Total                                                 166,960

-------------------------------------------------------------

TRANSPORTATION (1.3%)

Union Pacific                            715           43,379

-------------------------------------------------------------

UTILITIES -- ELECTRIC (3.1%)

Allegheny Energy                         818           28,278

Dominion Resources                       716           41,729

Xcel Energy                            1,554           36,752

                                                   ----------

Total                                                 106,759

-------------------------------------------------------------

TOTAL COMMON STOCKS

(Cost: $2,975,619)                                 $3,021,549

-------------------------------------------------------------


SHORT-TERM SECURITY (14.4%)


ISSUER             ANNUALIZED         AMOUNT        VALUE(a)

                  YIELD ON DATE     PAYABLE AT

                   OF PURCHASE       MATURITY


U.S. GOVERNMENT AGENCY

Federal Home Loan Mtge Corp Disc Nt

    03-19-02          1.74%         $500,000         $499,542

-------------------------------------------------------------

TOTAL SHORT-TERM SECURITY

(Cost: $499,566)                                     $499,542

-------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES

(Cost: $3,475,185)(d)                              $3,521,091

=============================================================



              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES


(a)  Securities are valued by procedures described in Note 1 to the financial statements.


(b)  Non-income producing.


(c)  Foreign security values are stated in U.S. dollars. As of Feb. 28, 2002,

     the value of foreign securities represented 1.8% of net assets.


(d)  At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $3,475,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:




    Unrealized appreciation                                   $ 149,000

    Unrealized depreciation                                    (103,000)

    -------------------------------------------------------------------

    Net unrealized appreciation                               $  46,000

    -------------------------------------------------------------------


INVESTMENTS IN SECURITIES


AXP VP - STRATEGY AGGRESSIVE FUND


FEB. 28, 2002 (UNAUDITED)


(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)




COMMON STOCKS (94.1%)


ISSUER                                SHARES        VALUE(a)


AIRLINES (0.6%)

Northwest Airlines Cl A              521,400(b)    $8,311,116


BANKS AND SAVINGS & LOANS (2.2%)

Alliance Data Systems                554,800(b)    11,761,760

TCF Financial                        416,400       21,402,960

                                                -------------

Total                                              33,164,720

-------------------------------------------------------------

CHEMICALS (0.4%)

Cabot Microelectronics               120,500(b)     6,632,320

-------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (2.1%)

Brocade Communications Systems       640,600(b)    14,073,982

Equinix                              157,294(b,f)     176,956

Fairchild Semiconductor Intl Cl A    481,100(b)    12,388,325

Finisar                              643,800(b)     3,927,180

                                                -------------

Total                                              30,566,443

-------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (24.8%)

Adobe Systems                        717,100       26,088,097

Affiliated Computer Services Cl A    392,600(b)    19,202,066

BEA Systems                          708,500(b)     9,005,035

BISYS Group                          710,200(b)    22,357,096

BMC Software                         542,600(b)     8,708,730

Cadence Design Systems               272,700(b)     5,767,605

Check Point Software Technologies    530,500(b,c)  14,811,560

Citrix Systems                       408,300(b)     6,193,911

Compaq Computer                      815,600        8,270,184

Comverse Technology                  387,700(b)     6,067,505

Concord EFS                          290,500(b)     8,723,715

Convergys                            464,400(b)    14,159,556

DST Systems                          109,400(b)     4,560,886

Electronic Arts                      414,600(b)    22,313,772

Emulex                               564,000(b)    18,307,440

Fiserv                               557,100(b)    23,810,454

Intuit                               432,200(b)    16,376,058

Manugistics Group                  1,534,400(b)    19,885,824

McData Cl B                          397,600(b)     6,361,600

Mercury Interactive                  376,000(b)    12,738,880

Network Appliance                  1,122,000(b)    17,940,780

PeopleSoft                           803,100(b)    23,346,117

Rational Software                    592,200(b)    10,991,232

Sungard Data Systems                 661,800(b)    20,429,766

Symantec                             327,400(b)    11,806,044

Synopsys                              82,700(b)     3,895,170

VERITAS Software                     216,700(b)     7,690,683

                                                -------------

Total                                             369,809,766

-------------------------------------------------------------

ELECTRONICS (15.3%)

Altera                             1,173,100(b)   $22,371,017

Applied Materials                    433,100(b)    18,826,857

Broadcom Cl A                        604,900(b)    18,540,185

Flextronics Intl                     329,000(b,c)   4,717,860

Integrated Device Technology         274,000(b)     7,006,180

Lam Research                         555,000(b)    12,010,200

LTX                                  408,100(b)     8,814,960

Maxim Integrated Products            301,700(b)    13,805,792

Micrel                               530,200(b)    10,646,416

Microchip Technology                 660,700(b)    22,582,726

Novellus Systems                     518,300(b)    22,074,397

RF Micro Devices                     937,500(b)    14,662,500

Taiwan Semiconductor Mfg ADR         510,000(b,c)   8,287,500

Teradyne                             448,400(b)    15,025,884

Xilinx                               776,400(b)    27,888,288

                                                -------------

Total                                             227,260,762

-------------------------------------------------------------

ENERGY (0.6%)

Oil Service HOLDRs Trust             148,600(k)     9,228,060

-------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.5%)

Transocean Sedco Forex               272,500        7,632,725

-------------------------------------------------------------

FINANCIAL SERVICES (1.3%)

Metris Companies                     365,300(g)     5,947,084

Paychex                              327,695       12,108,330

                                                -------------

Total                                              18,055,414

-------------------------------------------------------------

HEALTH CARE (21.6%)

Allergan                             231,800       15,029,912

Biogen                               348,100(b)    18,501,515

Biomet                               517,600       15,817,856

Boston Scientific                    325,500(b)     7,278,180

Forest Laboratories                  127,500(b)    10,138,800

Genzyme-General Division             490,900(b)    21,786,142

Gilead Sciences                      212,200(b)    14,951,612

Guidant                              545,300(b)    22,629,950

ICOS                                 335,150(b)    14,377,935

IDEC Pharmaceuticals                 437,900(b)    27,508,878

Invitrogen                           501,300(b)    22,879,332

Laboratory Corp America Holdings     167,700(b)    13,664,196

MedImmune                            777,700(b)    32,064,571

Quest Diagnostics                    334,500(b)    23,719,395

St. Jude Medical                     290,400(b)    22,738,320

Stryker                              433,000       26,629,500

Waters                               373,100(b)    11,659,375

                                                -------------

Total                                             321,375,469

-------------------------------------------------------------

HEALTH CARE SERVICES (5.6%)

Caremark Rx                        1,169,900(b)   $20,414,755

Charles River Laboratories Intl      311,900(b)     9,250,954

Community Health Systems             375,200(b)     8,366,960

Covance                              454,100(b)     8,060,275

Cytyc                                335,800(b)     7,877,868

First Health Group                   299,900(b)     6,891,702

LifePoint Hospitals                  229,500(b)     7,536,780

OSI Pharmaceuticals                  188,400(b)     7,168,620

Pharmaceutical HOLDRs Trust           76,500(i)     7,460,280

                                                -------------

Total                                              83,028,194

-------------------------------------------------------------

INDEXES (0.5%)

S&P Mid-Cap 400 Depositary Receipts     80,300      7,431,765

-------------------------------------------------------------


INSURANCE (3.0%)

ACE                                  260,600(c)    11,440,340

Everest Re Group                     265,600(c)    19,348,960

XL Capital Cl A                      141,900(c)    13,517,394

                                                -------------

Total                                              44,306,694

-------------------------------------------------------------

MEDIA (3.4%)

Scholastic                           195,200(b)     9,789,280

Univision Communications Cl A        256,700(b)    10,586,308

USA Networks                         565,000(b)    16,701,400

Westwood One                         382,800(b)    13,692,756

                                                -------------

Total                                              50,769,744

-------------------------------------------------------------

METALS (0.8%)

Martin Marietta Materials            274,200       11,447,850

-------------------------------------------------------------

MISCELLANEOUS (0.3%)

Intersil                             189,400(b)     5,185,772

Knowledge Mechanics Group          1,723,572(b)         1,293

                                                -------------

Total                                               5,187,065

-------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (1.5%)

Corporate Executive Board            240,100(b)     7,565,551

Semiconductor HOLDRs Trust           368,200(j)    14,827,414

                                                -------------

Total                                              22,392,965

-------------------------------------------------------------

RESTAURANTS & LODGING (3.8%)

Krispy Kreme Doughnuts               405,000(b)    14,976,900

Park Place Entertainment             419,900(b)     4,102,423

Starbucks                          1,112,600(b)    25,600,926

Wendy's Intl                         380,000       11,783,800

                                                -------------

Total                                              56,464,049

-------------------------------------------------------------



              See accompanying notes to investments in securities.



ISSUER                                   SHARES      VALUE(a)


RETAIL (5.0%)

Best Buy                             170,000(b)   $11,458,000

BJ's Wholesale Club                  375,600(b)    15,455,940

Dollar Tree Stores                   253,800(b)     8,131,752

Family Dollar Stores                 602,000       19,769,680

GameStop                             300,000(b)     5,730,000

Kohl's                               191,600(b)    12,965,572

PETCO Animal Supplies                 70,850(b)     1,434,713

                                                -------------

Total                                              74,945,657

-------------------------------------------------------------

TEXTILES & APPAREL (0.6%)

Chico's FAS                          247,600(b)     8,378,784

-------------------------------------------------------------

TRANSPORTATION (0.5%)

C.H. Robinson Worldwide              237,900        6,922,890

-------------------------------------------------------------

TOTAL COMMON STOCKS

(Cost: $1,450,110,595)                         $1,403,312,452

-------------------------------------------------------------


PREFERRED STOCKS & OTHER (4.3%)(b)


ISSUER                                   SHARES      VALUE(a)


Adaytum Software

  Series E                           691,463(f)    $4,335,472

  Warrants                            13,376(d,f)          --

Agiliti

  Cv Series C                      1,850,000(f)     1,572,500

Aurgin Systems                     2,440,000(f)             2

Avasta

  Series B                         1,016,226(f)     1,361,743

Avasta E-Services

  Warrants                           508,114(f)             1

Bluestream Ventures LP             9,500,000(e,f)   8,346,624

Calient Network                    2,076,124(f)     3,971,626

Covia Technologies

  Cv Series E                      1,596,148(f)     1,714,263

Dia Dexus

  Cv Series C                      1,113,979(f)     8,633,337

Equinix

  Cv                                 110,931          138,664

Evoice

  Cv Series D                      3,317,874(f)    $1,520,061

Fibrogen

  Cv Series E                      1,559,020(f)     7,000,000

Marketsoft

  Cv                                 762,295(f)     3,720,000

Mars

  Cv Series D                      2,619,048(f)     2,619,048

  Series G                         3,332,000(f)     3,332,000

Nobex

  Series E                         2,800,000(f)     6,999,999

Paxonet Communications               921,985(f)     1,299,999

Portera

  Series G                         1,616,419(f)       840,538

SignalSoft

  Cv Series E                      1,064,874(f)     1,715,512

Therox

  Series H                           921,580(f)     4,239,269

Vcommerce

  Cv Series C                        884,120(f)     1,069,785

-------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER

(Cost: $116,885,807)                              $64,430,443

-------------------------------------------------------------


BONDS (0.3%)


ISSUER               COUPON        PRINCIPAL          VALUE(a)

                      RATE          AMOUNT


Equinix

  Sr Nts

    12-01-07         13.00%       $13,800,000      $4,312,500

Mars

  Cv

    05-24-02         12.00            550,000(f)      550,000

-------------------------------------------------------------

TOTAL BONDS

(Cost: $14,342,940)                                $4,862,500

-------------------------------------------------------------


OPTIONS PURCHASED (0.1%)


ISSUER              CONTRACTS   EXERCISE  EXPIRATION  VALUE(a)

                                  PRICE      DATE


CALLS

  King

    Pharmaceuticals   5,000       $35     July 2002  $875,000

  USA Education       1,250        95     July 2002   593,750

-------------------------------------------------------------

TOTAL OPTIONS PURCHASED

(Cost: $1,753,750)                                 $1,468,750

-------------------------------------------------------------


SHORT-TERM SECURITIES (7.9%)(g)


ISSUER            ANNUALIZED          AMOUNT        VALUE(a)

                 YIELD ON DATE      PAYABLE AT

                  OF PURCHASE        MATURITY


U.S. GOVERNMENT AGENCIES (6.2%)

Federal Home Loan Bank Disc Nt

    03-15-02          1.57%        $25,000,000     $24,983,645

Federal Home Loan Mtge Corp Disc Nts

    03-12-02          1.59          15,000,000      14,992,050

    04-09-02          1.72           9,600,000       9,581,654

    04-16-02          1.74           7,200,000       7,183,644

Federal Natl Mtge Assn Disc Nts

    03-12-02          1.65          26,500,000      26,485,402

    03-14-02          1.70           9,700,000       9,694,016

    04-24-02          1.70             700,000         698,261

                                                --------------

Total                                               93,618,672

--------------------------------------------------------------

COMMERCIAL PAPER (1.7%)

Barclays U.S. Funding

    04-09-02          1.78           9,700,000       9,680,816

Emerson Electric

    04-08-02          1.78           3,100,000       3,094,022

Nordea North America

    04-02-02          1.68           2,200,000       2,196,168

Procter & Gamble

    03-18-02          1.70           3,400,000(h)    3,397,110

Salomon Smith Barney

    03-18-02          1.78           6,300,000       6,294,393

                                                --------------

Total                                               24,662,509

--------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES

(Cost: $118,286,613)                              $118,281,181

--------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES

(Cost: $1,701,379,705)(l)                       $1,592,355,326

==============================================================



              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES


(a)  Securities are valued by procedures described in Note 1 to the financial statements.


(b)  Non-income producing.


(c)  Foreign security values are stated in U.S. dollars. As of Feb. 28, 2002,

     the value of foreign securities represented 4.8% of net assets.


(d)  Negligible market value.


(e)  The share amount for Limited Liability Companies (LLC) or Limited

     Partnerships (LP) represents capital contributions. At Feb. 28, 2002, the amount of capital committed to the LLC or LP for future investment was

     $4,750,000.


(f)  Identifies issues considered to be illiquid as to their marketability (see

     Note 1 to the financial statements). Information concerning such security holdings at Feb. 28, 2002, is as follows:




    SECURITY                                ACQUISITION                 COST

                                               DATES

----------------------------------------------------------------------------


    Adaytum Software

       Series E                       09-15-00 thru 05-10-01     $ 4,335,473

       Warrants                              05-10-01                     --

    Agiliti

       Cv Series C                           11-14-00              5,550,000

    Aurgin Systems                           12-16-99              6,002,400

    Avasta

       Series B                              11-09-00              5,573,492

    Avasta-E Services

       Warrants                              11-08-00                      1

    Bluestream Ventures LP            06-28-00 thru 06-28-01       9,500,000

    Calient Network                          12-06-00             14,999,996

    Covia Technologies

       Cv Series E                           08-16-00              3,999,947

    Dia Dexus

       Cv Series C                           04-03-00              8,633,337

    Equinix

       Cv                                    02-04-02              2,343,932

    Evoice

       Cv Series D                           11-27-00              3,720,000

    Fibrogen

       Cv Series E                           05-17-00              7,000,000

    Marketsoft

       Cv                                    12-11-00              3,720,000

    Mars

       12% Cv 2002                           08-22-01                550,000

       Cv Series D                           06-16-00              5,500,001

       Series G                              12-01-99              7,000,000

    Nobex

       Series E                              05-04-99              7,000,000

    Paxonet Communications                   04-23-01              2,599,998

    Portera

       Series G                              11-10-00              5,415,004

    SignalSoft

       Cv Series E                    12-15-99 thru 02-27-01       6,304,054

    Therox

       Series H                              09-05-00              4,239,268

    Vcommerce

       Cv Series C                           07-21-00              4,119,999



(g)  At Feb. 28, 2002, securities valued at $4,884,000 were held to cover open call options written as follows (see Note 8 to the financial statements):




     ISSUER            CONTRACTS   EXERCISE PRICE  EXPIRATION DATE   VALUE(a)

-----------------------------------------------------------------------------


     Metris Companies    3,000           $20        April 2002       $202,500



     At Feb. 28, 2002, cash or short-term securities were designated to cover open put options written as follows (see Note 8 to the financial statements):




     ISSUER             CONTRACTS   EXERCISE PRICE  EXPIRATION DATE   VALUE(a)

------------------------------------------------------------------------------


     Metris Companies     3,000           $15        April 2002       $375,000


(h)  Commercial paper sold within terms of a private placement memorandum,

     exempt from registration under Section 4(2) of the Securities Act of 1933,

     as amended, and may be sold only to dealers in that program or other

     "accredited investors." This security has been determined to be liquid under guidelines established by the board.


(i)  Represents ownership in Pharmaceutical HOLDRs Trust. The Pharmaceutical

     HOLDRs Trust holds shares of common stock issued by 18 specified companies generally considered to be involved in various segments of the pharmaceutical industry.


(j)  Represents ownership in Semiconductor HOLDRs Trust. The Semiconductor

     HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the semiconductor industry.


(k)  Represents ownership in Oil Service HOLDRs Trust. The Oil Service HOLDRs

     Trust holds shares of common stock issued by 18 specified companies generally considered to be involved in various segments of the oil service industry.


(l)  At Feb. 28, 2002, the cost of securities for federal income tax purposes was approximately $1,701,380,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:




    Unrealized appreciation                             $  84,749,000

    Unrealized depreciation                              (193,774,000)

    -----------------------------------------------------------------

    Net unrealized depreciation                         $(109,025,000)

    -----------------------------------------------------------------


[AMERICAN EXPRESS LOGO(R)]


AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

70100 AXP FINANCIAL CENTER

MINNEAPOLIS, MN 55474



                                                                 S-6462 U (4/02)